UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07428

Voya Mutual Funds

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: October 31

Date of reporting period: November 1, 2019 to April 30, 2020

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report
April 30, 2020
Classes A, C, I, R, R6 and W
Global Fund-of-Funds
■
Voya Global Diversified Payment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports, like this semi-annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
E-Delivery Sign-up – details inside

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Form NPORT-P is available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

[This Page Intentionally Left Blank]

PRESIDENT’S LETTER

Looking Beyond COVID-19
Dear Shareholder,
In the six-months this report covers, we have seen so many “unprecedented” events that the word no longer seems adequate to describe them. The financial markets have traced a volatile path through caution and optimism, fear and hope; at this point we expect more of the same ahead. Early in the reporting period, markets were rallying on improving economic data and subsiding trade tensions. Yet we noted that while investors seemed to accept risk, they also sought lower-volatility assets, which in our opinion, hinted at unspoken worries and the potential for intense reactions to bad news.
That observation proved spot-on as the coronavirus spread around the world in early 2020. Financial assets went into free-fall as the outbreak morphed into a pandemic and the global economy shuttered. Losses mounted until massive government and central bank interventions around the globe allayed some of the fears and led to a partial rebound in April.
Measures taken to curtail the spread of coronavirus have led to a sharp contraction of global economic activity. The response from global policy makers has been speedy and massive, particularly from the U.S. Federal Reserve Board; we believe these actions should alleviate some pain during the contraction and foster recovery once the lockdowns are lifted. That said, we expect to face heightened economic and market uncertainty for some time.
Despite the uncertainty, we believe the basics of investing remain intact: in our view, the best approach is to diversify portfolios as broadly as practicable and eschew market timing in what are likely to prove futile attempts to sidestep losses. In our view, it’s worth remembering that events such as the coronavirus pandemic are exactly why investors prepare portfolios for risk. We’d add that we believe that portfolios should not be built just to withstand risk; primarily, they should be built to achieve long-term objectives. We believe that even severe market disruptions such as this should not distract investors from focusing on their objectives.
While we are humble and realistic in the face of the challenges ahead, we are well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
April 15, 2020
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Benchmark Descriptions

Index	Description
ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index	The index is designed to track the performance of a synthetic asset paying London Interbank Offered Rate (“LIBOR”) to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day rate) and rolled into a new instrument.
Bloomberg Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index	A market index comprised of all U.S. Treasury Inflation Linked Securities.
FTSE EPRA Nareit Developed Index	The index is designed to track the performance of listed real estate companies and real-estate investment trusts (“REITs”) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.
MSCI All Country World IndexSM	A broad-based index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
Russell 1000® Growth Index	An index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
S&P 400® Index	An index, which is distinct from the large-cap S&P 500®, that measures the performance of mid-sized companies.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/LSTA Leveraged Loan Index	A total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor’s (“S&P”) and the Loan Syndications and Trading Association (“LSTA”) conceived the index to establish a performance benchmark for the syndicated leveraged loan industry.
S&P Target Risk® Growth Index	An index that seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.
S&P Target Risk® Moderate Index	Seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.
2

Portfolio Managers’ Report	Voya Global Diversified Payment Fund

Voya Global Diversified Payment Fund’s (the “Fund”) primary investment objective is to meet its managed payment policy* (“MPP”) while seeking to preserve investors’ capital over the long term. The Fund’s secondary investment objective is to seek the potential for long-term capital appreciation. The Fund primarily invests in a combination of other Voya mutual funds in accordance with target allocations. The Fund may also invest in other unaffiliated investment companies (collectively, with Voya mutual funds, referred to as the “Underlying Funds”). The Fund is managed by Paul Zemsky, CFA, and Barbara Reinhard, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
The Fund’s MPP is designed to provide 12 level monthly payments throughout each calendar year, excluding any additional distributions required to comply with applicable law. Under the MPP, the dollar amount of the Fund’s scheduled monthly payments for a particular calendar year generally will increase or decrease each January based on the Fund’s performance over the previous three years and the Sub-Adviser’s assessment of the Fund’s objectives and market conditions. Accordingly, the dollar amount of the Fund’s monthly cash payments could go up or down substantially from one year to the next and over time depending on, among other things, the performance of the financial markets in which the Fund invests, the allocation of Fund assets to Underlying Funds representing different asset classes and investments, the performance of the Fund’s other investment strategies, and the amount and timing of prior payments by the Fund. It is also possible for your payments from the Fund to go down from one year to the next and over time, depending on the timing of your investments in the Fund. The Fund may, under its MPP, return capital to a shareholder which will decrease the shareholder’s cost basis in the Fund and will affect the amount of any capital gain or loss that a shareholder realizes when selling or exchanging Fund shares. Any redemption you make from your Fund account will proportionately reduce the amount of future cash payments you will receive from the Fund.
Performance: For the six months ended April 30, 2020, the Fund’s Class A shares, excluding sales charges, provided a total return of -9.04% compared to the S&P Target Risk® Growth Index, the Global Diversified Payment Composite Index(1), (“GDP Composite Index”) the 60% MSCI All Country World IndexSM/ 40% Bloomberg Barclays U.S. Aggregate Bond Index, and the S&P Target Risk® Moderate Index, which returned -4.51%, -6.76%, -2.39%, and -2.13% respectively, for the same period. During the period, the Fund achieved its primary investment objective: to meet its MPP by delivering level monthly payments of  $0.038 per share for Class A shares.
Portfolio Specifics: For the reporting period, the Fund underperformed both the GDP Composite Index and the S&P Target Risk® Moderate Index. The primary cause of the underperformance relative to the GDP Composite Index, aside from the expenses of the Underlying Funds, was manager selection and the call option overlay strategy.
Target Allocations as of April 30, 2020(1) (as a percentage of net assets)

Large Cap	35.50%
Mid Cap	3.00%
Small Cap	1.00%
International Developed	15.00%
Emerging Markets	8.00%
Global Real Estate	5.00%
Core Fixed Income	9.50%
Global Bond	8.00%
U.S. High Yield	8.00%
Senior Loans	5.00%
Cash	2.00%

(1)
Fund’s current approximate target investment allocations (expressed as a percentage of net assets). As these are target allocations, the actual allocations of the Fund’s assets may deviate from the percentages shown. Although the Fund expects to be fully invested at all times, it may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change daily.
The Fund attempts to outperform the GDP Composite Index through tactical asset allocation, i.e., deviating from the GDP Composite Index weightings over the short and medium term. Tactical allocation moves executed during the period had a modestly positive effect on Fund returns. The biggest drag on results was an overweight to U.S. large capitalization equity. The coronavirus pandemic, and the resultant government response, led to one of the sharpest sell-offs in the history of the stock market. In just over one month, the S&P 500® Index declined more than 30% from its February 19 peak. Although some of the losses were recouped before month-end, and stocks have continued to rise since, the damage was severe.
Losses, however, were not confined to the United States. As a result, the Fund’s underweight to international developed equity delivered gains that more than offset the detractions from the U.S. large cap overweight. The Fund’s systematic tactical asset allocation strategies modestly detracted from returns. The cross-asset relative value strategy returns were negative, while the tactical currency strategy returns were positive, but by slightly less.
The Fund also attempts to outperform through the selection of Underlying Funds, which represent the various asset classes within the GDP Composite Index. The biggest detractors from relative returns were the Voya Strategic Income Opportunities Fund, Voya U.S. High Dividend Low Volatility Fund and Voya Global Bond Fund. The largest outperformers were Voya Mid Cap Opportunities Fund, Voya Large Cap Value Fund and Voya High Yield Bond Fund.
At the end of April, the investment team re-evaluated the portfolio’s strategic asset allocation based on our annual portfolio review process. There were no changes to the Fund’s top-level equity and fixed income allocations or the weightings to U.S. large cap, U.S. mid cap and emerging markets equities. Primary changes included a moderate reallocation from U.S. small cap equity into international developed equities and global real estate investment trusts. Within fixed income, U.S. core bonds and senior loans were reduced in favor of U.S. high yield, global bonds and U.S. Treasury inflation-protected securities.

3

Voya Global Diversified Payment Fund	Portfolio Managers’ Report

The Fund generates premiums and seeks gains by writing (selling) call options tied to various equity indices and index exchange-traded funds, including the S&P 500® Index, S&P 400® Index, MSCI EAFE® Index and MSCI EM® Index. The options overlay was a drag on performance over the period, as gains achieved in February and March were more than offset by the losses taken in other months, particularly April, as global equities rallied sharply off their late March bottom.
Current Strategy and Outlook: Our investment outlook for the next six to twelve months is predicated on two central views: (1) the U.S. economy will be able to slowly reopen without setting off a catastrophic increase of infections and (2) government initiatives will sufficiently backstop economic growth while the country heals on its way to a new post-COVID normal.
We believe that reopening efforts hinge on the country’s ability to make progress on the three Ts: testing, tracing and treatment. As the daily number of tests performed has ramped up, the percentage of positive test results has declined along with daily new infections reported. In total, the U.S. has tested more than eight million people or about 2.5% of the population, the fifth highest proportion of any country in the world.(2) These are positive trends, but we need to see daily testing capacity continue to increase. We also need to see more headway on the tracing front, before hotspot areas can reopen confidently. The necessary guidance, training and digital tools appear to be available.(3)
It is our opinion that the next step is to roll out a sweeping contact monitoring program across states, and convince people to follow the rules. Most encouragingly, headway is being made on the treatment front. There are currently 99 vaccines and 182 treatments under development.(4) Gilead’s antiviral, Remdesivir, has garnered a lot of attention as recent results show improvements in patients’ time to discharge, declining from 15 days to 11 days, and mortality rate falling from 11% to 8%.(5) Also, there are a host of antibody, antiviral, cell-based and other treatments working their way through the pipeline that make us optimistic that a gradual reopening will be sustainable.
We believe that there is no doubt that the large divergence between asset prices and the real economy has been created by the incredible global policy response to this crisis. We realize policy alone is not sufficient, but we believe it is creating the conditions necessary for a robust recovery, and markets have been quick to discount such a scenario playing out. On the monetary front, we believe the U.S. Federal Reserve has proven its commitment to maintaining sufficient liquidity to ensure well-functioning financial markets.
The European and Japanese central banks have also been actively involved, with the Bank of Japan expanding its balance sheet to over 100% of GDP. Japanese and U.S. fiscal policies have been more aggressive than in the European Union. Europe’s lawmakers are struggling to reach consensus on a plan that appropriately balances the costs and benefits among Eurozone countries. As a result, Italian bond spreads have widened due to the higher solvency risks in the country’s banking sector. In theory, Japan’s fiscal flexibility is somewhat constrained by its already enormous debt load. Meanwhile, the U.S. House of Representatives is in the process of constructing another round of stimulus; this supports our continued preference for U.S. assets.
Despite the outperformance of mega-cap U.S. technology stocks pushing the growth — value spread to its widest level on record, we are still overweight U.S. large caps — we think winners will win until we see evidence of a broad-based economic recovery. Recently we reduced our emerging market equity overweight and reallocated the proceeds into U.S. large cap. We believe that many developing countries face painful adjustments, given below-trend growth, higher borrowing costs and balance of payments issues that will make it difficult to fund current account deficits. We believe that while Asia is in a better position than other emerging regions, China could experience headwinds — it has become the target of political backlash around the world for being the source of the outbreak.

*
Please see the Fund’s “Additional Information” section regarding the MPP on page 33.

(1)
The Global Diversified Payment Composite Index is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Fund can be compared. As of April 30, 2020, the Index allocation is approximately: 2% of the S&P 500® Index, 9.5% of the Russell 1000® Growth Index, 14.5% of the Russell 1000® Value Index, 3% of the Russell Midcap® Index, 2% of the Russell 2000® Index, 20% of the MSCI EAFE® Index, 7% of the MSCI Emerging Markets IndexSM, 5% of the FTSE EPRA Nareit Developed Index, 14% of the Bloomberg Barclays U.S. Aggregate Bond Index, 7% of the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index, 7% of the Bloomberg Barclays Global Aggregate Index, 5% of the S&P/LSTA Leveraged Loan Index, 2% of the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index, and 2% of ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index.

(2)
Source: www.OurWorldInData.org, accessed 5/7/2020

(3)
Source: https://www.cdc.gov/coronavirus/2019-ncov/php/open-america/contact-tracing.html, accessed 5/7/2020

(4)
Source: https://milkeninstitute.org/covid-19-tracker, accessed 5/7/2020

(5)
Details of the study and patient population can be found here: https://clinicaltrials.gov/ct2/show/NCT04280705

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
4

shareholder expense example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from November 1, 2019 to April 30, 2020. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Annualized Expense Ratio*	Expenses Paid During the Period Ended April 30, 2020**	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Annualized Expense Ratio*	Expenses Paid During the Period Ended April 30, 2020**
Class A	$1,000.00	$909.60	0.64%	$3.04	$1,000.00	$1,021.68	0.64%	$3.22
Class C	1,000.00	907.30	1.39	6.59	1,000.00	1,017.95	1.39	6.97
Class I	1,000.00	910.60	0.37	1.76	1,000.00	1,023.02	0.37	1.86
Class R	1,000.00	909.50	0.89	4.23	1,000.00	1,020.44	0.89	4.47
Class R6	1,000.00	912.00	0.37	1.76	1,000.00	1,023.02	0.37	1.86
Class W	1,000.00	910.40	0.39	1.85	1,000.00	1,022.92	0.39	1.96

*
The annualized expense ratios do not include expenses of the underlying funds.

**
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half-year.

5

STATEMENT OF ASSETS AND LIABILITIES as of April 30, 2020 (Unaudited)

ASSETS:
Investments in affiliated underlying funds at fair value*	$280,651,668
Investments in unaffiliated underlying funds at fair value**	65,195,577
Short-term investments at fair value***	2,550,815
Cash collateral for futures	4,501,863
Receivables:
Investment securities sold	535,209
Fund shares sold	274,593
Dividends	595
Interest	439
Unrealized appreciation on forward foreign currency contracts	967,102
Prepaid expenses	97,780
Reimbursement due from Investment Adviser	5,512
Other assets	11,862
Total assets	354,793,015
LIABILITIES:
Income distribution payable	59,101
Payable for investment securities purchased	1,008,815
Payable for fund shares redeemed	1,119,832
Unrealized depreciation on forward foreign currency contracts	353,216
Payable for investment management fees	58,580
Payable for distribution and shareholder service fees	101,001
Payable to custodian due to foreign currency overdraft****	225
Payable to trustees under the deferred compensation plan (Note 6)	11,862
Payable for trustee fees	1,999
Other accrued expenses and liabilities	184,076
Written options, at fair value^	1,590,293
Total liabilities	4,489,000
NET ASSETS	$350,304,015
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$400,066,621
Total distributable loss	(49,762,606)
NET ASSETS	$350,304,015
* Cost of investments in affiliated underlying funds	$317,241,124
** Cost of investments in unaffiliated underlying funds	$68,747,063
*** Cost of short-term investments	$2,550,815
**** Cost of foreign currency overdraft	$697
^ Premiums received on written options	$1,372,990
See Accompanying Notes to Financial Statements
6

STATEMENT OF ASSETS AND LIABILITIES as of April 30, 2020 (Unaudited) (continued)

Class A
Net assets	$143,532,048
Shares authorized	Unlimited
Par value	$—
Shares outstanding	21,200,863
Net asset value and redemption price per share†	$6.77
Maximum offering price per share (5.75%)(1)	$7.18
Class C
Net assets	$90,416,309
Shares authorized	Unlimited
Par value	$—
Shares outstanding	12,888,199
Net asset value and redemption price per share†	$7.02
Class I
Net assets	$85,584,713
Shares authorized	Unlimited
Par value	$—
Shares outstanding	12,709,495
Net asset value and redemption price per share	$6.73
Class R
Net assets	$253,733
Shares authorized	Unlimited
Par value	$—
Shares outstanding	37,376
Net asset value and redemption price per share	$6.79
Class R6
Net assets	$48,536
Shares authorized	Unlimited
Par value	$—
Shares outstanding	7,206
Net asset value and redemption price per share	$6.74
Class W
Net assets	$30,468,676
Shares authorized	Unlimited
Par value	$—
Shares outstanding	4,538,020
Net asset value and redemption price per share	$6.71

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
7

STATEMENT OF OPERATIONS for the six months ended April 30, 2020 (Unaudited)

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$6,933,892
Dividends from unaffiliated underlying funds	1,144,308
Interest	12,683
Total investment income	8,090,883
EXPENSES:
Investment management fees	434,087
Distribution and shareholder service fees:
Class A	200,702
Class C	525,898
Class R	839
Transfer agent fees:
Class A	48,011
Class C	31,436
Class I	32,818
Class R	100
Class R6	160
Class W	10,031
Shareholder reporting expense	61,880
Registration fees	77,839
Professional fees	31,850
Custody and accounting expense	33,852
Trustee fees	7,995
Miscellaneous expense	12,796
Interest expense	2,229
Total expenses	1,512,523
Waived and reimbursed fees	(13,652)
Net expenses	1,498,871
Net investment income	6,592,012
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	(4,763,291)
Sale of unaffiliated underlying funds	2,013,877
Capital gain distributions from affiliated underlying funds	4,293,948
Forward foreign currency contracts	277,601
Foreign currency related transactions	(286,686)
Futures	(4,704,301)
Swaps	(727,870)
Written options	(2,079,814)
Net realized loss	(5,976,536)
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(35,458,828)
Unaffiliated underlying funds	(6,286,408)
Forward foreign currency contracts	47,591
Foreign currency related transactions	(25,076)
Futures	3,657,322
Written options	(13,731)
Net change in unrealized appreciation (depreciation)	(38,079,130)
Net realized and unrealized loss	(44,055,666)
Decrease in net assets resulting from operations	$(37,463,654)
See Accompanying Notes to Financial Statements
8

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
FROM OPERATIONS:
Net investment income	$6,592,012	$8,811,435
Net realized gain (loss)	(5,976,536)	14,385,765
Net change in unrealized appreciation (depreciation)	(38,079,130)	12,048,110
Increase (decrease) in net assets resulting from operations	(37,463,654)	35,245,310
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(4,929,215)	(9,755,570)
Class C	(2,776,448)	(6,614,713)
Class I	(3,176,869)	(6,739,454)
Class R	(9,729)	(15,418)
Class R6	(1,576)	(373)
Class W	(1,099,922)	(2,191,833)
Return of capital:
Class A	—	(4,953,357)
Class C	—	(3,250,059)
Class I	—	(2,933,700)
Class R	—	(10,087)
Class R6	—	(888)
Class W	—	(970,093)
Total distributions	(11,993,759)	(37,435,545)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	23,644,808	55,239,968
Reinvestment of distributions	11,620,838	36,399,572
	35,265,646	91,639,540
Cost of shares redeemed	(62,130,506)	(138,687,778)
Net decrease in net assets resulting from capital share transactions	(26,864,860)	(47,048,238)
Net decrease in net assets	(76,322,273)	(49,238,473)
NET ASSETS:
Beginning of year or period	426,626,288	475,864,761
End of year or period	$350,304,015	$426,626,288

See Accompanying Notes to Financial Statements
9

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
04-30-20+	7.68	0.13•	(0.77)	(0.64)	0.14	—	0.13	0.27	—	6.77	(9.04)	0.64	0.64	0.64	3.41	143,532	23
10-31-19	7.71	0.17	0.46	0.63	0.09	0.35	0.22	0.66	—	7.68	8.64	0.62	0.62	0.62	2.09	172,864	44
10-31-18	8.41	0.17	(0.41)	(0.24)	0.20	0.09	0.17	0.46	—	7.71	(3.12)	0.62	0.62	0.62	1.94	176,765	80
10-31-17	8.01	0.14•	0.73	0.87	0.13	0.13	0.21	0.47	—	8.41	11.17	0.62	0.66	0.66	1.73	174,532	37
10-31-16	8.40	0.13	0.02	0.15	0.15	0.13	0.26	0.54	—	8.01	1.92	0.64	0.63	0.63	1.60	155,070	57
10-31-15	8.89	0.15	(0.10)	0.05	0.18	0.11	0.25	0.54	—	8.40	0.55	0.64	0.61	0.61	1.56	145,212	82
Class C
04-30-20+	7.95	0.10•	(0.79)	(0.69)	0.11	—	0.13	0.24	—	7.02	(9.27)	1.39	1.39	1.39	2.70	90,416	23
10-31-19	7.98	0.11	0.47	0.58	0.04	0.35	0.22	0.61	—	7.95	7.69	1.37	1.37	1.37	1.39	114,650	44
10-31-18	8.70	0.10	(0.41)	(0.31)	0.15	0.09	0.17	0.41	—	7.98	(3.79)	1.37	1.37	1.37	1.23	139,261	80
10-31-17	8.29	0.09•	0.74	0.83	0.08	0.13	0.21	0.42	—	8.70	10.29	1.37	1.41	1.41	1.01	156,353	37
10-31-16	8.68	0.07	0.03	0.10	0.10	0.13	0.26	0.49	—	8.29	1.28	1.39	1.38	1.38	0.85	170,237	57
10-31-15	9.19	0.07•	(0.09)	(0.02)	0.13	0.11	0.25	0.49	—	8.68	(0.23)	1.39	1.36	1.36	0.80	160,632	82
Class I
04-30-20+	7.64	0.14•	(0.77)	(0.63)	0.15	—	0.13	0.28	—	6.73	(8.94)	0.40	0.37	0.37	3.68	85,585	23
10-31-19	7.68	0.19	0.45	0.64	0.11	0.35	0.22	0.68	—	7.64	8.88	0.38	0.38	0.38	2.38	103,731	44
10-31-18	8.38	0.19	(0.41)	(0.22)	0.22	0.09	0.17	0.48	—	7.68	(2.86)	0.33	0.36	0.36	2.21	122,271	80
10-31-17	7.99	0.17•	0.71	0.88	0.15	0.13	0.21	0.49	—	8.38	11.40	0.32	0.35	0.35	2.03	125,078	37
10-31-16	8.37	0.16	0.03	0.19	0.18	0.13	0.26	0.57	—	7.99	2.38	0.34	0.32	0.32	1.93	101,305	57
10-31-15	8.87	0.16•	(0.09)	0.07	0.21	0.11	0.25	0.57	—	8.37	0.82	0.34	0.30	0.30	1.89	98,994	82
Class R
04-30-20+	7.69	0.12•	(0.77)	(0.65)	0.12	—	0.13	0.25	—	6.79	(9.05)	0.89	0.89	0.89	3.19	254	23
10-31-19	7.71	0.14	0.47	0.61	0.06	0.35	0.22	0.63	—	7.69	8.44	0.87	0.87	0.87	1.78	353	44
10-31-18	8.40	0.14	(0.40)	(0.26)	0.17	0.09	0.17	0.43	—	7.71	(3.29)	0.87	0.87	0.87	1.82	280	80
10-31-17	8.00	0.13•	0.72	0.85	0.11	0.13	0.21	0.45	—	8.40	10.86	0.87	0.90	0.90	1.59	348	37
10-31-16	8.38	0.10	0.04	0.14	0.13	0.13	0.26	0.52	—	8.00	1.77	0.89	0.88	0.88	1.34	399	57
10-31-15	8.88	0.12•	(0.09)	0.03	0.17	0.11	0.25	0.53	—	8.38	0.26	0.89	0.86	0.86	1.41	53	82
Class R6
04-30-20+	7.64	0.13•	(0.75)	(0.62)	0.15	—	0.13	0.28	—	6.74	(8.80)	1.00	0.37	0.37	3.58	49	23
10-31-19	7.69	0.15•	0.48	0.63	0.11	0.35	0.22	0.68	—	7.64	8.74	0.98	0.38	0.38	1.95	45	44
02-28-18(5) - 10-31-18	8.32	0.08•	(0.39)	(0.31)	0.15	—	0.17	0.32	—	7.69	(3.86)	0.91	0.38	0.38	1.51	3	80
Class W
04-30-20+	7.62	0.13•	(0.76)	(0.63)	0.15	—	0.13	0.28	—	6.71	(8.96)	0.39	0.39	0.39	3.64	30,469	23
10-31-19	7.67	0.18	0.45	0.63	0.11	0.35	0.22	0.68	—	7.62	8.76	0.37	0.37	0.37	2.36	34,984	44
10-31-18	8.36	0.18	(0.39)	(0.21)	0.22	0.09	0.17	0.48	—	7.67	(2.74)	0.37	0.37	0.37	2.22	37,285	80
10-31-17	7.97	0.17•	0.71	0.88	0.15	0.13	0.21	0.49	—	8.36	11.42	0.37	0.41	0.41	2.02	43,246	37
10-31-16	8.36	0.15	0.02	0.17	0.17	0.13	0.26	0.56	—	7.97	2.23	0.39	0.38	0.38	1.84	44,305	57
10-31-15	8.85	0.15•	(0.08)	0.07	0.20	0.11	0.25	0.56	—	8.36	0.82	0.39	0.36	0.36	1.79	37,871	82
See Accompanying Notes to Financial Statements
10

Financial Highlights (continued)

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of the Underlying Funds.

(5)
Commencement of operations.

+
Unaudited.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements
11

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited)

NOTE 1 — ORGANIZATION
Prior to the close of business on November 8, 2019, Voya Global Diversified Payment Fund (“Global Diversified Payment” or the “Fund”), was a separate active series under Voya Series Fund, Inc. (the “Company”). The Company was incorporated under the laws of the State of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. Prior to the close of business on November 8, 2019 there were six separate active series which comprised the Company and effective on the close of business on November 8, 2019, there were no active series which comprised the Company.
Effective on the close of business on November 8, 2019, Global Diversified Payment was reorganized into a series of Voya Mutual Funds (the “Trust”) and is now a separately active investment series under the Trust. The Trust is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. It consists of twelve separate active investment series. This report is for Global Diversified Payment, a diversified series of the Trust.
The Fund offers the following classes of shares: Class A, Class C, Class I, Class R, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Beginning on January 2, 2020, Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares ten years after purchase.
Voya Investments, LL (“Voya Investments” or the “Investment Adviser”) an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya
Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
The investment companies in which the Fund invests are collectively referred to as the “Underlying Funds.”
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final

12

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active

13

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Capital gain dividends from Underlying Funds are recorded as capital gain distributions from affiliated Underlying Funds.
C. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are declared and paid monthly by the Fund with payments adjusted once a year each January. The Fund distributes capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
The Fund’s MPP is designed to make level payments once per month throughout each calendar year. Under the MPP, the dollar amount of the Fund’s scheduled monthly payments for a particular year generally will increase or decrease each January based on the Fund’s performance over the previous three years.
D. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
E. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out

14

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not

15

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Fund may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
At April 30, 2020, the maximum amount of loss that the Fund would incur if its counterparties failed to perform would be $967,102 which represents the gross payments to be received on open forward foreign currency contracts were they to be unwound as of April 30, 2020. There was no collateral pledged to the Fund at April 30, 2020.
The Fund has credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.
The Fund had a liability position of  $1,943,509 on open forward foreign currency contracts and written OTC options with credit related contingent features. If a contingent feature would have been triggered as of April 30, 2020, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not pledge any cash collateral at April 30, 2020 for its open OTC derivative transactions.
G. Forward Foreign Currency Transactions and Futures Contracts. The Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Fund either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
For the period ended April 30, 2020, the Fund entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Fund used forward foreign currency contracts as part of its tactical currency strategy.
During the period ended April 30, 2020,the Fund had average contract amounts on forward foreign currency contracts to buy and sell of  $45,436,391 and $48,186,197, respectively. Please refer to the tables within the Portfolio of Investments for open forward foreign currency contracts at April 30, 2020.
The Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session

16

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

ending at, or most recently prior to, the time when the Fund’s assets are valued.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts, if any, are reported on a table within the Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Fund’s Statement of Operations. Realized gains (losses) are reported in the Fund’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended April 30, 2020, the Fund used futures to enact tactical positions and to provide the Fund with greater liquidity. The Fund had purchased and sold futures contracts on various equity indices. The Fund also purchased and sold futures contracts on various U.S. Treasury Notes and Bonds. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the period ended April 30, 2020, the Fund had an average notional value on futures contracts purchased and sold of  $59,386,253 and $58,812,513, respectively. Please refer to the tables within the Portfolio of Investments for open futures at April 30, 2020.
H. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The Fund may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.
During the period ended April 30, 2020, the Fund has written options on equity indices in an attempt to generate income from option premiums as a means of enhancing payments to shareholders and reducing volatility. Because the performance of the indices underlying each call option are expected to correlate closely with the performance of one or more of the affiliated Underlying Funds, during the term of each call option the Fund will be effectively giving up all or a portion of the benefits it would otherwise realize from a potential increase in the value of such affiliated Underlying Funds. Thus, the Fund’s option strategy may limit the Fund’s ability to benefit from appreciation of the affiliated Underlying Funds. At the same time, the premium received in connection with the sale of call options may partially offset potential declines in value of the affiliated Underlying Funds during periods of declining markets.
During the period ended April 30, 2020, the Fund had an average notional value on written equity options of $58,969,519. Please refer to the tables within the Portfolio of Investments for open written equity options at April 30, 2020.

17

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

I. Swap Agreements. The Fund may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).
The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within the Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Fund’s counterparty on the swap agreement becomes the CCP. A Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted
as pledged on the Portfolio of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statement of Operations. Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Total Return Swap Agreements. Total return swaps are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return. A Fund’s use of a total return swap exposes the Fund to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.
For the period ended April 30, 2020, the Fund entered into total return swaps on equity indices with an average notional amount of  $35,050,537 and $35,051,774 on receiver and payer total return swaps, respectively. There were no open total return swaps at April 30, 2020.
J. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be

18

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the period ended April 30, 2020, the cost of purchases and the proceeds from sales of investments, excluding short-term securities, were $89,105,675 and $126,024,867, respectively.
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee equal to 0.18% of the Fund’s average daily net assets invested in affiliated Underlying Funds and 0.40% of the Fund’s average daily net assets invested in unaffiliated Underlying Funds or other direct investments.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Fund (except Class I, Class R6 and Class W) has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, Class A,
Class C and Class R shares pay the Distributor a Distribution and/or Service Fee based on average daily net assets at the rates of 0.25%, 1.00% and 0.50%, respectively.
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended April 30, 2020, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:	$15,539	$—
Contingent Deferred Sales Charges:	$—	$5,042
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At April 30, 2020, there were no direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies that owned more than 5% of the Fund.
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
Effective January 1, 2020, the Fund may pay fees to affiliates of Voya Investments for recordkeeping services provided on certain assets.

19

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below(1):
Class A	Class C	Class I	Class R	Class R6	Class W
1.30%	2.05%	0.99%	1.55%	0.99%	1.05%

(1)
These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by the Fund will vary based on the Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from the Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
The amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of April 30, 2020, are as follows:
	April 30,
	2021	2022	2023	Total
Class I	$—	$—	$13,500	$13,500
Class R6	3	19	255	277
The Expense Limitation Agreement is contractual through March 1, 2021 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 17, 2019, the Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 15, 2020. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 17, 2019, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 17, 2019.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The Fund utilized the line of credit during the period ended April 30, 2020 as follows:
Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
23	$2,282,696	1.39%

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
4/30/2020	1,158,223	—	644,935	(3,116,646)	(1,313,488)	8,660,255	—	4,677,002	(22,686,461)	(9,349,204)
10/31/2019	2,563,577	—	1,870,171	(4,834,560)	(400,812)	19,588,933	—	14,031,425	(36,877,246)	(3,256,888)
Class C
4/30/2020	340,392	—	363,515	(2,233,941)	(1,530,034)	2,705,024	—	2,734,872	(16,809,739)	(11,369,843)
10/31/2019	966,609	—	1,255,788	(5,261,296)	(3,038,899)	7,647,616	—	9,730,859	(41,498,659)	(24,120,183)
Class I
4/30/2020	1,212,350	—	430,936	(2,510,315)	(867,029)	8,872,507	—	3,112,352	(17,732,352)	(5,747,493)
10/31/2019	2,980,172	—	1,268,090	(6,582,595)	(2,334,334)	22,594,103	—	9,478,617	(49,792,331)	(17,719,611)
Class R
20

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
4/30/2020	406	—	1,337	(10,178)	(8,435)	3,170	—	9,729	(62,699)	(49,800)
10/31/2019	6,103	—	3,393	—	9,497	46,420	—	25,505	—	71,925
Class R6
4/30/2020	1,713	—	219	(626)	1,306	12,558	—	1,576	(4,350)	9,784
10/31/2019	5,467	—	166	(108)	5,525	41,097	—	1,262	(831)	41,529
Class W
4/30/2020	468,550	—	150,949	(672,790)	(53,291)	3,391,294	—	1,085,307	(4,834,905)	(358,304)
10/31/2019	698,606	—	420,170	(1,391,694)	(272,918)	5,321,798	—	3,131,904	(10,518,711)	(2,065,010)
NOTE 10 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
At October 31, 2019, the Fund changed its tax year-end from December 31 to October 31. The tax composition of dividends and distributions to shareholders was as follows:
Year Ended October 31, 2019			Year Ended December 31, 2018
Ordinary Income	Long-term Capital Gain	Return of Capital	Ordinary Income	Long-term Capital Gain	Return of Capital
$4,867,801	$20,449,560	$12,118,184	$11,451,008	$20,449,560	$7,277,631
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2019 were:
Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforward	Expiration
$78,479	$(374,270)	None
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of April 30, 2020, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2014.
NOTE 11 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Fund’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of the Fund; and the

21

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 11 — LONDON INTERBANK OFFERED RATE (“LIBOR”) (continued)

risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on the Fund.
NOTE 12 — LIQUIDITY
Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Fund has established a liquidity risk management program to govern its approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Fund’s Adviser, Voya Investments, LLC, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, the Fund’s liquidity risk.
The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re-classification, as necessary) of the Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding the Fund’s shareholder base, characteristics of its investments, access to borrowing arrangements and historical redemptions to determine whether the Fund will be able to meet its redemption obligations in a timely manner.
During the period covered by the report, December 1, 2018 through December 31, 2019, the Program supported the Fund’s ability to honor redemption requests timely and the Program Administrator’s management of the Fund’s liquidity risk, including during any periods of market volatility and net redemptions.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks.
NOTE 13 — MARKET DISRUPTION
The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the recent COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Fund. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.
NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS
In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Fund has concluded that the adoption of the new accounting principle does not materially impact the financial statement amounts and is not applicable given the Fund does not hold callable debt securities.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Fund has elected to early adopt the amendments that allow for removal of disclosure

22

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Fund’s financial statements. The Fund plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Fund is currently evaluating the impact of these changes on the financial statements.
NOTE 15 — SUBSEQUENT EVENTS
Expense Limitation Agreement: The Board approved revised expense limits for each class of the Fund. Effective on May 1, 2020, through March 1, 2022, the Investment Adviser has further lowered the expense limits to 1.16%, 1.91%, 0.85%, 1.41%, 0.85% and 0.91% for Class A, Class C, Class I, Class R, Class R6 and Class W, respectively.
Line of Credit renewal: Effective May 15, 2020, the funds to which the Credit Agreement is available have entered into a renewed Credit Agreement with BNY for an aggregate amount of  $400,000,000 and will continue to pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. The Board approved this renewal on May 14, 2020.
Dividends: Subsequent to April 30, 2020, the Fund declared dividends of:
	Per Share Amount	Payable Date	Record Date
Class A	$0.0380	June 1, 2020	May 28, 2020
Class C	$0.0340	June 1, 2020	May 28, 2020
Class I	$0.0400	June 1, 2020	May 28, 2020
Class R	$0.0360	June 1, 2020	May 28, 2020
Class R6	$0.0400	June 1, 2020	May 28, 2020
Class W	$0.0400	June 1, 2020	May 28, 2020
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

23

PORTFOLIO OF INVESTMENTS
Voya Global Diversified Payment Fund	as of April 30, 2020 (Unaudited)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 10.0%
83,169	iShares 20+ Year Treasury Bond ETF	$13,867,599	4.0
80,583	iShares Core MSCI Emerging Markets ETF	3,518,254	1.0
198,339	Vanguard Global ex-U.S. Real Estate ETF	8,855,837	2.5
115,830	Vanguard Real Estate ETF	8,815,821	2.5
	Total Exchange-Traded Funds (Cost $39,115,992)	35,057,511	10.0
MUTUAL FUNDS: 88.8%
	Affiliated Investment Companies: 80.2%
2,120,661	Voya Floating Rate Fund - Class I	17,495,453	5.0
3,075,018	Voya Global Bond Fund - Class R6	28,351,667	8.1
3,889,774	Voya High Yield Bond Fund - Class R6	28,200,862	8.1
2,713,651	Voya Intermediate Bond Fund - Class R6	28,140,556	8.1
1,376,858	Voya Large Cap Value Fund - Class R6	14,112,799	4.0
448,489	Voya Large-Cap Growth Fund - Class R6	21,191,125	6.1
230,590 (1)	Voya MidCap Opportunities Fund - Class R6	5,234,382	1.5
2,385,288	Voya Multi-Manager Emerging Markets Equity Fund - Class I	24,950,111	7.1
2,969,798	Voya Multi-Manager International Equity Fund - Class I	28,361,571	8.1
5,798,122	Voya Multi-Manager International Factors Fund - Class I	45,979,106	13.1
720,525	Voya Multi-Manager Mid Cap Value Fund - Class I	$5,346,299	1.5
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
759,153	Voya Strategic Income Opportunities Fund - Class R6	7,044,936	2.0
2,443,464	Voya U.S. High Dividend Low Volatility Fund - Class R6	26,242,801	7.5
		280,651,668	80.2

	Unaffiliated Investment Companies: 8.6%
938,881	TIAA-CREF S&P 500 Index Fund - Class I	30,138,066	8.6
	Total Mutual Funds (Cost $346,872,195)	310,789,734	88.8
	Total Long-Term Investments (Cost $385,988,187)	345,847,245	98.8
SHORT-TERM INVESTMENTS: 0.7%
	Mutual Funds: 0.7%
2,550,815 (2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.210% (Cost $2,550,815)	2,550,815	0.7
	Total Short-Term Investments (Cost $2,550,815)	2,550,815	0.7
	Total Investments in Securities (Cost $388,539,002)	$348,398,060	99.5
	Assets in Excess of Other Liabilities	1,905,955	0.5
	Net Assets	$350,304,015	100.0

(1)
Non-income producing security.

(2)
Rate shown is the 7-day yield as of April 30, 2020.

See Accompanying Notes to Financial Statements
24

PORTFOLIO OF INVESTMENTS
Voya Global Diversified Payment Fund	as of April 30, 2020 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2020
Asset Table
Investments, at fair value
Exchange-Traded Funds	$35,057,511	$—	$—	$35,057,511
Mutual Funds	310,789,734	—	—	310,789,734
Short-Term Investments	2,550,815	—	—	2,550,815
Total Investments, at fair value	$348,398,060	$—	$—	$348,398,060
Other Financial Instruments+
Forward Foreign Currency Contracts	—	967,102	—	967,102
Futures	4,603,713	—	—	4,603,713
Total Assets	$353,001,773	$967,102	$—	$353,968,875
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(353,216)	$—	$(353,216)
Futures	(1,864,276)	—	—	(1,864,276)
Written Options	—	(1,590,293)	—	(1,590,293)
Total Liabilities	$(1,864,276)	$(1,943,509)	$—	$(3,807,785)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the period ended April 30, 2020, where the following issuers were considered an affiliate:
Issuer	Beginning Market Value at 10/31/2019	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 04/30/2020	Investment Income	Realized Gains/(Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund - Class I	$21,255,513	$1,053,993	$(2,662,370)	$(2,151,683)	$17,495,453	$483,630	$(273,525)	$—
Voya Global Bond Fund - Class R6	42,823,279	2,966,498	(15,440,212)	(1,997,898)	28,351,667	959,803	(327,539)	—
Voya High Yield Bond Fund - Class R6	21,453,112	11,810,848	(3,257,432)	(1,805,666)	28,200,862	614,182	(161,013)	—
Voya Intermediate Bond Fund - Class R6	42,567,794	2,886,164	(16,651,261)	(662,141)	28,140,556	732,941	214,575	34,352
Voya Large Cap Value Fund - Class R6	28,125,704	3,950,267	(14,206,343)	(3,756,829)	14,112,799	253,346	(1,778,827)	1,942,938
Voya Large-Cap Growth Fund - Class R6	24,051,066	1,851,460	(3,748,206)	(963,195)	21,191,125	149,046	940,844	886,231
Voya MidCap Opportunities Fund - Class R6	6,508,678	373,073	(1,214,128)	(433,241)	5,234,382	—	(22,099)	373,073
Voya Multi-Manager Emerging Markets Equity Fund - Class I	29,947,257	1,666,387	(1,993,608)	(4,669,925)	24,950,111	518,296	487,693	160,358
Voya Multi-Manager International Equity Fund - Class I	25,937,420	8,399,720	(1,953,295)	(4,022,274)	28,361,571	514,327	(14,899)	—
Voya Multi-Manager International Factors Fund - Class I	60,928,416	2,484,715	(7,367,473)	(10,066,552)	45,979,106	1,902,248	(576,400)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	6,642,697	1,470,481	(1,031,014)	(1,735,865)	5,346,299	73,673	(438)	538,401
Voya Small Company Fund - Class R6	8,838,082	11,916,850	(22,781,187)	2,026,255	—	19,460	(3,433,641)	—
Voya Strategic Income Opportunities Fund - Class R6	17,101,969	1,157,534	(10,354,610)	(859,957)	7,044,936	301,265	(486,703)	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	32,534,671	1,604,587	(3,536,600)	(4,359,857)	26,242,801	411,675	668,681	358,595
	$368,715,658	$53,592,577	$(106,197,739)	$(35,458,828)	$280,651,668	$6,933,892	$(4,763,291)	$4,293,948

See Accompanying Notes to Financial Statements
25

PORTFOLIO OF INVESTMENTS
Voya Global Diversified Payment Fund	as of April 30, 2020 (Unaudited) (continued)

At April 30, 2020, the following forward foreign currency contracts were outstanding for Voya Global Diversified Payment Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SGD 6,800,000	USD 4,744,376	Bank of America N.A.	05/05/20	$77,824
NZD 18,000,000	USD 10,674,968	BNP Paribas	05/05/20	367,091
USD 8,533,215	EUR 7,800,000	BNP Paribas	05/05/20	(14,618)
USD 21,702,630	GBP 17,500,000	BNP Paribas	05/05/20	(338,598)
AUD 8,400,000	USD 5,129,889	Citibank N.A.	05/05/20	343,978
SEK 58,800,000	USD 5,868,032	Citibank N.A.	05/05/20	159,271
USD 5,915,131	JPY 633,300,000	Citibank N.A.	05/08/20	13,487
CHF 3,300,000	USD 3,413,449	The Bank of New York Mellon	05/05/20	5,451
				$613,886
At April 30, 2020, the following futures contracts were outstanding for Voya Global Diversified Payment Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	55	06/19/20	$3,593,425	$837,449
S&P 500® E-Mini	231	06/19/20	33,522,720	3,766,264
			$37,116,145	$4,603,713
Short Contracts:
Mini MSCI EAFE Index	(86)	06/19/20	(7,044,690)	(32,030)
Tokyo Price Index (TOPIX)	(104)	06/11/20	(14,090,854)	(1,233,811)
U.S. Treasury 10-Year Note	(50)	06/19/20	(6,953,125)	(318,864)
U.S. Treasury 5-Year Note	(70)	06/30/20	(8,783,906)	(279,571)
			$(36,872,575)	$(1,864,276)
At April 30, 2020, the following OTC written equity options were outstanding for Voya Global Diversified Payment Fund:
Description	Counterparty	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Premiums Received	Fair Value
iShares MSCI EAFE ETF	Goldman Sachs International	Call	06/04/20	USD57.140	296,977	USD16,799,989	$420,015	$(420,015)
iShares MSCI Emerging Markets ETF	BNP Paribas	Call	05/14/20	USD36.000	200,169	USD7,334,192	225,771	(268,982)
S&P 500® Index	BNP Paribas	Call	05/14/20	USD2,841.540	7,287	USD21,222,877	612,010	(786,102)
SPDR® S&P MidCap 400® ETF	UBS AG	Call	06/04/20	USD304.310	12,007	USD3,599,819	115,194	(115,194)
							$1,372,990	$(1,590,293)
Currency Abbreviations
AUD – Australian Dollar
CHF – Swiss Franc
EUR – EU Euro
GBP – British Pound
JPY – Japanese Yen
NZD – New Zealand Dollar
SEK – Swedish Krona
SGD – Singapore Dollar
USD – United States Dollar
See Accompanying Notes to Financial Statements
26

PORTFOLIO OF INVESTMENTS
Voya Global Diversified Payment Fund	as of April 30, 2020 (Unaudited) (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$967,102
Equity contracts	Net Assets — Unrealized appreciation*	4,603,713
Total Asset Derivatives		$5,570,815
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$353,216
Equity contracts	Net Assets — Unrealized depreciation*	1,265,842
Interest contracts	Net Assets — Unrealized depreciation*	598,434
Equity contracts	Written options, at fair value	1,590,293
Total Liability Derivatives		$3,807,785

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Equity contracts	$—	$(5,377,436)	$(727,870)	$(2,079,814)	$(8,185,120)
Foreign exchange contracts	277,601	—	—	—	277,601
Interest rate contracts	—	673,135	—	—	673,135
Total	$277,601	$(4,704,301)	$(727,870)	$(2,079,814)	$(7,234,384)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Equity contracts	$—	$4,231,209	$—	$(13,731)	$4,217,478
Foreign exchange contracts	47,591	—	—	—	47,591
Interest rate contracts	—	(573,887)	—	—	(573,887)
Total	$47,591	$3,657,322	$—	$(13,731)	$3,691,182

See Accompanying Notes to Financial Statements
27

PORTFOLIO OF INVESTMENTS
Voya Global Diversified Payment Fund	as of April 30, 2020 (Unaudited) (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2020:
	Bank of America N.A.	BNP Paribas	Citibank N.A.	Goldman Sachs international	The Bank of New York Mellon	UBS AG	Totals
Assets:
Forward foreign currency contracts	$77,824	$367,091	$516,736	$—	$5,451	$—	$967,102
Total Assets	$77,824	$367,091	$516,736	$—	$5,451	$—	$967,102
Liabilities:
Forward foreign currency contracts	$—	$353,216	$—	$—	$—	$—	$353,216
Written options	—	1,055,084	—	420,015	—	115,194	1,590,293
Total Liabilities	$—	$1,408,300	$—	$420,015	$—	$115,194	$1,943,509
Net OTC derivative instruments by counterparty, at fair value	$77,824	$(1,041,209)	$516,736	$(420,015)	$5,451	$(115,194)	(976,407)
Total collateral pledged by Fund/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$77,824	$(1,041,209)	$516,736	$(420,015)	$5,451	$(115,194)	$(976,407)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At April 30, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $388,161,514.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$8,264,956
Gross Unrealized Depreciation	(46,265,607)
Net Unrealized Depreciation	$(38,000,651)

See Accompanying Notes to Financial Statements
28

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT
At a meeting held on November 21, 2019, the Board of Trustees (“Board”) of Voya Mutual Funds (the “Trust”), including a majority of the Independent Trustees, considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of Voya Global Diversified Payment Fund, a series of the Trust (the “Fund”), and the sub-advisory contract (the “Sub-Advisory Contract,” and together with the Management Contract, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”) for an additional one year period ending November 30, 2020. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.
In addition to the Board meeting on November 21, 2019, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2019, and November 19, 2019, specifically to review and consider materials related to the proposed continuance of the Contracts that they believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC meets several times throughout the year to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”) related to the investment management and sub-advisory contract renewal process. The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Fund (“Selected Peer Group”) based on the Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process. In addition, the Independent Trustees periodically have retained, including most recently in 2018, an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Fund, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Fund as set forth in the Management Contract, including oversight of the Fund’s operations and risk management and the oversight of its various other service providers.

29

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Adviser with respect to the Fund under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Fund are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Fund and the level of resources committed to the Fund (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Fund.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Contracts were appropriate.
Fund Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Fund’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as the Fund grows larger and the extent to which any such economies are shared with the Fund. The Board also considered that, while the Fund does not have management fee breakpoints, it has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with the Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Fund, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by the Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Fund, including whether the Manager intends to propose any changes thereto. The Board separately determined that the fees payable to the

30

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Fund. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Fund both with and without taking into account the profitability of the distributor of the Fund and any revenue sharing payments made by the Manager.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Fund. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Fund, including their ability to engage in soft-dollar transactions on behalf of the Fund. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Fund and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Fund Analysis
Set forth below are certain of the specific factors that the Board considered at its October 9, 2019, November 19,
2019, and/or November 21, 2019 meetings in relation to approving the Fund’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The Fund’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2019. In addition, the Board also considered at its October 9, 2019, November 19, 2019, and November 21, 2019 meetings certain additional data regarding the Fund’s more recent performance, and asset levels and asset flows. The Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
In considering whether to approve the renewal of the Contracts for Voya Global Diversified Payment Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the second quintile of its Morningstar category for the five-year and ten-year periods, the third quintile for the one-year period, and the fourth quintile for the year-to-date and three-year periods; and (2) the Fund underperformed its primary benchmark for the one-year, three-year and five-year periods, and outperformed its primary benchmark for the year-to-date and ten-year periods. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of asset allocation and the Fund’s options overlay on the Fund’s performance during certain periods; and (2) the competitiveness of the Fund’s performance during certain periods.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Fund, inclusive of the Acquired Fund Fees and Expenses

31

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

(“AFFE”), is ranked in the first quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Fund, not inclusive of AFFE, is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that the Fund indirectly bears the fees payable by the underlying funds in which the Fund invests.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

32

ADDITIONAL INFORMATION (Unaudited)

MANAGED PAYMENT POLICY
The Fund’s Managed Payment Policy is designed to provide investors with regular cash flows from their investment. The policy provides for 12 level monthly payments throughout each calendar year. This payment policy enables investors to target the total dollar amount of the monthly payments they receive from their holdings in the Fund each year by purchasing the number of shares that will translate into their target monthly payment amount.
For the calendar year 2020, the Fund will make a level monthly payment of  $0.038 per share for Class A shares, $0.034 per share for Class C shares, $0.040 per share for Class I shares, $0.036 per share for Class R shares, $0.040 per share for Class R6 shares and $0.040 per share for Class W shares. The level monthly payment amount for calendar year 2020 will be the product of: (i) the annual payment rate (“Annual Payment Rate”) of 5.75% for Class A shares, 5.00% for Class C shares, 6.06% for Class I shares, 5.50% for Class R shares, 6.06% for Class R6 shares and 6.06% for Class W shares, divided by 12; and (ii) the trailing average account value (“Trailing Average Account Value”). Therefore, investors holding 10,000 shares would generate a monthly payment of  $380 from their holdings in Class A shares, $340 from their holdings in Class C shares, $400 from their holdings in Class I shares, $360 from holdings in Class R shares, $400 from holdings in Class R6 shares and $400 from holdings in Class W shares from the Fund during 2020.
The required investment to generate a given amount of payment will vary from year to year depending on monthly level payment determined for that year. In order to provide investors with greater predictability of their monthly payment streams, the Fund’s Managed Payment Policy seeks to deliver stable monthly payments per share over time by basing the annual reset on: (i) an Annual Payment Rate determined by the Fund’s Sub-Adviser; and (ii) the Fund’s performance over the previous three years.
Each January the Sub-Adviser will determine and announce a new level monthly payment per share for the calendar year based on: (i) the Annual Payment Rate, for the Fund’s shares; and (ii) the Trailing Average Account Value, which will vary for the Fund’s shares.
While the Fund’s level monthly payment amount per share will not change within a calendar year, it may increase or decrease from one year to the next because it is based on the Annual Payment Rate and the Trailing Average Account Value, one or both of which may change from year to year.
Please note that the Fund’s Managed Payment Policy is not designed to generate, and is not expected to result in, payments that equal a fixed percentage of the Fund’s current NAV per share or a fixed percentage of a shareholder’s current account value. Instead, Fund shareholders are expected to receive a monthly payment that is equal to the monthly payment per share (as determined under the Managed Payment Policy) times the number of shares they own on the record date.
MONTHLY PAYMENTS & ADDITIONAL DISTRIBUTIONS
In each calendar year, the Fund’s 12 scheduled level payments per share are made monthly, on the last business day of each month. Shareholders can choose to receive their 12 scheduled monthly payments in cash or to automatically reinvest their payments in additional Fund shares. Because the level monthly payment per share will be fixed during a calendar year, investors will receive 12 fixed monthly payments during the calendar year, unless the number of Fund shares they hold changes because of purchases, redemptions, or reinvestment of payments. If the investor elects to reinvest the monthly payments in additional Fund shares, this will increase the number of Fund shares owned by the investor and will therefore proportionally increase the total dollar amount of the monthly payment.
The Fund generally expects to distribute to shareholders substantially all of its net income, as well as substantially all of its net capital gains. In addition to these regular monthly payments, an additional distribution may be made in December and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. As these additional income or capital gains distributions (“Special Distributions”) are not factored into the Fund’s managed payment objectives, each Special Distribution will be automatically reinvested in additional Fund shares unless a shareholder elects to receive the Special Distributions in cash. These additional shares can be redeemed under the same terms and conditions as any other shares of the Fund. The shares received with respect to a Special Distribution are included in the calculation of the Trailing Average Account Value used in resetting the level payment amount each January and redemption of such shares, or election to receive the Special Distributions in cash, will decrease the aggregate monthly payments received in the future. Both level monthly payments and Special Distributions (which are reinvested and received by you as additional shares in the Fund) will normally be taxable as either ordinary income or long-term capital gain.
RETURN OF CAPITAL
Pursuant to the Fund’s Managed Payment Policy, a portion of each monthly payment that the Fund makes may be treated as a return of capital. Each month, the Fund will

33

ADDITIONAL INFORMATION (Unaudited) (continued)

provide disclosures with payments made that estimate the percentages of the year-to-date payments through the preceding month that represent net investment income, other income or capital gains, and return of capital, if any. At the end of the year, the Fund may be required, under applicable law, to re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any, for purposes of tax reporting to shareholders. The portion of the Fund’s payments, if any, that represent a return of capital as determined at the end of the year, will have the effect of reducing your cost basis in the Fund’s shares and are generally not taxable until your cost basis has been reduced to zero. Such basis adjustment may increase the amount of capital gain, if any, or decrease the amount of capital loss, if any, that you will realize when selling the shares.

34

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163309         (0420-062220)

Semi-Annual Report
April 30, 2020
Classes A, C, I, P, P3, R, R6 and W
Global and International Funds
■
Voya Diversified Emerging Markets Debt Fund

■
Voya Global Bond Fund

■
Voya Global High Dividend Low Volatility Fund (formerly, Voya Global Equity Fund)

■
Voya Global Perspectives® Fund

■
Voya Multi-Manager International Small Cap Fund

■
Voya Russia Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports, like this semi-annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from each Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
E-Delivery Sign-up – details inside

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This report contains a summary portfolio of investments for certain Funds. The Funds’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Funds’ complete schedule of portfolio holdings is available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Looking Beyond COVID-19
Dear Shareholder,
In the six-months this report covers, we have seen so many “unprecedented” events that the word no longer seems adequate to describe them. The financial markets have traced a volatile path through caution and optimism, fear and hope; at this point we expect more of the same ahead. Early in the reporting period, markets were rallying on improving economic data and subsiding trade tensions. Yet we noted that while investors seemed to accept risk, they also sought lower-volatility assets, which in our opinion, hinted at unspoken worries and the potential for intense reactions to bad news.
That observation proved spot-on as the coronavirus spread around the world in early 2020. Financial assets went into free-fall as the outbreak morphed into a pandemic and the global economy shuttered. Losses mounted until massive government and central bank interventions around the globe allayed some of the fears and led to a partial rebound in April.
Measures taken to curtail the spread of coronavirus have led to a sharp contraction of global economic activity. The response from global policy makers has been speedy and massive, particularly from the U.S. Federal Reserve Board; we believe these actions should alleviate some pain during the contraction and foster recovery once the lockdowns are lifted. That said, we expect to face heightened economic and market uncertainty for some time.
Despite the uncertainty, we believe the basics of investing remain intact: in our view, the best approach is to diversify portfolios as broadly as practicable and eschew market timing in what are likely to prove futile attempts to sidestep losses. In our view, it’s worth remembering that events such as the coronavirus pandemic are exactly why investors prepare portfolios for risk. We’d add that we believe that portfolios should not be built just to withstand risk; primarily, they should be built to achieve long-term objectives. We believe that even severe market disruptions such as this should not distract investors from focusing on their objectives.
While we are humble and realistic in the face of the challenges ahead, we are well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
April 15, 2020
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Benchmark Descriptions

Index	Description
Bloomberg Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury 20+ Year Bond Index	Measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. The index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 20 years, are rated investment grade and have $250 million or more of outstanding face value.
FTSE EPRA Nareit Developed Index	The index is designed to track the performance of listed real estate companies and real-estate investment trusts (“REITs”) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.
J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified Index	This index is an expansion of the J.P. Morgan Corporate Emerging Markets Bond Index which is a market capitalization weighted index consisting of U.S. dollar denominated emerging market corporate bonds.
J.P. Morgan Emerging Markets Bond Index — Global Diversified Index	Tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.
J.P. Morgan Government Bond Index — Emerging Markets Global Diversified USD Index	A comprehensive, global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. Weights of those countries in the index with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.
MSCI All Country World IndexSM	A broad-based index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI EAFE® Small Cap Index	An equity index which captures small cap representation across Developed Markets countries around the world, excluding the U.S. and Canada.
MSCI Russia 10/40 Index	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Russian market taking into account the Undertakings for Collective Investment in Transferable Securities (UCITS III) directive which constrains the weight of any single group entity, as defined therein, at 10% of a fund’s total assets and the sum of the weights of all group entities representing more than 5% of the fund at 40% of the fund’s total assets.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P Developed ex-U.S. Small Cap Index	An float-adjusted index which captures the bottom 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float-adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US$50 million.

Benchmark Descriptions (continued)

Index	Description
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400® Index	An index that measures the performance of the mid-size company segment of the U.S. market.
S&P SmallCap 600® Index	An index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.
S&P Target Risk® Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

Voya Diversified Emerging Markets Debt Fund	Portfolio Managers’ Report

Target Allocations as of April 30, 2020 (percent of net assets)

Hard Currency	34%
Local Currency	33%
Corporates	32%
Cash	1%
Portfolio holdings are subject to change daily.
Voya Diversified Emerging Markets Debt Fund (the “Fund”) seeks total return including capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in: (i) debt instruments of, or derivatives having economic characteristics similar to the debt instruments of, issuers in emerging market countries; or (ii) debt instruments that have principal denominated in emerging market currencies. Though the Fund may make direct investments in fixed-income and floating rate debt instruments of issuers in emerging market countries, it achieves its exposures primarily through investments in other Voya mutual funds (“Underlying Funds”). The Fund is managed by Brian Timberlake, Ph.D., CFA, Jean-Dominique Bütikofer, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six months ended April 30, 2020, the Fund’s Class A shares, excluding sales charges, provided a total return of -9.86% compared to a composite index, which is a blend of 1/3 J.P. Morgan Government Bond Index — Emerging Markets Global Diversified USD Index, 1/3 J.P. Morgan Emerging Markets Bond Index — Global Diversified Index, and 1/3 J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified Index (“Composite Index”), which returned -8.39% for the same period.
Portfolio Specifics: The Fund underperformed the Composite Index for the reporting period. Performance for emerging markets (“EM”) was dominated by the selloff across financial markets as a result of the spread of the Coronavirus, as well as a price war between Saudi Arabia and Russia that led to sharp declines in oil prices. As such, EM experienced sharp declines across hard currency, local currency and EM corporate sub-asset classes, with EM corporates outperforming on a relative basis.
The Fund maintained its bias towards EM corporates and hard currency sovereigns during most of the period. During the second half of the period, the Fund modestly increased its exposure to EM local currency. All three sleeves posted negative, absolute and relative results compared to their respective indices for the period, with EM corporates outperforming EM hard currency and EM local currency. This led to underperformance of the Fund, despite favoring EM corporates, which outperformed the other sub-asset classes. While all three sub-asset classes contributed to underperformance, the Fund’s allocation to EM local currency was the largest driver of underperformance.
Current Outlook and Strategy: In our opinion, EM GDP growth is expected to slow materially in the second and third quarters of 2020. In our view, the shape and magnitude of the economic rebound will depend on the length of closure and confinement, public policy approach to curb the coronavirus pandemic, as well as the impact of fiscal and monetary policy responses. We believe that EM inflation broadly should be contained with few exceptions, driven by collapsing domestic demand and lower commodity prices. Food inflation is likely to be volatile due to front-loaded demand, in our view. It is our opinion that monetary policy will remain supportive and loosen further, as EM central banks use their full arsenal of tools to support financial market stability and reduce volatility.
We believe the U.S. Federal Reserve’s currency swap line will prove supportive for EM currencies. What’s more, we expect fiscal policy to loosen significantly to support GDP growth. We believe fundamentally fragile countries will rely on, and receive, external support from international financial institutions. Ratings downgrades are expected for EM corporates across sectors, especially for those oil and gas companies with weak sovereign support. Given limited visibility, EM corporates are in liquidity preservation mode, cutting spending and drawing down their credit revolvers.
We believe that systemic EM corporates are likely to receive support from governments, while smaller issuers could face liquidity crunches due to lack of access to new funding. Finally, EM banks are receiving unprecedented levels of support in the form of foreign-exchange liquidity facilities; and prudent quantitative easing to smooth out severe impacts on their balance sheets, sustain lending and comply with capital ratio requirements. Looking broadly at EM, we prefer local rates and are selective on hard currency sovereigns and fundamentally sound, liquid EM corporates. We expect EM currency exchange rates to remain volatile amidst a tidal wave of policy stimulus.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Global Bond Fund

Geographic Diversification as of April 30, 2020 (as a percentage of net assets)

United States	70.3%
China	3.1%
Russia	2.9%
Peru	2.3%
Indonesia	2.1%
Brazil	1.6%
Spain	1.2%
Canada	1.2%
Mexico	1.1%
Portugal	0.8%
Countries between 0.0% – 0.8%^	11.9%
Assets in Excess of Other Liabilities*	1.5%
Net Assets	100.0%
* Includes short-term investments and purchased options.
^ Includes 42 countries, which each represents 0.0% – 0.8% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Bond Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Brian Timberlake, Ph.D., CFA, and Sean Banai, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six months ended April 30, 2020, the Fund’s Class A shares, excluding sales charges, provided a total return of  -2.98% compared to the Bloomberg Barclays Global Aggregate Index (“BBGA Index”), which returned 1.45% for the same period.
Portfolio Specifics: For the reporting period, the Fund posted negative returns and underperformed its benchmark, the BBGA Index. Early in the period, yields were range-bound, and the outlook, in our opinion, remained constructive on the heels of progress in trade talks between the United States and China. Markets were disrupted, and global treasury markets rallied, led by the U.S. Treasury market, triggered by global concerns over COVID-19. Away from global developed treasuries, spreads in corporate and securitized sectors widened at a pace not witnessed since the 2008-2009 financial crisis. Sector allocations represented the largest source of underperformance. Underweight to governments and overweight to non-government sectors were detractors as the global treasury market outperformed in this risk-off period.
Securitized sectors hampered performance, as uncertainty on the potential impact on residential and commercial real estate weighed heavily on markets. Emerging market allocations in both hard currency sovereigns and corporate issuers detracted, as these countries were challenged by COVID-19, the plunging economic outlook and weak commodity prices. Our modest active exposures in corporate credit, and tactical additions to investment-grade corporate bonds during the COVID-19 sell-off contributed over
Top Ten Holdings as of April 30, 2020* (as a percentage of net assets)

Ginnie Mae, 3.000%, 06/22/50	2.1%
Ginnie Mae Series 2009-106 CM, 5.806%, 01/16/34	1.9%
China Government Bond, 3.250%, 11/22/28	1.9%
Uniform Mortgage-Backed Securities, 2.500%, 06/11/50	1.9%
Russian Federal Bond - OFZ, 7.250%, 05/10/34	1.8%
Uniform Mortgage-Backed Securities, 4.000%, 04/01/49	1.4%
Peru Government Bond, 6.150%, 08/12/32	1.0%
Freddie Mac REMICS 4800 MZ, 4.000%, 06/15/48	1.0%
United States Treasury Note, 0.500%, 04/30/27	0.9%
Portugal Obrigacoes do Tesouro OT, 2.250%, 04/18/34	0.8%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
the period. Duration and yield curve positioning modestly detracted from performance. Defensive strategies implemented in the first quarter of 2020 detracted from performance as U.S. Treasuries are, in our opinion, the world’s preferred risk-free asset, and its rates declined. Meanwhile, currencies muted the returns for global markets as the U.S. dollar strengthened versus most developed and emerging market currencies. The Fund’s currency positioning in developed markets was another detractor.
The Fund used swaps, options and futures in conjunction with cash bonds for duration and yield curve management. It also used currency forward contracts, options and swaps for currency management and risk mitigation. These investment decisions, in total, had a positive impact on the Fund’s performance.
Current Strategy and Outlook: Heading into this market shock, in our view, fundamentals were generally supportive across the consumer, housing and commercial real estate markets, and we entered this recent period of volatility with a bias towards securitized credit because of the sector’s exposure to these strong fundamentals. We retain this bias in our portfolios as we believe that meaningful and forceful monetary and fiscal stimulus will help the U.S. and the world recover from economic fallout.
While we believe many very dark, “long-tail” scenarios can be feared, our central case as we emerge into the post COVID-19 world sees economic fundamentals defined by a sharp global recession, followed by a W-shaped recovery in the U.S., i.e., a quick rebound with some drawbacks on the road to a more sustainable recovery, punctuated with episodes of volatility along the way. It is our opinion that the U.S. Federal Reserve Board has no intention of being a headwind to the recovery, and we expect to remain in a zero-interest rate policy (“ZIRP”) world for quite some time. Meanwhile, we expect the European Central Bank, Bank of Japan and other global central banks to remain equally accommodative for the foreseeable future.
In our view, there is no need to be a hero in the current fixed income environment. We see bountiful opportunities to earn outsized yields through high-quality investments with high-conviction, low-risk outcomes. Downgrades within investment

Voya Global Bond Fund	Portfolio Managers’ Report

grade, as well as from investment grade to high yield (fallen angels) have begun and are expected to be large. We believe a bulk of the downgrades will be concentrated in energy.
With downgrade risk priced into current spread levels, we believe there is significant value and opportunity in the market — particularly among higher-quality AA-rated and A-rated issuers, whose balance sheets are, in our opinion, durable enough to make it to the other side of the slowdown — leading us to an up-bias of credit quality in our portfolios. The lack of a “V” shaped recovery is likely to result in the higher risk end of the corporate bond market (high yield corporates and senior bank loans) facing a persistent fundamental headwind moving forward, in our view. Also, the degree of the increase of the size of these markets over the past seven years leaves the corporate space more exposed to the crowding-out effect to be caused by the massive increase in government borrowing globally that is, in our view about to ensue.
As this plays out, we expect the factors that drove the first quarter of 2020 market dislocation — fear-driven technical selling pressure, leveraged unwinds, U.S. dollar funding needs and portfolio rebalancing — to abate. As this happens in the ZIRP world that lies ahead, we believe less distressed and more rational markets will begin to value the yield and income opportunities currently available in highly rated fixed income instruments. In the securitized markets, we believe that risk has started transferring to more appropriate holders and deleveraging is occurring where necessary. While monetary policy will need some time to take root, it will in our opinion ultimately flow through to securitized markets; we believe meaningfully wider spreads in select areas of the securitized market represent extremely attractive starting points for asset allocators seeking exposure to capitalize on the rebound of U.S. consumers.
With regard to currencies, we believe the dollar is likely to reflect broader market sentiment on global economic prospects, with the U.S. Treasury market serving as the world’s preferred risk-free asset. In our view, emerging market currency volatility will remain elevated, with U.S. and China growth prospects and oil price swings influencing relative valuations.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Global High Dividend Low Volatility Fund

Geographic Diversification as of April 30, 2020 (as a percentage of net assets)

United States	61.6%
Japan	8.3%
Canada	4.1%
United Kingdom	3.6%
Switzerland	3.2%
Australia	2.9%
Netherlands	1.8%
Hong Kong	1.6%
Denmark	1.6%
Spain	1.5%
Countries between 0.1% – 1.3%^	7.2%
Assets in Excess of Other Liabilities*	2.6%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 12 countries, which each represents 0.1% – 1.3% of net assets.
Portfolio holdings are subject to change daily.
Voya Global High Dividend Low Volatility Fund (the “Fund”)* seeks long-term capital growth and current income. The Fund is managed by Steve Wetter, Kai Yee Wong, Vincent Costa, CFA, and Peg DiOrio, CFA, Portfolio Managers, Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six months ended April 30, 2020, the Fund’s Class A shares, excluding sales charges, provided a total return of  -13.20% compared to the MSCI World IndexSM (the “Index” or “MSCI World”) which returned -7.29%.
Portfolio Specifics: For the six month reporting period, the Fund underperformed the Index. In terms of the Fund’s performance, dividend yield and small market capitalization were detractors, while low beta and the stock ranking model contributed to relative results. Regionally, portfolio holdings within North America and Japan had an unfavorable impact, while holdings in Europe contributed to performance. On the sector level, portfolio holdings within the consumer discretionary and information technology sectors detracted the most value. The key detractors included not owning benchmark stocks in Amazon.com, Inc. and Apple Inc., as well as an overweight position in ONEOK, Inc. Portfolio holdings within the materials and consumer staples sectors had the largest positive impact on performance. The key contributors included overweight positions in Citrix Systems, Inc. and LogMeIn, Inc, as well as not owning benchmark stock in Boeing Company.
Current Strategy and Outlook: This is an actively managed investment strategy that seeks to maximize total return to the
Top Ten Holdings as of April 30, 2020 (as a percentage of net assets)

Microsoft Corp.	4.1%
Johnson & Johnson	1.8%
SPDR S&P 500 ETF Trust	1.6%
Roche Holding AG	1.4%
Pfizer, Inc.	1.3%
Merck & Co., Inc.	1.2%
Procter & Gamble Co.	1.2%
Intel Corp.	1.1%
Medtronic PLC	1.1%
Amgen, Inc.	1.1%
Portfolio holdings are subject to change daily.
extent consistent with maintaining lower volatility, than the benchmark. The investment process first seeks to create a universe of sustainable, dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models to identify the most attractive stocks within each sector. The managers then seek to optimize the Fund’s potential to achieve its dividend, alpha and volatility objectives.

*
Effective February 28, 2020 the Fund’s name was changed from “Voya Global Equity Fund” to “Voya Global High Dividend Low Volatility Fund.”

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Global Perspectives® Fund	Portfolio Managers’ Report

Target Allocations as of April 30, 2020(1) (as a percentage of net assets)

U.S. Large Cap Equities	10%
U.S. Mid Cap Equities	10%
U.S. Small Cap Equities	10%
Global Real Estate	10%
International Equities	10%
Emerging Market Equities	10%
U.S. Corporate	10%
U.S. Government Bonds	10%
Global Bonds	10%
U.S. High Yield Bonds	10%

(1)
Fund’s current approximate target investment allocations (expressed as a percentage of net assets). As these are target allocations, the actual allocations of the Fund’s assets may deviate from the percentages shown. Although the Fund expects to be fully invested at all times, it may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change daily.
Voya Global Perspectives® Fund (the “Fund”) seeks total return. Under normal market conditions, Voya Investment Management Co. LLC (“Voya IM”), the sub-adviser, invests the assets of the Fund in a combination of underlying funds (“Underlying Funds”) that, in turn, invest directly in securities such as stocks and bonds. The Fund is managed by Douglas Coté, CFA, Portfolio Manager, of Voya IM — the Sub-Adviser.
Approximately 60% of the Fund’s net assets are allocated to Underlying Funds that predominantly invest in equity securities and approximately 40% of the Fund’s net assets are allocated to Underlying Funds that predominantly invest in debt instruments. These approximate weights are referred to as “target allocations.” Depending upon the Fund’s rules-based investment strategy, the equity target allocation may drop to approximately 30% and the debt target allocation may rise to approximately 70% — such weightings are called “defensive allocations.” No adjustments to the target allocations or defensive allocations will be made between quarterly allocation dates.
Performance: For the six months ended April 30, 2020, the Fund’s Class A shares, excluding sales charges, provided a total return of  -0.15% compared to the -4.63% return of the S&P Target Risk® Growth Index TR and the -6.98% return of the Fund’s composite index (“Composite Index”).(1)
Portfolio Specifics: In our opinion, the period ending April 30, 2020 just may have been the worst quarter in history when factoring in the loss of life, loss of jobs and loss of wealth as the global economy didn’t screech to a halt — it crashed into a wall. It is hard to distinguish between the carnage in equities in the fastest and most relentless bear market in history. In U.S. equities, large caps descended the least by a still devastating 20%, while small caps were hit the worst, sliding over 30%. Indeed, there was nowhere to hide, as international and emerging markets also were hit hard. In fixed income, bonds overall had positive returns led by U.S. 20+ year Treasuries that were up over 20%. The positive returns were offset by the double-digit negative returns in high yield bonds, which were still half as much as that experienced in equities.
Going into the new year of 2020 on these deteriorating fundamentals meaningfully reduced the resilience to withstand any shock, much less a global pandemic shock triggering a raging global bear market, indiscriminate in its destruction. Unemployment claims in the final two weeks of March were a devastating 10 million jobs and expected to get far worse. The Federal government’s monetary and fiscal stimulus was gargantuan in measure, and in fact we believe had the remedial impact of calming the markets and helping the unemployed in ways never witnessed in size or speed.
The Fund’s proprietary tactical signal fortunately positioned the Fund defensively just after the market reached record highs near the end of 2019. This was implemented by cutting the base allocation in equities by half at the beginning of 2020 to its defensive position. On April 1, near market lows, the proprietary signal switched back to the base allocation, buying back into equities in time for the April rebound. For the period, the Fund significantly outperformed the S&P Target Risk® Growth Index.
During the reporting period, the Fund’s equity and fixed income allocations both contributed to outperformance relative to the Composite Index. The overall equity allocation made the greatest contribution, due largely to the Fund’s strategic weightings of specific equity asset classes. The top contributors to relative results were a strategic underweight of international equities and strategic overweights of U.S. mid-capitalization and emerging-market equities. By contrast, a strategic underweight of U.S. large-cap equities significantly detracted from relative results. Within the Fund’s overall fixed income allocation, the foremost contributors to relative results were strategic, off-index allocations to U.S. government bonds and high yield bonds. Conversely, the Fund’s strategic underweight of investment grade corporate bonds significantly detracted from results. The Fund’s operational cash position, while slight, also contributed to results during the period.
At the underlying fund level, the greatest relative contributors within the equity allocation were not owning the iShares Core MSCI International Developed Markets ETF and holding shares of the Voya MidCap Opportunities Fund. The biggest relative detractors were not owning the iShares Global REIT ETF or the iShares Core S&P® 500 ETF. Top contributors

Portfolio Managers’ Report	Voya Global Perspectives® Fund

among underlying fixed income funds included the Voya GNMA Income Fund and the Voya Global Bond Fund. The largest detractors included not owning the iShares Core Total USD Bond Market ETF and holding shares of the Voya High Yield Bond Fund.
Current Outlook and Strategy: We believe that there are three waves of a bear market and our current bear market is going through the phases very quickly. The three waves include (1) Surprise, (2) Shock and Awe and (3) Capitulation. Capitulation, unfortunately, is in our opinion a harsh but necessary clearing of the last, weak market positions, which potentially leads to the establishment of a bottom. We believe this happened around April 1, 2020, the first day of the second quarter. The good news is that the incidence of new coronavirus cases seems to be “flattening out”, in our view. The extraordinary market stimulus from the U.S. Federal Reserve Board’s multiple actions and Congress’ CARES Act has, in our opinion, been massive and effective. The U.S. government is also planning to add more in “whatever it takes” fashion.
For the second quarter in 2020, the Fund’s positioning has moved from “defensive” back to “base,” reflecting the positive fourth quarter of 2019 corporate earnings growth results that were reported in March 2020, and consistent with the Fund’s investment philosophy. In January 2020, the Fund’s proprietary tactical signal sold equities near an all-time high, and in April bought back into equities near the first quarter of 2020’s bear market low.
Irrespective of economic outlook, the Fund’s asset allocations are always subject to its rules-based strategy.

(1)
The Global Perspectives Fund Composite Index is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Fund’s portfolio can be compared. As of April 30, 2020 the Index allocation was approximately: 10% of the S&P 500® Index, 10% of the S&P MidCap 400 Index, 10% of the S&P SmallCap 600® Index, 10% of the FTSE EPRA Nareit Developed Index, 10% of the MSCI EAFE® Index, 10% of the MSCI Emerging Markets IndexSM, 10% of the Bloomberg Barclays U.S. Corporate Investment Grade Bond Index, 10% of the Bloomberg Barclays U.S. Treasury 20+ Year Bond Index, 10% of the Bloomberg Barclays Global Aggregate Index, and 10% of the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Multi-Manager International Small Cap Fund	Portfolio Managers’ Report

Geographic Diversification as of April 30, 2020 (as a percentage of net assets)

Japan	21.6%
United Kingdom	10.4%
Switzerland	7.4%
Canada	6.8%
Australia	6.8%
France	6.2%
Germany	5.4%
Sweden	4.0%
South Korea	3.7%
Netherlands	3.6%
Countries between 0.0% – 3.5%^	22.9%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 33 countries, which each represents 0.0% – 3.5% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager International Small Cap Fund (“International Small Cap” or the “Fund”)* seeks maximum long-term capital appreciation. The Fund’s assets are managed by two sub-advisers — Acadian Asset Management LLC (“Acadian”) and Victory Capital Management Inc. (“Victory Capital”), (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Brendan O. Bradley, Ph.D., Senior Vice President and Director of Portfolio Management, and Ryan D. Taliaferro, Ph.D., Senior Vice President, Director, Equity Strategies, both Portfolio Managers of the Sleeve that is managed by Acadian; Daniel B. LeVan, CFA, Lead Portfolio Manager and Chief Investment Officer, and John W. Evers, CFA, Senior Portfolio Manager, of the Sleeve that is managed by Victory Capital.
Performance: For the six months ended April 30, 2020, the Fund’s Class A shares, excluding sales charges, provided a total return of  -12.73% compared to the S&P Developed ex-U.S. Small Cap Index and the MSCI EAFE® Small Cap Index, which returned -14.54% and -14.65%, respectively, for the same period.
Portfolio Specifics: Acadian Sleeve — The Sleeve outperformed the S&P Developed ex-U.S. Small Cap Index by approximately 346 basis points (3.46%) for the six months ended April 30, 2020. Positive active return from
Top Ten Holdings as of April 30, 2020* (as a percentage of net assets)

Swiss Life Holding AG	1.4%
Stantec, Inc.	1.1%
Getinge AB	0.9%
Tecan Group AG	0.9%
ASR Nederland NV	0.9%
Lasertec Corp.	0.8%
Teleperformance	0.8%
UbiSoft Entertainment	0.8%
Logitech International SA	0.7%
Softcat PLC	0.6%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
stock selection was joined with value added from country allocations. The Sleeve saw the strongest results from stock selection in Japan, along with a combination of stock selection and an underweight position in the U.K., led by holdings in Japanese information technology company Infocom and U.K. information technology company Softcat. Meanwhile, stock selection and an underweight to Korea was less successful. At the sector level, stock selection in health care, real estate, and industrials was rewarded, while an overweight to financials proved costly.
Victory Capital Sleeve — The Sleeve outperformed the S&P Developed ex-U.S. Small Cap Index by approximately 12 basis points (0.12%) for the six months ended April 30, 2020. International small-cap equities retreated rapidly as the unexpected outbreak of the novel coronavirus (“COVID-19”) grew into a global pandemic. Selling pressure was broad based across equity markets but with pockets of extreme weakness and relative resilience. All eleven sectors were down as cyclical sectors underperformed their defensive peers. Overall security selection was positive and accounted for most of the Sleeve’s relative outperformance. From a style perspective, the Sleeve’s overall exposure to high quality companies exhibiting business momentum and what we believed to be attractive valuations had a minimal impact during the period. Exposure to higher quality companies with improving business momentum was supportive, offsetting an extended challenging environment for value. Notable outperformance was generated in the Health Care and Information Technology sectors. Korean biotechnology company Seegene was the top contributor, up 223.5% as it’s COVID-19 test kit received emergency approval from Korean authorities and the test kits are now being shipped to governments and medical facilities across the world. Within information technology, Lasertec Corporation, the Japanese provider of semiconductor equipment rose 86.3% on sustained strong order momentum of its EUV lithography inspection systems.
On the downside, performance lagged in the financials and industrials sectors. Deutsche Pfandbriefbank declined 46.2% on concerns its primary funding source, mortgage securitization, will be negatively affected by factors relating to the COVID-19 pandemic. Within industrials, UK listed bus operator National Express Group fell 40.3% as travel restrictions and school closures are expected to have a negative impact on its bus coach and school bus operations.

Portfolio Managers’ Report	Voya Multi-Manager International Small Cap Fund

Current Strategy and Outlook: Acadian Sleeve — Our approach emphasizes finding companies that we believe are attractively priced, have an improving outlook for earnings growth, strong operating and asset quality characteristics, and good momentum. We use a quantitative framework to trade off these characteristics and determine which companies are currently the best investments. We mostly emphasize stock selection, but also consider macroeconomic drivers and assess which countries and industries are most attractive. As of April 30, 2020, the Sleeve is overweight Israel, Hong Kong and Sweden. The Sleeve also maintains opportunistic exposures to China and Taiwan. The Sleeve is underweight the United Kingdom, Japan, France, and South Korea. At the sector level, the Sleeve emphasizes information technology, health care, and financials. Meanwhile, we are underweight consumer discretionary, industrials, and consumer staples.
Victory Capital Sleeve — In our view, it appears heightened volatility will persist for the foreseeable future given the unprecedented near halt of global economic activity. We believe sentiment shifts will likely continue as investors digest virus news flow and react to the shape of the widely followed virus curves. Central Banks and governments have responded to the crisis with unprecedented financial relief packages and we believe appear to be ready to supplement these packages as needed. In our opinion, the competing forces of massive economic stimulus and pandemic mitigation will be at the forefront over the coming quarters. We continue to be guided by our bottom-up analysis and remain focused on stock selection while adhering to our disciplined country and sector risk exposures.

*
Effective November 15, 2019, Wellington was removed as a sub-adviser to the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Russia Fund	Portfolio Managers’ Report

Sector Diversification as of April 30, 2020 (as a percentage of net assets)

Materials	24.9%
Energy	21.5%
Communication Services	16.6%
Information Technology	10.1%
Financials	10.1%
Utilities	6.6%
Consumer Staples	6.3%
Industrials	1.5%
Assets in Excess of Other Liabilities*	2.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russia Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Renat Nadyukov, Portfolio Manager, of NNIP Advisors B.V. (“NNIP Advisors”) — the Sub-Adviser.
Performance: For the six months ended April 30, 2020, the Fund’s Class A shares, excluding sales charges, provided a total return of  -21.00% compared to the MSCI Russia 10/40 Index, which returned -15.63%, for the period.
Portfolio Specifics: During the reporting period, Russian equities suffered a devastating dual shock of declining oil prices and the spread of the Covid-19 pandemic. Russian equities underperformed broader emerging markets on the back of falling commodity prices and weak domestic consumption trends. The Central Bank of Russia continued cutting interest rates and supporting economic growth. The multi-year tightening of the fiscal policy allowed the Russian government to strongly reduce the non-energy budget deficit and contributed to improving macroeconomic stability. While it resulted in stagnating disposable income, the conservative fiscal policy also introduced additional safety buffers and room to support economic growth in times of future crises.
For the reporting period, the Fund underperformed the MSCI Russia 10/40 Index. Fund results were mainly driven by stock selection, particularly by the negative contribution from stock selection in the financials and consumer staples sectors. The Fund’s sector allocation to communication services and energy added the most to results, while the Fund’s allocation to the
Top Ten Holdings as of April 30, 2020 (as a percentage of net assets)

MMC Norilsk Nickel OJSC	9.5%
Yandex NV	6.8%
EPAM Systems, Inc.	6.7%
Mobile TeleSystems PJSC ADR	6.4%
X5 Retail Group N.V. - FIVEL GDR	6.3%
Kinross Gold Corp.	5.7%
Polymetal International PLC	4.8%
Lukoil PJSC ADR	4.8%
Gazprom PJSC	4.7%
Inter RAO UES PJSC	4.6%
Portfolio holdings are subject to change daily.
materials and consumer staples sectors detracted the most from performance. The Fund maintained an allocation to cash, which detracted from performance.
The Fund continued to invest into companies that, we believed, were well positioned to benefit from stable demand for Russian exports and strong corporate governance standards. At the same time, we maintained our exposure to carefully selected domestic consumption-driven companies that we believed to be better insulated from the ongoing weakness in discretionary consumer spending.
Current Outlook and Strategy: The outlook for Russian equities is dominated by geopolitical risks, commodity prices and interest rates policies. Falling oil prices are negative for the Russian economy. Coupled with the ongoing Covid-19 pandemic, we expect downgrades of 2020 GDP growth and further weakness in investments and domestic consumption. Nevertheless, given the large international reserves Russia has accumulated and reduced sensitivity to imports, we believe that lower oil prices present less of a threat to budget execution compared to previous periods of increased market volatility.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from November 1, 2019 to April 30, 2020. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2020*	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2020*
Voya Diversified Emerging Markets Debt Fund**
Class A	$1,000.00	$901.40	1.11%	$5.25	$1,000.00	$1,019.34	1.11%	$5.57
Class C	1,000.00	897.80	1.86	8.78	1,000.00	1,015.61	1.86	9.32
Class I	1,000.00	903.00	0.81	3.83	1,000.00	1,020.84	0.81	4.07
Class W	1,000.00	902.90	0.86	4.07	1,000.00	1,020.59	0.86	4.32
Voya Global Bond Fund
Class A	$1,000.00	$970.20	0.90%	$4.41	$1,000.00	$1,020.39	0.90%	$4.52
Class C	1,000.00	965.30	1.65	8.06	1,000.00	1,016.66	1.65	8.27
Class I	1,000.00	971.20	0.65	3.19	1,000.00	1,021.63	0.65	3.27
Class P	1,000.00	973.00	0.15	0.74	1,000.00	1,024.12	0.15	0.75
Class P3	1,000.00	973.50	0.00	0.00	1,000.00	1,024.86	0.00	0.00
Class R	1,000.00	968.40	1.15	5.63	1,000.00	1,019.14	1.15	5.77
Class R6	1,000.00	971.50	0.61	2.99	1,000.00	1,021.83	0.61	3.07
Class W	1,000.00	970.80	0.65	3.19	1,000.00	1,021.63	0.65	3.27

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2020*	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2020*
Voya Global High Dividend Low Volatility Fund
Class A	$1,000.00	$868.00	0.85%	$3.95	$1,000.00	$1,020.64	0.85%	$4.27
Class C	1,000.00	865.10	1.60	7.42	1,000.00	1,016.91	1.60	8.02
Class I	1,000.00	869.10	0.60	2.79	1,000.00	1,021.88	0.60	3.02
Class R6(1)	1,000.00	925.20	0.57	0.94	1,001.00	1,008.39	0.57	2.87
Class W	1,000.00	869.20	0.60	2.79	1,000.00	1,021.88	0.60	3.02
Voya Global Perspectives® Fund**
Class A	$1,000.00	$998.50	0.58%	$2.88	$1,000.00	$1,021.98	0.58%	$2.92
Class C	1,000.00	995.30	1.33	6.60	1,000.00	1,018.25	1.33	6.67
Class I	1,000.00	1,000.00	0.33	1.64	1,000.00	1,023.22	0.33	1.66
Class R	1,000.00	997.50	0.83	4.12	1,000.00	1,020.74	0.83	4.17
Class W	1,000.00	999.90	0.33	1.64	1,000.00	1,023.22	0.33	1.66
Voya Multi-Manager International Small Cap Fund
Class A	$1,000.00	$872.70	1.53%	$7.12	$1,000.00	$1,017.26	1.53%	$7.67
Class C	1,000.00	869.70	2.28	10.60	1,000.00	1,013.53	2.28	11.41
Class I	1,000.00	874.30	1.20	5.59	1,000.00	1,018.90	1.20	6.02
Class P3	1,000.00	879.50	0.00	0.00	1,000.00	1,024.86	0.00	0.00
Class W	1,000.00	873.80	1.28	5.96	1,000.00	1,018.50	1.28	6.42
Voya Russia Fund
Class A	$1,000.00	$790.00	1.87%	$8.32	$1,000.00	$1,015.56	1.87%	$9.37
Class I	1,000.00	790.70	1.58	7.03	1,000.00	1,017.01	1.58	7.92
Class W	1,000.00	790.50	1.62	7.21	1,000.00	1,016.81	1.62	8.12

(1)
Commencement of operations was February 28, 2020. Expenses paid for the actual Fund’s return reflect the 63-day period ended April 30, 2020.

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half-year.

**
The annualized expense ratios do not include expenses of underlying funds.

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2020 (Unaudited)

	Voya Diversified Emerging Markets Debt Fund	Voya Global Bond Fund	Voya Global High Dividend Low Volatility Fund	Voya Global Perspectives® Fund
ASSETS:
Investments in securities at fair value+*	$—	$244,790,835	$206,829,771	$—
Investments in affiliated underlying funds at fair value**	9,985,281	—	—	74,235,882
Investments in unaffiliated underlying funds at fair value***	—	—	—	8,404,832
Short-term investments at fair value****	13,000	6,673,474	414,000	—
Cash	883	118,929	56,396	37,553
Cash collateral for futures	—	2,146,250	—	—
Cash pledged for centrally cleared swaps (Note 2)	—	1,380,000	—	—
Cash pledged as collateral for OTC derivatives (Note 2)	—	400,000	—	—
Foreign currencies at value*****	—	4,085,343	31,130	—
Receivables:
Investment securities sold	—	76,189	—	—
Investment securities and currencies sold	—	—	9,095	—
Investments in affiliated underlying funds sold	—	—	—	37,107
Investment securities sold on a delayed-delivery or when-issued basis	—	12,878,666	—	—
Fund shares sold	—	318,364	2,028	36,443
Dividends	—	871	391,718	—
Interest	—	2,058,304	—	348
Foreign tax reclaims	—	5,145	287,024	—
Unrealized appreciation on forward foreign currency contracts	659	8,242,235	—	—
Unrealized appreciation on OTC swap agreements	—	48,486	—	—
Prepaid expenses	32,575	63,579	54,761	49,186
Reimbursement due from Investment Adviser	7,127	15,324	33,518	6,011
Other assets	335	13,375	47,821	1,162
Total assets	10,039,860	283,315,369	208,157,262	82,808,524
LIABILITIES:
Income distribution payable	—	12,477	—	—
Payable for investment securities purchased	—	2,478,474	—	—
Payable for investment securities and currencies purchased	—	—	9,101	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	22,554,912	—	—
Payable for fund shares redeemed	121	397,058	209,443	68,350
Payable upon receipt of securities loaned	—	2,208,474	—	—
Unrealized depreciation on forward foreign currency contracts	173	3,015,697	—	—
Unrealized depreciation on OTC swap agreements	—	226,338	—	—
Variation margin payable on centrally cleared swaps	—	8,049	—	—
Cash received as collateral for OTC derivatives (Note 2)	—	3,750,000	—	—
Payable for investment management fees	6,441	103,730	82,063	27,072
Payable for distribution and shareholder service fees	89	13,353	37,066	17,076
Payable to trustees under the deferred compensation plan (Note 7)	335	13,375	47,821	1,162
Payable for trustee fees	70	1,532	1,165	368
Other accrued expenses and liabilities	19,105	151,907	335,958	32,701
Written options, at fair value^	—	260,250	—	—
Total liabilities	26,334	35,195,626	722,617	146,729
NET ASSETS	$10,013,526	$248,119,743	$207,434,645	$82,661,795
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$10,780,813	$259,751,838	$284,121,619	$83,115,369
Total distributable loss	(767,287)	(11,632,095)	(76,686,974)	(453,574)
NET ASSETS	$10,013,526	$248,119,743	$207,434,645	$82,661,795
+ Including securities loaned at value	$—	$2,155,867	$—	$—
* Cost of investments in securities	$—	$247,772,158	$217,796,604	$—
** Cost of investments in affiliated underlying funds	$11,165,273	$—	$—	$74,066,153
*** Cost of investments in unaffiliated underlying funds	$—	$—	$—	$8,636,917
**** Cost of short-term investments	$13,000	$6,673,474	$414,000	$—
***** Cost of foreign currencies	$—	$3,740,646	$30,364	$—
^ Premiums received on written options	$—	$37,689	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2020 (Unaudited) (continued)

	Voya Diversified Emerging Markets Debt Fund	Voya Global Bond Fund	Voya Global High Dividend Low Volatility Fund	Voya Global Perspectives® Fund
Class A
Net assets	$315,933	$31,964,681	$159,689,880	$23,484,559
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	37,337	3,460,137	5,129,270	2,155,042
Net asset value and redemption price per share†	$8.46	$9.24	$31.13	$10.90
Maximum offering price per share (5.75%)(1)	$8.68(2)	$9.48(2)	$33.03	$11.56
Class C
Net assets	$30,591	$5,623,027	$6,668,105	$4,085,350
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	3,695	612,267	230,083	379,057
Net asset value and redemption price per share†	$8.28	$9.18	$28.98	$10.78
Class I
Net assets	$9,636,098	$30,849,251	$38,711,793	$3,519,236
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	1,136,304	3,357,320	1,232,565	322,057
Net asset value and redemption price per share	$8.48	$9.19	$31.41	$10.93
Class P
Net assets	n/a	$115,569	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$—	n/a	n/a
Shares outstanding	n/a	12,492	n/a	n/a
Net asset value and redemption price per share	n/a	$9.25	n/a	n/a
Class P3
Net assets	n/a	$1,792,715	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$—	n/a	n/a
Shares outstanding	n/a	194,561	n/a	n/a
Net asset value and redemption price per share	n/a	$9.21	n/a	n/a
Class R
Net assets	n/a	$5,881,594	n/a	$23,823,694
Shares authorized	n/a	unlimited	n/a	unlimited
Par value	n/a	$—	n/a	$—
Shares outstanding	n/a	637,219	n/a	2,192,990
Net asset value and redemption price per share	n/a	$9.23	n/a	$10.86
Class R6
Net assets	n/a	$94,342,943	$2,776	n/a
Shares authorized	n/a	unlimited	unlimited	n/a
Par value	n/a	$—	$—	n/a
Shares outstanding	n/a	10,237,452	88	n/a
Net asset value and redemption price per share	n/a	$9.22	$31.39	n/a
Class W
Net assets	$30,904	$77,549,963	$2,362,091	$27,748,956
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	3,654	8,575,998	75,259	2,534,913
Net asset value and redemption price per share	$8.46	$9.04	$31.39	$10.95

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

(2)
Maximum offering price is 2.50% and is computed at 100/97.50 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2020 (Unaudited)

	Voya Multi-Manager International Small Cap Fund	Voya Russia Fund
ASSETS:
Investments in securities at fair value+*	$118,340,333	$61,727,708
Short-term investments at fair value**	1,413,874	1,846,699
Cash	41,131	—
Foreign currencies at value***	194,595	4,278
Receivables:
Investment securities and currencies sold	1,014,620	2,039,127
Fund shares sold	109,325	18,057
Dividends	478,839	122,382
Interest	306	—
Foreign tax reclaims	151,492	—
Unrealized appreciation on forward foreign currency contracts	821	—
Prepaid expenses	44,678	19,974
Reimbursement due from Investment Adviser	22,664	—
Other assets	12,665	9,041
Total assets	121,825,343	65,787,266
LIABILITIES:
Payable for investment securities and currencies purchased	636,432	2,211,292
Payable for fund shares redeemed	19,019	28,988
Payable upon receipt of securities loaned	1,077,524	—
Unrealized depreciation on forward foreign currency contracts	672	—
Payable for investment management fees	92,729	67,440
Payable for distribution and shareholder service fees	8,716	12,114
Payable to trustees under the deferred compensation plan (Note 7)	12,665	9,041
Payable for trustee fees	733	408
Other accrued expenses and liabilities	181,537	170,214
Total liabilities	2,030,027	2,499,497
NET ASSETS	$119,795,316	$63,287,769
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$136,249,228	$51,672,953
Total distributable earnings (loss)	(16,453,912)	11,614,816
NET ASSETS	$119,795,316	$63,287,769
+ Including securities loaned at value	$1,002,912	$—
* Cost of investments in securities	$123,703,124	$52,328,146
** Cost of short-term investments	$1,413,874	$1,846,699
*** Cost of foreign currencies	$194,737	$4,366
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2020 (Unaudited) (continued)

	Voya Multi-Manager International Small Cap Fund	Voya Russia Fund
Class A
Net assets	$40,781,635	$61,380,807
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	924,254	2,254,423
Net asset value and redemption price per share†	$44.12	$27.23
Maximum offering price per share (5.75%)(1)	$46.81	$28.89
Class C
Net assets	$984,877	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	24,214	n/a
Net asset value and redemption price per share	$40.67	n/a
Class I
Net assets	$54,950,637	$1,661,032
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	1,251,673	60,815
Net asset value and redemption price per share	$43.90	$27.31
Class P3
Net assets	$2,768	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	62	n/a
Net asset value and redemption price per share	$44.87	n/a
Class W
Net assets	$23,075,399	$245,930
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	424,386	9,028
Net asset value and redemption price per share	$54.37	$27.24

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended April 30, 2020 (Unaudited)

	Voya Diversified Emerging Markets Debt Fund	Voya Global Bond Fund	Voya Global High Dividend Low Volatility Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$227	$20,424,	$3,585,827
Dividends from affiliated underlying funds	421,667	—	—
Interest, net of foreign taxes withheld*	—	5,344,725	—
Securities lending income, net	—	911	1,630
Total investment income	421,894	5,366,060	3,587,457
EXPENSES:
Investment management fees	55,882	761,836	579,382
Distribution and shareholder service fees:
Class A	434	40,280	218,030
Class C	167	34,735	84,775
Class R	—	15,300	—
Transfer agent fees:
Class A	188	23,910	142,608
Class C	19	5,102	13,782
Class I	6,830	11,220	14,339
Class P	—	18	—
Class P3	—	17	—
Class R	—	4,534	—
Class R6	—	209	5
Class W	12	73,302	1,860
Shareholder reporting expense	364	20,020	11,828
Registration fees	37,653	65,083	35,644
Professional fees	7,826	38,766	32,396
Custody and accounting expense	10,606	36,400	14,404
Trustee fees	281	6,128	4,660
Miscellaneous expense	6,749	8,522	17,793
Interest expense	154	930	675
Total expenses	127,165	1,146,312	1,172,181
Waived and reimbursed fees	(69,497)	(88,697)	(173,910)
Net expenses	57,668	1,057,615	998,271
Net investment income	364,226	4,308,445	2,589,186
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	8,710	2,035,719	(13,087,408)
Sale of affiliated underlying funds	221,300	—	—
Forward foreign currency contracts	52	(6,092,487)	—
Foreign currency related transactions	—	52,030	(8,163)
Futures	—	(2,909,281)	—
Swaps	—	953,924	—
Written options	—	1,727,346	—
Net realized gain (loss)	230,062	(4,232,749)	(13,095,571)
Net change in unrealized appreciation (depreciation) on:
Investments	—	(13,257,597)	(22,625,438)
Affiliated underlying funds	(1,528,030)	—	—
Forward foreign currency contracts	528	5,141,692	—
Foreign currency related transactions	—	(91,250)	(5,289)
Futures	—	254,025	—
Swaps	—	(3,732,948)	—
Written options	—	(418,007)	—
Net change in unrealized appreciation (depreciation)	(1,527,502)	(12,104,085)	(22,630,727)
Net realized and unrealized loss	(1,297,440)	(16,336,834)	(35,726,298)
Decrease in net assets resulting from operations	$(933,214)	$(12,028,389)	$(33,137,112)
* Foreign taxes withheld	$—	$24,298	$115,088
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended April 30, 2020 (Unaudited)

	Voya Global Perspectives® Fund	Voya Multi-Manager International Small Cap Fund	Voya Russia Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$—	$1,321,249	$986,385
Dividends from affiliated underlying funds	1,351,990	—	—
Dividends from unaffiliated underlying funds	183,052	—	—
Interest	643	950	—
Securities lending income, net	—	20,092	—
Total investment income	1,535,685	1,342,291	986,385
EXPENSES:
Investment management fees	90,485	736,755	547,330
Distribution and shareholder service fees:
Class A	21,884	57,736	96,828
Class C	21,290	17,632	—
Class R	60,417	—	—
Transfer agent fees:
Class A	6,253	31,251	45,022
Class C	1,451	2,135	—
Class I	1,063	22,709	1,358
Class P3	—	18	—
Class R	8,277	—	—
Class W	8,387	19,318	167
Shareholder reporting expense	3,094	10,920	5,900
Registration fees	39,857	48,377	24,539
Professional fees	12,194	27,118	13,732
Custody and accounting expense	9,100	58,418	11,866
Trustee fees	1,470	2,933	1,631
Miscellaneous expense	5,523	8,754	4,149
Interest expense	—	1,909	278
Total expenses	290,745	1,045,983	752,800
Waived and reimbursed fees	(66,032)	(62,606)	—
Brokerage commission recapture	—	(1,422)	—
Net expenses	224,713	981,955	752,800
Net investment income	1,310,972	360,336	233,585
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^)	—	(2,389,900)	3,556,002
Sale of affiliated underlying funds	(1,104,627)	—	—
Sale of unaffiliated underlying funds	126,176	—	—
Capital gain distributions from affiliated underlying funds	941,603	—	—
Forward foreign currency contracts	—	(6,832)	—
Foreign currency related transactions	—	(23,062)	(17,100)
Net realized gain (loss)	(36,848)	(2,419,794)	3,538,902
Net change in unrealized appreciation (depreciation) on:
Investments	—	(17,363,575)	(21,681,374)
Affiliated underlying funds	(968,186)	—	—
Unaffiliated underlying funds	(776,333)	—	—
Forward foreign currency contracts	—	177	—
Foreign currency related transactions	—	(2,143)	11,440
Net change in unrealized appreciation (depreciation)	(1,744,519)	(17,365,541)	(21,669,934)
Net realized and unrealized loss	(1,781,367)	(19,785,335)	(18,131,032)
Decrease in net assets resulting from operations	$(470,395)	$(19,424,999)	$(17,897,447)
* Foreign taxes withheld	$—	$212,578	$—
^ Foreign taxes on sale of Indian investments	$—	$548	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Diversified Emerging Markets Debt Fund		Voya Global Bond Fund
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
FROM OPERATIONS:
Net investment income	$364,226	$578,712	$4,308,445	$7,591,700
Net realized gain (loss)	230,062	20,843	(4,232,749)	2,441,283
Net change in unrealized appreciation (depreciation)	(1,527,502)	1,610,256	(12,104,085)	12,238,628
Increase (decrease) in net assets resulting from operations	(933,214)	2,209,811	(12,028,389)	22,271,611
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(11,627)	(8,024)	(730,481)	(1,360,588)
Class C	(962)	(1,179)	(131,014)	(340,836)
Class I	(636,560)	(752,580)	(1,025,794)	(2,001,389)
Class O(1)	—	—	—	(102)
Class P	—	—	(3,063)	(5,175)
Class P3	—	—	(45,677)	(61,645)
Class R	—	—	(127,228)	(224,546)
Class R6	—	—	(2,791,266)	(3,815,574)
Class W	(1,256)	(960)	(2,274,765)	(2,895,980)
Return of capital:
Class A	—	—	—	(184,721)
Class C	—	—	—	(54,922)
Class I	—	—	—	(275,161)
Class O(1)	—	—	—	(14)
Class P	—	—	—	(595)
Class P3	—	—	—	(7,372)
Class R	—	—	—	(33,679)
Class R6	—	—	—	(536,905)
Class W	—	—	—	(393,903)
Total distributions	(650,405)	(762,743)	(7,129,288)	(12,193,107)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	58,555	2,190,894	94,426,474	122,465,260
Reinvestment of distributions	650,405	762,743	6,952,738	12,007,841
	708,960	2,953,637	101,379,212	134,473,101
Cost of shares redeemed	(7,756,100)	(3,451,985)	(132,356,398)	(74,266,499)
Net increase (decrease) in net assets resulting from capital share transactions	(7,047,140)	(498,348)	(30,977,186)	60,206,602
Net increase (decrease) in net assets	(8,630,759)	948,720	(50,134,863)	70,285,106
NET ASSETS:
Beginning of year or period	18,644,285	17,695,565	298,254,606	227,969,500
End of year or period	$10,013,526	$18,644,285	$248,119,743	$298,254,606

(1)
Class O converted to Class A on November 22, 2019.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global High Dividend Low Volatility Fund		Voya Global Perspectives® Fund
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
FROM OPERATIONS:
Net investment income	$2,589,186	$6,333,253	$1,310,972	$1,055,024
Net realized gain (loss)	(13,095,571)	(4,957,097)	(36,848)	1,973,701
Net change in unrealized appreciation (depreciation)	(22,630,727)	21,606,793	(1,744,519)	2,881,579
Increase (decrease) in net assets resulting from operations	(33,137,112)	22,982,949	(470,395)	5,910,304
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(1,837,025)	(4,973,790)	(702,207)	(456,040)
Class C	(103,906)	(975,609)	(168,805)	(313,859)
Class I	(493,963)	(1,032,528)	(179,725)	(194,728)
Class R	—	—	(1,069,057)	(1,585,292)
Class R6	(23)	—	—	—
Class W	(26,393)	(79,888)	(912,363)	(823,217)
Total distributions	(2,461,310)	(7,061,815)	(3,032,157)	(3,373,136)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	56,553,578	29,349,443	26,479,701	20,734,555
Reinvestment of distributions	2,122,637	5,927,892	3,031,778	3,372,928
	58,676,215	35,277,335	29,511,479	24,107,483
Cost of shares redeemed	(54,381,124)	(56,429,685)	(8,052,039)	(13,933,415)
Net increase (decrease) in net assets resulting from capital share transactions	4,295,091	(21,152,350)	21,459,440	10,174,068
Net increase (decrease) in net assets	(31,303,331)	(5,231,216)	17,956,888	12,711,236
NET ASSETS:
Beginning of year or period	238,737,976	243,969,192	64,704,907	51,993,671
End of year or period	$207,434,645	$238,737,976	$82,661,795	$64,704,907
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Multi-Manager International Small Cap Fund		Voya Russia Fund
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
FROM OPERATIONS:
Net investment income	$360,336	$2,015,330	$233,585	$3,614,892
Net realized gain (loss)	(2,419,794)	(6,057,850)	3,538,902	7,039,816
Net change in unrealized appreciation (depreciation)	(17,365,541)	11,229,301	(21,669,934)	9,837,825
Increase (decrease) in net assets resulting from operations	(19,424,999)	7,186,781	(17,897,447)	20,492,533
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(972,682)	(5,080,965)	(7,046,676)	(1,827,663)
Class C	(118,220)	(928,465)	—	—
Class I	(1,814,739)	(8,228,109)	(317,944)	(78,896)
Class O(1)	—	(129)	—	—
Class P3	(54)	—	—	—
Class W	(614,566)	(2,481,272)	(27,370)	(9,934)
Total distributions	(3,520,261)	(16,718,940)	(7,391,990)	(1,916,493)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	17,133,599	17,438,290	3,572,667	4,510,683
Reinvestment of distributions	2,870,308	14,006,679	6,811,926	1,765,885
	20,003,907	31,444,969	10,384,593	6,276,568
Redemption fee proceeds (Note 4)	—	—	36,934	26,247
Cost of shares redeemed	(35,785,080)	(38,136,955)	(9,152,029)	(13,736,605)
Net increase (decrease) in net assets resulting from capital share transactions	(15,781,173)	(6,691,986)	1,269,498	(7,433,790)
Net increase (decrease) in net assets	(38,726,433)	(16,224,145)	(24,019,939)	11,142,250
NET ASSETS:
Beginning of year or period	158,521,749	174,745,894	87,307,708	76,165,458
End of year or period	$119,795,316	$158,521,749	$63,287,769	$87,307,708

(1)
Class O converted to Class A on November 22, 2019.

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Diversified Emerging Markets Debt Fund(4)
Class A
04-30-20+	9.71	0.23•	(1.14)	(0.91)	0.30	0.04	—	0.34	—	8.46	(9.86)	2.10	1.11	1.11	4.94	316	15
10-31-19	8.96	0.28•	0.83	1.11	0.26	0.10	—	0.36	—	9.71	12.87	1.82	1.14	1.14	2.96	417	73
10-31-18	9.72	0.27•	(0.74)	(0.47)	0.29	—	—	0.29	—	8.96	(5.01)	1.92	1.14	1.14	2.95	197	50
10-31-17	9.42	0.29•	0.15	0.44	0.14	—	—	0.14	—	9.72	4.78	1.77	1.14	1.14	3.03	128	12
10-31-16	9.17	0.21•	0.46	0.67	0.42	—	—	0.42	—	9.42	7.72	2.74	1.15	1.15	2.26	47	2
10-31-15	9.72	0.33•	(0.52)	(0.19)	0.36	—	—	0.36	—	9.17	(1.95)	8.46	1.15	1.15	3.52	19	74
Class C
04-30-20+	9.48	0.19•	(1.12)	(0.93)	0.23	0.04	—	0.27	—	8.28	(10.22)	2.85	1.86	1.86	4.19	31	15
10-31-19	8.78	0.20•	0.83	1.03	0.23	0.10	—	0.33	—	9.48	12.14	2.57	1.89	1.89	2.21	35	73
10-31-18	9.54	0.19	(0.74)	(0.55)	0.21	—	—	0.21	—	8.78	(5.95)	2.67	1.89	1.89	2.19	24	50
10-31-17	9.28	0.21•	0.16	0.37	0.11	—	—	0.11	—	9.54	4.07	2.52	1.89	1.89	2.25	23	12
10-31-16	9.06	0.11	0.48	0.59	0.37	—	—	0.37	—	9.28	6.94	3.49	1.90	1.90	1.36	11	2
10-31-15	9.66	0.23•	(0.48)	(0.25)	0.35	—	—	0.35	—	9.06	(2.57)	9.21	1.90	1.90	2.49	10	74
Class I
04-30-20+	9.74	0.24•	(1.14)	(0.90)	0.32	0.04	—	0.36	—	8.48	(9.70)	1.81	0.81	0.81	5.21	9,636	15
10-31-19	9.00	0.31	0.83	1.14	0.30	0.10	—	0.40	—	9.74	13.17	1.55	0.84	0.84	3.25	18,162	73
10-31-18	9.76	0.30•	(0.76)	(0.46)	0.30	—	—	0.30	—	9.00	(4.88)	1.46	0.84	0.84	3.22	17,453	50
10-31-17	9.44	0.31•	0.16	0.47	0.15	—	—	0.15	—	9.76	5.14	1.42	0.84	0.84	3.30	22,595	12
10-31-16	9.21	0.29•	0.41	0.70	0.47	—	—	0.47	—	9.44	8.14	2.25	0.85	0.85	3.17	17,615	2
10-31-15	9.76	0.35	(0.51)	(0.16)	0.39	—	—	0.39	—	9.21	(1.61)	8.07	0.85	0.85	3.67	1,009	74
Class W
04-30-20+	9.72	0.24•	(1.14)	(0.90)	0.32	0.04	—	0.36	—	8.46	(9.71)	1.85	0.86	0.86	5.24	31	15
10-31-19	8.98	0.29	0.85	1.14	0.30	0.10	—	0.40	—	9.72	13.15	1.57	0.89	0.89	3.20	30	73
10-31-18	9.74	0.30•	(0.76)	(0.46)	0.30	—	—	0.30	—	8.98	(4.91)	1.67	0.89	0.89	3.18	22	50
10-31-17	9.43	0.31•	0.15	0.46	0.15	—	—	0.15	—	9.74	5.07	1.52	0.89	0.89	3.25	21	12
10-31-16	9.21	0.23•	0.46	0.69	0.47	—	—	0.47	—	9.43	7.99	2.49	0.90	0.90	2.50	6	2
10-31-15	9.76	0.35	(0.51)	(0.16)	0.39	—	—	0.39	—	9.21	(1.64)	8.21	0.90	0.90	3.66	3	74
Voya Global Bond Fund
Class A
04-30-20+	9.74	0.13•	(0.42)	(0.29)	0.21	—	—	0.21	—	9.24	(2.98)	1.01	0.90	0.90	2.65	31,965	115
10-31-19	9.40	0.25	0.51	0.76	0.37	—	0.05	0.42	—	9.74	8.27	1.05	0.90	0.90	2.69	33,186	247
10-31-18	9.94	0.30•	(0.42)	(0.12)	0.18	—	0.24	0.42	—	9.40	(1.32)	1.05	0.91	0.91	3.08	32,989	105
10-31-17	9.88	0.28•	0.23	0.51	0.34	—	0.11	0.45	—	9.94	5.37	1.02	0.90	0.90	2.90	32,570	153
10-31-16	9.75	0.23•	0.32	0.55	0.17	0.07	0.18	0.42	—	9.88	5.72	0.98	0.90	0.90	2.31	43,467	256
10-31-15	10.76	0.29•	(0.88)	(0.59)	0.04	—	0.38	0.42	—	9.75	(5.58)	0.98	0.90	0.90	2.80	60,274	396
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Bond Fund (continued)
Class C
04-30-20+	9.69	0.09•	(0.42)	(0.33)	0.18	—	—	0.18	—	9.18	(3.47)	1.76	1.65	1.65	1.89	5,623	115
10-31-19	9.35	0.19•	0.50	0.69	0.30	—	0.05	0.35	—	9.69	7.49	1.80	1.65	1.65	1.96	9,172	247
10-31-18	9.88	0.23•	(0.42)	(0.19)	0.10	—	0.24	0.34	—	9.35	(1.99)	1.80	1.66	1.66	2.34	12,578	105
10-31-17	9.82	0.21•	0.22	0.43	0.27	—	0.10	0.37	—	9.88	4.53	1.77	1.65	1.65	2.14	17,015	153
10-31-16	9.69	0.15•	0.32	0.47	0.11	0.07	0.16	0.34	—	9.82	4.96	1.73	1.65	1.65	1.55	22,136	256
10-31-15	10.70	0.21•	(0.88)	(0.67)	0.02	—	0.32	0.34	—	9.69	(6.32)	1.73	1.65	1.65	2.04	28,336	396
Class I
04-30-20+	9.69	0.14•	(0.42)	(0.28)	0.22	—	—	0.22	—	9.19	(2.88)	0.67	0.65	0.65	2.85	30,849	115
10-31-19	9.35	0.29	0.49	0.78	0.39	—	0.05	0.44	—	9.69	8.57	0.71	0.65	0.65	2.92	55,250	247
10-31-18	9.89	0.33•	(0.42)	(0.09)	0.21	—	0.24	0.45	—	9.35	(1.06)	0.71	0.66	0.66	3.33	35,067	105
10-31-17	9.84	0.30•	0.24	0.54	0.37	—	0.12	0.49	—	9.89	5.59	0.68	0.65	0.65	3.08	53,004	153
10-31-16	9.71	0.25•	0.33	0.58	0.19	0.07	0.19	0.45	—	9.84	6.06	0.61	0.61	0.61	2.58	84,141	256
10-31-15	10.72	0.31•	(0.87)	(0.56)	0.05	—	0.40	0.45	—	9.71	(5.32)	0.61	0.61	0.61	3.09	103,129	396
Class P
04-30-20+	9.76	0.16•	(0.42)	(0.26)	0.25	—	—	0.25	—	9.25	(2.70)	0.65	0.15	0.15	3.41	116	115
10-31-19	9.42	0.33	0.50	0.83	0.44	—	0.05	0.49	—	9.76	9.08	0.72	0.15	0.15	3.43	118	247
10-31-18	9.96	0.38•	(0.42)	(0.04)	0.26	—	0.24	0.50	—	9.42	(0.51)	0.70	0.16	0.16	3.86	106	105
10-31-17	9.90	0.36	0.22	0.58	0.40	—	0.12	0.52	—	9.96	6.05	0.66	0.15	0.15	3.68	104	153
06-29-16(5) - 10-31-16	10.09	0.12•	(0.16)	(0.04)	0.05	0.07	0.03	0.15	—	9.90	(0.42)	0.60	0.10	0.10	3.33	100	256
Class P3
04-30-20+	9.72	0.17•	(0.42)	(0.25)	0.26	—	—	0.26	—	9.21	(2.65)	0.61	0.00*	0.00*	3.57	1,793	115
10-31-19	9.38	0.35	0.50	0.85	0.46	—	0.05	0.51	—	9.72	9.25	0.66	0.00*	0.00*	3.57	1,530	247
06-01-18(5) - 10-31-18	9.74	0.16•	(0.32)	(0.16)	0.08	—	0.12	0.20	—	9.38	(1.59)	0.67	0.01	0.01	4.06	916	105
Class R
04-30-20+	9.73	0.11•	(0.41)	(0.30)	0.20	—	—	0.20	—	9.23	(3.16)	1.26	1.15	1.15	2.40	5,882	115
10-31-19	9.38	0.23	0.51	0.74	0.34	—	0.05	0.39	—	9.73	8.01	1.30	1.15	1.15	2.44	6,313	247
10-31-18	9.91	0.28	(0.42)	(0.14)	0.15	—	0.24	0.39	—	9.38	(1.47)	1.30	1.16	1.16	2.85	6,263	105
10-31-17	9.86	0.26	0.22	0.48	0.32	—	0.11	0.43	—	9.91	4.99	1.27	1.15	1.15	2.68	6,592	153
10-31-16	9.73	0.20•	0.32	0.52	0.15	0.07	0.17	0.39	—	9.86	5.48	1.23	1.15	1.15	2.02	5,804	256
10-31-15	10.74	0.26•	(0.87)	(0.61)	0.04	—	0.36	0.40	—	9.73	(5.78)	1.23	1.15	1.15	2.57	3,530	396
Class R6
04-30-20+	9.72	0.14•	(0.41)	(0.27)	0.23	—	—	0.23	—	9.22	(2.85)	0.61	0.61	0.61	2.91	94,343	115
10-31-19	9.38	0.28•	0.51	0.79	0.40	—	0.05	0.45	—	9.72	8.58	0.66	0.65	0.65	2.89	114,682	247
10-31-18	9.92	0.33•	(0.42)	(0.09)	0.21	—	0.24	0.45	—	9.38	(1.02)	0.67	0.66	0.66	3.34	69,687	105
10-31-17	9.88	0.30•	0.23	0.53	0.37	—	0.12	0.49	—	9.92	5.51	0.63	0.63	0.63	3.08	78,862	153
10-31-16	9.75	0.26•	0.32	0.58	0.19	0.07	0.19	0.45	—	9.88	6.06	0.59	0.59	0.59	2.61	183,254	256
10-31-15	10.76	0.32•	(0.88)	(0.56)	0.05	—	0.40	0.45	—	9.75	(5.27)	0.59	0.59	0.59	3.13	220,401	396
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Bond Fund (continued)
Class W
04-30-20+	9.53	0.13•	(0.40)	(0.27)	0.22	—	—	0.22	—	9.04	(2.92)	0.76	0.65	0.65	2.83	77,550	115
10-31-19	9.18	0.28	0.50	0.78	0.38	—	0.05	0.43	—	9.53	8.63	0.80	0.65	0.65	2.93	78,002	247
10-31-18	9.71	0.32	(0.42)	(0.10)	0.19	—	0.24	0.43	—	9.18	(1.09)	0.80	0.66	0.66	3.36	70,360	105
10-31-17	9.66	0.30•	0.23	0.53	0.36	—	0.12	0.48	—	9.71	5.61	0.77	0.65	0.65	3.13	66,430	153
10-31-16	9.54	0.25•	0.31	0.56	0.19	0.07	0.18	0.44	—	9.66	6.02	0.73	0.65	0.65	2.52	93,181	256
10-31-15	10.54	0.32•	(0.87)	(0.55)	0.05	—	0.40	0.45	—	9.54	(5.35)	0.73	0.65	0.65	3.22	70,620	396
Voya Global High Dividend Low Volatility Fund
Class A
04-30-20+	36.30	0.39•	(5.19)	(4.80)	0.37	—	—	0.37	—	31.13	(13.20)	1.01	0.85	0.85	2.25	159,690	27
10-31-19	33.99	0.96	2.41	3.37	1.06	—	—	1.06	—	36.30	10.12	1.03	0.85	0.85	2.72	170,817	77
10-31-18	35.74	0.67•	(1.07)	(0.40)	1.35	—	—	1.35	—	33.99	(1.29)	1.33	1.11	1.11	1.86	164,032	140
10-31-17	29.23	0.58•	6.34	6.92	0.41	—	—	0.41	—	35.74	23.96	1.62	1.35	1.35	1.80	188,815	59
10-31-16	29.96	0.42•	(0.70)	(0.28)	0.45	—	—	0.45	—	29.23	(0.90)	1.56	1.36	1.36	1.46	169,320	92
10-31-15	31.66	0.50•	(0.86)	(0.36)	1.34	—	—	1.34	—	29.96	(1.17)(a)	1.50	1.35	1.35	1.62	208,797	147
Class C
04-30-20+	33.77	0.24•	(4.80)	(4.56)	0.23	—	—	0.23	—	28.98	(13.49)	1.76	1.60	1.60	1.39	6,668	27
10-31-19	31.64	0.64•	2.25	2.89	0.76	—	—	0.76	—	33.77	9.30	1.78	1.60	1.60	1.99	33,041	77
10-31-18	33.14	0.37•	(1.01)	(0.64)	0.86	—	—	0.86	—	31.64	(2.06)	2.08	1.86	1.86	1.11	48,210	140
10-31-17	27.11	0.29•	5.93	6.22	0.19	—	—	0.19	—	33.14	23.08	2.37	2.10	2.10	0.99	58,225	59
10-31-16	27.83	0.19•	(0.66)	(0.47)	0.25	—	—	0.25	—	27.11	(1.68)	2.31	2.11	2.11	0.71	73,106	92
10-31-15	29.40	0.26•	(0.81)	(0.55)	1.02	—	—	1.02	—	27.83	(1.91)(a)	2.25	2.10	2.10	0.90	93,243	147
Class I
04-30-20+	36.63	0.44•	(5.24)	(4.80)	0.42	—	—	0.42	—	31.41	(13.09)	0.68	0.60	0.60	2.50	38,712	27
10-31-19	34.30	1.05	2.44	3.49	1.16	—	—	1.16	—	36.63	10.41	0.70	0.60	0.60	2.96	32,357	77
10-31-18	36.12	0.77•	(1.08)	(0.31)	1.51	—	—	1.51	—	34.30	(1.05)	1.00	0.86	0.86	2.11	29,178	140
10-31-17	29.53	0.67•	6.41	7.08	0.49	—	—	0.49	—	36.12	24.32	1.21	1.10	1.10	2.04	34,854	59
10-31-16	30.26	0.52	(0.74)	(0.22)	0.51	—	—	0.51	—	29.53	(0.70)	1.23	1.11	1.11	1.70	30,738	92
10-31-15	32.01	0.58•	(0.86)	(0.28)	1.47	—	—	1.47	—	30.26	(0.90)(a)	1.24	1.10	1.10	1.88	37,562	147
Class R6
02-28-20(5) - 04-30-20+	34.25	0.18•	(2.78)	(2.60)	0.26	—	—	0.26	—	31.39	(7.48)	1.68	0.57	0.57	3.43	3	27
Class W
04-30-20+	36.60	0.44•	(5.23)	(4.79)	0.42	—	—	0.42	—	31.39	(13.08)	0.76	0.60	0.60	2.48	2,362	27
10-31-19	34.27	1.04•	2.45	3.49	1.16	—	—	1.16	—	36.60	10.42	0.78	0.60	0.60	2.97	2,523	77
10-31-18	36.09	0.75•	(1.07)	(0.32)	1.50	—	—	1.50	—	34.27	(1.07)	1.08	0.86	0.86	2.07	2,549	140
10-31-17	29.51	0.70•	6.37	7.07	0.49	—	—	0.49	—	36.09	24.31	1.37	1.10	1.10	2.14	3,703	59
10-31-16	30.24	0.49•	(0.71)	(0.22)	0.51	—	—	0.51	—	29.51	(0.69)	1.31	1.11	1.11	1.69	2,788	92
10-31-15	31.96	0.59•	(0.87)	(0.28)	1.44	—	—	1.44	—	30.24	(0.89)(a)	1.25	1.10	1.10	1.90	4,027	147
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Perspectives® Fund(4)
Class A
04-30-20+	11.44	0.19•	(0.19)	0.00*	0.28	0.26	—	0.54	—	10.90	(0.15)	0.76	0.58	0.58	3.46	23,485	73
10-31-19	11.04	0.21•	0.94	1.15	0.32	0.43	—	0.75	—	11.44	11.37	0.75	0.53	0.53	1.93	12,657	36
10-31-18	11.81	0.23	(0.56)	(0.33)	0.37	0.07	—	0.44	—	11.04	(2.99)	0.73	0.48	0.48	2.06	6,991	23
10-31-17	10.81	0.23	1.08	1.31	0.24	0.07	—	0.31	—	11.81	12.45	0.77	0.50	0.50	2.05	8,001	46
10-31-16	10.49	0.19	0.26	0.45	0.13	—	—	0.13	—	10.81	4.41	0.75	0.57	0.57	1.74	8,146	20
10-31-15	11.06	0.14	(0.40)	(0.26)	0.23	0.08	—	0.31	—	10.49	(2.44)	0.77	0.46	0.46	1.37	8,302	70
Class C
04-30-20+	11.25	0.17•	(0.21)	(0.04)	0.17	0.26	—	0.43	—	10.78	(0.47)	1.51	1.33	1.33	3.05	4,085	73
10-31-19	10.87	0.14•	0.90	1.04	0.23	0.43	—	0.66	—	11.25	10.40	1.50	1.28	1.28	1.31	4,564	36
10-31-18	11.63	0.14	(0.54)	(0.40)	0.29	0.07	—	0.36	—	10.87	(3.65)	1.48	1.23	1.23	1.30	5,112	23
10-31-17	10.66	0.15	1.06	1.21	0.17	0.07	—	0.24	—	11.63	11.55	1.52	1.25	1.25	1.28	5,817	46
10-31-16	10.36	0.10	0.27	0.37	0.07	—	—	0.07	—	10.66	3.58	1.50	1.32	1.32	0.96	5,543	20
10-31-15	10.95	0.06•	(0.38)	(0.32)	0.19	0.08	—	0.27	—	10.36	(3.04)	1.52	1.21	1.21	0.60	4,740	70
Class I
04-30-20+	11.47	0.23•	(0.22)	0.01	0.29	0.26	—	0.55	—	10.93	0.00	0.50	0.33	0.33	4.08	3,519	73
10-31-19	11.08	0.27	0.90	1.17	0.35	0.43	—	0.78	—	11.47	11.58	0.51	0.28	0.28	2.29	3,628	36
10-31-18	11.85	0.25•	(0.55)	(0.30)	0.40	0.07	—	0.47	—	11.08	(2.72)	0.49	0.23	0.23	2.14	3,270	23
10-31-17	10.86	0.24	1.09	1.33	0.27	0.07	—	0.34	—	11.85	12.64	0.53	0.25	0.25	2.18	1,712	46
10-31-16	10.53	0.21•	0.28	0.49	0.16	—	—	0.16	—	10.86	4.74	0.57	0.32	0.32	1.94	672	20
10-31-15	11.09	0.18	(0.42)	(0.24)	0.24	0.08	—	0.32	—	10.53	(2.20)	0.62	0.21	0.21	1.65	270	70
Class R
04-30-20+	11.37	0.20•	(0.22)	(0.02)	0.23	0.26	—	0.49	—	10.86	(0.25)	1.01	0.83	0.83	3.55	23,824	73
10-31-19	10.99	0.20	0.90	1.10	0.29	0.43	—	0.72	—	11.37	10.94	1.00	0.78	0.78	1.78	24,978	36
10-31-18	11.75	0.21•	(0.56)	(0.35)	0.34	0.07	—	0.41	—	10.99	(3.14)	0.98	0.73	0.73	1.77	24,776	23
10-31-17	10.77	0.20	1.07	1.27	0.22	0.07	—	0.29	—	11.75	12.06	1.02	0.75	0.75	1.77	24,518	46
10-31-16	10.45	0.15	0.28	0.43	0.11	—	—	0.11	—	10.77	4.19	1.00	0.82	0.82	1.48	21,296	20
10-31-15	11.02	0.12•	(0.41)	(0.29)	0.20	0.08	—	0.28	—	10.45	(2.69)	1.02	0.71	0.71	1.09	19,435	70
Class W
04-30-20+	11.49	0.20•	(0.19)	0.01	0.29	0.26	—	0.55	—	10.95	(0.01)	0.51	0.33	0.33	3.71	27,749	73
10-31-19	11.10	0.24•	0.93	1.17	0.35	0.43	—	0.78	—	11.49	11.55	0.50	0.28	0.28	2.17	18,878	36
10-31-18	11.86	0.22•	(0.51)	(0.29)	0.40	0.07	—	0.47	—	11.10	(2.65)	0.48	0.23	0.23	1.90	11,844	23
10-31-17	10.86	0.27	1.07	1.34	0.27	0.07	—	0.34	—	11.86	12.69	0.52	0.25	0.25	2.28	4,629	46
10-31-16	10.54	0.21	0.27	0.48	0.16	—	—	0.16	—	10.86	4.67	0.50	0.32	0.32	1.99	4,071	20
10-31-15	11.10	0.19	(0.43)	(0.24)	0.24	0.08	—	0.32	—	10.54	(2.20)	0.52	0.21	0.21	1.61	3,997	70
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager International Small Cap Fund
Class A
04-30-20+	51.61	0.09•	(6.46)	(6.37)	1.12	—	—	1.12	—	44.12	(12.73)	1.61	1.53	1.53	0.35	40,782	48
10-31-19	55.06	0.55	1.38	1.93	0.69	4.69	—	5.38	—	51.61	4.77	1.76	1.54	1.54	1.01	46,448	57
10-31-18	63.00	0.44•	(7.82)	(7.38)	0.56	—	—	0.56	—	55.06	(11.82)	1.78	1.58	1.58	0.70	53,086	46
10-31-17	48.53	0.30•	14.44	14.74	0.27	—	—	0.27	—	63.00	30.55	1.84	1.65	1.65	0.56	64,193	50
10-31-16	48.81	0.28	(0.19)	0.09	0.37	—	—	0.37	—	48.53	0.19	1.83	1.66	1.66	0.57	60,149	64
10-31-15	46.78	0.19•	2.16	2.35	0.32	—	—	0.32	—	48.81	5.09(b)	1.75	1.71	1.71	0.39	67,201	95
Class C
04-30-20+	47.47	(0.15)•	(5.90)	(6.05)	0.75	—	—	0.75	—	40.67	(13.03)	2.36	2.28	2.28	(0.64)	985	48
10-31-19	50.97	0.14	1.29	1.43	0.24	4.69	—	4.93	—	47.47	3.99	2.51	2.29	2.29	0.30	7,575	57
10-31-18	58.29	(0.01)•	(7.24)	(7.25)	0.07	—	—	0.07	—	50.97	(12.45)	2.50	2.30	2.30	(0.02)	9,791	46
10-31-17	44.94	(0.05)•	13.40	13.35	—	—	—	—	—	58.29	29.71	2.49	2.30	2.30	(0.10)	12,490	50
10-31-16	45.21	(0.04)•	(0.17)	(0.21)	0.06	—	—	0.06	—	44.94	(0.46)	2.48	2.31	2.31	(0.10)	15,299	64
10-31-15	43.35	(0.11)•	2.01	1.90	0.04	—	—	0.04	—	45.21	4.40(b)	2.40	2.36	2.36	(0.25)	18,054	95
Class I
04-30-20+	51.44	0.16•	(6.40)	(6.24)	1.30	—	—	1.30	—	43.90	(12.57)	1.29	1.20	1.20	0.64	54,951	48
10-31-19	54.99	0.75	1.30	2.05	0.91	4.69	—	5.60	—	51.44	5.10	1.46	1.21	1.21	1.45	72,771	57
10-31-18	62.99	0.73•	(7.87)	(7.14)	0.86	—	—	0.86	—	54.99	(11.49)	1.44	1.22	1.22	1.16	81,260	46
10-31-17	48.55	0.44•	14.50	14.94	0.50	—	—	0.50	—	62.99	31.13	1.43	1.22	1.22	0.82	73,299	50
10-31-16	48.84	0.48•	(0.18)	0.30	0.59	—	—	0.59	—	48.55	0.63	1.39	1.22	1.22	1.02	100,754	64
10-31-15	46.90	0.40•	2.15	2.55	0.61	—	—	0.61	—	48.84	5.55(b)	1.31	1.25	1.25	0.84	110,360	95
Class P3
04-30-20+	51.86	0.47•	(6.56)	(6.09)	0.90	—	—	0.90	—	44.87	(12.05)	2.40	0.00*	0.00*	1.89	3	48
02-28-19(5) - 10-31-19	49.44	1.09•	1.33	2.42	—	—	—	—	—	51.86	4.89	2.44	0.00*	0.00*	3.24	3	57
Class W
04-30-20+	63.40	0.16•	(7.94)	(7.78)	1.25	—	—	1.25	—	54.37	(12.62)	1.36	1.28	1.28	0.53	23,075	48
10-31-19	66.30	0.87	1.75	2.62	0.83	4.69	—	5.52	—	63.40	5.07	1.51	1.29	1.29	1.35	31,724	57
10-31-18	75.77	0.60•	(9.28)	(8.68)	0.79	—	—	0.79	—	66.30	(11.57)	1.50	1.30	1.30	0.79	30,608	46
10-31-17	58.29	0.63	17.30	17.93	0.45	—	—	0.45	—	75.77	31.03	1.49	1.30	1.30	0.93	60,853	50
10-31-16	58.51	0.53	(0.23)	0.30	0.52	—	—	0.52	—	58.29	0.53	1.48	1.31	1.31	0.92	49,086	64
10-31-15	56.03	0.44	2.57	3.01	0.53	—	—	0.53	—	58.51	5.46(b)	1.40	1.36	1.36	0.77	49,382	95
Voya Russia Fund
Class A
04-30-20+	37.47	0.10•	(7.15)	(7.05)	1.68	1.51	—	3.19	—	27.23	(21.00)	1.87	1.87	1.87	0.57	61,381	35
10-31-19	29.71	1.48•	7.04	8.52	0.76	—	—	0.76	—	37.47	29.52	2.02	2.00	2.00	4.52	83,473	36
10-31-18	29.30	0.82•	0.39	1.21	0.80	—	—	0.80	—	29.71	4.14	2.15	2.00	2.00	2.70	72,854	34
10-31-17	24.35	0.64	4.75	5.39	0.44	—	—	0.44	—	29.30	22.29	2.08	2.00	2.00	2.34	79,896	25
10-31-16	22.33	0.45•	2.18	2.63	0.61	—	—	0.61	—	24.35	12.28	2.08	2.00	2.00	2.07	74,307	34
10-31-15	27.47	0.76•	(5.15)	(4.39)	0.75	—	—	0.75	—	22.33	(15.55)	2.13	2.02	2.02	3.24	77,726	16
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Russia Fund (continued)
Class I
04-30-20+	37.65	0.13•	(7.16)	(7.03)	1.80	1.51	—	3.31	—	27.31	(20.93)	1.58	1.58	1.58	0.76	1,661	35
10-31-19	29.83	1.56•	7.08	8.64	0.82	—	—	0.82	—	37.65	29.89	1.70	1.70	1.70	4.70	3,551	36
10-31-18	29.48	0.72•	0.53	1.25	0.90	—	—	0.90	—	29.83	4.25	1.80	1.75	1.75	2.34	2,950	34
10-31-17	24.51	0.65•	4.83	5.48	0.51	—	—	0.51	—	29.48	22.56	1.72	1.72	1.72	2.38	6,331	25
10-31-16	22.49	0.51	2.17	2.68	0.66	—	—	0.66	—	24.51	12.51	1.73	1.73	1.73	2.14	5,026	34
10-31-15	27.73	0.92•	(5.31)	(4.39)	0.85	—	—	0.85	—	22.49	(15.34)	1.81	1.77	1.77	3.88	3,053	16
Class W
04-30-20+	37.54	0.15•	(7.17)	(7.02)	1.77	1.51	—	3.28	—	27.24	(20.95)	1.62	1.62	1.62	0.86	246	35
10-31-19	29.78	1.34•	7.25	8.59	0.83	—	—	0.83	—	37.54	29.80	1.77	1.75	1.75	4.14	284	36
10-31-18	29.39	0.80•	0.45	1.25	0.86	—	—	0.86	—	29.78	4.28	1.90	1.75	1.75	2.62	362	34
10-31-17	24.35	1.07•	4.47	5.54	0.50	—	—	0.50	—	29.39	22.93	1.83	1.75	1.75	3.95	613	25
10-31-16	22.36	0.40•	2.26	2.66	0.67	—	—	0.67	—	24.35	12.50	1.83	1.75	1.75	1.83	203	34
10-31-15	27.61	0.96•	(5.33)	(4.37)	0.88	—	—	0.88	—	22.36	(15.35)	1.88	1.77	1.77	4.11	276	16

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of underlying funds.

(5)
Commencement of operations.

(a)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, total return for Voya Global High Dividend Low Volatility Fund would have been (1.80)%, (2.54)%, (1.54)% and (1.53)% for Classes A, C, I and W, respectively.

(b)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, total return for Voya Multi-Manager International Small Cap Fund would have been 4.72%, 4.03%, 5.18% and 5.09% for Classes A, C, I and W, respectively.

+
Unaudited.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited)

NOTE 1 — ORGANIZATION
Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are twelve separate active investment series, six of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya Diversified Emerging Markets Debt Fund (“Diversified Emerging Markets Debt”), Voya Global Bond Fund (“Global Bond”), Voya Global High Dividend Low Volatility Fund (“Global High Dividend Low Volatility”), Voya Global Perspectives® Fund (“Global Perspectives®”), Voya Multi-Manager International Small Cap Fund (“Multi-Manager International Small Cap”), and Voya Russia Fund (“Russia”). Each Fund, except Russia, is a diversified series of the Trust. Russia is a non-diversified series of the Trust. Prior to February 28, 2020, Global High Dividend Low Volatility was known as “Voya Global Equity Fund.”
Each Fund offers at least one or more of the following classes of shares: Class A, Class C, Class I, Class P, Class P3, Class R, Class R6 and Class W. At the close of business on November 22, 2019, all outstanding Class O shares of Global Bond and Multi-Manager International Small Cap were converted to Class A shares of the same Fund. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Beginning on January 2, 2020, Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares ten years after purchase.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to all
Funds except Multi-Manager International Small Cap and Russia. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
The investment companies in which certain Funds invest are collectively referred to as the “Underlying Funds.”
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

unobservable inputs, including each sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method. Capital gain dividends from Underlying Funds are recorded as capital gain distributions from affiliated Underlying Funds.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds and Underlying Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time,

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
At April 30, 2020, the maximum amount of loss that Diversified Emerging Markets Debt, Global Bond and Multi-Manager International Small Cap would incur if its counterparties failed to perform would be $659, $8,495,934 and $821, respectively, which represents the gross payments to be received on open OTC purchased options and total return swaps (Global Bond only) and forward foreign currency contracts were they to be unwound as of April 30, 2020. To reduce the amount of potential loss to Global Bond, various counterparties have pledged $3,750,000 in cash collateral for open OTC derivatives. There was no collateral pledged to Diversified Emerging Markets Debt and Multi-Manager International Small Cap at April 30, 2020. In addition, Global Bond received U.S. Treasury Notes with an original par value of $764,000 as collateral for open OTC derivatives at April 30, 2020.
The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and/or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.
Diversified Emerging Markets Debt, Global Bond and Multi-Manager International Small Cap had a liability position of $173, $3,502,285 and $672, respectively, on forward foreign currency contracts, total return swaps (Global Bond only) and written OTC options (Global Bond only) with credit related contingent features. If a contingent feature would have been triggered as of April 30, 2020, Diversified Emerging Markets Debt, Global Bond and Multi-Manager International Small Cap could have been required to pay this amount in cash to its counterparties. As of April 30, 2020, Global Bond had pledged $400,000 in cash collateral for its open OTC derivative transactions. Diversified Emerging Markets Debt and Multi-Manager International Small Cap did not pledge any cash collateral at April 30, 2020 for their open OTC derivative transactions.
E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund and Underlying Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds and Underlying Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Diversified Emerging Markets Debt and Multi-Manager International Small Cap used forward foreign currency contracts primarily to protect their non-U.S. dollar denominated holdings from adverse currency movements. Global Bond used forward foreign currency contracts primarily to gain currency exposure and to protect its

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

non-U.S. dollar denominated holdings from adverse currency movements. The Funds had an average contract amount on forward foreign currency contracts to buy and sell as follows:
	Buy	Sell
Diversified Emerging Markets Debt	$4,264	$8,051
Global Bond	234,494,875	73,645,599
Multi-Manager International Small Cap	270,243	37,967
Please refer to the tables within the Portfolio of Investments for Diversified Emerging Markets Debt, Global Bond and Multi-Manager International Small Cap for open forward foreign currency contracts at April 30, 2020.
Each Fund and Underlying Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund and Underlying Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund or an Underlying Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund or an Underlying Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund or an Underlying Fund. When the contract is closed, the Fund or Underlying Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended April 30, 2020, Global Bond had both purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve to assist the Fund with its duration strategy. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the period ended April 30, 2020, Global Bond had an average notional value of  $80,098,458 and $59,809,206 on futures contracts purchased and sold, respectively. Please refer to the table for Global Bond within the Portfolio of Investments for open futures contracts at April 30, 2020.
F. Options Contracts. The Funds may write call and put options on futures, interest rate caps and floors, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Funds’ exposure to the underlying instrument. Writing call options tends to decrease the Funds’ exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Forward premium swaptions include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.
The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds’ exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the period ended April 30, 2020, Global Bond had purchased and written interest rate swaptions to gain additional exposure to interest rates and to generate income. Global Bond had an average notional value of $10,599,239 and $7,533,465 on purchased and written interest rate swaptions, respectively. There were no open purchased and written interest rate swaptions at April 30, 2020.
During the period ended April 30, 2020, Global Bond had purchased forward premium swaptions to manage duration and yield curve exposures. Global Bond had an average notional value of  $21,327,500 on purchased forward premium swaptions. There were no open purchased forward premium swaptions at April 30, 2020.
During the period ended April 30, 2020, Global Bond had purchased and written foreign currency options to gain additional exposure to foreign currencies and to generate income. Global Bond had an average notional value of $17,200,649 and $9,262,928 on purchased and written foreign currency options, respectively. Please refer to the tables within the Portfolio of Investments for open purchased and written foreign currency options at April 30, 2020.
G. Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk-related

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/ performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.
For the period ended April 30, 2020, Global Bond bought credit protection on credit default swap indices (“CDX”) with a notional amount of  $13,946,125 to hedge the credit risk associated with various sectors within the credit market. A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Please refer to the tables within the Portfolio of Investments for open credit default swaps to buy protection at April 30, 2020.
For the period ended April 30, 2020, Global Bond sold credit protection on credit default swap indices (“CDX”) with a notional amount of  $11,145,500 to gain additional exposure to the various sectors of the credit market. A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. There were no open credit default swaps to buy or sell protection at April 30, 2020.
Interest Rate Swap Agreements. Certain Funds may enter into interest rate swaps. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
For the period ended April 30, 2020, Global Bond has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $43,451,283.
For the period ended April 30, 2020, Global Bond has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $120,189,015.
Global Bond entered into interest rate swaps to manage its duration. Please refer to the table within the Portfolio of Investments for Global Bond for open centrally cleared interest rate swaps at period.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

At April 30, 2020, Global Bond had pledged $1,380,000 for open centrally cleared swaps.
Volatility Swaps. Certain Funds may enter into volatility swaps. Volatility swaps are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike.
During the period ended April 30, 2020, Global Bond had an average notional amount of  $30,000 on foreign currency volatility swaps (receiver). There were no open volatility swaps at April 30, 2020.
Total Return Swap Agreements. Total return swaps are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return. A Fund’s use of a total return swap exposes the Fund to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index
For the period ended April 30, 2020, Global Bond entered into total return swaps on sovereign bonds with an average notional amount of  $30,256,151 on receiver total return swaps. Please refer to the table for Global Bond within the Portfolio of Investments for open total return swaps at April 30, 2020.
H. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund, except for Global Bond and Global High Dividend Low Volatility, declares and pays dividends, if any, annually. Global Bond declares dividends daily and pays dividends, if any, monthly. Global High Dividend Low Volatility declares and pays dividends, if any, quarterly. Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
I. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
J. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
K. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets (except Multi-Manager International Small Cap and Global High Dividend Low Volatility, which can each lend up to 30% of its total assets) to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
L. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
M. Delayed-Delivery or When-Issued Transactions. Each Fund may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, the Funds have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statements of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).
At April 30, 2020, there was no cash collateral pledged or received by any Fund for delayed-delivery or when-issued transactions.
N. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the period ended April 30, 2020, the cost of purchases and the proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
Diversified Emerging Markets Debt	$2,014,432	$9,196,433
Global Bond	72,255,104	66,616,432
Global High Dividend Low Volatility	66,331,538	62,134,156
Global Perspectives®	73,072,139	53,247,404
Multi-Manager International Small Cap	69,571,953	86,835,871
Russia	27,112,120	33,934,152
U.S. government securities not included above were as follows:
	Purchases	Sales
Global Bond	$260,651,205	$301,187,774

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 4 — REDEMPTION FEES
A 2% redemption fee is charged on shares of Russia that are redeemed (including in connection with an exchange) within 365 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the period ended April 30, 2020 and the year ended October 31, 2019 were $36,934 and $26,247, respectively, and are reflected in the accompanying Statements of Changes in Net Assets.
NOTE 5 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Board approved a change to reflect that Voya Investments, the Investment Adviser to Multi-Manager International Small Cap, may, from time to time, directly manage a portion of the Fund’s investment portfolio. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates.
Fund	As a Percentage of Average Daily Net Assets
Diversified Emerging Markets Debt	0.80%
Global Bond(1)	0.50%
Global High Dividend Low Volatility	0.50%
Global Perspectives®	0.20% on affiliated Underlying Funds; 0.40% on unaffiliated Underlying Funds or other direct investments
Multi-Manager International Small Cap(2)(3)	1.00% on first $500 million; 0.95% on next $500 million; and 0.90% in excess of $1 billion
Russia	1.35%

(1)
The Investment Adviser is contractually obligated to waive the management fee for Class P shares of Global Bond. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(2)
Prior to November 15, 2019, the management fee for Multi-Manager International Small Cap was 1.10% on the first $500 million, 1.00% on the next $500 million, and 0.95% in excess of  $1 billion.

(3)
Prior to November 15, 2019, the Investment Adviser had contractually agreed to waive 0.036% of the management fee for Multi-Manager International Small Cap. Any fees waived or reimbursed were not eligible for recoupment. Termination of this obligation was approved by the Board.

The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or the Investment Adviser may determine, each sub-adviser manages each respective Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations. The sub-adviser of each Fund is as follows (*denotes an affiliated sub-adviser):
Fund	Sub-Adviser
Diversified Emerging Markets Debt	Voya IM*
Global Bond	Voya IM*
Global High Dividend Low Volatility	Voya IM*
Global Perspectives®	Voya IM*
Multi-Manager International Small Cap(1)	Acadian Asset Management LLC and Victory Capital Management Inc.
Russia	NNIP Advisors B.V.

(1)
Effective November 15, 2019, Wellington Management Company LLP was removed as a sub-adviser to the Fund.

NOTE 6 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds, except Class I, Class P, Class P3, Class R6 and Class W, has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
Fund	Class A	Class C	Class R
Diversified Emerging Markets Debt	0.25%	1.00%	N/A
Global Bond	0.25%	1.00%	0.50%
Global High Dividend Low Volatility Fund	0.25%	1.00%	N/A
Global Perspectives®	0.25%	1.00%	0.50%
Multi-Manager International Small Cap	0.25%	1.00%	N/A
Russia	0.25%	N/A	N/A

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 6 — DISTRIBUTION AND SERVICE FEES (continued)

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended April 30, 2020, the Distributor retained the following amounts in sales charges from the following Funds:
	Class A	Class C
Initial Sales Charges:
Diversified Emerging Markets Debt	$116	$—
Global Bond	329	—
Global High Dividend Low Volatility	592	—
Global Perspectives®	1,255	—
Multi-Manager International Small Cap	1,005	—
Russia	1,102	—
Contingent Deferred Sales Charges:
Global Bond	$9	$12
Global High Dividend Low Volatility	51	5
Global Perspectives®	—	1
Multi-Manager International Small Cap	29	—
NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At April 30, 2020, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Global Diversified Payment Fund	Global Bond	11.36%
Voya Institutional Trust Company	Global Bond	7.34
	Global Perspectives®	48.55
	Multi-Manager International Small Cap	7.51
Voya Investment Management Co. LLC	Diversified Emerging Markets Debt	93.77
Voya Solution 2025 Portfolio	Global Bond	8.77
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may request that the Funds’ sub-advisers use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture on the Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Funds, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
Effective January 1, 2020, the Funds may pay fees to affiliates of Voya Investments for recordkeeping services provided on certain assets.
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
Fund	Class A	Class C	Class I	Class P	Class P3	Class R	Class R6	Class W
Diversified Emerging Markets Debt(1)	1.25%	2.00%	0.95%	N/A	N/A	N/A	N/A	1.00%
Global Bond	0.90%	1.65%	0.65%	0.15%	0.00%	1.15%	0.65%	0.65%
Global High Dividend Low Volatility	0.85%	1.60%	0.60%	N/A	N/A	N/A	0.57%	0.60%
Global Perspectives®(1)	1.23%	1.98%	0.98%	N/A	N/A	1.48%	N/A	0.98%
Multi-Manager International Small Cap	1.95%	2.60%	1.40%	N/A	0.00%	N/A	N/A	1.60%
Russia	2.15%	N/A	1.90%	N/A	N/A	N/A	N/A	1.90%

(1)
For Diversified Emerging Markets Debt and Global Perspectives®, the operating expense limits shown take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Fund will vary based on each Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

Pursuant to side letter agreements, through March 1, 2021, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.
Fund	Class A	Class C	Class I	Class W
Diversified Emerging Markets Debt(1)(2)	1.20%	1.95%	0.90%	0.95%
Multi-Manager International Small Cap(1)(3)	1.53%	2.28%	1.20%	1.28%
Russia(1)	2.00%	N/A	1.75%	1.75%

(1)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

(2)
Side letter expense limits were implemented on January 1, 2020.

(3)
Prior to November 15, 2019, the side letter expense limits were 1.58%, 2.33%, 1.25%, and 1.33% for Class A, Class C, Class I, and Class W, respectively.

Unless otherwise specified above and with the exception of the non-recoupable management fee waivers for certain Funds, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of April 30, 2020, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:
	April 30,
	2021	2022	2023	Total
Diversified Emerging Markets Debt	$122,518	$112,776	$90,976	$326,270
Global Bond	—	42,662	9,825	52,487
Global High Dividend Low Volatility	262,857	346,564	188,261	797,682
Global Perspectives®	122,846	131,780	120,869	375,495
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of April 30, 2020, are as follows:
	April 30,
	2021	2022	2023	Total
Diversified Emerging Markets Debt
Class A	$80	$372	$—	$452
Class C	84	9	—	93
Class I	—	—	4,955	4,955
Class W	76	6	—	82
Global Bond
Class A	$55,309	$52,049	$42,526	$149,884
Class C	24,663	17,792	10,644	53,099
Class I	30,581	21,628	17,116	69,325
Class P	—	10	—	10
Class P3	—	10	27	37
Class R	9,499	8,824	7,856	26,179
Class W	95,267	96,250	106,579	298,096
Global High Dividend Low Volatility
Class A	$212,462	$122,111	$149,914	$484,487
Class C	71,115	36,505	23,897	131,517
Class R6	—	—	4	4
Class W	4,217	2,086	2,057	8,360
Global Perspectives®
Class A	$—	$—	$987	$987
Class C	—	—	240	240
Class I	171	276	170	617
Class R	—	—	1,364	1,364
Class W	—	—	1,328	1,328
The expense limitation agreements are contractual through March 1, 2021 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective May 17, 2019, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 15, 2020. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 17, 2019, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 17, 2019.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 9 — LINE OF CREDIT (continued)

generally must be made within 60 days after the date of a revolving credit advance.
The following Funds utilized the line of credit during the period ended April 30, 2020:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Diversified Emerging Markets Debt	1	$1,793,000	2.55%
Global High Dividend Low Volatility	4	2,375,500	2.43
Multi-Manager International Small Cap	18	1,805,444	1.63
Russia	6	761,000	2.23

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)
Diversified Emerging Markets Debt
Class A
4/30/2020	5,189	—	1,217	(12,028)	—	(5,622)	48,702	—	11,627	—	(113,062)	—	(52,733)
10/31/2019	42,141	—	919	(22,091)	—	20,969	396,310	—	8,024	—	(209,195)	—	195,139
Class C
4/30/2020	6	—	103	(85)	—	24	57	—	962	—	(798)	—	221
10/31/2019	1,201	—	137	(385)	—	953	10,583	—	1,179	—	(3,402)	—	8,360
Class I
4/30/2020	612	—	66,586	(794,813)	—	(727,615)	5,796	—	636,560	—	(7,642,240)	—	(6,999,884)
10/31/2019	191,601	—	86,108	(353,954)	—	(76,245)	1,769,001	—	752,580	—	(3,229,461)	—	(707,880)
Class W
4/30/2020	409	—	132	—	—	541	4,000	—	1,256	—	—	—	5,256
10/31/2019	1,607	—	110	(1,030)	—	687	15,000	—	960	—	(9,927)	—	6,033
Global Bond
Class A
4/30/2020	679,951	—	71,255	(697,341)	285	54,150	6,538,909	—	674,785	—	(6,578,941)	2,774	637,527
10/31/2019	807,489	—	150,181	(1,060,460)	—	(102,790)	7,698,932	—	1,439,761	—	(10,190,961)	—	(1,052,268)
Class C
4/30/2020	11,668	—	12,171	(358,431)	—	(334,592)	111,810	—	114,927	—	(3,426,782)	—	(3,200,045)
10/31/2019	62,200	—	35,368	(496,411)	—	(398,843)	583,270	—	336,612	—	(4,715,349)	—	(3,795,467)
Class I
4/30/2020	649,150	—	97,477	(3,089,160)	—	(2,342,533)	6,060,239	—	921,795	—	(29,739,571)	—	(22,757,537)
10/31/2019	3,445,211	—	236,468	(1,730,737)	—	1,950,942	32,791,737	—	2,259,263	—	(16,425,852)	—	18,625,148
Class O(2)
4/30/2020	1	—	—	—	(291)	(290)	9	—	—	—	—	(2,774)	(2,765)
10/31/2019	3	—	12	—	—	15	27	—	116	—	—	—	143
Class P
4/30/2020	84	—	323	(1)	—	406	810	—	3,063	—	(10)	—	3,863
10/31/2019	252	—	601	(49)	—	804	2,422	—	5,770	—	(469)	—	7,723
Class P3
4/30/2020	70,017	—	4,841	(37,740)	—	37,118	666,216	—	45,677	—	(352,573)	—	359,320
10/31/2019	114,038	—	7,203	(61,440)	—	59,801	1,082,854	—	69,018	—	(585,718)	—	566,154
Class R
4/30/2020	42,553	—	13,397	(67,553)	—	(11,603)	407,926	—	126,803	—	(628,565)	—	(93,836)
10/31/2019	49,847	—	26,642	(95,541)	—	(19,052)	471,181	—	254,870	—	(913,200)	—	(187,149)
Class R6
4/30/2020	2,588,428	—	295,158	(4,444,611)	—	(1,561,025)	24,552,103	—	2,791,137	—	(40,515,751)	—	(13,172,511)
10/31/2019	6,197,328	—	453,619	(2,281,059)	—	4,369,888	58,493,600	—	4,352,484	—	(21,776,707)	—	41,069,377
Class W
4/30/2020	5,942,983	—	245,716	(5,797,871)	—	390,828	56,088,452	—	2,274,551	—	(51,114,205)	—	7,248,798
10/31/2019	2,283,664	—	351,014	(2,109,974)	—	524,704	21,341,237	—	3,289,947	—	(19,658,243)	—	4,972,941
Global High Dividend Low Volatility
Class A
4/30/2020	856,758	—	50,136	(483,335)	—	423,559	32,185,435	—	1,516,664	—	(16,353,858)	—	17,348,241
10/31/2019	493,630	—	113,703	(727,941)	—	(120,608)	17,477,850	—	3,911,299	—	(25,440,760)	—	(4,051,611)
Class C
4/30/2020	7,580	—	3,109	(758,941)	—	(748,252)	249,502	—	97,295	—	(26,394,225)	—	(26,047,428)
10/31/2019	44,235	—	29,505	(618,929)	—	(545,189)	1,388,312	—	935,953	—	(20,362,486)	—	(18,038,221)

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)
Global High Dividend Low Volatility (continued)
Class I
4/30/2020	626,783	—	15,538	(293,207)	—	349,114	23,306,585	—	482,296	—	(10,954,600)	—	12,834,281
10/31/2019	293,852	—	28,833	(289,967)	—	32,718	10,258,232	—	1,000,846	—	(10,149,766)	—	1,109,312
Class R6
2/28/2020(1) - 4/30/2020	87	—	1	—	—	88	3,000	—	23	—	—	—	3,023
Class
4/30/2020	24,463	—	840	(18,977)	—	6,326	809,056	—	26,359	—	(678,441)	—	156,974
10/31/2019	6,238	—	2,305	(13,978)	—	(5,435)	225,049	—	79,794	—	(476,673)	—	(171,830)
Global Perspectives®
Class A
4/30/2020	1,095,655	—	62,449	(109,920)	—	1,048,184	12,118,955	—	701,919	—	(1,211,015)	—	11,609,859
10/31/2019	652,868	—	45,687	(224,754)	—	473,801	7,276,807	—	455,953	—	(2,491,880)	—	5,240,880
Class C
4/30/2020	35,723	—	15,145	(77,420)	—	(26,552)	390,030	—	168,715	—	(836,214)	—	(277,469)
10/31/2019	71,124	—	31,723	(167,643)	—	(64,796)	759,363	—	313,739	—	(1,800,455)	—	(727,353)
Class I
4/30/2020	87,323	—	15,961	(97,591)	—	5,693	942,466	—	179,724	—	(1,045,839)	—	76,351
10/31/2019	205,271	—	19,492	(203,546)	—	21,217	2,283,661	—	194,727	—	(2,250,932)	—	227,456
Class R
4/30/2020	126,845	—	95,367	(225,116)	—	(2,904)	1,304,816	—	1,069,057	—	(2,406,001)	—	(32,128)
10/31/2019	129,457	—	159,326	(347,728)	—	(58,945)	1,439,236	—	1,585,292	—	(3,805,035)	—	(780,507)
Class W
4/30/2020	1,041,952	—	80,883	(231,294)	—	891,541	11,723,434	—	912,363	—	(2,552,970)	—	10,082,827
10/31/2019	826,596	—	82,239	(332,919)	—	575,916	8,975,488	—	823,217	—	(3,585,113)	—	6,213,592
Multi-Manager International Small Cap
Class A
4/30/2020	147,056	—	16,718	(139,530)	30	24,274	7,903,479	—	897,593	—	(6,504,006)	1,588	2,298,654
10/31/2019	82,608	—	100,839	(247,615)	—	(64,168)	4,041,471	—	4,601,285	—	(12,336,025)	—	(3,693,269)
Class C
4/30/2020	568	—	2,352	(138,273)	—	(135,353)	26,810	—	116,665	—	(6,900,064)	—	(6,756,589)
10/31/2019	1,672	—	21,741	(55,937)	—	(32,524)	77,157	—	918,340	—	(2,565,694)	—	(1,570,197)
Class I
4/30/2020	148,295	—	23,627	(334,806)	—	(162,884)	7,501,383	—	1,260,476	—	(16,528,302)	—	(7,766,443)
10/31/2019	168,685	—	132,480	(364,405)	—	(63,240)	8,363,635	—	6,007,959	—	(17,807,265)	—	(3,435,671)
Class O(2)
4/30/2020	—	—	—	—	(30)	(30)	—	—	—	—	—	(1,588)	(1,588)
10/31/2019	—	—	3	(0)*	—	3	—	—	129	—	(12)	—	117
Class P3
4/30/2020	—	—	1	—	—	1	—	—	54	—	—	—	54
2/28/2019(1) - 10/31/2019	61	—	—	—	—	61	3,000	—	—	—	—	—	3,000
Class W
4/30/2020	29,675	—	9,011	(114,669)	—	(75,983)	1,701,927	—	595,520	—	(5,852,708)	—	(3,555,261)
10/31/2019	84,872	—	44,322	(90,481)	—	38,713	4,953,027	—	2,478,966	—	(5,427,959)	—	2,004,034
Russia
Class A
4/30/2020	67,541	—	176,128	(216,675)	—	26,994	2,169,287	—	6,475,037	36,049	(6,955,142)	—	1,725,231
10/31/2019	65,095	—	59,744	(349,439)	—	(224,600)	2,178,527	—	1,679,412	26,240	(11,346,034)	—	(7,461,855)
Class I
4/30/2020	35,842	—	8,401	(77,738)	—	(33,495)	1,318,969	—	309,519	770	(2,140,188)	—	(510,930)
10/31/2019	66,671	—	2,716	(73,967)	—	(4,580)	2,309,977	—	76,539	7	(2,210,479)	—	176,044
Class W
4/30/2020	2,650	—	745	(1,923)	—	1,472	84,411	—	27,370	115	(56,699)	—	55,197
10/31/2019	630	—	354	(5,574)	—	(4,590)	22,179	—	9,934	—	(180,092)	—	(147,979)

(1)
Commencement of operations.

(2)
Class O converted to Class A on November 22, 2019.

*
Amount is less than 0.50 or $0.50.

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least
105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 11 — SECURITIES LENDING (continued)

delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a fund.
The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of April 30, 2020:
Global Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$758,752	$(758,752)	$—
Citadel Clearing LLC	149,151	(149,151)	—
Citigroup Global Markets Limited	205,536	(205,536)	—
Credit Suisse Securities (Europe) Limited	254,166	(254,166)	—
Credit Suisse Securities (USA) LLC	128,521	(128,521)	—
J.P. Morgan Securities LLC	414,353	(414,353)	—
SunTrust Robinson Humphrey, Inc.	245,388	(245,388)	—
Total	$2,155,867	$(2,155,867)	$—

(1)
Cash collateral with a fair value of  $2,208,474 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager International Small Cap
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc.	$18,375	$(18,375)	$—
Credit Suisse AG	39,213	(39,213)	—
Credit Suisse Securities (Europe) Limited	131,372	(131,372)	—
Credit Suisse Securities (USA) LLC	70,331	(70,331)	—
Deutsche Bank Securities Inc.	140,010	(140,010)	—
Goldman Sachs & Co. LLC	134,486	(134,486)	—
J.P. Morgan Securities LLC	34,565	(34,565)	—
Jefferies LLC	163,096	(163,096)	—
Merrill Lynch International	1,363	(1,363)	—
Morgan Stanley & Co. LLC	204,405	(204,405)	—
Nomura International PLC	16,886	(16,886)	—
Nomura Securities International, Inc.	18,375	(18,375)	—
RBC Capital Markets, LLC	735	(735)	—
Scotia Capital (USA) Inc.	29,700	(29,700)	—
Total	$1,002,912	$(1,002,912)	$—

(1)
Cash collateral with a fair value of  $1,077,524 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, paydowns, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

	Year Ended October 31, 2019			Year Ended October 31, 2018
	Ordinary Income	Long-term Capital Gain	Return of Capital	Ordinary Income	Long-term Capital Gain	Return of Capital
Diversified Emerging Markets Debt	$653,519	$109,224	$—	$711,576	$—	$—
Global Bond	10,705,835	—	1,487,272	4,962,172	—	6,366,155
Global High Dividend Low Volatility	7,061,815	—	—	9,614,225	—	—
Global Perspectives®	1,410,741	1,962,395	—	1,368,350	250,955	—
Multi-Manager International Small Cap	2,894,825	13,824,115	—	2,255,628	—	—
Russia	1,916,493	—	—	2,348,034	—	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2019 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation	Capital Loss Carryforwards
				Amount	Character	Expiration
Diversified Emerging Markets Debt	$525,085	$—	$291,493	$—	—	—
Global Bond	—	—	9,024,847	(1,472,246)	Short-term	None
Global High Dividend Low Volatility	27,442	—	10,977,971	(28,961,693)	Short-term	None
				(22,449,455)	Long-term	None
				$(51,411,148)
Global Perspectives®	665,801	1,483,997	900,016	—	—	—
Multi-Manager International Small Cap	2,832,843	—	10,298,594	(4,794,552)	Short-term	None
				(1,730,315)	Long-term	None
				$(6,524,867)
Russia	2,586,319	3,482,728	30,846,492	—	—	—
The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of April 30, 2020, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2014.
NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Fund’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Fund.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 14 — LIQUIDITY
Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Funds have established a liquidity risk management program to govern their approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Funds’ Adviser, Voya Investments, LLC, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, each Fund’s liquidity risk.
The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re-classification, as necessary) of a Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding a Fund’s shareholder base, characteristics of its investments, access to borrowing arrangements and historical redemptions to determine whether a Fund will be able to meet its redemption obligations in a timely manner.
During the period covered by the report, December 1, 2018 through December 31, 2019, the Program supported the Funds’ ability to honor redemption requests timely and the Program Administrator’s management of each Fund’s liquidity risk, including during any periods of market volatility and net redemptions.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to each Fund’s prospectus for more information regarding each Fund’s exposure to liquidity risk and other risks.
NOTE 15 — MARKET DISRUPTION
A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the recent COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Funds. Any of these occurrences could disrupt the operations of a Fund and of the Funds’ service providers.
NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS
In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Funds have concluded that the adoption of the new accounting principle does not materially impact the financial statement amounts.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Funds have elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Funds’ financial statements. The Funds plan to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Funds are currently evaluating the impact of these changes on the financial statements.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 17 — SUBSEQUENT EVENTS
Dividends: Subsequent to April 30, 2020, the Funds declared dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
Global Bond
Class A	$0.0350	June 1, 2020	Daily
Class C	$0.0289	June 1, 2020	Daily
Class I	$0.0368	June 1, 2020	Daily
Class P	$0.0409	June 1, 2020	Daily
Class P3	$0.0419	June 1, 2020	Daily
Class R	$0.0321	June 1, 2020	Daily
Class R6	$0.0370	June 1, 2020	Daily
Class W	$0.0352	June 1, 2020	Daily
Reorganization: The Board approved a proposal to reorganize Voya Global Equity Dividend Fund (the “Merging Fund”), which is not included in this report, with and into Global High Dividend Low Volatility, (the “Reorganization”). The proposed Reorganization is subject to approval by shareholders of the Merging Fund at a shareholder meeting scheduled to be held on or about September 1, 2020. If shareholder approval of the Reorganization is obtained, it is expected that the Reorganization will take place on or about September 18, 2020.
Line of Credit renewal: Effective May 15, 2020, the funds to which the Credit Agreement is available have entered into a renewed Credit Agreement with BNY for an aggregate amount of  $400,000,000 and will continue to pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. The Board approved this renewal on May 14, 2020.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

Voya Diversified Emerging	PORTFOLIO OF INVESTMENTS
Markets Debt Fund	as of April 30, 2020 (Unaudited)

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 99.7%
	Affiliated Investment Companies: 99.7%
348,367	Voya Emerging Markets Corporate Debt Fund - Class P	$3,215,423	32.1
387,480	Voya Emerging Markets Hard Currency Debt Fund - Class P	3,289,704	32.8
548,056	Voya Emerging Markets Local Currency Debt Fund - Class P	3,480,154	34.8
	Total Mutual Funds
	(Cost $11,165,273)	9,985,281	99.7

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.1%
	Mutual Funds: 0.1%
13,000 (1)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.210%
	(Cost $13,000)	$13,000	0.1
	Total Short-Term Investments
	(Cost $13,000)	13,000	0.1
	Total Investments in Securities (Cost $11,178,273)	$9,998,281	99.8
	Assets in Excess of Other Liabilities	15,245	0.2
	Net Assets	$10,013,526	100.0

(1)
Rate shown is the 7-day yield as of April 30, 2020.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2020
Asset Table
Investments, at fair value
Mutual Funds	$9,985,281	$—	$—	$9,985,281
Short-Term Investments	13,000	—	—	13,000
Total Investments, at fair value	$9,998,281	$—	$—	$9,998,281
Other Financial Instruments+
Forward Foreign Currency Contracts	—	659	—	659
Total Assets	$9,998,281	$659	$—	$9,998,940
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(173)	$—	$(173)
Total Liabilities	$—	$(173)	$—	$(173)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
See Accompanying Notes to Financial Statements

Voya Diversified Emerging	PORTFOLIO OF INVESTMENTS
Markets Debt Fund	as of April 30, 2020 (Unaudited) (continued)

The following table provides transactions during the period ended April 30, 2020, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 10/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 4/30/2020	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund - Class P	$6,549,175	$105,935	$(3,123,079)	$(316,608)	$3,215,423	$105,934	$76,421	$—
Voya Emerging Markets Hard Currency Debt Fund - Class P	$5,717,108	$117,283	$(2,085,161)	$(459,526)	$3,289,704	$117,283	$24,792	$—
Voya Emerging Markets Local Currency Debt Fund - Class P	$6,199,018	$198,450	$(2,165,418)	$(751,896)	$3,480,154	$198,450	$120,087	$—
	$18,465,301	$421,668	$(7,373,658)	$(1,528,030)	$9,985,281	$421,667	$221,300	$—
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At April 30, 2020, the following forward foreign currency contracts were outstanding for Voya Diversified Emerging Markets Debt Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
RUB 73,092	USD 1,155	Barclays Bank PLC	05/15/20	$(173)
USD 59	ZAR 871	Barclays Bank PLC	05/15/20	12
USD 280	HUF 85,575	Barclays Bank PLC	05/15/20	14
PHP 34,179	USD 669	BNP Paribas	05/15/20	8
USD 274	BRL 1,156	BNP Paribas	05/15/20	61
USD 1,774	PLN 6,887	BNP Paribas	05/15/20	115
USD 561	THB 17,463	BNP Paribas	05/15/20	22
USD 1,525	TRY 9,282	Citibank N.A.	05/15/20	200
USD 1,075	MXN 20,463	Deutsche Bank AG	05/15/20	227
				$486
Currency Abbreviations
BRL – Brazilian Real
HUF – Hungarian Forint
MXN – Mexican Peso
PHP – Philippine Peso
PLN – Polish Zloty
RUB – Russian Ruble
THB – Thai Baht
TRY – Turkish Lira
USD – United States Dollar
ZAR – South African Rand
See Accompanying Notes to Financial Statements

Voya Diversified Emerging	PORTFOLIO OF INVESTMENTS
Markets Debt Fund	as of April 30, 2020 (Unaudited) (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$659
Total Asset Derivatives		$659
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$173
Total Liability Derivatives		$173
The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$52
Total	$52

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$528
Total	$528
The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2020:
	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Deutsche Bank AG	Totals
Assets:
Forward foreign currency contracts	$26	$206	$200	$227	$659
Total Assets	$26	$206	$200	$227	$659
Liabilities:
Forward foreign currency contracts	$173	$—	$—	$—	$173
Total Liabilities	$173	$—	$—	$—	$173
Net OTC derivative instruments by counterparty, at fair value	$(147)	$206	$200	$227	$486
Total cash collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—
Net Exposure(1)	$(147)	$206	$200	$227	$486

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

Voya Diversified Emerging	PORTFOLIO OF INVESTMENTS
Markets Debt Fund	as of April 30, 2020 (Unaudited) (continued)

At April 30, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $11,234,776.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$659
Gross Unrealized Depreciation	(1,236,668)
Net Unrealized Depreciation	$(1,236,009)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2020 (Unaudited)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES:35.0%
	Austria: 0.2%
300,000 (1)(2)	Klabin Austria GmbH, 5.750%, 04/03/2029	$294,258	0.1
250,000	Other Securities	237,088	0.1
		531,346	0.2
	Brazil: 1.0%
200,000 (2)	Banco Bradesco SA/Cayman Islands, 3.200%, 01/27/2025	191,500	0.1
275,000 (2)	Centrais Eletricas Brasileiras SA, 3.625%, 02/04/2025	250,773	0.1
275,000 (2)	Itau Unibanco Holding SA/Cayman Island, 3.250%, 01/24/2025	267,781	0.1
250,000 (2)	Banco do Brasil SA/Cayman, 4.875%, 04/19/2023	252,500	0.1
200,000 (2)	Banco Votorantim SA, 4.500%, 09/24/2024	197,500	0.1
1,100,000	Petrobras Global Finance BV, 8.750%, 05/23/2026	1,221,000	0.5
		2,381,054	1.0
	Canada: 0.8%
250,000 (2)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	252,550	0.1
125,000 (2)	Bausch Health Cos, Inc., 5.250%, 01/30/2030	124,375	0.1
190,000 (2)	Bausch Health Cos, Inc., 6.125%, 04/15/2025	193,007	0.1
1,331,000 (5)	Other Securities	1,299,802	0.5
		1,869,734	0.8
	Cayman Islands: 0.1%
189,000	Other Securities	244,321	0.1

	Chile: 0.4%
300,000 (2)	Celulosa Arauco y Constitucion SA, 4.250%, 04/30/2029	288,633	0.1
325,000 (2)	Colbun SA, 3.150%, 03/06/ 2030	311,594	0.2
300,000 (2)	Inversiones CMPC SA, 3.850%, 01/13/2030	290,805	0.1
		891,032	0.4
	China: 0.6%
1,470,000	Other Securities	1,570,264	0.6

	Colombia: 0.4%
1,025,000 (3)	Other Securities	1,019,412	0.4

	Denmark: 0.1%
336,000 (2)	Danske Bank A/S, 5.375%, 01/12/2024	363,329	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	France: 0.8%
215,000 (2)(4)	BNP Paribas SA, 3.052%, 01/13/2031	$215,974	0.1
706,000 (2)	BNP Paribas SA, 3.500%, 03/01/2023	730,439	0.3
335,000 (2)	BPCE SA, 2.700%, 10/01/2029	348,133	0.1
728,000 (2)	BPCE SA, 5.150%, 07/21/2024	780,042	0.3
		2,074,588	0.8
	Hong Kong: 0.1%
200,000	Other Securities	202,688	0.1

	India: 0.4%
300,000 (2)	Adani Ports & Special Economic Zone Ltd., 4.375%, 07/03/2029	258,363	0.1
300,000 (2)	Indian Railway Finance Corp. Ltd., 3.249%, 02/13/2030	282,813	0.1
500,000 (2)	Reliance Industries Ltd., 3.667%, 11/30/2027	503,231	0.2
		1,044,407	0.4
	Indonesia: 0.9%
325,000 (2)	Pertamina Persero PT, 3.100%, 01/21/2030	299,074	0.1
225,000 (2)	Pertamina Persero PT, 3.650%, 07/30/2029	215,870	0.1
750,000 (2)	Perusahaan Listrik Negara PT, 3.875%, 07/17/2029	732,825	0.3
425,000 (2)	Perusahaan Listrik Negara PT, 5.375%, 01/25/2029	462,017	0.2
225,000	Perusahaan Listrik Negara PT, 5.450%, 05/21/2028	243,214	0.1
350,000	Other Securities	322,080	0.1
		2,275,080	0.9
	Ireland: 0.4%
300,000 (2)	MMK International Capital DAC, 4.375%, 06/13/2024	312,225	0.1
700,000	Other Securities	759,837	0.3
		1,072,062	0.4
	Italy: 0.1%
200,000	Other Securities	233,300	0.1

	Japan: 0.5%
255,000 (2)	Mizuho Bank Ltd., 3.200%, 03/26/2025	271,569	0.1
966,000	Sumitomo Mitsui Financial Group, Inc., 2.448%-3.784%, 09/27/2024-03/09/2026	1,043,337	0.4
		1,314,906	0.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2020 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Kazakhstan: 0.4%
950,000	Other Securities	$930,485	0.4

	Luxembourg: 0.1%
90,000 (2)	Dana Financing Luxembourg Sarl, 6.500%, 06/01/2026	83,003	0.0
219,000	Other Securities	244,520	0.1
		327,523	0.1
	Mexico: 1.0%
300,000 (2)	Alpek SAB de CV, 4.250%, 09/18/2029	261,705	0.1
567,000 (2)	Cemex SAB de CV, 6.125%, 05/05/2025	513,248	0.2
500,000 (2)	Orbia Advance Corp. SAB de CV, 4.875%, 09/19/2022	505,525	0.2
1,075,000 (2)	Petroleos Mexicanos, 5.950%, 01/28/2031	783,998	0.3
600,000	Petroleos Mexicanos, 4.500%-6.875%, 01/23/2026-06/27/2044	451,000	0.2
		2,515,476	1.0
	Netherlands: 0.8%
1,141,000	Shell International Finance BV, 3.250%-4.000%, 05/11/2025-05/10/2046	1,249,691	0.5
290,000 (2)	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/2026	299,771	0.1
355,000	Other Securities	393,787	0.2
		1,943,249	0.8
	Norway: 0.0%
56,000	Other Securities	60,185	0.0

	Peru: 0.7%
450,000 (2)	Banco Internacional del Peru SAA Interbank, 3.250%, 10/04/2026	432,432	0.2
400,000 (2)	Fondo MIVIVIENDA SA, 3.500%, 01/31/2023	402,924	0.2
375,000 (2)	Petroleos del Peru SA, 4.750%, 06/19/2032	366,416	0.1
525,000	Other Securities	507,776	0.2
		1,709,548	0.7
	Russia: 0.5%
250,000 (2)	ALROSA Finance SA, 4.650%, 04/09/2024	260,770	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Russia (continued)
250,000 (2)	Evraz PLC, 5.250%, 04/02/2024	$266,705	0.1
250,000 (2)	Severstal OAO Via Steel Capital SA, 3.150%, 09/16/2024	249,257	0.1
450,000	Other Securities	425,331	0.2
		1,202,063	0.5
	Singapore: 0.1%
300,000 (2)	Medco Bell Pte Ltd, 6.375%, 01/30/2027	181,116	0.1

	South Africa: 0.1%
300,000 (2)	Gold Fields Orogen Holdings BVI Ltd., 5.125%, 05/15/2024	307,950	0.1

	South Korea: 0.1%
300,000 (2)(4)	Kookmin Bank, 4.350%, 12/31/2199	287,493	0.1

	Switzerland: 0.5%
456,000 (2)	Credit Suisse AG, 6.500%, 08/08/2023	484,405	0.2
604,000	UBS AG/Stamford CT, 7.625%, 08/17/2022	652,616	0.3
		1,137,021	0.5
	United Arab Emirates: 0.2%
200,000 (2)(4)	NBK Tier 1 Financing 2 Ltd., 4.500%, 12/31/2199	184,516	0.1
300,000	Other Securities	290,025	0.1
		474,541	0.2
	United Kingdom: 0.6%
241,000 (2)	BAE Systems PLC, 3.400%, 04/15/2030	262,207	0.1
200,000 (2)	Reckitt Benckiser Treasury Services PLC, 3.000%, 06/26/2027	208,861	0.1
270,000 (2)	Standard Chartered PLC, 5.300%, 01/09/2043	314,939	0.1
590,000	Other Securities	646,047	0.3
		1,432,054	0.6
	United States: 23.1%
272,000 (2)	AbbVie, Inc., 3.200%, 11/21/2029	288,877	0.1
43,000 (2)	AbbVie, Inc., 4.050%, 11/21/2039	47,606	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2020 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
1,021,000	AbbVie, Inc., 3.600%-4.300%, 05/14/2025-05/14/2036	$1,120,978	0.5
322,000 (2)	Advance Auto Parts, Inc., 3.900%, 04/15/2030	322,701	0.1
240,000 (2)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 4.625%, 01/15/2027	242,316	0.1
235,000 (2)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	246,597	0.1
952,000	Altria Group, Inc., 4.500%-4.800%, 02/14/2029-05/02/2043	1,040,376	0.4
301,000 (2)	Asbury Automotive Group, Inc., 4.750%, 03/01/2030	254,074	0.1
1,060,000	AT&T, Inc., 4.300%-5.450%, 02/15/2030-03/01/2047	1,265,665	0.5
1,181,000 (4)	Bank of America Corp., 3.419%, 12/20/2028	1,267,319	0.5
1,201,000 (4)	Bank of America Corp., 2.496%-4.330%, 07/24/2023-03/15/2050	1,343,610	0.6
469,000 (2)	Bristol-Myers Squibb Co., 3.875%, 08/15/2025	534,743	0.2
420,000 (2)	Builders FirstSource, Inc., 5.000%, 03/01/2030	362,376	0.2
315,000 (2)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	249,338	0.1
110,000 (2)	Carrier Global Corp., 2.722%, 02/15/2030	103,411	0.1
225,000 (2)	Centene Corp., 3.375%, 02/15/2030	227,666	0.1
1,276,000	Citigroup, Inc., 4.000%-5.500%, 08/05/2024-07/25/2028	1,405,853	0.6
321,000 (2)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	343,319	0.1
1,049,000	Comcast Corp., 2.350%-5.650%, 01/15/2027-04/01/2040	1,226,265	0.5
475,000 (2)	CommScope Technologies LLC, 5.000%, 03/15/2027	409,118	0.2
360,000 (2)	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.625%, 05/01/2027	236,268	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
200,000 (2)	CSC Holdings LLC, 5.750%, 01/15/2030	$208,567	0.1
176,000 (2)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	190,756	0.1
969,000	Energy Transfer Operating L.P., 4.900%, 02/01/2024	974,069	0.4
286,000	Energy Transfer Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/2023	287,868	0.1
300,000 (2)	ESH Hospitality, Inc., 4.625%, 10/01/2027	272,250	0.1
300,000 (2)	Gray Television, Inc., 7.000%, 05/15/2027	303,555	0.1
530,000 (4)	JPMorgan Chase & Co., 6.000%, 12/31/2199	535,668	0.2
250,000 (1)(2)	Match Group, Inc., 4.125%, 08/01/2030	243,675	0.1
428,000 (2)	Metropolitan Edison Co., 4.000%, 04/15/2025	477,152	0.2
755,000 (4)	Morgan Stanley, 3.622%-5.597%, 05/22/ 2023-03/24/2051	841,846	0.3
130,000 (2)	MPLX L.P., 5.250%, 01/15/ 2025	128,906	0.1
270,000 (2)	Novelis Corp., 4.750%, 01/30/2030	241,569	0.1
230,000 (2)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	233,496	0.1
300,000 (2)	PetSmart, Inc., 5.875%, 06/01/2025	304,125	0.1
345,000 (2)	Pilgrim’s Pride Corp., 5.875%, 09/30/2027	350,727	0.1
300,000 (2)	Post Holdings, Inc., 5.500%, 12/15/2029	302,895	0.1
250,000 (2)	Quicken Loans, Inc., 5.250%, 01/15/2028	244,150	0.1
250,000 (2)	Sealed Air Corp., 4.000%, 12/01/2027	246,563	0.1
215,000 (2)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	182,664	0.1
230,000 (2)	Sirius XM Radio, Inc., 5.500%, 07/01/2029	243,708	0.1
175,000 (1)(2)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	152,311	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2020 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
65,000 (2)	Standard Industries, Inc./NJ, 4.750%, 01/15/2028	$63,960	0.0
170,000 (2)	Standard Industries, Inc./NJ, 5.000%, 02/15/2027	171,411	0.1
240,000 (2)	Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 06/01/2025	233,952	0.1
350,000 (2)	Tenet Healthcare Corp., 5.125%, 11/01/2027	346,728	0.1
316,000 (2)	T-Mobile USA, Inc., 3.750%, 04/15/2027	340,342	0.2
79,000 (2)	T-Mobile USA, Inc., 3.875%, 04/15/2030	86,809	0.0
250,000 (2)	Valvoline, Inc., 4.250%, 02/15/2030	244,300	0.1
300,000 (2)	ViaSat, Inc., 5.625%, 04/15/2027	296,895	0.1
780,000 (4)	Wells Fargo & Co., 2.406%-4.100%, 10/30/2025-06/03/2026	821,260	0.3
300,000 (2)	Zayo Group Holdings, Inc., 4.000%, 03/01/2027	292,359	0.1
32,256,807 (3)	Other Securities	34,815,447	14.0
		57,218,459	23.1
	Total Corporate Bonds/Notes (Cost $84,778,851)	86,814,686	35.0
COLLATERALIZED MORTGAGE OBLIGATIONS: 22.2%
	United States: 22.2%
381,265	Alternative Loan Trust 2005-51 3A2A, 3.161%, (12MTA + 1.290%), 11/20/2035	327,424	0.2
197,522	Alternative Loan Trust 2007-23CB A3, 0.987%, (US0001M + 0.500%), 09/25/2037	78,778	0.0
494,038	CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/2036	464,051	0.2
89,733	Countrywide Alternative Loan Trust 2005-53T2 2A6, 0.987%, (US0001M + 0.500%), 11/25/2035	41,047	0.0
224,611	Countrywide Asset-Backed Certificates 2005-IM1 M1, 1.207%, (US0001M + 0.720%), 11/25/2035	213,932	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
354,407 (2)(4)	CSMC Trust 2015-2 B3, 3.923%, 02/25/2045	$352,708	0.1
263,972 (2)(4)	CSMC Trust 2015-3 B1, 3.931%, 03/25/2045	266,542	0.1
4,928,042 (5)	Fannie Mae 2005-18 SC, 4.163%, (-1.000*US0001M + 4.650%), 03/25/2035	762,179	0.3
1,333,673 (5)	Fannie Mae 2008-41 S, 6.313%, (-1.000*US0001M + 6.800%), 11/25/2036	342,267	0.1
3,540,835 (5)	Fannie Mae 2009-106 SA, 5.763%, (-1.000*US0001M + 6.250%), 01/25/2040	540,202	0.2
271,223	Fannie Mae Connecticut Avenue Securities 2016-C04 1M2, 4.737%, (US0001M + 4.250%), 01/25/2029	269,136	0.1
739,374	Fannie Mae Connecticut Avenue Securities 2016-C05 2M2, 4.937%, (US0001M + 4.450%), 01/25/2029	733,075	0.3
895,044	Fannie Mae Connecticut Avenue Securities 2016-C07 2M2, 4.837%, (US0001M + 4.350%), 05/25/2029	886,636	0.4
394,979	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 4.137%, (US0001M + 3.650%), 09/25/2029	377,699	0.1
500,000	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 3.487%, (US0001M + 3.000%), 10/25/2029	479,263	0.2
462,798	Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 2.687%, (US0001M + 2.200%), 01/25/2030	433,301	0.2
600,000	Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 2.887%, (US0001M + 2.400%), 05/28/2030	543,410	0.2
518,925	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 2.987%, (US0001M + 2.500%), 05/25/2030	458,284	0.2
1,000,000	Fannie Mae Connecticut Avenue Securities 2018-C03 1M2, 2.637%, (US0001M + 2.150%), 10/25/2030	908,641	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2020 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
1,141,718	Fannie Mae Connecticut Avenue Securities 2018-C04 2M2, 3.037%, (US0001M + 2.550%), 12/25/2030	$1,001,007	0.4
200,000	Fannie Mae Connecticut Avenue Securities 2018-C05 1M2, 2.837%, (US0001M + 2.350%), 01/25/2031	180,906	0.1
485,229	Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 2.487%, (US0001M + 2.000%), 03/25/2031	441,718	0.2
577,292 (2)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 2.787%, (US0001M + 2.300%), 08/25/2031	532,672	0.2
858,540 (2)	Fannie Mae Connecticut Avenue Securities Trust 2018-R07 1M2, 2.887%, (US0001M + 2.400%), 04/25/2031	810,448	0.3
281,772 (2)	Fannie Mae Connecticut Avenue Securities Trust 2019-R01 2M2, 2.937%, (US0001M + 2.450%), 07/25/2031	254,213	0.1
1,000,000 (2)	Fannie Mae Connecticut Avenue Securities Trust 2020-R01 1M2, 2.537%, (US0001M + 2.050%), 01/25/2040	772,486	0.3
125,033	Fannie Mae REMIC Trust 2003-22 BZ, 6.000%, 04/25/2033	144,065	0.1
120,513	Fannie Mae REMIC Trust 2005-74 DK, 22.051%, (-4.000*US0001M + 24.000%), 07/25/2035	190,343	0.1
150,330	Fannie Mae REMIC Trust 2006-104 ES, 31.014%, (-5.000*US0001M + 33.450%), 11/25/2036	293,780	0.1
1,900,952 (5)	Fannie Mae REMIC Trust 2007-36 SN, 6.283%, (-1.000*US0001M + 6.770%), 04/25/2037	436,326	0.2
148,651	Fannie Mae REMIC Trust 2007-55 DS, 13.782%, (-2.500*US0001M + 15.000%), 06/25/2037	194,722	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
1,147,843 (5)	Fannie Mae REMIC Trust 2008-53 FI, 5.613%, (-1.000*US0001M + 6.100%), 07/25/2038	$161,137	0.1
848,096 (5)	Fannie Mae REMIC Trust 2008-58 SM, 5.613%, (-1.000*US0001M + 6.100%), 07/25/2038	202,571	0.1
147,528	Fannie Mae REMIC Trust 2009-66 SL, 12.552%, (-3.333*US0001M + 15.833%), 09/25/2039	333,956	0.1
93,200	Fannie Mae REMIC Trust 2009-66 SW, 12.718%, (-3.333*US0001M + 16.000%), 09/25/2039	212,670	0.1
5,687,031 (5)	Fannie Mae REMIC Trust 2010-123 SL, 5.583%, (-1.000*US0001M + 6.070%), 11/25/2040	1,122,202	0.4
4,971,893 (5)	Fannie Mae REMIC Trust 2011-55 SK, 6.073%, (-1.000*US0001M + 6.560%), 06/25/2041	1,229,133	0.5
2,190,438 (5)	Fannie Mae REMIC Trust 2011-86 NS, 5.463%, (-1.000*US0001M + 5.950%), 09/25/2041	437,971	0.2
722,797 (5)	Fannie Mae REMIC Trust 2012-10 US, 5.963%, (-1.000*US0001M + 6.450%), 02/25/2042	93,498	0.0
2,307,168 (5)	Fannie Mae REMIC Trust 2012-24 HS, 6.063%, (-1.000*US0001M + 6.550%), 09/25/2040	296,746	0.1
1,720,410 (5)	Fannie Mae REMIC Trust 2013-31 PI, 4.500%, 02/25/2043	136,718	0.0
1,356,666	Fannie Mae REMICS 2013-126 ZA, 4.000%, 07/25/2032	1,458,980	0.6
870,152 (5)	Fannie Mae Series 2007-9 SE, 5.593%, (-1.000*US0001M + 6.080%), 03/25/2037	186,619	0.1
1,464,310 (5)	Fannie Mae Series 2013-44 DI, 3.000%, 05/25/2033	136,857	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2020 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
959,759 (2)(4)	Flagstar Mortgage Trust 2018-2 B2, 4.042%, 04/25/2048	$928,708	0.4
216,179 (5)	Freddie Mac REMIC Trust 2303 SY, 7.886%, (-1.000*US0001M + 8.700%), 04/15/2031	61,890	0.0
1,480,594 (5)	Freddie Mac REMIC Trust 2989 GU, 6.186%, (-1.000*US0001M + 7.000%), 02/15/2033	322,590	0.1
1,262,690 (5)	Freddie Mac REMIC Trust 3271 SB, 5.236%, (-1.000*US0001M + 6.050%), 02/15/2037	263,978	0.1
4,122,762 (5)	Freddie Mac REMIC Trust 3424 HI, 5.086%, (-1.000*US0001M + 5.900%), 04/15/2038	990,742	0.4
1,038,978 (5)	Freddie Mac REMIC Trust 3632 IP, 5.000%, 02/15/2040	143,945	0.1
197,718 (5)	Freddie Mac REMIC Trust 3710 SL, 5.186%, (-1.000*US0001M + 6.000%), 05/15/2036	1,367	0.0
5,625,681 (5)	Freddie Mac REMIC Trust 3856 KS, 5.736%, (-1.000*US0001M + 6.550%), 05/15/2041	1,095,541	0.4
1,906,851 (5)	Freddie Mac REMIC Trust 3925 SD, 5.236%, (-1.000*US0001M + 6.050%), 07/15/2040	213,037	0.1
2,013,521 (5)	Freddie Mac REMIC Trust 3946 SE, 5.836%, (-1.000*US0001M + 6.650%), 02/15/2041	185,451	0.1
3,196,622 (5)	Freddie Mac REMIC Trust 4077 SM, 5.886%, (-1.000*US0001M + 6.700%), 08/15/2040	354,628	0.1
1,136,551 (5)	Freddie Mac REMIC Trust 4152 BI, 4.000%, 12/15/2041	137,614	0.1
2,047,264 (5)	Freddie Mac REMIC Trust 4313 MI, 5.000%, 04/15/2039	286,016	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
2,848,774 (5)	Freddie Mac REMICS 3693 SC, 5.686%, (-1.000*US0001M + 6.500%), 07/15/2040	$600,300	0.2
4,450,075	Freddie Mac REMICS 3792 DS, 5.786%, (-1.000*US0001M + 6.600%), 11/15/2040	374,230	0.2
2,716,354 (5)	Freddie Mac REMICS 4040 SW, 5.816%, (-1.000*US0001M + 6.630%), 05/15/2032	493,609	0.2
2,582,152 (5)	Freddie Mac REMICS 4623 MS, 5.186%, (-1.000*US0001M + 6.000%), 10/15/2046	603,073	0.3
900,000 (2)	Freddie Mac STACR Trust 2018-DNA2 M2, 2.637%, (US0001M + 2.150%), 12/25/2030	790,393	0.3
300,000 (2)	Freddie Mac Stacr Trust 2018-HQA2 M2, 2.787%, (US0001M + 2.300%), 10/25/2048	257,342	0.1
286,303	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA2 M3, 4.387%, (US0001M + 3.900%), 12/25/2027	285,465	0.1
300,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 5.187%, (US0001M + 4.700%), 04/25/2028	303,771	0.1
134,850	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 4.287%, (US0001M + 3.800%), 03/25/2025	124,174	0.1
1,339,064	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA4 M3, 4.287%, (US0001M + 3.800%), 03/25/2029	1,310,255	0.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2020 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
800,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2 M2, 3.937%, (US0001M + 3.450%), 10/25/2029	$777,964	0.3
400,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 2.987%, (US0001M + 2.500%), 03/25/2030	381,312	0.2
386,649	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA1 M2, 4.037%, (US0001M + 3.550%), 08/25/2029	360,688	0.2
600,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 3.137%, (US0001M + 2.650%), 12/25/2029	539,138	0.2
92,398 (4)	Freddie Mac Whole Loan Securities Trust 2016-SC02 M1, 3.590%, 10/25/2046	90,878	0.0
2,159,089	Freddie Mac REMICS 4800 MZ, 4.000%, 06/15/2048	2,372,122	1.0
1,561,112	Freddie Mac REMICS 4879 ZA, 4.000%, 05/15/2049	1,741,473	0.7
400,000 (2)	Freddie Mac STACR 2019-HQA3 M2, 2.337%, (US0001M + 1.850%), 09/27/2049	343,947	0.1
500,000 (2)	Freddie Mac Stacr Remic Trust 2020-HQA2 M2, 3.587%, (US0001M + 3.100%), 03/25/2050	362,067	0.1
448,263 (2)	Freddie Mac STACR Trust 2019-DNA3 M2, 2.537%, (US0001M + 2.050%), 07/25/2049	388,641	0.2
900,000 (2)(4)	Galton Funding Mortgage Trust 2018-2 A51, 4.500%, 10/25/2058	927,268	0.4
34,666	Ginnie Mae Series 2007-37 S, 22.388%, (-3.667*US0001M + 25.300%), 04/16/2037	37,636	0.0
323,887	Ginnie Mae Series 2007-8 SP, 19.720%, (-3.242*US0001M + 22.048%), 03/20/2037	550,709	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
28,473,047	Ginnie Mae Series 2009-106 CM, 5.806%, (-1.000*US0001M + 6.600%), 01/16/2034	$4,719,510	1.9
1,889,212 (5)	Ginnie Mae Series 2010-116 NS, 5.856%, (-1.000*US0001M + 6.650%), 09/16/2040	405,846	0.2
543,749 (5)	Ginnie Mae Series 2010-6 IA, 5.000%, 11/20/2039	50,094	0.0
2,973,395 (5)	Ginnie Mae Series 2011-116 BI, 4.000%, 08/16/2026	210,116	0.1
818,285 (5)	Ginnie Mae Series 2011-140 CI, 5.000%, 10/20/2040	57,262	0.0
1,684,693 (5)	Ginnie Mae Series 2013-115 NI, 4.500%, 01/16/2043	269,048	0.1
1,257,712 (5)	Ginnie Mae Series 2013-5 NI, 3.000%, 01/20/2028	78,092	0.1
2,895,674 (5)	Ginnie Mae Series 2015-178 GI, 4.000%, 05/20/2044	276,002	0.1
15,740,015 (5)	Ginnie Mae Series 2019-89 QI, 4.000%, 04/20/2046	1,988,420	0.8
380,895	GreenPoint Mortgage Funding Trust 2006-AR3 4A1, 0.697%, (US0001M + 0.210%), 04/25/2036	343,177	0.1
165,686 (2)(4)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	170,328	0.1
241,182 (2)(4)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 A1, 3.500%, 03/25/2050	246,394	0.1
327,417 (2)(4)	JP Morgan Mortgage Trust 2017-3 1A13, 3.500%, 08/25/2047	328,432	0.1
373,349 (2)(4)	JP Morgan Mortgage Trust 2017-3 B1, 3.829%, 08/25/2047	368,829	0.1
273,978 (2)(4)	JP Morgan Mortgage Trust 2019-INV3 A15, 3.500%, 05/25/2050	274,921	0.1
456,630 (2)(4)	JP Morgan Mortgage Trust 2019-INV3 A3, 3.500%, 05/25/2050	469,924	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2020 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
137,002 (2)(4)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	$139,701	0.1
493,877 (2)(4)	JP Morgan Mortgage Trust 2019-LTV3 A15, 3.500%, 12/31/2049	495,655	0.2
253,777	Lehman XS Trust Series 2005-5N 1A2, 0.847%, (US0001M + 0.360%), 11/25/2035	194,846	0.1
388,175 (2)(4)	OBX 2019-INV2 A25 Trust, 4.000%, 05/27/2049	395,014	0.2
875,057 (2)(4)	OBX 2020-INV1 A21 Trust, 3.500%, 05/25/2049	882,016	0.3
243,483 (2)(4)	Sequoia Mortgage Trust 2014-3 B3, 3.939%, 10/25/2044	239,583	0.1
207,503 (2)(4)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	212,216	0.1
10,793 (4)	Structured Asset Securities Corp. 2004-4XS 1A6, 5.050%, 02/25/2034	11,098	0.0
11,455,357 (4)(5)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 1.787%, 08/25/2045	608,580	0.2
65,603 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.691%, 10/25/2036	59,510	0.0
226,653 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.890%, 08/25/2046	200,281	0.1
475,466 (4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.691%, 12/25/2036	426,722	0.2
149,162 (4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.159%, 04/25/2037	123,605	0.1
156,055	Wells Fargo Alternative Loan 2007-PA2 2A1, 0.917%, (US0001M + 0.430%), 06/25/2037	120,856	0.0
538,907 (2)(4)	WinWater Mortgage Loan Trust 2015-5 B4, 3.774%, 08/20/2045	523,172	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
1,753,870	Other Securities	$1,481,258	0.6
	Total Collateralized Mortgage Obligations (Cost $51,757,727)	55,112,789	22.2
U.S. GOVERNMENT AGENCY OBLIGATIONS: 7.6%
	Federal Home Loan Mortgage Corporation: 0.9%(6)
1,449,559	3.500%,01/01/2048	1,550,789	0.6
574,200	4.000%, 09/01/2045- 05/01/2046	624,294	0.3
		2,175,083	0.9
	Government National Mortgage Association: 2.2%
4,940,000 (7)	3.000%,06/22/2050	5,247,246	2.1
209,580 (4)	4.500%-5.500%, 03/20/2039-10/20/2060	230,828	0.1
		5,478,074	2.2
	Uniform Mortgage-Backed Securities: 4.5%
4,380,000 (7)	2.500%,06/11/2050	4,553,761	1.9
1,451,481	3.500%,09/01/2049	1,538,482	0.6
3,233,933	4.000%,04/01/2049	3,508,474	1.4
1,434,892	2.500%-5.000%, 06/01/2030-05/01/2045	1,573,498	0.6
		11,174,215	4.5
	Total U.S. Government Agency Obligations (Cost $18,576,795)	18,827,372	7.6
SOVEREIGN BONDS: 16.3%
	Argentina: 0.2%
1,695,000	Other Securities	482,638	0.2

	Australia: 0.2%
AUD 837,000 (2)	Queensland Treasury Corp., 1.750%, 07/20/2034	535,984	0.2

	Brazil: 0.6%
BRL 6,000,000	Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/2023	1,272,228	0.5
250,000	Other Securities	275,375	0.1
		1,547,603	0.6
	Canada: 0.4%
CAD 880,000	Canadian Government Bond, 3.500%, 12/01/2045	964,159	0.4

	China: 2.5%
CNY 30,610,000	China Government Bond, 3.250%, 11/22/2028	4,579,303	1.9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2020 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	China (continued)
CNY 9,950,000	China Government Bond, 4.080%, 10/22/2048	$1,595,264	0.6
		6,174,567	2.5
	Colombia: 0.2%
600,000	Other Securities	549,750	0.2

	Croatia: 0.2%
600,000	Other Securities	616,385	0.2

	Dominican Republic: 0.3%
786,000 (2)	Dominican Republic International Bond, 4.500%-6.600%, 01/28/2024-01/30/2030	723,809	0.3

	Ecuador: 0.0%
200,000	Other Securities	58,752	0.0

	Egypt: 0.5%
300,000 (2)	Egypt Government International Bond, 4.550%, 11/20/2023	282,510	0.1
925,000	Egypt Government International Bond, 6.588%-7.500%, 01/31/2027-02/21/2028	870,626	0.4
		1,153,136	0.5
	Germany: 0.1%
EUR 259,700	Other Securities	298,246	0.1

	Ghana: 0.1%
450,000 (2)	Ghana Government International Bond, 6.375%, 02/11/2027	348,750	0.1

	Hungary: 0.1%
110,000	Other Securities	177,749	0.1

	Indonesia: 1.2%
IDR 13,833,000,000	Indonesia Treasury Bond, 8.375%, 04/15/2039	941,295	0.4
IDR 26,484,000,000	Indonesia Treasury Bond, 8.750%, 05/15/2031	1,865,898	0.7
200,000	Other Securities	215,236	0.1
		3,022,429	1.2
	Italy: 0.7%
EUR 641,000 (2)	Italy Buoni Poliennali Del Tesoro, 3.850%, 09/01/2049	882,449	0.3
EUR 641,000 (2)	Italy Buoni Poliennali Del Tesoro, 5.000%, 08/01/2034	949,340	0.4
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Italy (continued)
		$1,831,789	0.7
	Ivory Coast: 0.1%
277,875 (4)	Ivory Coast Government International Bond, 5.750%, 12/31/2032	243,807	0.1

	Kenya: 0.1%
250,000 (2)	Kenya Government International Bond, 7.000%, 05/22/2027	229,375	0.1

	Mexico: 0.1%
205,000	Other Securities	186,496	0.1

	Morocco: 0.1%
200,000	Other Securities	208,796	0.1

	Nigeria: 0.1%
200,000	Other Securities	152,920	0.1

	Oman: 0.1%
200,000	Other Securities	153,565	0.1

	Panama: 0.3%
515,000	Other Securities	633,189	0.3

	Peru: 1.6%
PEN 7,533,000 (2)	Peru Government Bond, 6.150%, 08/12/2032	2,479,891	1.0
PEN 4,000,000	Peru Government Bond, 6.350%, 08/12/2028	1,377,542	0.6
75,000	Other Securities	112,500	0.0
		3,969,933	1.6
	Poland: 0.2%
375,000	Other Securities	408,980	0.2

	Portugal: 0.8%
EUR 1,664,000 (2)	Portugal Obrigacoes do Tesouro OT, 2.250%, 04/18/2034	2,108,150	0.8

	Russia: 2.4%
RUB 301,940,000	Russian Federal Bond - OFZ, 7.250%, 05/10/2034	4,490,420	1.8
400,000 (2)	Russian Foreign Bond - Eurobond, 4.875%, 09/16/2023	436,976	0.2
RUB 48,138,000	Other Securities	911,884	0.4
		5,839,280	2.4
	Saudi Arabia: 0.1%
200,000 (2)	KSA Sukuk Ltd., 3.628%, 04/20/2027	210,204	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2020 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	South Africa: 0.4%
1,150,000	Republic of South Africa Government International Bond, 4.300%-4.850%, 10/12/2028-09/30/2029	$988,947	0.4

	Spain: 1.2%
EUR 1,284,000(2)	Spain Government Bond, 1.450%, 04/30/2029	1,506,527	0.6
EUR 1,092,000(2)	Spain Government Bond, 2.700%, 10/31/2048	1,542,966	0.6
		3,049,493	1.2
	Sri Lanka: 0.0%
200,000 (2)	Sri Lanka Government International Bond, 6.825%, 07/18/2026	116,000	0.0

	Turkey: 0.8%
1,500,000	Turkey Government International Bond, 4.875%, 10/09/2026	1,321,889	0.5
661,000	Turkey Government International Bond, 5.600%-7.375%, 11/14/2024-02/05/2025	661,080	0.3
		1,982,969	0.8
	Ukraine: 0.5%
1,325,000	Ukraine Government International Bond, 7.375%-7.750%, 09/01/2025-09/25/2032	1,217,421	0.5

	Uruguay: 0.1%
150,000	Other Securities	186,721	0.1
	Total Sovereign Bonds (Cost $43,196,987)	40,371,992	16.3
U.S. TREASURY OBLIGATIONS: 1.0%
	U.S. Treasury Bonds: 0.0%
123,000	Other Securities	155,662	0.0

	U.S. Treasury Notes: 1.0%
2,220,000	0.500%,04/30/2027	2,214,884	0.9
190,000	0.250%-1.500%, 04/15/2023-02/15/2030	194,103	0.1
		2,408,987	1.0
Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS (continued)
	U.S. Treasury Notes (continued)
	Total U.S. Treasury Obligations (Cost $2,573,789)	$2,564,649	1.0
ASSET-BACKED SECURITIES: 6.2%
	United States: 6.2%
500,000 (2)	AMMC CLO 16 Ltd. 2015-16A CR, 3.661%, (US0003M + 2.350%), 04/14/2029	455,811	0.2
750,000 (2)	Barings Clo Ltd. 2019-4A C, 4.703%, (US0003M + 2.800%), 01/15/2033	665,571	0.3
1,190,000 (2)	BDS 2020-FL5 C Ltd., 2.768%, (US0001M + 2.050%), 02/16/2037	964,580	0.4
1,550,000 (2)	BDS 2020-FL5 D Ltd., 3.218%, (US0001M + 2.500%), 02/16/2037	1,148,804	0.5
600,000 (2)	Clear Creek CLO 2015-1A CR, 3.085%, (US0003M + 1.950%), 10/20/2030	530,876	0.2
1,000,000 (2)	Galaxy XV CLO Ltd. 2013-15A CR, 3.219%, (US0003M + 2.000%), 10/15/2030	882,669	0.3
600,000 (2)	Galaxy XXI CLO Ltd. 2015-21A CR, 2.885%, (US0003M + 1.750%), 04/20/2031	525,204	0.2
1,000,000 (2)	Jay Park CLO Ltd. 2016-1A BR, 3.135%, (US0003M + 2.000%), 10/20/2027	913,194	0.4
1,000,000 (2)	OCP CLO 2014-5 A BR Ltd., 2.791%, (US0003M + 1.800%), 04/26/2031	838,737	0.3
600,000 (2)	Shackleton CLO Ltd. 2019-15A C, 4.703%, (US0003M + 2.800%), 01/15/2030	548,914	0.2
500,000 (2)	BlueMountain CLO 2013-2A CR, 3.048%, (US0003M + 1.950%), 10/22/2030	440,783	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2020 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	United States (continued)
750,000 (2)	CIFC Funding 2013-IA BR Ltd., 3.576%, (US0003M + 2.400%), 07/16/2030	$675,974	0.3
465,908 (4)	Citigroup Mortgage Loan Trust 2006-WF1 A2E, 4.843%, 03/25/2036	290,214	0.1
1,180,000 (2)	Invitation Homes 2018- SFR1 D Trust, 2.201%, (US0001M + 1.450%), 03/17/2037	1,105,759	0.4
2,050,000 (2)	LCM XXIV Ltd. 24A C, 3.385%, (US0003M + 2.250%), 03/20/2030	1,830,232	0.7
900,000 (2)	Madison Park Funding XXI Ltd. 2016-21A BR, 4.069%, (US0003M + 2.850%), 10/15/2032	781,426	0.3
500,000 (2)	Madison Park Funding XXXI Ltd. 2018-31A C, 3.193%, (US0003M + 2.150%), 01/23/2031	443,156	0.2
300,000 (2)(4)	Mill City Mortgage Loan Trust 2017-1 M2, 3.250%, 11/25/2058	308,038	0.1
300,000 (2)(4)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	305,214	0.1
250,000 (2)	Palmer Square Loan Funding 2018-1A C Ltd., 3.069%, (US0003M + 1.850%), 04/15/2026	216,154	0.1
1,240,000 (2)	Progress Residential 2018-SFR2 E Trust, 4.656%, 08/17/2035	1,162,357	0.5
500,000 (2)	THL Credit Wind River 2016-1A CR CLO Ltd., 3.319%, (US0003M + 2.100%), 07/15/2028	452,124	0.2
	Total Asset-Backed Securities
	(Cost $17,380,966)	15,485,791	6.2
COMMERCIAL MORTGAGE-BACKED SECURITIES: 10.2%
	United States: 10.2%
7,740,914 (4)(5)	BANK 2017-BNK5 XA, 1.219%, 06/15/2060	328,770	0.1
993,783 (4)(5)	BANK 2019-BNK16 XA, 1.126%, 02/15/2052	63,190	0.0
110,000 (2)	BDS 2018-FL2 D, 3.301%, (US0001M + 2.550%), 08/15/2035	92,559	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
	United States (continued)
280,000 (2)	Benchmark 2019-B9 D Mortgage Trust, 3.000%, 03/15/2052	$157,917	0.1
1,435,269 (4)(5)	Benchmark 2019-B9 XA Mortgage Trust, 1.213%, 03/15/2052	102,724	0.0
964,955 (2)	BX Commercial Mortgage Trust 2019-XL J, 3.464%, (US0001M + 2.650%), 10/15/2036	894,239	0.4
900,000 (2)	BX Commercial Mortgage Trust 2020-BXLP G, 3.314%, (US0001M + 2.500%), 12/15/2029	822,760	0.3
390,000 (2)(4)	BX Trust 2019-OC11 E, 4.076%, 12/09/2041	332,927	0.1
890,000 (2)(4)	CALI Mortgage Trust 2019-101C E, 4.469%, 03/10/2039	925,507	0.4
3,302,930 (4)(5)	CD 2016-CD1 Mortgage Trust XA, 1.536%, 08/10/2049	170,358	0.1
360,000 (2)	Citigroup Commercial Mortgage Trust 2016-C2 E, 4.594%, 08/10/2049	212,504	0.1
8,581,000 (4)(5)	Citigroup Commercial Mortgage Trust 2016-C2 XB, 0.992%, 08/10/2049	398,987	0.1
3,573,927 (4)(5)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.253%, 10/12/2050	193,486	0.1
16,397,503 (2)(4)(5)	COMM 2012-LTRT XA, 1.056%, 10/05/2030	267,086	0.1
200,000 (2)(4)	COMM 2013-CR10 E Mortgage Trust, 4.949%, 08/10/2046	168,849	0.1
1,420,000 (2)(4)	COMM 2014-LC15 D Mortgage Trust, 5.150%, 04/10/2047	1,148,381	0.5
300,000 (4)	COMM 2016-COR1 C, 4.529%, 10/10/2049	256,423	0.1
7,190,214 (4)(5)	COMM 2016-CR28 XA, 0.771%, 02/10/2049	199,895	0.1
1,000,000 (4)	COMM 2017-COR2 C, 4.713%, 09/10/2050	847,156	0.3
530,000 (2)(4)	DBJPM 16-C3 Mortgage Trust, 3.632%, 08/10/2049	342,600	0.1
2,311,473 (2)(4)(5)	DBUBS 2011-LC1A XA, 0.876%, 11/10/2046	3,451	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2020 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
	United States (continued)
650,000 (2)(4)	DBUBS 2011-LC2 E Mortgage Trust, 5.714%, 07/10/2044	$563,640	0.2
540,000 (2)	DBUBS 2011-LC2A F Mortgage Trust, 4.000%, (US0001M + 3.650%), 07/10/2044	439,403	0.2
1,470,000 (2)(4)	DBUBS 2017-BRBK F Mortgage Trust, 3.648%, 10/10/2034	1,175,848	0.5
910,000 (2)(4)	Del Amo Fashion Center Trust 2017-AMO C, 3.757%, 06/05/2035	792,344	0.3
390,000 (2)	Fontainebleau Miami Beach Trust 2019-FBLU F, 4.095%, 12/10/2036	263,139	0.1
4,300,000 (4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K013 X3, 2.909%, 01/25/2043	62,761	0.0
1,760,000 (2)(4)	GS Mortgage Securities Corp. Trust 2017-SLP E, 4.744%, 10/10/2032	1,402,777	0.6
450,000 (2)(4)	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/2043	419,975	0.2
220,000 (2)	GS Mortgage Securities Trust 2013-GC16 G, 3.500%, 11/10/2046	154,128	0.1
4,381,997 (4)(5)	GS Mortgage Securities Trust 2013-GC16 XA, 1.208%, 11/10/2046	131,551	0.0
520,000 (2)(4)	GS Mortgage Securities Trust 2016-GS4 E, 3.920%, 11/10/2049	276,787	0.1
7,732,039 (4)(5)	GS Mortgage Securities Trust 2017-GS6 XA, 1.186%, 05/10/2050	451,709	0.2
600,000 (2)(4)	GS Mortgage Securities Trust 2019-GC40 DBD, 3.668%, 07/10/2052	572,153	0.2
460,000 (2)(4)	GS Mortgage Securities Trust 2019-GC40 DBE, 3.668%, 07/10/2052	430,545	0.2
540,000 (2)(4)	GS Mortgage Securities Trust 2020-GC45 SWC, 3.219%, 12/13/2039	308,207	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
	United States (continued)
200,000 (2)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	$174,480	0.1
2,120,000 (2)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 E, 4.000%, 08/15/2046	1,611,364	0.6
9,583,018 (4)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.646%, 06/15/2045	169,929	0.1
420,000 (2)	JP Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP E, 3.862%, 12/05/2038	339,287	0.1
735,000 (4)	JPMBB Commercial Mortgage Securities Trust 2014-C18 AS, 4.439%, 02/15/2047	778,457	0.3
4,739,891 (2)(4)(5)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.149%, 03/10/2050	168,382	0.1
1,320,000 (2)(4)	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6 E, 4.761%, 11/15/2045	1,085,293	0.4
21,550,000 (2)(4)(5)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XB, 0.604%, 12/15/2047	431,552	0.2
250,000 (2)	MRCD 2019-PARK E Mortgage Trust, 2.718%, 12/15/2036	227,601	0.1
470,000 (2)	MRCD 2019-PARK F Mortgage Trust, 2.718%, 12/15/2036	412,302	0.2
820,000 (2)	UBS Commercial Mortgage Trust 2018-NYCH C, 2.314%, (US0001M + 1.500%), 02/15/2032	712,724	0.3
200,000 (2)(4)	UBS-Barclays Commercial Mortgage Trust 2012-C4 D, 4.625%, 12/10/2045	170,913	0.1
340,000 (2)(4)	UBS-Barclays Commercial Mortgage Trust 2012-C4 E, 4.625%, 12/10/2045	269,622	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2020 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
	United States (continued)
330,000 (2)	Wells Fargo Commercial Mortgage Trust 2010-C1 F, 4.000%, 11/15/2043	$317,247	0.1
1,360,000 (2)(4)	West Town Mall Trust 2017-KNOX E, 4.491%, 07/05/2030	1,231,699	0.5
630,000 (2)(4)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.399%, 03/15/2045	388,041	0.1
330,000 (2)(4)	WFRBS Commercial Mortgage Trust 2013-C14 D, 4.107%, 06/15/2046	269,583	0.1
7,594,712 (4)(5)	WFRBS Commercial Mortgage Trust 2013-UBS1 XA, 1.004%, 03/15/2046	145,027	0.1
15,024,133 (4)(5)	WFRBS Commercial Mortgage Trust 2014-C19 XA, 1.194%, 03/15/2047	421,511	0.2
730,000 (4)	WFRBS Commercial Mortgage Trust 2014-LC14 C, 4.344%, 03/15/2047	666,596	0.3
42,081	Other Securities	41,997	0.0
	Total Commercial Mortgage-Backed Securities (Cost $29,447,838)	25,408,343	10.2

	Value	Percentage of Net Assets
PURCHASED OPTIONS(8): 0.1%
Total Purchased Options (Cost $59,205)	205,213	0.1

	Value	Percentage of Net Assets
PURCHASED OPTIONS(8) (continued)
Total Long-Term Investments (Cost $247,772,158)	$244,790,835	98.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.7%
	Repurchase Agreements: 0.9%
1,000,000 (9)	Citigroup, Inc., Repurchase Agreement dated 04/30/20, 0.04%, due 05/01/20 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.500%-6.500%, Market Value plus accrued interest $1,020,000, due 05/31/20-02/01/57)	1,000,000	0.4
208,474 (9)	Daiwa Capital Markets, Repurchase Agreement dated 04/30/20, 0.02%, due 05/01/20 (Repurchase Amount $208,474, collateralized by various U.S. Government Securities, 0.000%-3.375%, Market Value plus accrued interest $212,644, due 05/21/20-11/ 15/48)	208,474	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2020 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS (continued)
	Repurchase Agreements (continued)
1,000,000 (9)	RBC Dominion Securities Inc., Repurchase Agreement dated 04/30/20, 0.04%, due 05/01/20 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $1,020,000, due 07/15/24-05/01/50)	$1,000,000	0.4
	Total Repurchase Agreements (Cost $2,208,474)	2,208,474	0.9

Shares		Value	Percentage of Net Assets
Mutual Funds: 1.8%
4,465,000 (10)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.210% (Cost $4,465,000)	4,465,000	1.8
	Total Short-Term Investments (Cost $6,673,474)	6,673,474	2.7
	Total Investments in Securities (Cost $254,445,632)	$251,464,309	101.3
	Liabilities in Excess of Other Assets	(3,344,566)	(1.3)
	Net Assets	$248,119,743	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Security, or a portion of the security, is on loan.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
The grouping contains securities on loan.

(4)
Variable rate security. Rate shown is the rate in effect as of April 30, 2020.

(5)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(6)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(7)
Represents or includes a TBA transaction.

(8)
The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

(9)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(10)
Rate shown is the 7-day yield as of April 30, 2020.

Currency Abbreviations:
AUD
Australian Dollar

BRL
Brazilian Real

CAD
Canadian Dollar

CNY
Chinese Yuan

EUR
EU Euro

IDR
Indonesian Rupiah

PEN
Peruvian Nuevo Sol

RUB
Russian Ruble

Reference Rate Abbreviations:
12MTA
12-month Treasury Average

US0001M
1-month LIBOR

US0003M
3-month LIBOR

Sector Diversification	Percentage of Net Assets
Collateralized Mortgage Obligations	22.2%
Sovereign Bonds	16.3
Commercial Mortgage-Backed Securities	10.2
Financial	8.6
Other Asset-Backed Securities	6.2
Consumer, Non-cyclical	5.7
Energy	5.6
Uniform Mortgage-Backed Securities	4.5
Utilities	3.9
Communications	3.9
U.S. Government Agency Obligations	3.1
Industrial	2.3
Basic Materials	1.9
Consumer, Cyclical	1.7
Technology	1.4
U.S. Treasury Obligations	1.0
Purchased Options	0.1
Short-Term Investments	2.7
Liabilities in Excess of Other Assets	(1.3)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2020 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2020
Asset Table
Investments, at fair value
Purchased Options	$—	$205,213	$—	$205,213
Corporate Bonds/Notes	—	86,814,686	—	86,814,686
Collateralized Mortgage Obligations	—	55,112,789	—	55,112,789
Asset-Backed Securities	—	15,485,791	—	15,485,791
U.S. Government Agency Obligations	—	18,827,372	—	18,827,372
Sovereign Bonds	—	40,371,992	—	40,371,992
Commercial Mortgage-Backed Securities	—	25,408,343	—	25,408,343
U.S. Treasury Obligations	—	2,564,649	—	2,564,649
Short-Term Investments	4,465,000	2,208,474	—	6,673,474
Total Investments, at fair value	$4,465,000	$246,999,309	$—	$251,464,309
Other Financial Instruments+
Centrally Cleared Swaps	—	2,332,929	—	2,332,929
Forward Foreign Currency Contracts	—	8,242,235	—	8,242,235
Futures	330,286	—	—	330,286
OTC Swaps	—	48,486	—	48,486
Total Assets	$4,795,286	$257,622,959	$—	$262,418,245
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(5,757,479)	$—	$(5,757,479)
Forward Foreign Currency Contracts	—	(3,015,697)	—	(3,015,697)
Futures	(728,728)	—	—	(728,728)
OTC Swaps	—	(226,338)	—	(226,338)
Written Options	—	(260,250)	—	(260,250)
Total Liabilities	$(728,728)	$(9,259,764)	$—	$(9,988,492)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At April 30, 2020, the following forward foreign currency contracts were outstanding for Voya Global Bond Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ZAR 4,018	USD 271	Barclays Bank PLC	05/15/20	$(55)
USD 2,232,102	IDR 30,732,021,522	Barclays Bank PLC	05/15/20	182,368
THB 3,997,026	USD 129,000	Barclays Bank PLC	05/15/20	(5,463)
THB 33,350,544	USD 1,072,692	Barclays Bank PLC	05/15/20	(41,923)
PHP 50,987	USD 1,000	Barclays Bank PLC	05/15/20	10
USD 5,457,919	RUB 345,553,936	Barclays Bank PLC	05/15/20	816,337
MYR 2,951,127	USD 723,050	Barclays Bank PLC	05/15/20	(37,761)
USD 85,000	RUB 5,431,866	Barclays Bank PLC	05/15/20	12,038
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2020 (Unaudited) (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ILS 1,648,295	USD 479,119	Barclays Bank PLC	05/15/20	(6,140)
IDR 2,921,478,400	USD 178,000	Barclays Bank PLC	05/15/20	16,854
HUF 78,996,524	USD 258,578	Barclays Bank PLC	05/15/20	(13,034)
CZK 7,186,398	USD 313,464	Barclays Bank PLC	05/15/20	(22,744)
MXN 36,648,542	USD 1,726,696	Barclays Bank PLC	05/15/20	(208,942)
CHF 835,957	USD 870,000	Barclays Bank PLC	06/05/20	(3,157)
CHF 566,007	USD 581,000	Barclays Bank PLC	06/05/20	5,919
CHF 642,641	USD 658,000	Barclays Bank PLC	06/05/20	8,384
USD 1,218,000	JPY 134,300,310	Barclays Bank PLC	06/05/20	(34,022)
SEK 8,616,910	USD 859,000	Barclays Bank PLC	06/05/20	24,537
CAD 1,497,663	USD 1,071,000	Barclays Bank PLC	06/05/20	4,992
NOK 5,359,160	USD 511,800	Barclays Bank PLC	06/05/20	11,389
NOK 5,364,206	USD 511,800	Barclays Bank PLC	06/05/20	11,882
USD 870,000	CHF 837,642	Barclays Bank PLC	06/05/20	1,410
USD 2,133,021	SEK 21,905,440	Barclays Bank PLC	06/05/20	(113,059)
CAD 833,392	USD 592,000	Barclays Bank PLC	06/05/20	6,749
USD 8,000	IDR 110,556,720	BNP Paribas	05/15/20	626
USD 122,000	MXN 2,953,057	BNP Paribas	05/15/20	(297)
USD 108,000	MXN 2,049,604	BNP Paribas	05/15/20	23,118
USD 372,000	RUB 28,291,527	BNP Paribas	05/15/20	(8,020)
USD 31,000	CZK 772,586	BNP Paribas	05/15/20	(254)
PLN 2,794,737	USD 719,986	BNP Paribas	05/15/20	(46,435)
KRW 4,807,898,900	USD 4,089,788	BNP Paribas	05/15/20	(138,989)
SGD 804,588	USD 592,310	BNP Paribas	05/15/20	(21,718)
CNY 78,077,662	USD 11,096,900	BNP Paribas	05/15/20	(39,293)
USD 87,000	PLN 361,110	BNP Paribas	05/15/20	(30)
USD 607	PHP 31,017	BNP Paribas	05/15/20	(7)
USD 7,219,278	BRL 30,501,278	BNP Paribas	05/15/20	1,615,786
USD 79,000	PLN 334,654	BNP Paribas	05/15/20	(1,654)
USD 153,000	THB 4,989,997	BNP Paribas	05/15/20	(1,226)
EGP 14,880,863	USD 916,874	BNP Paribas	05/18/20	22,531
USD 161,000	ILS 575,100	Brown Brothers Harriman & Co.	05/15/20	(4,025)
USD 8,500,000	JPY 909,899,500	Brown Brothers Harriman & Co.	06/05/20	17,413
USD 547,000	CHF 524,524	Brown Brothers Harriman & Co.	06/05/20	3,096
USD 660,000	CHF 636,290	Brown Brothers Harriman & Co.	06/05/20	202
USD 1,329,000	CHF 1,282,974	Brown Brothers Harriman & Co.	06/05/20	(1,375)
USD 968,000	NOK 9,968,198	Brown Brothers Harriman & Co.	06/05/20	(5,147)
USD 557,000	CHF 536,416	Brown Brothers Harriman & Co.	06/05/20	765
CHF 1,146,552	USD 1,188,488	Brown Brothers Harriman & Co.	06/05/20	425
USD 1,741,000	CAD 2,456,412	Brown Brothers Harriman & Co.	06/05/20	(23,802)
USD 512,000	CHF 494,787	Brown Brothers Harriman & Co.	06/05/20	(1,068)
GBP 437,000	USD 542,908	Brown Brothers Harriman & Co.	06/05/20	7,566
USD 825,816	EUR 764,999	Brown Brothers Harriman & Co.	06/05/20	(13,046)
NZD 1,885,055	USD 1,136,000	Brown Brothers Harriman & Co.	06/05/20	20,148
NOK 13,249,429	USD 1,231,581	Brown Brothers Harriman & Co.	06/05/20	61,897
AUD 745,677	USD 462,000	Brown Brothers Harriman & Co.	06/05/20	23,975
USD 917,321	EUR 846,366	Brown Brothers Harriman & Co.	06/05/20	(10,763)
USD 997,000	JPY 110,666,801	Brown Brothers Harriman & Co.	06/05/20	(34,697)
USD 879,636	EUR 813,130	Brown Brothers Harriman & Co.	06/05/20	(12,004)
NZD 1,958,990	USD 1,166,153	Brown Brothers Harriman & Co.	06/05/20	35,341
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2020 (Unaudited) (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NZD 1,904,373	USD 1,139,000	Brown Brothers Harriman & Co.	06/05/20	28,997
CAD 741,910	USD 535,000	Brown Brothers Harriman & Co.	06/05/20	(1,977)
AUD 1,886,689	USD 1,139,000	Brown Brothers Harriman & Co.	06/05/20	90,599
NOK 13,676,111	USD 1,280,493	Brown Brothers Harriman & Co.	06/05/20	54,640
NZD 3,708,760	USD 2,187,000	Brown Brothers Harriman & Co.	06/05/20	87,669
USD 2,108,633	AUD 3,335,922	Brown Brothers Harriman & Co.	06/05/20	(65,464)
USD 1,581,217	EUR 1,460,559	Brown Brothers Harriman & Co.	06/05/20	(20,362)
CAD 634,970	USD 454,000	Brown Brothers Harriman & Co.	06/05/20	2,193
USD 1,462,000	CAD 2,122,583	Brown Brothers Harriman & Co.	06/05/20	(62,964)
CHF 1,838,379	USD 1,891,000	Brown Brothers Harriman & Co.	06/05/20	15,301
USD 927,543	AUD 1,453,427	Brown Brothers Harriman & Co.	06/05/20	(19,690)
GBP 446,409	USD 551,535	Brown Brothers Harriman & Co.	06/05/20	10,790
RUB 31,520,800	USD 399,000	Citibank N.A.	05/15/20	24,397
USD 1,436,043	RON 6,252,691	Citibank N.A.	05/15/20	22,271
USD 134,000	BRL 571,229	Citibank N.A.	05/15/20	29,058
USD 170,000	THB 5,570,424	Citibank N.A.	05/15/20	(2,166)
CNY 7,281,399	USD 1,040,934	Citibank N.A.	05/15/20	(9,719)
USD 16,000	CZK 364,406	Citibank N.A.	05/15/20	1,258
USD 55,000	CLP 45,984,950	Citibank N.A.	05/15/20	(93)
USD 19,000	HUF 5,763,008	Citibank N.A.	05/15/20	1,087
USD 114,000	PEN 385,993	Citibank N.A.	05/15/20	(264)
USD 107,000	MXN 2,628,971	Citibank N.A.	05/15/20	(1,876)
USD 684,000	KRW 837,585,360	Citibank N.A.	05/15/20	(4,270)
USD 785,997	MXN 14,962,574	Citibank N.A.	05/15/20	166,341
TRY 1,532	USD 252	Citibank N.A.	05/15/20	(33)
USD 2,853,826	CLP 2,246,902,589	Citibank N.A.	05/15/20	161,886
PEN 2,044,036	USD 580,000	Citibank N.A.	05/15/20	25,091
USD 6,292,523	PEN 21,106,382	Citibank N.A.	05/15/20	44,452
CLP 5,884,130	USD 7,000	Citibank N.A.	05/15/20	50
RON 5,762,769	USD 1,282,144	Citibank N.A.	05/15/20	20,854
RON 278,244	USD 62,000	Citibank N.A.	05/15/20	913
RON 76,514	USD 17,557	Citibank N.A.	05/15/20	(257)
UYU 20,305,414	USD 532,392	Citibank N.A.	05/15/20	(53,208)
USD 15,164	COP 51,796,711	Citibank N.A.	05/15/20	2,096
DKK 4,946,164	USD 720,195	Citibank N.A.	06/04/20	6,616
NOK 8,076,810	USD 768,573	Citibank N.A.	06/05/20	19,927
NOK 7,437,165	USD 699,980	Citibank N.A.	06/05/20	26,075
CHF 636,611	USD 654,360	Citibank N.A.	06/05/20	5,772
SEK 5,567,678	USD 556,000	Citibank N.A.	06/05/20	14,883
USD 606,000	NOK 6,325,495	Citibank N.A.	06/05/20	(11,528)
USD 671,979	CAD 932,924	Citibank N.A.	06/05/20	1,722
USD 870,000	CHF 838,104	Citibank N.A.	06/05/20	931
SEK 5,436,259	USD 547,000	Citibank N.A.	06/05/20	10,408
USD 515,000	NOK 5,394,458	Citibank N.A.	06/05/20	(11,635)
USD 661,000	NOK 6,895,909	Citibank N.A.	06/05/20	(12,215)
USD 288,000	GBP 231,555	Citibank N.A.	06/05/20	(3,682)
USD 429,000	KRW 520,385,580	Credit Suisse International	05/15/20	1,383
GBP 10,200	USD 12,670	Deutsche Bank AG	05/15/20	178
USD 123,192	JPY 13,178,567	Deutsche Bank AG	05/15/20	371
HKD 547,037	USD 70,292	Deutsche Bank AG	05/15/20	260
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2020 (Unaudited) (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 34,000	HUF 11,129,091	Deutsche Bank AG	05/15/20	(592)
USD 18	NOK 200	Deutsche Bank AG	06/05/20	(1)
CHF 2,368,029	USD 2,423,106	Deutsche Bank AG	06/05/20	32,413
NOK 3,353,479	USD 295,912	Deutsche Bank AG	06/05/20	31,473
EUR 1,317,755	USD 1,442,000	Deutsche Bank AG	06/05/20	2,988
GBP 415,912	USD 513,461	Deutsche Bank AG	06/05/20	10,449
EUR 813,650	USD 900,000	Deutsche Bank AG	06/05/20	(7,791)
JPY 84,587,325	USD 791,000	Deutsche Bank AG	06/05/20	(2,430)
PEN 7,482,860	USD 2,216,193	Goldman Sachs International	05/15/20	(1,060)
USD 782,521	CNY 5,558,174	Goldman Sachs International	05/15/20	(4,645)
CLP 420,998,862	USD 489,921	HSBC Bank USA N.A.	05/15/20	14,464
PKR 55,483,757	USD 354,982	JPMorgan Chase Bank N.A.	05/15/20	(9,453)
USD 26,000	HUF 8,505,403	JPMorgan Chase Bank N.A.	05/15/20	(437)
USD 37,000	CZK 936,870	JPMorgan Chase Bank N.A.	05/15/20	(900)
USD 213,000	IDR 3,470,409,000	JPMorgan Chase Bank N.A.	05/15/20	(18,466)
USD 77,000	BRL 404,973	JPMorgan Chase Bank N.A.	05/15/20	2,601
USD 6,117,900	CNY 43,044,067	JPMorgan Chase Bank N.A.	05/15/20	21,862
USD 30,000	RON 133,590	JPMorgan Chase Bank N.A.	05/15/20	(205)
BRL 1,215,140	USD 239,000	JPMorgan Chase Bank N.A.	05/15/20	(15,763)
EUR 903,923	USD 988,000	JPMorgan Chase Bank N.A.	06/05/20	3,199
GBP 9,214,353	USD 10,730,494	JPMorgan Chase Bank N.A.	06/05/20	876,501
JPY 47,043,164	USD 437,000	JPMorgan Chase Bank N.A.	06/05/20	1,562
JPY 63,920,422	USD 595,000	JPMorgan Chase Bank N.A.	06/05/20	902
EUR 2,659,880	USD 2,878,163	JPMorgan Chase Bank N.A.	06/05/20	38,534
EUR 605,247	USD 658,000	JPMorgan Chase Bank N.A.	06/05/20	5,685
USD 3,753,152	NZD 6,573,346	JPMorgan Chase Bank N.A.	06/05/20	(278,434)
GBP 526,421	USD 605,000	JPMorgan Chase Bank N.A.	06/05/20	58,114
EUR 5,868,648	USD 6,486,634	JPMorgan Chase Bank N.A.	06/05/20	(51,355)
CAD 1,351,433	USD 963,000	JPMorgan Chase Bank N.A.	06/05/20	7,933
EUR 46,299,166	USD 50,067,173	JPMorgan Chase Bank N.A.	06/05/20	702,279
CAD 731,520	USD 524,000	JPMorgan Chase Bank N.A.	06/05/20	1,559
CAD 9,177,422	USD 6,367,341	JPMorgan Chase Bank N.A.	06/05/20	226,152
USD 1,226,000	EUR 1,138,311	JPMorgan Chase Bank N.A.	06/05/20	(22,218)
AUD 8,387,389	USD 4,885,703	JPMorgan Chase Bank N.A.	06/05/20	580,552
USD 879,000	EUR 808,110	JPMorgan Chase Bank N.A.	06/05/20	(7,134)
USD 1,335,000	JPY 145,346,390	JPMorgan Chase Bank N.A.	06/05/20	(20,000)
USD 1,224,000	JPY 130,812,956	JPMorgan Chase Bank N.A.	06/05/20	4,489
EUR 1,373,048	USD 1,528,000	JPMorgan Chase Bank N.A.	06/05/20	(22,381)
USD 1,910,000	EUR 1,763,210	JPMorgan Chase Bank N.A.	06/05/20	(23,452)
UAH 12,680,197	USD 497,868	Morgan Stanley Capital Services LLC	05/15/20	(30,137)
BRL 16,702,636	USD 3,511,096	Morgan Stanley Capital Services LLC	05/15/20	(442,599)
COP 50,904,000	USD 15,000	Morgan Stanley Capital Services LLC	05/15/20	(2,156)
NOK 11,581,748	USD 1,030,000	Morgan Stanley Capital Services LLC	06/05/20	100,670
JPY 315,505,861	USD 2,918,000	Morgan Stanley Capital Services LLC	06/05/20	23,320
USD 2,173,000	NOK 22,693,685	Morgan Stanley Capital Services LLC	06/05/20	(42,476)
USD 23,000	EUR 21,289	Morgan Stanley Capital Services LLC	06/05/20	(345)
NOK 5,363,792	USD 511,800	Morgan Stanley Capital Services LLC	06/05/20	11,841
SEK 9,939,353	USD 996,000	Morgan Stanley Capital Services LLC	06/05/20	23,134
CHF 635,603	USD 652,619	Morgan Stanley Capital Services LLC	06/05/20	6,467
USD 523,000	NOK 5,482,068	Morgan Stanley Capital Services LLC	06/05/20	(12,188)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2020 (Unaudited) (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SEK 15,292,510	USD 1,508,000	Morgan Stanley Capital Services LLC	06/05/20	60,021
USD 945,000	NOK 9,661,326	Morgan Stanley Capital Services LLC	06/05/20	1,811
USD 513,000	NOK 5,262,276	Morgan Stanley Capital Services LLC	06/05/20	(731)
USD 953,000	NOK 9,793,711	Morgan Stanley Capital Services LLC	06/05/20	(3,113)
NZD 490,221	USD 293,000	Morgan Stanley Capital Services LLC	06/05/20	7,664
NOK 5,366,043	USD 511,800	Morgan Stanley Capital Services LLC	06/05/20	12,061
GBP 466,624	USD 576,961	Morgan Stanley Capital Services LLC	06/05/20	10,829
USD 14,000	SEK 138,706	Morgan Stanley Capital Services LLC	06/05/20	(222)
USD 597,000	JPY 64,522,614	Morgan Stanley Capital Services LLC	06/05/20	(4,516)
KZT 242,195,562	USD 627,694	Standard Chartered Bank	05/15/20	(61,035)
USD 1,264,497	CNY 8,953,183	Standard Chartered Bank	05/15/20	(3,481)
USD 2,588,000	EUR 2,385,180	State Street Bank and Trust Co.	06/05/20	(27,475)
USD 712,000	CAD 1,010,282	State Street Bank and Trust Co.	06/05/20	(13,835)
JPY 4,757,517,672	USD 43,165,556	State Street Bank and Trust Co.	06/05/20	1,186,659
GBP 476,365	USD 586,000	State Street Bank and Trust Co.	06/05/20	14,061
GBP 5,152,443	USD 6,395,265	State Street Bank and Trust Co.	06/05/20	95,086
USD 726,000	CHF 707,561	State Street Bank and Trust Co.	06/05/20	(7,703)
USD 1,020,000	AUD 1,769,038	State Street Bank and Trust Co.	06/05/20	(132,923)
EUR 793,148	USD 863,000	State Street Bank and Trust Co.	06/05/20	6,728
EUR 939,412	USD 1,020,000	State Street Bank and Trust Co.	06/05/20	10,114
EUR 1,032,104	USD 1,128,000	State Street Bank and Trust Co.	06/05/20	3,755
USD 848,000	GBP 691,832	State Street Bank and Trust Co.	06/05/20	(23,476)
EUR 503,899	USD 554,000	State Street Bank and Trust Co.	06/05/20	(1,448)
USD 11,000,000	EUR 10,044,871	State Street Bank and Trust Co.	06/05/20	(14,726)
USD 1,934,000	GBP 1,591,576	State Street Bank and Trust Co.	06/05/20	(70,852)
USD 672,000	CHF 651,360	State Street Bank and Trust Co.	06/05/20	(3,426)
NOK 5,362,379	USD 511,800	State Street Bank and Trust Co.	06/05/20	11,703
USD 696,000	AUD 1,142,312	State Street Bank and Trust Co.	06/05/20	(48,471)
EUR 69,789	USD 77,000	State Street Bank and Trust Co.	06/05/20	(473)
USD 299,000	GBP 238,797	State Street Bank and Trust Co.	06/05/20	(1,804)
NZD 1,923,834	USD 1,163,000	State Street Bank and Trust Co.	06/05/20	16,932
USD 77,000	EUR 70,003	State Street Bank and Trust Co.	06/05/20	239
USD 2,000,000	GBP 1,612,215	State Street Bank and Trust Co.	06/05/20	(30,850)
USD 468,000	GBP 373,257	State Street Bank and Trust Co.	06/05/20	(2,179)
USD 554,000	GBP 438,437	State Street Bank and Trust Co.	06/05/20	1,716
JPY 90,187,860	USD 840,000	State Street Bank and Trust Co.	06/05/20	781
USD 77,000	EUR 70,010	State Street Bank and Trust Co.	06/05/20	230
USD 696,000	AUD 1,141,300	State Street Bank and Trust Co.	06/05/20	(47,812)
USD 1,098,000	AUD 1,739,722	State Street Bank and Trust Co.	06/05/20	(35,817)
USD 1,214,000	AUD 1,910,790	State Street Bank and Trust Co.	06/05/20	(31,306)
USD 954,000	GBP 763,744	State Street Bank and Trust Co.	06/05/20	(8,061)
CHF 627,288	USD 643,776	State Street Bank and Trust Co.	06/05/20	6,688
USD 1,145,000	AUD 1,804,946	State Street Bank and Trust Co.	06/05/20	(31,325)
USD 542,000	CHF 524,086	State Street Bank and Trust Co.	06/05/20	(1,450)
USD 1,150,000	AUD 1,825,277	State Street Bank and Trust Co.	06/05/20	(39,575)
EUR 149,953	USD 166,000	State Street Bank and Trust Co.	06/05/20	(1,569)
USD 2,115,000	JPY 227,758,322	State Street Bank and Trust Co.	06/05/20	(8,289)
USD 1,914,000	GBP 1,630,083	State Street Bank and Trust Co.	06/05/20	(139,359)
USD 645,000	AUD 1,046,642	State Street Bank and Trust Co.	06/05/20	(37,121)
USD 865,000	CHF 822,729	State Street Bank and Trust Co.	06/05/20	11,874
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2020 (Unaudited) (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD 765,884	USD 483,000	State Street Bank and Trust Co.	06/05/20	16,144
AUD 769,617	USD 480,000	State Street Bank and Trust Co.	06/05/20	21,577
AUD 1,066,529	USD 649,000	State Street Bank and Trust Co.	06/05/20	46,081
USD 1,584,000	EUR 1,461,490	State Street Bank and Trust Co.	06/05/20	(18,600)
AUD 1,137,451	USD 696,000	State Street Bank and Trust Co.	06/05/20	45,303
USD 1,142,000	GBP 918,104	State Street Bank and Trust Co.	06/05/20	(14,503)
CAD 1,265,256	USD 897,000	State Street Bank and Trust Co.	06/05/20	12,020
NZD 2,205,668	USD 1,314,000	State Street Bank and Trust Co.	06/05/20	38,788
				$5,226,538

At April 30, 2020, the following futures contracts were outstanding for Voya Global Bond Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Australia 10-Year Bond	4	06/15/20	$387,988	$(6,062)
Australia 3-Year Bond	27	06/15/20	2,061,632	3,237
Euro-Bobl 5-Year	132	06/08/20	19,665,545	15,500
Euro-Buxl® 30-year German Government Bond	31	06/08/20	7,446,550	107,905
Euro-OAT	58	06/08/20	10,730,760	(208,567)
Euro-Schatz	30	06/08/20	3,691,769	(1,916)
Japanese Government Bonds 10-Year Mini	15	06/12/20	2,135,070	(4,594)
Long Gilt	17	06/26/20	2,948,348	74,531
Long-Term Euro-BTP	24	06/08/20	3,645,250	(255,321)
Short Gilt	11	06/26/20	1,453,884	6,430
U.S. Treasury 2-Year Note	89	06/30/20	19,618,242	65,443
U.S. Treasury Ultra Long Bond	13	06/19/20	2,922,156	56,126
			$76,707,194	$(147,288)
Short Contracts:
Euro-Bund	(34)	06/08/20	(6,499,096)	(74,466)
Japan 10-Year Bond (TSE)	(1)	06/15/20	(1,423,753)	1,114
U.S. Treasury 10-Year Note	(188)	06/19/20	(26,143,750)	(14,255)
U.S. Treasury 5-Year Note	(56)	06/30/20	(7,027,125)	(4,068)
U.S. Treasury Long Bond	(29)	06/19/20	(5,249,906)	(48,794)
U.S. Treasury Ultra 10-Year Note	(140)	06/19/20	(21,984,375)	(110,685)
			$(68,328,005)	$(251,154)
At April 30, 2020, the following centrally cleared interest rate swaps were outstanding for Voya Global Bond Fund:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	3-month CAD-CDOR	Semi-Annual	1.283%	Semi-Annual	04/14/30	CAD4,200,000	$81,578	$80,720
Pay	6-month EUR-EURIBOR	Semi-Annual	0.294	Annual	02/10/23	EUR5,700,000	115,224	120,798
Pay	6-month GBP-LIBOR	Semi-Annual	0.490	Semi-Annual	04/02/23	GBP3,000,000	7,897	7,845
Pay	6-month GBP-LIBOR	Semi-Annual	0.507	Semi-Annual	04/09/23	GBP3,000,000	9,185	9,103
Pay	6-month GBP-LIBOR	Semi-Annual	0.566	Semi-Annual	03/30/45	GBP3,250,000	99,718	99,171
Pay	6-month GBP-LIBOR	Semi-Annual	1.483	Semi-Annual	04/29/49	GBP250,000	92,922	92,762
Pay	6-month JPY-LIBOR	Semi-Annual	0.583	Semi-Annual	02/13/44	JPY80,000,000	62,328	62,151
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2020 (Unaudited) (continued)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	3-month USD-LIBOR	Quarterly	0.887	Semi-Annual	03/04/25	USD2,000,000	46,706	46,706
Pay	3-month USD-LIBOR	Quarterly	0.634	Semi-Annual	03/10/25	USD4,000,000	45,635	45,635
Pay	1-month USD-LIBOR	Monthly	2.726	Monthly	12/27/28	USD833,000	159,057	159,057
Pay	1-month USD-LIBOR	Monthly	2.466	Monthly	01/07/29	USD616,000	104,140	104,140
Pay	3-month USD-LIBOR	Quarterly	1.997	Semi-Annual	06/25/29	USD850,000	106,342	106,342
Pay	1-month USD-LIBOR	Monthly	2.400	Monthly	10/27/32	USD3,090,000	676,037	676,435
Pay	1-month USD-LIBOR	Monthly	2.488	Monthly	10/27/47	USD1,600,000	721,842	722,064
Receive	6-month EUR-EURIBOR	Semi-Annual	1.129	Annual	02/16/46	EUR1,300,000	(430,583)	(448,347)
Receive	6-month GBP-LIBOR	Semi-Annual	0.581	Semi-Annual	04/02/50	GBP500,000	(27,719)	(27,495)
Receive	1-month USD-LIBOR	Monthly	2.798	Monthly	09/14/20	USD6,000,000	(55,749)	(55,749)
Receive	1-month USD-LIBOR	Monthly	1.079	Monthly	04/04/21	USD 20,500,000	(169,166)	(169,166)
Receive	1-month USD-LIBOR	Monthly	1.493	Monthly	09/12/21	USD 28,000,000	(488,370)	(488,370)
Receive	1-month USD-LIBOR	Monthly	1.983	Monthly	10/27/22	USD 18,400,000	(811,354)	(812,872)
Receive	3-month USD-LIBOR	Quarterly	1.664	Semi-Annual	12/18/22	USD 12,000,000	(425,415)	(425,415)
Receive	1-month USD-LIBOR	Monthly	1.522	Monthly	10/30/24	USD9,000,000	(500,578)	(500,437)
Receive	1-month USD-LIBOR	Monthly	2.514	Monthly	01/24/25	USD2,130,000	(222,685)	(222,685)
Receive	1-month USD-LIBOR	Monthly	2.728	Monthly	03/01/25	USD2,360,000	(276,427)	(276,427)
Receive	1-month USD-LIBOR	Monthly	2.843	Monthly	04/30/25	USD2,600,000	(330,390)	(330,390)
Receive	1-month USD-LIBOR	Monthly	3.053	Monthly	10/18/25	USD1,140,000	(168,569)	(168,569)
Receive	1-month USD-LIBOR	Monthly	2.210	Monthly	10/27/26	USD3,420,000	(399,772)	(400,140)
Receive	1-month USD-LIBOR	Monthly	2.681	Monthly	02/02/28	USD1,970,000	(336,757)	(336,758)
Receive	1-month USD-LIBOR	Monthly	3.099	Monthly	10/18/28	USD1,600,000	(349,946)	(349,946)
Receive	1-month USD-LIBOR	Monthly	2.390	Monthly	12/11/32	USD1,270,000	(278,561)	(278,561)
Receive	1-month USD-LIBOR	Monthly	3.148	Monthly	10/18/33	USD530,000	(175,391)	(175,391)
Receive	1-month USD-LIBOR	Monthly	2.940	Monthly	08/03/48	USD500,000	(290,762)	(290,762)
							$(3,409,583)	$(3,424,551)

At April 30, 2020, the following over-the-counter-total return swaps were outstanding for Voya Global Bond Fund:
Pay/Receive Total Return(1)	Reference Entity	Reference Entity Payment Frequency	Fixed/ Floating Rate	Floating Rate Payment Frequency	Counterparty	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	Japanese Government Bonds 30-Year	At Termination Date	-0.058%	At Termination Date	BNP Paribas Bank	05/13/20	JPY350,000,000	$(34,471)	$—	$(34,471)
Receive	Japanese Government Bonds 20-Year	At Termination Date	-0.060%	At Termination Date	BNP Paribas Bank	05/20/20	JPY462,000,000	(71,852)	—	(71,852)
Receive	Japanese Government Bonds 5-Year	At Termination Date	-0.103%	At Termination Date	BNP Paribas Bank	06/11/20	JPY2,350,000,000	(120,015)	—	(120,015)
Receive	Japanese Government Bonds 20-Year	At Termination Date	-0.150%	At Termination Date	Citibank N.A.	06/30/20	JPY430,000,000	48,486	—	48,486
								$(177,852)	$—	$(177,852)
At April 30, 2020, the following over-the-counter purchased foreign currency options were outstanding for Voya Global Bond Fund:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Cost	Fair Value
Call EUR vs. Put NOK	Bank of America N.A.	05/11/20	10 .500	EUR 2,284,000	$6,858	$162,448
Call USD vs. Put AUD	Morgan Stanley Capital Services LLC	05/11/20	0 .650	USD 2,429,700	9,304	17,453
Call USD vs. Put AUD	BNP Paribas	06/17/20	0 .625	USD 3,587,000	25,109	25,109
Put EUR vs. Call NOK	Bank of America N.A.	05/11/20	9 .900	EUR 2,284,000	8,118	5
Put USD vs. Call AUD	Morgan Stanley Capital Services LLC	05/11/20	0 .690	USD 2,579,220	9,816	198
					$59,205	$205,213
At April 30, 2020, the following OTC written foreign currency options were outstanding for Voya Global Bond Fund:
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2020 (Unaudited) (continued)

Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Premiums Received	Fair Value
Call EUR vs. Put NOK	Bank of America N.A.	05/11/20	10 .300	EUR 2,284,000	$15,949	$(206,987)
Call USD vs. Put AUD	Morgan Stanley Capital Services LLC	05/11/20	0 .665	USD 2,485,770	21,740	(53,263)
					$37,689	$(260,250)

(1)
The Fund will pay or receive the total return of the reference entity depending on whether the return is positive or negative. Where the Fund has elected to receive the total return of the reference entity if positive, it will be responsible for paying the floating rate and the total return of the reference entity, if negative. If the Fund has elected to pay the total return of the reference entity if positive, it will receive the floating rate and the total return of the reference entity, if negative.

Currency Abbreviations
AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CHF – Swiss Franc
CLP – Chilean Peso
COP – Colombian Peso
CNY – Chinese Yuan
CZK – Czech Koruna
DKK – Danish Krone
EGP – Egyptian Pound
EUR – EU Euro
GBP – British Pound
HKD – Hong Kong Sar Dollar
HUF – Hungarian Forint
IDR – Indonesian Rupiah
ILS – Israeli New Shekel
JPY – Japanese Yen
KRW – South Korean Won
KZT – Kazakhstan Tenge
MXN – Mexican Peso
MYR – Malaysian Ringgit
NOK – Norwegian Krone
NZD – New Zealand Dollar
PEN – Peruvian Nuevo Sol
PHP – Philippine Peso
PKR – Pakistan Rupee
PLN – Polish Zloty
RON – Romanian New Leu
RUB – Russian Ruble
SEK – Swedish Krona
SGD – Singapore Dollar
THB – Thai Baht
TRY – Turkish Lira
USD – United States Dollar
UAH – Ukranian Hryvnia
UYU – Uruguay Peso Uruguayo
ZAR – South African Rand
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2020 (Unaudited) (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$205,213
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	8,242,235
Interest rate contracts	Net Assets — Unrealized appreciation**	330,286
Interest rate contracts	Net Assets — Unrealized appreciation***	2,332,929
Interest rate contracts	Unrealized appreciation on OTC swap agreements	48,486
Total Asset Derivatives		$11,159,149
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$3,015,697
Interest rate contracts	Unrealized depreciation on OTC swap agreements	226,338
Interest rate contracts	Net Assets — Unrealized depreciation**	728,728
Interest rate contracts	Net Assets — Unrealized depreciation***	5,757,479
Foreign exchange contracts	Written options, at fair value	260,250
Total Liability Derivatives		$9,988,492

*
Includes purchased options.

**
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

***
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table within the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$2,005,286	$—	$2,005,286
Equity contracts	—	—	(24,730)	—	—	(24,730)
Foreign exchange contracts	(17,029)	(6,092,487)	—	(82,483)	93,226	(6,098,773)
Interest rate contracts	256,604	—	(2,884,551)	(968,879)	1,634,120	(1,962,706)
Total	$239,575	$(6,092,487)	$(2,909,281)	$953,924	$1,727,346	$(6,080,923)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(265,744)	$—	$(265,744)
Equity contracts	—	—	—	—	—	—
Foreign exchange contracts	182,109	5,141,692	—	24,947	(294,709)	5,054,039
Interest rate contracts	(3,240)	—	254,025	(3,492,151)	(123,298)	(3,364,664)
Total	$178,869	$5,141,692	$254,025	$(3,732,948)	$(418,007)	$1,423,631

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2020:
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of April 30, 2020 (Unaudited) (continued)

	Bank of America N.A	Barclays Bank PLC	BNP Paribas	Brown Brothers Harriman & Co.	Citibank N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HBSC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Standard Chartered Bank	State Street Bank and Trust Co.	Totals
Assets:
Purchased options	$162,453	$—	$25,109	$—	$—	$—	$—	$—	$—	$—	$17,651	$—	$—	$205,213
Forward foreign currency contracts	—	1,102,869	1,662,061	461,017	586,088	1,383	78,132	—	14,464	2,531,924	257,818		1,546,479	8,242,235
Total return swaps	—	—	—	—	48,486	—	—	—	—	—	—	—	—	48,486
Total Assets	$162,453	$1,102,869	$1,687,170	$461,017	$634,574	$1,383	$78,132	$—	$14,464	$2,531,924	$275,469	$—	$1,546,479	$8,495,934
Liabilities:
Forward foreign currency contracts	$—	$486,300	$257,923	$276,384	$110,946	$—	$10,814	$5,705	$—	$470,198	$538,483	$64,516	$794,428	$3,015,697
Total return swaps	—	—	226,338	—	—	—	—	—	—	—	—	—	—	226,338
Written options	206,987	—	—	—	—	—	—	—	—	—	53,263	—	—	260,250
Total Liabilities	$206,987	$486,300	$484,261	$276,384	$110,946	$—	$10,814	$5,705	$—	$470,198	$591,746	$64,516	$794,428	$3,502,285
Net OTC derivative instruments by counterparty, at fair value	$(44,534)	$616,569	$1,202,909	$184,633	$523,628	$1,383	$67,318	$(5,705)	$14,464	$2,061,726	$(316,277)	$(64,516)	$752,051	$4,993,649
Total cash collateral pledged by the Fund/(Received from counterparty)	$40,000	$(616,569)	$(1,080,000)	$—	$(523,628)	$—	$—	$—	$—	$(1,220,000)	$316,277	$—	$—	$(3,083,920)
Total non-cash collateral pledged by the Fund/(Received from counterparty)	—	—	—	—	—	—	—	—	—	—	—	—	(752,051)	(752,051)
Net Exposure(1)(2)(3)	$(4,534)	$—	$122,909	$184,633	$—	$1,383	$67,318	$(5,705)	$14,464	$841,726	$—	$(64,516)	$—	$1,157,678

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At April 30, 2020, the Fund had pledged $360,000 in cash collateral to Morgan Stanley Capital Services LLC. In addition, the Fund had received $670,000 and $780,000 in cash collateral from Barclays Bank PLC and Citibank N.A., respectively. Excess cash collateral is not shown for financial reporting purposes.

(3)
At April 30, 2020, the Fund had received U.S. Treasury Notes with the original par of  $764,000 in non-cash collateral from State Street Bank and Trust Co.

At April 30, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $260,123,620.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$20,769,865
Gross Unrealized Depreciation	(23,849,103)
Net Unrealized Depreciation	$(3,079,238)
See Accompanying Notes to Financial Statements

Voya Global High Dividend Low	SUMMARY PORTFOLIO OF INVESTMENTS
Volatility Fund	as of April 30, 2020 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.4%
	Australia: 2.9%
27,942	Rio Tinto Ltd.	$1,574,840	0.8
582,777	Other Securities	4,467,809	2.1
		6,042,649	2.9
	Belgium: 0.6%
16,789	Other Securities	1,300,981	0.6

	Canada: 4.1%
15,788	Waste Connections, Inc.	1,356,347	0.7
227,597	Other Securities	7,148,959	3.4
		8,505,306	4.1
	China: 0.3%
12,328,500 (1)(2)	Other Securities	701,297	0.3

	Denmark: 1.6%
33,150	Novo Nordisk A/S	2,114,639	1.0
8,318	Other Securities	1,124,985	0.6
		3,239,624	1.6
	Finland: 0.8%
39,280 (1)	Other Securities	1,569,099	0.8

	France: 1.3%
154,835 (1)	Other Securities	2,728,243	1.3

	Germany: 0.9%
191,549 (1)	Other Securities	1,958,906	0.9

	Hong Kong: 1.6%
628,200	Other Securities	3,296,225	1.6

	Ireland: 1.1%
23,633	Medtronic PLC	2,307,290	1.1

	Israel: 0.3%
97,966	Other Securities	527,851	0.3

	Italy: 0.7%
291,180	Other Securities	1,390,138	0.7

	Japan: 8.3%
28,700	Fuji Film Holdings Corp.	1,367,055	0.6
643,773	Other Securities	15,932,103	7.7
		17,299,158	8.3
	Netherlands: 1.8%
66,352 (3)	ABN AMRO Bank NV	508,985	0.3
29,822	Unilever NV	1,485,121	0.7
234,131	Other Securities	1,699,772	0.8
		3,693,878	1.8

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	New Zealand: 0.1%
94,959	Other Securities	$256,990	0.1

	Norway: 0.2%
45,242	Other Securities	408,666	0.2

	Singapore: 0.6%
885,300	Other Securities	1,317,417	0.6

	Spain: 1.5%
4,084 (3)(4)	Aena SME SA	516,977	0.2
145,837 (1)	Other Securities	2,609,657	1.3
		3,126,634	1.5
	Sweden: 0.3%
32,463	Other Securities	540,887	0.3

	Switzerland: 3.2%
19,867	Nestle SA	2,104,115	1.0
7,978	Roche Holding AG	2,762,760	1.4
4,665	Zurich Insurance Group AG	1,479,059	0.7
6,502	Other Securities	270,047	0.1
		6,615,981	3.2
	United Kingdom: 3.6%
88,644 (3)	Auto Trader Group PLC	510,277	0.2
86,522	GlaxoSmithKline PLC	1,805,064	0.9
1,314,619	Other Securities	5,158,365	2.5
		7,473,706	3.6
	United States: 61.6%
26,007	AbbVie, Inc.	2,137,775	1.0
7,913	Air Products & Chemicals, Inc.	1,785,015	0.9
36,811	Altria Group, Inc.	1,444,832	0.7
26,111	Amdocs Ltd.	1,682,593	0.8
9,633	Amgen, Inc.	2,304,406	1.1
70,644	AT&T, Inc.	2,152,523	1.0
18,275	Booz Allen Hamilton Holding Corp.	1,342,116	0.7
35,196	Bristol-Myers Squibb Co.	2,140,269	1.0
18,883	Chevron Corp.	1,737,236	0.8
50,247	Cisco Systems, Inc.	2,129,468	1.0
10,597	Citrix Systems, Inc.	1,536,671	0.7
27,636	General Mills, Inc.	1,655,120	0.8
10,167	Hershey Co.	1,346,416	0.7
11,709	Honeywell International, Inc.	1,661,507	0.8
38,910	Intel Corp.	2,333,822	1.1
14,380	International Business Machines Corp.	1,805,553	0.9

See Accompanying Notes to Financial Statements

Voya Global High Dividend Low	SUMMARY PORTFOLIO OF INVESTMENTS
Volatility Fund	as of April 30, 2020 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
7,567	Intuit, Inc.	$2,041,652	1.0
8,368	Jack Henry & Associates, Inc.	1,368,586	0.7
24,213	Johnson & Johnson	3,632,919	1.8
16,698	JPMorgan Chase & Co.	1,599,000	0.8
9,390	Kimberly-Clark Corp.	1,300,327	0.6
15,625	Leidos Holdings, Inc.	1,543,906	0.7
22,696	Maxim Integrated Products	1,247,826	0.6
22,166	MAXIMUS, Inc.	1,492,215	0.7
7,836	McDonald’s Corp.	1,469,720	0.7
31,655	Merck & Co., Inc.	2,511,508	1.2
47,330	Microsoft Corp.	8,482,009	4.1
38,817	Oracle Corp.	2,056,137	1.0
17,295	PepsiCo, Inc.	2,287,956	1.1
71,656	Pfizer, Inc.	2,748,724	1.3
21,069	Philip Morris International, Inc.	1,571,747	0.8
20,959	Procter & Gamble Co.	2,470,437	1.2
14,313	Quest Diagnostics, Inc.	1,576,004	0.8
19,364	Republic Services, Inc.	1,516,976	0.7
15,386	Texas Instruments, Inc.	1,785,853	0.9
101,141	Valvoline, Inc.	1,738,614	0.8
14,550	Waste Management, Inc.	1,455,291	0.7
11,694	Zoetis, Inc.	1,512,151	0.7
1,317,474	Other Securities	51,190,790	24.7
		127,795,670	61.6
	Total Common Stock
	(Cost $213,836,133)	202,096,596	97.4

EXCHANGE-TRADED FUNDS: 2.3%
27,083	iShares MSCI EAFE ETF	1,532,085	0.7
11,020	SPDR S&P 500 ETF Trust	3,201,090	1.6
	Total Exchange-Traded Funds
	(Cost $3,960,471)	4,733,175	2.3
	Total Long-Term Investments
	(Cost $217,796,604)	206,829,771	99.7

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.2%
	Mutual Funds: 0.2%
414,000 (5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.210%
	(Cost $414,000)	$414,000	0.2
	Total Short-Term Investments
	(Cost $414,000)	414,000	0.2
	Total Investments in Securities (Cost $218,210,604)	$207,243,771	99.9
	Assets in Excess of Other Liabilities	190,874	0.1
	Net Assets	$207,434,645	100 .0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
The grouping contains non-income producing securities.

(2)
The grouping contains Level 3 securities.

(3)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(4)
Non-income producing security.

(5)
Rate shown is the 7-day yield as of April 30, 2020.

Sector Diversification	Percentage of Net Assets
Information Technology	23.6%
Health Care	16.1
Consumer Staples	10.9
Financials	10.8
Industrials	9.9
Communication Services	6.4
Utilities	5.3
Consumer Discretionary	5.3
Materials	4.5
Real Estate	2.6
Exchange-Traded Funds	2.3
Energy	2.0
Short-Term Investments	0.2
Assets in Excess of Other Liabilities	0.1
Net Assets	100.0%

See Accompanying Notes to Financial Statements

Voya Global High Dividend Low	SUMMARY PORTFOLIO OF INVESTMENTS
Volatility Fund	as of April 30, 2020 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2020
Asset Table
Investments, at fair value
Common Stock
Australia	$672,020	$5,370,629	$—	$6,042,649
Belgium	—	1,300,981	—	1,300,981
Canada	8,505,306	—	—	8,505,306
China	—	701,297	—	701,297
Denmark	—	3,239,624	—	3,239,624
Finland	—	1,569,099	—	1,569,099
France	—	2,728,243	—	2,728,243
Germany	—	1,958,906	—	1,958,906
Hong Kong	—	3,296,225	—	3,296,225
Ireland	2,307,290	—	—	2,307,290
Israel	—	527,851	—	527,851
Italy	—	1,390,138	—	1,390,138
Japan	—	17,299,158	—	17,299,158
Netherlands	508,985	3,184,893	—	3,693,878
New Zealand	—	256,990	—	256,990
Norway	—	408,666	—	408,666
Singapore	—	1,317,417	—	1,317,417
Spain	—	3,126,634	—	3,126,634
Sweden	—	540,887	—	540,887
Switzerland	—	6,615,981	—	6,615,981
United Kingdom	—	7,473,706	—	7,473,706
United States	127,795,670	—	—	127,795,670
Total Common Stock	139,789,271	62,307,325	—	202,096,596
Exchange-Traded Funds	4,733,175	—	—	4,733,175
Short-Term Investments	414,000	—	—	414,000
Total Investments, at fair value	$144,936,446	$62,307,325	$—	$207,243,771

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At April 30, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $218,916,669.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$18,863,518
Gross Unrealized Depreciation	(30,516,274)
Net Unrealized Depreciation	$(11,652,756)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Perspectives® Fund	as of April 30, 2020 (Unaudited)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 10.2%
412,811	iShares Global REIT ETF	$8,404,832	10.2
	Total Exchange-Traded Funds
	(Cost $8,636,917)	8,404,832	10.2
MUTUAL FUNDS: 89.8%
	Affiliated Investment Companies: 89.8%
441,605	Voya Corporate Leaders 100 Fund - Class R6	8,235,931	10.0
896,976	Voya Global Bond Fund - Class R6	8,270,117	10.0
948,602	Voya GNMA Income Fund - Class I	8,195,920	9.9
1,138,357	Voya High Yield Bond Fund - Class R6	8,253,085	10.0
791,856	Voya Intermediate Bond Fund - Class R6	8,211,547	9.9
359,367 (1)	Voya MidCap Opportunities Fund - Class R6	8,157,621	9.9
796,739	Voya Multi-Manager Emerging Markets Equity Fund - Class I	8,333,887	10.1
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
1,042,137	Voya Multi-Manager International Factors Fund - Class I	$8,264,143	10.0
716,075	Voya Small Company Fund - Class R6	8,313,631	10.0
	Total Mutual Funds
	(Cost $74,066,153)	74,235,882	89.8
	Total Investments in Securities (Cost $82,703,070)	$82,640,714	100.0
	Assets in Excess of Other Liabilities	21,081	0.0
	Net Assets	$82,661,795	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2020
Asset Table
Investments, at fair value
Exchange-Traded Funds	$8,404,832	$—	$—	$8,404,832
Mutual Funds	74,235,882	—	—	74,235,882
Total Investments, at fair value	$82,640,714	$—	$—	$82,640,714

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the period ended April 30, 2020, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 10/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 4/30/20	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Corporate Leaders® 100 Fund - Class R6	$6,732,551	$13,407,232	$(11,634,162)	$(269,690)	$8,235,931	$142,268	$88,297	$508,133
Voya Global Bond Fund - Class R6	6,440,498	9,304,638	(7,042,344)	(432,675)	8,270,117	$238,953	(447,553)	—
Voya GNMA Income Fund - Class I	6,412,264	9,418,282	(7,675,819)	41,193	8,195,920	$152,007	166,912	—
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Perspectives® Fund	as of April 30, 2020 (Unaudited) (continued)

Issuer	Beginning Fair Value at 10/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 4/30/20	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya High Yield Bond Fund - Class R6	6,409,441	9,316,362	(6,636,757)	(835,961)	8,253,085	$289,814	(771,440)	—
Voya Intermediate Bond Fund - Class R6	6,413,580	9,267,987	(7,198,956)	(271,064)	8,211,547	$184,371	61,957	5,272
Voya MidCap Opportunities Fund - Class R6	6,398,461	5,676,438	(4,451,051)	533,773	8,157,621	$—	(70,542)	392,437
Voya Multi-Manager Emerging Markets Equity Fund - Class I	6,515,289	5,874,233	(3,724,580)	(331,055)	8,333,887	$115,688	407,001	35,761
Voya Multi-Manager International Factors Fund - Class I	6,537,421	5,794,708	(3,816,595)	(251,391)	8,264,143	$213,440	(53,232)	—
Voya Small Company Fund - Class R6	6,454,816	12,843,821	(11,833,690)	848,684	8,313,631	$15,449	(486,027)	—
	$58,314,321	$80,903,701	$(64,013,954)	$(968,186)	$74,235,882	$1,351,990	$(1,104,627)	$941,603

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At April 30, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $83,485,217.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$1,689,847
Gross Unrealized Depreciation	(2,534,350)
Net Unrealized Depreciation	$(844,503)
See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of April 30, 2020 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.1%
	Argentina: 0.3%
3,235 (1)	Other Securities	$374,192	0.3

	Australia: 6.8%
497,806	Beach Energy Ltd.	485,235	0.4
96,121	BlueScope Steel Ltd.	627,367	0.5
148,707	IGO Ltd.	451,128	0.4
53,751	Mineral Resources Ltd.	579,319	0.5
41,390	Pro Medicus Ltd.	696,650	0.6
199,067 (2)	Saracen Mineral Holdings Ltd.	545,959	0.5
3,787,337 (1)(3)	Other Securities	4,705,811	3.9
		8,091,469	6.8
	Austria: 0.1%
5,344 (1)	Other Securities	82,647	0.1

	Azerbaijan: 0.0%
14,821	Other Securities	23,751	0.0

	Belgium: 0.6%
16,288	Warehouses De Pauw CVA	446,840	0.4
23,143 (1)	Other Securities	318,902	0.2
		765,742	0.6
	Canada: 6.8%
112,112	B2Gold Corp.	567,023	0.5
4,964	Cogeco Communications, Inc.	367,000	0.3
2,025	Cogeco, Inc.	124,836	0.1
20,700	iA Financial Corp., Inc.	672,031	0.5
43,933	Stantec, Inc.	1,294,997	1.1
958,109 (1)	Other Securities	5,117,887	4.3
		8,143,774	6.8
	China: 3.5%
1,354,300	Zhejiang Yankon Group Co. Ltd. - A Shares	684,375	0.6
6,870,345 (1)	Other Securities	3,466,641	2.9
		4,151,016	3.5
	Denmark: 1.2%
10,626	GN Store Nord A/S	484,932	0.4
71,527 (1)	Other Securities	993,307	0.8
		1,478,239	1.2
	Faeroe Islands: 0.1%
1,419 (1)	Other Securities	70,011	0.1

	Finland: 1.2%
173,155 (1)	Other Securities	1,480,011	1.2

	France: 6.2%
6,098	Eiffage SA	498,342	0.4
6,305 (2)(4)	La Francaise des Jeux SAEM	180,369	0.1
4,267 (2)	Teleperformance	955,851	0.8
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	France (continued)
12,128 (2)	UbiSoft Entertainment	$902,107	0.8
4,451 (2)(4)	Worldline SA/France	301,464	0.3
319,145 (1)(3)	Other Securities	4,546,368	3.8
		7,384,501	6.2
	Germany: 4.8%
38,156 (2)	Alstria Office REIT-AG	571,949	0.5
5,646	Amadeus Fire AG	581,421	0.5
4,281	Cewe Stiftung & Co. KGAA	445,560	0.3
26,375 (4)	Deutsche Pfandbriefbank AG	193,860	0.1
20,832	TAG Immobilien AG	456,300	0.4
133,978 (1)	Other Securities	3,563,885	3.0
		5,812,975	4.8
	Greece: 0.1%
12,957	Other Securities	86,030	0.1

	Hong Kong: 2.5%
361,851	Road King Infrastructure	559,283	0.5
10,977,299 (1)(3)(5)	Other Securities	2,462,603	2.0
		3,021,886	2.5
	India: 0.0%
82,022 (1)(5)	Other Securities	45,919	0.0

	Indonesia: 0.0%
62,425	Other Securities	6,715	0.0

	Ireland: 0.5%
85,191 (1)(3)	Other Securities	603,772	0.5

	Israel: 2.2%
25,716	Mizrahi Tefahot Bank Ltd.	526,692	0.5
146,478 (1)(3)	Other Securities	2,081,751	1.7
		2,608,443	2.2
	Italy: 3.3%
31,121	Azimut Holding S.p.A.	530,357	0.4
19,802 (2)	Banca Generali SpA	492,290	0.4
2,530	DiaSorin SpA	431,422	0.4
29,281 (4)	Infrastrutture Wireless Italiane SpA	309,910	0.3
401,849 (1)	Other Securities	2,190,908	1.8
		3,954,887	3.3
	Japan: 21.6%
13,300	Advantest Corp.	645,335	0.5
18,000	Capcom Co., Ltd.	551,744	0.5
28,182	DTS Corp.	540,133	0.5
27,200	Infocom Corp.	651,308	0.5
14,500	Lasertec Corp.	958,980	0.8
35,200	TIS, Inc.	671,242	0.6
22,276	Yuasa Trading Co., Ltd.	599,452	0.5
2,056,970 (1)	Other Securities	21,234,933	17.7

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of April 30, 2020 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
		$25,853,127	21.6
	Liechtenstein: 0.0%
415	Other Securities	54,874	0.0

	Luxembourg: 0.0%
220	Other Securities	17,567	0.0

	Malaysia: 0.2%
1,175,484 (1)	Other Securities	227,801	0.2

	Malta: 0.2%
52,289	Other Securities	247,604	0.2

	Mexico: 0.1%
147,335	Other Securities	77,381	0.1

	Netherlands: 3.6%
5,626	ASM International NV	619,302	0.5
40,027 (2)	ASR Nederland NV	1,076,856	0.9
6,174 (4)	Euronext NV	518,334	0.4
7,150 (4)	Flow Traders	238,522	0.2
14,341 (4)	Intertrust NV	225,991	0.2
1,785 (2)(4)	Just Eat Takeaway.com NV	183,483	0.2
293,048 (2)	Pharming Group NV	432,252	0.4
9,608 (4)	Signify NV	195,585	0.2
526,689 (1)(3)(5)	Other Securities	771,020	0.6
		4,261,345	3.6
	New Zealand: 0.3%
223,269	Other Securities	404,582	0.3

	Norway: 0.8%
7,502	Sparebank 1 Nord Norge	44,916	0.1
54,821	SpareBank 1 SMN	398,316	0.3
73,573 (1)	Other Securities	465,416	0.4
		908,648	0.8
	Philippines: 0.0%
119,970	Other Securities	24,806	0.0

	Poland: 0.1%
11,399 (1)	Other Securities	111,110	0.1

	Portugal: 0.1%
34,922 (1)	Other Securities	143,996	0.1

	Singapore: 1.2%
775,000	IGG, Inc.	492,749	0.4
2,469,762 (1)	Other Securities	964,408	0.8
		1,457,157	1.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	South Africa: 0.2%
632,598 (1)	Other Securities	$191,644	0.2

	South Korea: 3.7%
9,581	Seegene, Inc.	721,620	0.6
250,612 (1)	Other Securities	3,710,116	3.1
		4,431,736	3.7
	Spain: 1.8%
101,419	Faes Farma SA	443,456	0.4
148,308 (1)	Other Securities	1,713,938	1.4
		2,157,394	1.8
	Sweden: 4.0%
10,320 (2)(4)	Evolution Gaming Group AB	472,621	0.4
59,771	Getinge AB	1,145,649	0.9
579,813 (1)	Other Securities	3,214,110	2.7
		4,832,380	4.0
	Switzerland: 7.4%
5,183	Cembra Money Bank AG	492,737	0.4
5,046 (4)	Galenica AG	361,346	0.3
16,409	Logitech International SA	790,311	0.7
3,757	Sonova Holding AG – Reg	678,566	0.6
4,827	Swiss Life Holding AG	1,711,767	1.4
3,354	Tecan Group AG	1,079,794	0.9
7,774 (2)(4)	Wizz Air Holdings Plc	280,956	0.2
75,377 (1)(3)	Other Securities	3,412,966	2.9
		8,808,443	7.4
	Taiwan: 1.3%
1,321,316 (1)	Other Securities	1,590,127	1.3

	Thailand: 0.4%
616,486	Other Securities	436,916	0.4

	Turkey: 0.0%
23,374	Other Securities	26,167	0.0

	United Kingdom: 10.4%
52,600 (4)	Auto Trader Group PLC	302,791	0.3
43,044 (4)	Avast PLC	247,931	0.2
31,368	Computacenter PLC	573,279	0.5
14,371	Hikma Pharmaceuticals PLC	428,024	0.4
52,710	Safestore Holdings PLC	476,813	0.4
54,365	Softcat PLC	771,960	0.6
2,523,817 (1)	Other Securities	9,609,229	8.0
		12,410,027	10.4
	United States: 0.5%
50,959 (1)(3)	Other Securities	628,840	0.5

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of April 30, 2020 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
	Total Common Stock
	(Cost $122,990,630)	$117,489,652	98.1
PREFERRED STOCK: 0.7%
	Brazil: 0.1%
82,700	Other Securities	44,256	0.1

	Denmark: 0.0%
188	Other Securities	9,671	0.0
	Germany: 0.6%
7,874 (2)	Draegerwerk AG & Co. KGaA	658,943	0.5
2,679 (1)	Other Securities	96,909	0.1
		755,852	0.6
	South Africa: 0.0%
776	Other Securities	22,649	0.0

	Sweden: 0.0%
571	Other Securities	18,253	0.0
	Total Preferred Stock
	(Cost $712,494)	850,681	0.7
	Total Long-Term Investments
	(Cost $123,703,124)	118,340,333	98.8
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.2%
	Repurchase Agreements: 0.9%
77,524 (6)	BNP Paribas S.A., Repurchase Agreement dated 04/30/20, 0.03%, due 05/01/20 (Repurchase Amount $77,524, collateralized by various U.S. Government Securities, 0.000%-1.875%, Market Value plus accrued interest $79,074, due 05/31/20-09/09/49)	77,524	0.1
1,000,000 (6)	Citigroup, Inc., Repurchase Agreement dated 04/30/20, 0.04%, due 05/01/20 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.500%-6.500%, Market Value plus accrued interest $1,020,000, due 05/31/20-02/01/57)	1,000,000	0.8
Principal Amount†	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.2%
	Repurchase Agreements (continued)
Total Repurchase Agreements
(Cost $1,077,524)	$1,077,524	0.9
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.3%
336,350 (7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.210%
	(Cost $336,350)	336,350	0.3
	Total Short-Term Investments
	(Cost $1,413,874)	1,413,874	1.2
	Total Investments in Securities (Cost $125,116,998)	$119,754,207	100.0
	Assets in Excess of Other Liabilities	41,109	0.0
	Net Assets	$119,795,316	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains non-income producing securities.

(2)
Non-income producing security.

(3)
The grouping contains securities on loan.

(4)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(5)
The grouping contains Level 3 securities.

(6)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(7)
Rate shown is the 7-day yield as of April 30, 2020.

Sector Diversification	Percentage of Net Assets
Industrials	17.6%
Information Technology	16.9
Health Care	14.2
Financials	11.9
Materials	8.9
Consumer Discretionary	8.8

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of April 30, 2020 (Unaudited) (continued)

Sector Diversification	Percentage of Net Assets
Real Estate	8.6
Communication Services	5.3
Consumer Staples	3.3
Utilities	1.7
Energy	1.6
Sector Diversification	Percentage of Net Assets
Short-Term Investments	1.2
Assets in Excess of Other Liabilities	—
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2020
Asset Table
Investments, at fair value
Common Stock
Argentina	$374,192	$—	$—	$374,192
Australia	23,617	8,067,852	—	8,091,469
Austria	—	82,647	—	82,647
Azerbaijan	—	23,751	—	23,751
Belgium	—	765,742	—	765,742
Canada	8,143,774	—	—	8,143,774
China	676,516	3,474,500	—	4,151,016
Denmark	1,808	1,476,431	—	1,478,239
Faeroe Islands	—	70,011	—	70,011
Finland	86,434	1,393,577	—	1,480,011
France	389,918	6,994,583	—	7,384,501
Germany	31,199	5,781,776	—	5,812,975
Greece	—	86,030	—	86,030
Hong Kong	66,922	2,940,750	14,214	3,021,886
India	—	45,919	—	45,919
Indonesia	6,715	—	—	6,715
Ireland	131,750	472,022	—	603,772
Israel	1,122,653	1,485,790	—	2,608,443
Italy	93,036	3,861,851	—	3,954,887
Japan	—	25,853,127	—	25,853,127
Liechtenstein	—	54,874	—	54,874
Luxembourg	—	17,567	—	17,567
Malaysia	—	227,801	—	227,801
Malta	—	247,604	—	247,604
Mexico	77,381	—	—	77,381
Netherlands	2,354,401	1,906,944	—	4,261,345
New Zealand	22,117	382,465	—	404,582
Norway	—	908,648	—	908,648
Philippines	—	24,806	—	24,806
Poland	—	111,110	—	111,110
Portugal	56,554	87,442	—	143,996
Singapore	—	1,457,157	—	1,457,157
South Africa	116,828	74,816	—	191,644
South Korea	—	4,431,736	—	4,431,736
Spain	207,919	1,949,475	—	2,157,394
Sweden	31,913	4,800,467	—	4,832,380
See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of April 30, 2020 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2020
Switzerland	855,054	7,953,389	—	8,808,443
Taiwan	—	1,590,127	—	1,590,127
Thailand	127	436,789	—	436,916
Turkey	26,167	—	—	26,167
United Kingdom	1,420,319	10,989,708	—	12,410,027
United States	628,840	—	—	628,840
Total Common Stock	16,946,154	100,529,284	14,214	117,489,652
Preferred Stock	66,905	783,776	—	850,681
Short-Term Investments	336,350	1,077,524	—	1,413,874
Total Investments, at fair value	$17,349,409	$102,390,584	$14,214	$119,754,207
Other Financial Instruments+
Forward Foreign Currency Contracts	—	821	—	821
Total Assets	$17,349,409	$102,391,405	$14,214	$119,755,028
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(672)	$—	$(672)
Total Liabilities	$—	$(672)	$—	$(672)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At April 30, 2020, the following forward foreign currency contracts were outstanding for Voya Multi-Manager International Small Cap Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR 97,799	USD 106,359	Bank of America N.A.	05/04/20	$814
USD 9,812	HKD 76,064	Bank of America N.A.	05/04/20	1
USD 38,711	NOK 399,678	Bank of America N.A.	05/04/20	(301)
HKD 109,010	USD 14,069	Bank of America N.A.	05/05/20	(8)
ZAR 43,260	ILS 8,116	The Bank of New York Mellon	05/04/20	6
ZAR 249,643	NOK 141,699	The Bank of New York Mellon	05/05/20	(363)
				$149
Currency Abbreviations
EUR	−	EU Euro
HKD	−	Hong Kong Sar Dollar
ILS	−	Israeli New Shekel
USD	−	United States Dollar
ZAR	−	South African Rand
See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of April 30, 2020 (Unaudited) (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$821
Total Asset Derivatives		$821
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$672
Total Liability Derivatives		$672
The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(6,832)
Total	$(6,832)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$177
Total	$177
The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2020:
	Bank of America N.A.	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$815	$6	$821
Total Assets	$815	$6	$821
Liabilities:
Forward foreign currency contracts	$309	$363	$672
Total Liabilities	$309	$363	$672
Net OTC derivative instruments by counterparty, at fair value	$506	$(357)	$149
Total cash collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$506	$(357)	$149

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At April 30, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $126,801,286.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$14,547,362
Gross Unrealized Depreciation	(21,402,956)
Net Unrealized Depreciation	$(6,855,594)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Russia Fund	as of April 30, 2020 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 93.4%
	Communication Services: 16.6%
120,000 (1)	Mail.ru Group Ltd. GDR	$2,162,074	3.4
470,000	Mobile TeleSystems PJSC ADR	4,027,900	6.4
114,000 (1)	Yandex NV	4,306,920	6.8
		10,496,894	16.6

	Consumer Staples: 6.3%
136,000	X5 Retail Group N.V. – FIVEL GDR	4,013,796	6.3

	Energy: 17.3%
350,000	Gazprom Neft JSC	1,568,271	2.5
1,160,000	Gazprom PJSC	2,949,281	4.7
46,600	Lukoil PJSC ADR	3,008,962	4.8
13,300	Novatek PJSC GDR	1,865,085	2.9
80,000	Novatek PJSC	1,112,716	1.7
60,000	Tatneft PJSC	441,695	0.7
		10,946,010	17.3

	Financials: 10.1%
250,000	Halyk Savings Bank of Kazakhstan JSC GDR	2,250,503	3.5
1,050,000	Sberbank of Russia PJSC	2,766,997	4.4
130,000	Sberbank PAO ADR	1,366,300	2.2
		6,383,800	10.1

	Industrials: 1.5%
165,000	Globaltrans Investment PLC GDR	934,142	1.5

	Information Technology: 10.1%
19,250 (1)	EPAM Systems, Inc.	4,252,132	6.7
175,000	QIWI plc ADR	2,138,500	3.4
		6,390,632	10.1

	Materials: 24.9%
550,000 (1)	Kinross Gold Corp.	3,631,237	5.7
22,000	MMC Norilsk Nickel OJSC	5,977,071	9.5
36,500	MMC Norilsk Nickel PJSC ADR	997,910	1.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials (continued)
75,000	PhosAgro OJSC GDR	$904,049	1.4
33,000	PhosAgro PJSC	1,199,131	1.9
148,000	Polymetal International PLC	3,030,862	4.8
		15,740,260	24.9

	Utilities: 6.6%
44,000,000	Inter RAO UES PJSC	2,947,601	4.6
33,500,000	OGK-4 OJSC	1,265,659	2.0
		4,213,260	6.6
	Total Common Stock
	(Cost $51,264,224)	59,118,794	93.4
PREFERRED STOCK: 4.2%
	Energy: 4.2%
380,000	Tatneft PJSC	2,608,914	4.2
	Total Preferred Stock
	(Cost $1,063,922)	2,608,914	4.2
	Total Long-Term Investments
	(Cost $52,328,146)	61,727,708	97.6
SHORT-TERM INVESTMENTS: 2.9%
	Mutual Funds: 2.9%
1,846,699 (2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.210%
	(Cost $1,846,699)	1,846,699	2.9
	Total Short-Term Investments
	(Cost $1,846,699)	1,846,699	2.9
	Total Investments in Securities (Cost $54,174,845)	$63,574,407	100.5
	Liabilities in Excess of Other Assets	(286,638)	(0.5)
	Net Assets	$63,287,769	100.0

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

(1)
Non-income producing security.

(2)
Rate shown is the 7-day yield as of April 30, 2020.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Russia Fund	as of April 30, 2020 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2020
Asset Table
Investments, at fair value
Common Stock
Communication Services	$8,334,820	$2,162,074	$—	$10,496,894
Consumer Staples	—	4,013,796	—	4,013,796
Energy	3,008,962	7,937,048	—	10,946,010
Financials	1,366,300	5,017,500	—	6,383,800
Industrials	—	934,142	—	934,142
Information Technology	6,390,632	—	—	6,390,632
Materials	4,629,147	11,111,113	—	15,740,260
Utilities	1,265,659	2,947,601	—	4,213,260
Total Common Stock	24,995,520	34,123,274	—	59,118,794
Preferred Stock	—	2,608,914	—	2,608,914
Short-Term Investments	1,846,699	—	—	1,846,699
Total Investments, at fair value	$26,842,219	$36,732,188	$—	$63,574,407

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At April 30, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $54,409,347.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$12,438,801
Gross Unrealized Depreciation	(3,262,243)
Net Unrealized Appreciation	$9,176,558
See Accompanying Notes to Financial Statements

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT Management Contracts AND SUB-ADVISORY CONTRACTs
At a meeting held on November 21, 2019, the Board of Trustees (“Board”) of Voya Mutual Funds (the “Trust”), including a majority of the Independent Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of Voya Diversified Emerging Markets Debt Fund, Voya Global Bond Fund, Voya Global High Dividend Low Volatility Fund, Voya Global Perspectives® Fund, Voya Multi-Manager International Small Cap Fund, and Voya Russia Fund, each a series of the Trust (the “Funds”), and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with the sub-advisers to each Fund (the “Sub-Advisers”) for an additional one year period ending November 30, 2020. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.
To pursue the investment objective for Voya Russia Fund, the Manager may, at its discretion, allocate all or a portion of the Fund’s assets to either NNIP Advisors B.V. (“NNIP”) or Voya Investment Management Co. LLC (“Voya IM”) to manage, and may change the allocation of the Fund’s assets between the Sub-Advisers. At the time that the Board made the determination to renew the Sub-Advisory Contracts, the Manager had not allocated any assets of the Fund to Voya IM. NNIP and Voya IM would each make investment decisions for the assets allocated to it and would each be paid a sub-advisory fee rate based on the portion of the Fund’s average daily net assets.
In addition to the Board meeting on November 21, 2019, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Advisers (collectively, such persons are referred to herein as “management”) on October 9, 2019, and November 19, 2019, specifically to review and consider materials related to the proposed continuance of the Contracts that they believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC meets several times throughout the year to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”) related to the investment management and sub-advisory contract renewal process. The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Fund (“Selected Peer Group”) based on that Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process. In addition, the Independent Trustees periodically have retained, including most recently in 2018, an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the various factors in reaching his or her conclusions with respect to each Fund’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Funds, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Funds as set forth in the Management Contracts, including oversight of the Funds’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Advisers with respect to the Funds under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, each Sub-Adviser’s management team, portfolio data and attribution analysis related to each Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Advisers are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Fund are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Advisers to the Funds and the level of resources committed to the Funds (and other relevant funds in the Voya funds) by the Manager and the Sub-Advisers, and whether those resources are sufficient to provide high-quality services to the Funds.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and each Sub-Adviser under the Contracts were appropriate.
Fund Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. In addition, the Board considered the investment performance of Voya Global Bond Fund and Voya Global High Dividend Low Volatility Fund compared to an additional performance peer group that is approved by the Funds’ IRC due to the unique investment structure or strategy of each Fund. With respect to Voya Multi-Manager International Small Cap Fund, the Board also reviewed the performance of the Fund assets allocated by the Manager to each Sub-Adviser. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Fund’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Advisers as a Fund grows larger and the extent to which any such economies are shared with the Fund. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Funds do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Advisers could be shared with each Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board considered that breakpoints, if any, would inure to the benefit of the Manager.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Advisers to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Fund, the Board took into account the underlying rationale provided by the Manager or the Sub-Advisers, as applicable, for these differences. For the non-Voya-affiliated Sub-Advisers, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee schedules and that the Manager is responsible for paying the fees of the Sub-Adviser.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to each Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual and net management fee rates that are paid to each Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Funds, including whether the Manager intends to propose any changes thereto. For each Fund, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Fund, the Board considered information on revenues, costs and profits or losses realized by the Manager and, as applicable, the Voya-affiliated Sub-Adviser related to their services to the Fund. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Fund both with and without taking into account the profitability of the distributor of the Funds and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies. The Board did not request profitability data from the Sub-Advisers that are not affiliated with the Manager because the Board did not view this data as a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers may not account for their profits on an account-by-account basis and those that do typically employ different methodologies in connection with these calculations.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Funds. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Advisers and their respective affiliates from their association with the Funds, including their ability to engage in soft-dollar transactions on behalf of the Funds. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Funds and the Manager and Sub-Advisers’ potential fall-out benefits were not unreasonable.
Fund-by-Fund Analysis
Set forth below are certain of the specific factors that the Board considered at its October 9, 2019, November 19,

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

2019, and/or November 21, 2019 meetings in relation to approving each Fund’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category, as well as its primary benchmark and, in the case of Voya Global Bond Fund and Voya Global High Dividend Low Volatility Fund, a performance peer group. The performance data provided to the Board primarily was for various periods ended March 31, 2019. In addition, the Board also considered at its October 9, 2019, November 19, 2019, and November 21, 2019 meetings certain additional data regarding each Fund’s more recent performance, asset levels and asset flows. Each Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
Voya Diversified Emerging Markets Debt Fund
In considering whether to approve the renewal of the Contracts for Voya Diversified Emerging Markets Debt Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the third quintile of its Morningstar category for the five-year period, and the fourth quintile for the year-to-date, one-year and three-year periods; and (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of asset allocation on the Fund’s performance during certain periods; (2) its expectation that longer-term performance will improve; and (3) the fact that management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the third quintile of net management fee rates of the funds in its
Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the third quintile of contractual management fee rate of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Fund, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fifth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Fund, not inclusive of AFFE, is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Fund indirectly bears the fees payable by the underlying funds in which the Fund invests; and (2) management’s representation regarding the competitiveness of the Fund’s management fee and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Global Bond Fund
In considering whether to approve the renewal of the Contracts for Voya Global Bond Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the second quintile of its Morningstar category for the three-year and five-year periods, the third quintile for the ten-year period, and the fourth quintile for the year-to-date and one-year periods; and (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed. In analyzing this performance data, the Board took into account that the Fund underperformed its performance peer group average for the year-to-date, one-year and ten-year periods and outperformed for the three-year and five-year periods.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Global High Dividend Low Volatility Fund
In considering whether to approve the renewal of the Contracts for Voya Global High Dividend Low Volatility Fund (formerly, Voya Global Equity Fund), the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the third quintile of its Morningstar category for the one-year and three-year periods, and the fourth quintile for the year-to-date, five-year and ten-year periods; and (2) the Fund underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account that the Fund outperformed its performance peer group average for all periods presented, with the exception of the ten-year period, during which it underperformed.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the first quintile of net management fee rates of the funds in its
Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Global Perspectives® Fund
In considering whether to approve the renewal of the Contracts for Voya Global Perspectives® Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date, one-year and five-year periods, and the third quintile for the three-year period; and (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Fund, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is ranked in the second quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Fund, not inclusive of AFFE, is ranked in the third quintile of net expense ratios of the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that the Fund indirectly bears the fees payable by the underlying funds in which the Fund invests.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Multi-Manager International Small Cap Fund
In considering whether to approve the renewal of the Contracts for Voya Multi-Manager International Small Cap Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the first quintile of its Morningstar category for the ten-year period, the second quintile for the year-to-date and five-year periods, the third quintile for the three-year period, and the fifth quintile for the one-year period; and (2) the Fund underperformed its primary benchmark for the one-year, three-year and five-year periods and outperformed its primary benchmark for the year-to-date and ten-year periods.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, effective March 2019, the existing fee waiver sharing agreements were terminated and replaced with the new management fee waiver agreements; and (2) management’s representations regarding the competitiveness of the Fund’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to each Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Russia Fund
In considering whether to approve the renewal of the Contracts for Voya Russia Fund, the Board considered that, based on performance data for the periods ended March 31, 2019, the Fund underperformed its primary benchmark for the one-year, five-year and ten-year periods, and outperformed its primary benchmark for the year-to-date and three-year periods. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Fund’s performance during certain periods; and (2) its confidence in the Sub-Adviser’s ability to execute the Fund’s investment strategy.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the fifth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s: (1) discussion that the Fund’s focus of investing at least 80% of its net assets in equity securities of Russian companies distinguish it from

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

other Selected Peer Group funds; (2) representations regarding the competitiveness of the Fund’s management fee rate and net expense ratio; and (3) view that the Fund’s fees are reasonable in light of its unique investment mandate.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the
Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
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167703         (0420-062220)

Semi-Annual Report
April 30, 2020
Classes A, C, I, P, P3, R, R6 and W
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Voya Global Equity Dividend Fund

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Voya International High Dividend Low Volatility Fund

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Voya Multi-Manager Emerging Markets Equity Fund

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Voya Multi-Manager International Equity Fund

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Voya Multi-Manager International Factors Fund

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Funds’ complete schedule of portfolio holdings is available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Looking Beyond COVID-19
Dear Shareholder,
In the six-months this report covers, we have seen so many “unprecedented” events that the word no longer seems adequate to describe them. The financial markets have traced a volatile path through caution and optimism, fear and hope; at this point we expect more of the same ahead. Early in the reporting period, markets were rallying on improving economic data and subsiding trade tensions. Yet we noted that while investors seemed to accept risk, they also sought lower-volatility assets, which in our opinion, hinted at unspoken worries and the potential for intense reactions to bad news.
That observation proved spot-on as the coronavirus spread around the world in early 2020. Financial assets went into free-fall as the outbreak morphed into a pandemic and the global economy shuttered. Losses mounted until massive government and central bank interventions around the globe allayed some of the fears and led to a partial rebound in April.
Measures taken to curtail the spread of coronavirus have led to a sharp contraction of global economic activity. The response from global policy makers has been speedy and massive, particularly from the U.S. Federal Reserve Board; we believe these actions should alleviate some pain during the contraction and foster recovery once the lockdowns are lifted. That said, we expect to face heightened economic and market uncertainty for some time.
Despite the uncertainty, we believe the basics of investing remain intact: in our view, the best approach is to diversify portfolios as broadly as practicable and eschew market timing in what are likely to prove futile attempts to sidestep losses. In our view, it’s worth remembering that events such as the coronavirus pandemic are exactly why investors prepare portfolios for risk. We’d add that we believe that portfolios should not be built just to withstand risk; primarily, they should be built to achieve long-term objectives. We believe that even severe market disruptions such as this should not distract investors from focusing on their objectives.
While we are humble and realistic in the face of the challenges ahead, we are well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
April 15, 2020
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Benchmark Descriptions

Index	Description
FTSE Emerging Plus Korea Select Factor Index	The index, based on the FTSE Emerging Comprehensive Factor Index, is designed to capture risk premium through exposure to five factors that contribute to emerging market equity performance. These five factors include Momentum, Quality, Size, Value and Low Volatility.
MSCI All Country World (ex-U.S.) IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
2

Portfolio Managers’ Report	Voya Global Equity Dividend Fund

Geographic Diversification as of April 30, 2020 (as a percentage of net assets)

United States	62.1%
Japan	8.5%
Canada	4.2%
United Kingdom	3.7%
Switzerland	3.2%
Australia	3.0%
Netherlands	1.8%
Hong Kong	1.6%
Denmark	1.6%
Spain	1.5%
Countries between 0.1% – 1.4%^	8.3%
Assets in Excess of Other Liabilities*	0.5%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 13 countries, which each represents 0.1% – 1.4% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Equity Dividend Fund (the “Fund”)* seeks growth of capital with dividend income as a secondary consideration. Vincent Costa, CFA, Peg DiOrio, CFA, Steve Wetter and Kai Yee Wong, Portfolio Managers, Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: For the six months ended April 30, 2020, the Fund’s Class A shares, excluding sales charges, provided a total return of  -13.08%, compared to the MSCI World IndexSM (the “Index”), which returned -7.29% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Index. In terms of the Fund’s performance, dividend yield and the small market capitalization were significant detractors for the strategy, while the core model modestly outperformed and the low beta was a contributor. On the regional level, portfolio holdings within North America and Japan generated the weakest performance, while holdings in Europe, and to a lesser extent, in Developed Asia contributed positively. Portfolio holdings within the consumer discretionary and information technology sectors detracted the most value. The key detractors included not owning benchmark stocks in Amazon.com, Inc. and Apple Inc., as well as an overweight position in ONEOK, Inc. On the sector level, portfolio holdings within the materials and consumer staples sectors had the largest positive impact on performance. The key contributors included overweight positions in Citrix Systems, Inc. and Microsoft Corporation, as well as not owning benchmark stock in Boeing Company.
Current Strategy and Outlook: In the six months this report covers, we have seen so many “unprecedented” events that the word no longer seems adequate to describe them. The financial markets have traced a volatile path through caution and optimism, fear and hope; at this point we expect more of the same ahead. Early in the reporting period, markets were rallying on improving economic data and subsiding trade tensions. Yet we noted that while investors seemed to accept risk, they also sought lower-volatility assets, which we believed hinted at unspoken worries and the potential for intense reactions to bad news.
Top Ten Holdings as of April 30, 2020 (as a percentage of net assets)

Microsoft Corp.	4.2%
Johnson & Johnson	1.8%
Roche Holding AG	1.4%
Pfizer, Inc.	1.3%
Merck & Co., Inc.	1.2%
Procter & Gamble Co.	1.2%
Intel Corp.	1.1%
Medtronic PLC	1.1%
Amgen, Inc.	1.1%
PepsiCo, Inc.	1.1%
Portfolio holdings are subject to change daily.
That observation proved spot-on as the coronavirus spread around the world in early 2020. Financial assets went into free-fall as the outbreak morphed into a pandemic and the global economy shuttered. Losses mounted until massive government and central bank interventions around the globe allayed some of the fears and led to a partial rebound in April.
Measures taken to curtail the spread of coronavirus have led to an unprecedented drop of global economic activity. Recent U.S. and Eurozone economic data confirm that a recession has begun; the April reading of U.S. unemployment is expected to surpass 16%. In our opinion, this leaves little doubt that corporate earnings will decline in the first and second quarters. Nonetheless, we believe that the contraction will prove shorter than the global financial crisis (“GFC”) of 2008. The trigger for this economic downturn was an external shock, not accumulating, internal stresses as in the GFC. In our view, the response from global policy makers has been speedy and massive, particularly from the U.S. Federal Reserve; we believe that these actions should alleviate some pain during the contraction and foster recovery once the lockdowns are lifted.

*
Effective March 18, 2020, the Board of Trustees approved a proposal to reorganize The Fund (the “Merging Fund”) with and into Voya Global High Dividend Low Volatility Fund, which is not included in this report, (the “Reorganization”). The proposed Reorganization is subject to approval by shareholders of the Merging Fund at a shareholder meeting scheduled to be held on or about September 1, 2020. The Merging Fund will notify its shareholders if shareholder approval of its proposed Reorganization is not obtained. If shareholder approval of the Reorganization is obtained, it is expected that the Reorganization will take place on or about September 18, 2020.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
3

Voya International High Dividend Low Volatility Fund	Portfolio Managers’ Report

Geographic Diversification as of April 30, 2020 (as a percentage of net assets)

Japan	24.8%
United Kingdom	12.6%
Switzerland	10.1%
Australia	7.4%
France	7.3%
Netherlands	5.6%
Germany	5.2%
Denmark	3.7%
Hong Kong	3.4%
Countries between 0.3% – 3.0%^	15.3%
Assets in Excess of Other Liabilities*	4.6%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 10 countries, which each represents 0.3% – 3.0% of net assets.
Portfolio holdings are subject to change daily.
Voya International High Dividend Low Volatility Fund (the “Fund”) seeks maximum total return. The Fund is managed by Vincent Costa, CFA, Steve Wetter, Kai Yee Wong, and Peg DiOrio, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six months ended April 30, 2020, the Fund’s Class A shares, excluding sales charges, provided a total return of  -16.20% compared to the MSCI EAFE® Index (the “Index” or “MSCI EAFE®”) which returned -14.21%.
Portfolio Specifics: For the reporting period, the Fund underperformed its benchmark, the MSCI EAFE®. In terms of the Fund’s performance, dividend yield and the smaller market cap were both detractors, while low beta and our stock ranking model contributed to relative results. Regionally, portfolio holdings within Japan and Europe detracted the most from performance. On the sector level, portfolio holdings within the information technology, industrials and consumer discretionary sectors detracted the most value. The detractors included overweight positions in Royal Bank of Scotland Group Plc, Royal Dutch Shell Plc, ABN AMRO Bank NV Depositary receipts and not owning the Netherlands semiconductor firm ASML Holding NV as well as multinational pharmaceutical AstraZeneca PLC. By contrast, stock selection was strongest within the financials and consumer staples sectors. The key contributors included not owning Airbus SE and HSBC Holdings Plc, and overweight positions in Coloplast A/S, Pan Pacific International Holdings Corporation and Novo Nordisk A/S.
Current Strategy and Outlook: This is an actively managed investment strategy that seeks to maximize total return to the
Top Ten Holdings as of April 30, 2020 (as a percentage of net assets)

iShares MSCI EAFE ETF	3.5%
Nestle SA	3.1%
Roche Holding AG	2.7%
Novartis AG	1.7%
Novo Nordisk A/S	1.7%
Sanofi	1.6%
GlaxoSmithKline PLC	1.5%
Royal Dutch Shell PLC - Class A	1.4%
Rio Tinto Ltd.	1.2%
Unilever NV	1.1%
Portfolio holdings are subject to change daily.
extent consistent with maintaining lower volitility, than the Index. The investment process seeks to create a universe of sustainable dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models to identify the most attractive stocks within each sector. The Fund is optimized in seeking to achieve its dividend, alpha and volatility objectives.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
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Portfolio Managers’ Report	Voya Multi-Manager Emerging Markets Equity Fund

Geographic Diversification as of April 30, 2020 (as a percentage of net assets)

China	34.6%
Taiwan	10.7%
South Korea	9.5%
India	8.7%
Brazil	6.8%
Russia	5.5%
Mexico	3.7%
South Africa	2.0%
Thailand	1.8%
Turkey	1.7%
Countries between 0.0%-1.5%^	12.0%
Assets in Excess of Other Liabilities*	3.0%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 24 countries, which each represents 0.0%-1.5% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager Emerging Markets Equity Fund (the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — Voya Investment Management Co. LLC (“Voya IM”), Van Eck Associates Corporation (“VanEck”), and Delaware Investments Fund Advisers (“Delaware”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: David A. Semple, Portfolio Manager, and Angus Shillington, Assistant Portfolio Manager, of the Sleeve that is managed by VanEck; Liu-Er Chen, CFA, Senior Vice President and Chief Investment Officer, Emerging Markets and Healthcare, of the Sleeve that is managed by Delaware, and Halvard Kvaale, and Steve Wetter and Kai Yee Wong, Portfolio Managers of the Sleeve that is managed by Voya IM.
Performance: For the six months ended April 30, 2020, the Fund’s Class A shares provided a total return of  -13.61%, compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned -10.50% for the same period.
Portfolio Specifics: Delaware Sleeve — The Sleeve outperformed the MSCI EM IndexSM by approximately 27 basis points (0.27%) for the six months ended April 30, 2020. India was the largest contributor to relative performance due to stock selection as shares of Reliance Industries outperformed. We continue to hold a favorable view on the company’s competitive positioning in its key businesses, and we expect the consumer-related businesses (telecom, media, retail) to drive long-term earnings growth.
In Brazil, stock selection also drove relative performance. Shares of B2W rose as the company provided what we believe to be encouraging growth targets at its investor day. We continue to believe that B2W is well-positioned for structural growth in Brazil’s e-commerce industry, which is still in its early stages of development.
Conversely, Mexico detracted the most from relative performance. A weaker macroeconomic outlook weighed on shares of Grupo Financiero Santander Mexico. Shares of Grupo Televisa sold off as leveraged companies were more severely punished in the market rout, while advertising demand may be impacted negatively by the weak economy. Our position in Coca-Cola Femsa also underperformed despite its business having more stable characteristics. We believe that these franchises all remain fundamentally sound and that valuations already reflect weakness in their business outlooks.
Among stocks, in China, shares of JD.com rose as the company’s strength in logistics appears to be supporting better-than-expected growth. Our holdings in white liquor companies Kweichow Moutai and Wuliangye Yibin also outperformed.
On a sector basis, consumer discretionary and technology contributed the most to relative performance while the communication services sector detracted the most from relative performance.
VanEck Sleeve — The Sleeve underperformed the MSCI EM IndexSM by approximately 407 basis points (-4.07%) for the six months ended April 30, 2020. As 2019 drew to a close (November and December), we started to see a move towards resolution of the U.S.-China trade debacle, albeit matters getting down to the wire, especially as the final set of tariff goods were consumption-focused. As the beginning of 2020 and the first four months unfolded, so did the global reach of COVID-19 and its impact on emerging markets’ economies. Clearly, the emergence of a global pandemic affected all markets but this significant market turbulence disproportionately affected small- and mid-cap stocks in emerging markets and resulted in their underperformance in the current market environment.
The Sleeve continued to perform well despite discouraging macro and political backdrops. We have witnessed the global pandemic accelerating growth in certain sectors and industries such as digital, ecommerce, data centers, telemedicine and video gaming, with disruption timelines likely shortening. This acceleration trend is quite positive for our Sleeve, as we have always been forward looking, focusing primarily on many of these structural growth areas.
At the company level, A-Living Services, Tencent Holdings and Ping An Healthcare and Technology Company contributed to performance, whereas NMC Health, IRB Brasil Resseguros and Regional, S.A.B. de C.V. detracted on an absolute basis. At the sector level, industrials, energy and consumer staples contributed to performance, while financials, health care and real estate detracted on a relative basis. Lastly, at the country level, China, South Africa and Germany contributed to performance, whereas India, UAE and Brazil detracted on a relative basis.

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Voya Multi-Manager Emerging Markets Equity Fund	Portfolio Managers’ Report

Voya IM Sleeve — The Sleeve underperformed the MSCI EM IndexSM by an estimated 774 basis points (-7.74%) for the six months ended April 30, 2020. The Sleeve employs a “passive management” approach designed to track the performance of the FTSE Emerging Plus Korea Select Factor Index (“FTSE Index”). For the reporting period, the Sleeve closely tracked the FTSE Index. The most significant detractors included underweights of the communications services and consumer discretionary sectors, and an overweight of the real estate sector. Significant contributors included underweights of the financial and information technology sectors, and an overweight of the materials sector. Sector allocations and sector returns reflected differences between the FTSE Index and MSCI EM IndexSM.
Current Strategy & Outlook: Delaware Sleeve — Our positive long-term view on emerging markets remains intact. Considering the varied macroeconomic backdrop that we see across emerging markets, we believe there are selective opportunities for long-term stock appreciation driven by structural demographic shifts, technology adoption, implementation of government policy, improvement in corporate governance, and industry consolidation. We have found that in markets where price action is heavily macro driven, investors can often misprice individual companies significantly. Our investment approach remains centered on identifying individual companies that we believe possess sustainable franchises and favorable long-term growth prospects and that trade at significant discounts to their intrinsic value.
VanEck Sleeve — Whilst the overall impact of COVID-19 has been negative across asset classes, we believe there is silver lining — the Sleeve has always been forward looking, focusing on sectors and industries that we believe form the future of emerging markets rather than the past. Concurrent with our portfolio companies’ forward-looking business models, in our view their balance sheets are more robust as well, allowing these companies not only to weather the storm but also take advantage of opportunities in the market environment. In our opinion, investing in emerging markets is for the long haul, and whilst we can’t say when business will resume, we believe, that the Sleeve is well positioned for when it does.
Voya IM Sleeve —  The Sleeve invests principally in equity securities and employs a “passive management” approach designed to track the performance of the FTSE Index.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
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Portfolio Managers’ Report	Voya Multi-Manager International Equity Fund

Geographic Diversification as of April 30, 2020 (as a percentage of net assets)

United Kingdom	16.8%
Japan	14.8%
Germany	8.6%
France	8.3%
China	7.1%
Switzerland	4.9%
Sweden	4.7%
South Korea	3.3%
Canada	3.2%
Netherlands	2.4%
Countries between 0.0% – 2.3%^	22.1%
Assets in Excess of Other Liabilities*	3.8%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 26 countries, which each represents 0.0% – 2.3% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager International Equity Fund (the “Fund”) seeks long-term growth of capital. The Fund’s assets are managed by four sub-advisers — Baillie Gifford Overseas Limited (“Baillie Gifford”), Lazard Asset Management LLC (“Lazard”), Polaris Capital Management, LLC (“Polaris”), and Wellington Management Company LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Gerard Callahan, Iain Campbell, Sophie Earnshaw, CFA, Joe Faraday, CFA, Moritz Sitte, CFA, Portfolio Managers of the Sleeve that is managed by Baillie Gifford; Bernard R. Horn, Jr., Sumanta Biswas, CFA, Jason Crawshaw and Bin Xiao, CFA, Portfolio Managers of the Sleeve that is managed by Polaris; Michael G. Fry, Michael Powers, Michael A. Bennett, Kevin Matthews, John R. Reinsberg, and Giles Edwards, Portfolio Managers of the Sleeve that is managed by Lazard*; and Nicolas M. Choumenkovitch and Tara Connolly Stillwell, CFA, Portfolio Managers of the Sleeve that is managed by Wellington.
Performance: For the six months ended April 30, 2020, the Fund’s Class I shares provided a total return of  -15.11% compared to the MSCI EAFE® Index (“MSCI EAFE®”) and the MSCI All Country World (ex-U.S.) IndexSM (“MSCI ACWI ex-U.S.SM”), which returned -14.21% and -13.22%, respectively, for the same period.
Portfolio Specifics: Baillie Gifford Sleeve — The Sleeve outperformed the MSCI EAFE® by approximately 591 basis points (5.91%) for the six months ended April 30, 2020. The Sleeve’s stock selection in Europe made it the largest regional contributor to performance while stock selection in the UK made it the largest detractor. In terms of sector performance, stock selection in financials, industrials, information technology and energy helped. The largest detracting sectors were consumer staples and materials.
Top Ten Holdings as of April 30, 2020* (as a percentage of net assets)

Novartis AG	1.8%
Alibaba Group Holding Ltd. ADR	1.6%
AIA Group Ltd.	1.2%
Samsung Electronics Co., Ltd.	1.2%
Vinci SA	1.1%
Tencent Holdings Ltd.	1.1%
ASML Holding NV	1.1%
Kone Oyj	1.0%
Keyence Corp.	0.9%
United Overseas Bank Ltd.	0.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
The main contributors were two German companies, Sartorius, a biotech and laboratory equipment company and Bechtle, an information technology company that supplies IT infrastructure for small and businesses. Sartorius has benefited from the global search for companies that can assist in advancing medical research efforts. We believe that Sartorius’ equipment will continue to be central to both research and manufacture of novel treatments over the long term. Bechtle continues to benefit from demand for bespoke IT solutions and systems. Despite short term changes in consumer spending priorities in recent months, it appears to us that IT spending remains a priority for many business owners across Europe.
The largest detractors were Shiseido, a Japanese luxury cosmetics manufacturer and Treasury Wine Estates, an Australian listed global wine business. Shiseido’s performance has been impacted by weak sales in China driven by a fall in consumer spending on luxury items and travel. Treasury Wine Estates’ performance is partly attributable to reduced demand for premium wine during this pandemic and management changes, including the CEO’s announcement that he will leave in a year. A primary feature of our investment case is the potential benefit from long term growth in the Asian market. We continue to monitor both holdings.
Lazard Sleeve — The Sleeve underperformed the MSCI EAFE® by approximately 356 basis points (-3.56%) for the six months ended April 30, 2020. In recent quarters, due to the widening valuation spread between growth and value styles, we had been finding more ideas further down the relative value curve, where cheaper valuations could have helped provide balance for the Sleeve in an increasingly unbalanced market. The overall valuation of the Sleeve was getting cheaper as a result. However, an unforeseen sell-off in cyclical stocks led value to significantly underperform growth stocks by almost 17% over the last 6 months, a headwind to our performance. In addition, Japan was relatively unscathed by COVID-19, and its stock market outperformed as a result. We were underweight Japanese stocks, and our fundamental view of these securities has not changed. Financial productivity at Japanese companies has been very low by global standards, and we believe the economy is sensitive to a global economic downturn. As the rest of the world moves through a cycle of intense impact and recovery from the novel coronavirus, we would expect Japan’s performance to normalize. Finally, our performance was negatively impacted by a few stocks, including aerospace and defense company Safran and Canadian energy company Suncor, both in industries that were hit particularly hard by COVID-19 and the oil price war between Russia and Saudi Arabia in the first quarter.
Polaris Sleeve — The Sleeve underperformed the MSCI EAFE® by approximately 908 basis points (-9.08%) for the six months ended April 30, 2020. In our opinion, markets were on relatively strong footing at the end of December 2019, with the MSCI EAFE® gaining more than 8% in the fourth quarter. Those gains were short-lived as global markets tumbled in March 2020, reaching into bear market territory on the back of the COVID-19 crisis and supply-demand imbalances impacting oil prices. Few sectors were left unscathed, with defensives faring slightly better than cyclicals. The Sleeve’s overweight in underperforming financials, materials and consumer discretionary sectors hampered results. At the country level, the Sleeve’s Finnish and Swiss holdings contributed to returns, but couldn’t offset declines in the U.K., Canada and South Korea.

7

Voya Multi-Manager International Equity Fund	Portfolio Managers’ Report

Two of the five largest detractors were based in the U.K., with homebuilder Bellway PLC down as construction and home sales stalled. Cineworld Group faced similar customer headwinds, as the company had to shutter movie theaters. Lower oil prices impacted Methanex Corp and Sasol Ltd. Banks from oil-exporting countries were also impacted, namely SpareBank 1 SR and DNB ASA from Norway, and Bancolombia in Colombia.
There were some bright spots in the Sleeve’s portfolio, with relatively stable returns from Finnish elevator/escalator company, Kone OYJ. The company reported strong quarterly results, later guiding for slightly reduced sales (-5.00%) for the rest of 2020, pointing to COVID-19 disruptions. Kone management reiterated its competitiveness and strong balance sheet, projecting a surge in activity once pandemic concerns dissipate. In healthcare, Novartis AG benefitted as one of its divisions, Sandoz, produces hydroxychloroquine, which was reported in some countries as a beneficial drug in the fight against COVID-19.
Wellington Sleeve — The Sleeve underperformed the MSCI ACWI ex-USSM by approximately 185 basis points (1.85%) for the six months ended April 30, 2020. Sector allocation effects, resulting from our bottom-up stock selection process, was the main contributor of performance during the period while security selection modestly detracted.
Sector allocation effects contributed to relative performance primarily as a result of our underweight position to the financials and energy sectors. An overweight position to real estate and underweight position to consumer staples detracted from relative performance. Weak stock selection in industrials, health care, and energy was partially offset by stronger selection in the communication services and consumer discretionary sectors.
The top individual contributors to relative performance during the period were China-based global technology conglomerate, Tencent, Spain-based telecommunications company, Cellnex, and China-based multinational technology company, Alibaba. Top detractors from relative performance during the period included Netherlands-based aerospace company, Airbus, France-based financial services company, AXA, and France-based electric utility company, Engie.
Current Strategy and Outlook: Baillie Gifford Sleeve — Though we believe it is a challenging time in international markets we continue to focus on the long term. In line with our bottom-up stock picking approach, we consider macro and microeconomic factors at a company level. We do not believe that we have an edge in analyzing short term market movements. We have endured various crises since 1908 and continue to undertake thorough fundamental company research and monitor the holdings’ robustness. While crises will throw up surprises, we remain confident that overall, we invest in what we believe to be well-funded, high quality, businesses with strong competitive advantages that should enable them to weather the storm.
Lazard Sleeve — In the short-to-medium-term, we believe that the progress and policy reaction to COVID-19 will drive the performance of international equities, just as it will every other asset class. So far, policymakers have been aggressive with both monetary and fiscal initiatives, which, in our view, could benefit value cyclicals in the long run. The performance differential between value and growth stocks has been a headwind to our relative value investment philosophy, in which we invest in companies with what we believe to be an attractive trade-off between financial productivity and valuation. We believe the widening gap between the two styles is creating long-term relative value opportunities in both defensive and cyclical value stocks, while reducing opportunities in tech and other expensive cyclicals that have held up relatively well.
Polaris Sleeve — While the March 2020 global market sell-off was quick and sharp, in our view, a recovery may be more protracted. The same could be said for the global economy. It is our opinion that recessions are likely in many countries; the timeline might extend as conditions normalize in the U.S. and Europe at a far slower pace than in China and South Korea. However, conventional wisdom suggests that markets recover far in advance of broader economic trends. At this time, Sleeve management is actively seeking out what we believe to be attractively-priced defensive companies that may serve to upgrade Sleeve portfolio quality, while simultaneously positioning the Sleeve for an eventual market recovery.
Wellington Sleeve — In this environment, we seek to take advantage of volatility where appropriate by focusing on companies who we believe have strong balance sheets and fundamentals, identifying the structural winners with sustainable or improving returns on invested capital, and stress testing downside scenarios. Some guideposts we are using to identify opportunities include: (1) critical assets which we believe will continue to see strong demand and (2) businesses with the ability, in our opnion, to scale quickly when we see a positive inflection point. We remain selective and diversified in our holdings related to these short-term risks in the context of a balanced global equity portfolio.
With these guideposts and our continued focus on our philosophy and process, the Sleeve ended the period with overweight exposures to the communication services, utilities, and industrials sectors. The Sleeve was most underweight the financials, materials, and energy sectors. Regionally, the Sleeve ended the period most overweight to the United Kingdom and most underweight to emerging markets.

*
On May 14, 2020, the Board of Trustees of the Fund approved the removal of Lazard as a sub-adviser, effective on or about July 27, 2020.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
8

Portfolio Managers’ Report	Voya Multi-Manager International Factors Fund

Geographic Diversification as of April 30, 2020 (as a percentage of net assets)

Japan	16.6%
United Kingdom	13.4%
Australia	9.7%
France	7.8%
Canada	7.5%
Switzerland	7.3%
Sweden	6.9%
Germany	5.6%
Netherlands	4.4%
China	2.5%
Countries between 0.0% – 2.5%^	17.1%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 23 countries, which each represents 0.0% – 2.5% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager International Factors Fund (the “Fund”) seeks long-term growth of capital. The Fund’s assets are managed by two sub-advisers — PanAgora Asset Management, Inc. (“PanAgora”) and Voya Investment Management Co. LLC. (“Voya IM”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Jamie Lee, Ph. D. and George D. Mussalli, CFA, Portfolio Managers of the Sleeve that is managed by PanAgora; and Steve Wetter and Kai Yee Wong, Portfolio Managers of the Sleeve that is managed by Voya IM.
Performance: For the six months ended April 30, 2020, the Fund’s Class I shares provided a total return of  -15.11% compared to the MSCI EAFE® Index (“MSCI EAFE®”) and the MSCI All Country World (ex-U.S.) IndexSM (“MSCI ACWI ex-U.S.SM”), which returned -14.21% and -13.22%, respectively, for the same period.
Portfolio Specifics: PanAgora Sleeve — The Sleeve underperformed the MSCI EAFE® by approximately 195 basis points (-1.95%) for the six months ended April 30, 2020. For the period, the Dynamic Contextual Model outperformed largely because of the returns in Quality and Momentum metrics. For the period, Value metrics disappointed as
Top Ten Holdings as of April 30, 2020 (as a percentage of net assets)

Roche Holding AG	1.3%
Nestle SA	1.3%
Investor AB - B Shares	1.1%
Woolworths Group Ltd.	1.1%
Coles Group Ltd.	1.0%
Schneider Electric SE	0.8%
Unilever PLC	0.8%
Itochu Corp.	0.8%
Novartis AG	0.8%
Wesfarmers Ltd.	0.7%
Portfolio holdings are subject to change daily.
companies with more compelling book-to-price and cash-to-price related scores struggled the most. Quality factors were broadly positive as investors preferred companies with stronger operating efficiency and financial strength. Sentiment factors contributed to performance with both price driven metrics and analysts-based signals outperforming.
From a sector perspective the Sleeve benefitted from stock selection in the materials and consumer staples sectors. In the materials sector, performance was strong in the Asia/Pacific region, specifically in China (the Sleeve had an overweight position in Anhui Conch Cement Co. which was the largest contributor). Gains in the consumer staples sector originated largely in Europe where overweight position Royal Ahold Delhaize N.V. and not-held position Anheuser-Busch InBev SA stood out.
On the negative side, we highlight the negative contribution of the energy and consumer discretionary sectors. In the energy sector, Italy was the largest detractor with overweight position Eni S.p.A. detracting most. Within consumer discretionary, underperformance was in large part caused by poor stock selection in Japan (an overweight position in Nissan Motor Co. detracted sharply).
Country-wise, the fund performed well in the Netherlands where the strategy was overweight consumer staples. The Sleeve also performed well in Brazil where not-held positions in the financials sector contributed most. The largest detractors for the six-month period were Japan (stock selection in the industrials was weak) and Canada (stock selection in the energy sector disappointed).
Voya IM Sleeve — The Sleeve underperformed the MSCI EAFE® by approximately 24 basis points (-0.24%) for the six months ended April 30, 2020. The Sleeve employs a passive management approach designed to track the performance of a custom index, the FTSE Developed ex-U.S. Select Factor Index (“FTSE Index”).
For the reporting period, the Sleeve modestly underperformed the FTSE Index. On the sector level, and on an absolute basis, all sectors generated negative performance except for the health care sector. On a regional basis, portfolio holdings within emerging markets had the largest negative absolute performance, while holdings within Japan generated the strongest absolute performance, but returns were still negative.

9

Voya Multi-Manager International Factors Fund	Portfolio Managers’ Report

Current Strategy and Outlook: PanAgora Sleeve — Positioning portfolios remains challenging in the current environment, in our view. We believe that companies backed by strong sentiment are less sensitive to the economic cycle and should provide some protection should the crisis worsen but are trading at extreme valuation premiums. In our opinion, cyclical stocks are riskier but could outperform sharply should the economic outlook improve. The valuation gap between these two categories of stocks is at an all-time high according to our models (1996 to 2020). Given the choice between expensive defensive names and cheap cyclicals, we believe a diversified allocation to value, quality, and sentiment factors continues to be the best way to navigate the crisis.
Voya IM Sleeve — The Sleeve invests principally in equity securities and employs a “passive management” approach designed to track the performance of the FTSE Index.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
10

shareholder expense examples (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from November 1, 2019 to April 30, 2020. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2020*	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2020*
Voya Global Equity Dividend Fund
Class A	$1,000.00	$869.20	0.85%	$3.95	$1,000.00	$1,020.64	0.85%	$4.27
Class C	1,000.00	865.20	1.60	7.42	1,000.00	1,016.91	1.60	8.02
Class I	1,000.00	869.80	0.60	2.79	1,000.00	1,021.88	0.60	3.02
Class W	1,000.00	870.30	0.60	2.79	1,000.00	1,021.88	0.60	3.02
Voya International High Dividend Low Volatility Fund
Class A	$1,000.00	$838.00	0.90%	$4.11	$1,000.00	$1,020.39	0.90%	$4.52
Class I	1,000.00	840.20	0.65	2.97	1,000.00	1,021.63	0.65	3.27
Class P3	1,000.00	843.40	0.00	0.00	1,000.00	1,024.86	0.00	0.00
Class R6(1)	1,000.00	902.90	0.62	1.02	1,000.00	1,021.78	0.62	3.12
Voya Multi-Manager Emerging Markets Equity Fund
Class A	$1,000.00	$863.90	1.51%	$7.00	$1,000.00	$1,017.35	1.51%	$7.57
Class C	1,000.00	859.90	2.26	10.45	1,000.00	1,013.63	2.26	11.31
Class I	1,000.00	865.80	1.15	5.33	1,000.00	1,019.14	1.15	5.77
Class P	1,000.00	869.10	0.16	0.74	1,000.00	1,024.07	0.16	0.81
Class P3	1,000.00	870.50	0.01	0.05	1,000.00	1,024.81	0.01	0.05
Class R	1,000.00	863.20	1.76	8.15	1,000.00	1,016.11	1.76	8.82
Class W	1,000.00	864.70	1.26	5.84	1,000.00	1,018.60	1.26	6.32
11

shareholder expense examples (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2020*	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2020*
Voya Multi-Manager International Equity Fund
Class I	$1,000.00	$848.90	0.91%	$4.18	$1,000.00	$1,020.34	0.91%	$4.57
Class P	1,000.00	851.50	0.15	0.69	1,000.00	1,024.12	0.15	0.75
Class P3	1,000.00	852.80	0.00	0.00	1,000.00	1,024.86	0.00	0.00
Voya Multi-Manager International Factors Fund
Class I	$1,000.00	$848.90	0.75%	$3.45	$1,000.00	$1,021.13	0.75%	$3.77
Class P	1,000.00	851.10	0.15	0.69	1,000.00	1,024.12	0.15	0.75
Class P3	1,000.00	851.70	0.01	0.05	1,000.00	1,024.81	0.01	0.05
Class W	1,000.00	848.90	0.75	3.45	1,000.00	1,021.13	0.75	3.77

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half-year.

(1)
Commencement of operations was February 28, 2020. Expenses paid for the actual Fund’s return reflect the 63-day period ended April 30, 2020.

12

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2020 (Unaudited)

	Voya Global Equity Dividend Fund	Voya International High Dividend Low Volatility Fund	Voya Multi-Manager Emerging Markets Equity Fund
ASSETS:
Investments in securities at fair value+*	$44,327,042	$8,094,933	$347,853,729
Short-term investments at fair value**	55,969	40,000	13,022,858
Cash	73,565	925	1,894,108
Cash collateral for futures	—	—	157,480
Foreign currencies at value***	10,304	19	413,181
Receivables:
Investment securities sold	10,316	—	2,537
Fund shares sold	1,990	—	108,229
Dividends	87,310	31,146	644,381
Interest	31	—	—
Foreign tax reclaims	29,212	10,718	9,734
Unrealized appreciation on forward foreign currency contracts	—	—	829
Prepaid expenses	30,811	45,125	57,132
Reimbursement due from Investment Adviser	15,098	8,235	20,069
Other assets	9,164	126	10,550
Total assets	44,650,811	8,231,227	364,194,817
LIABILITIES:
Payable for investment securities purchased	10,316	20,925	—
Payable for investment securities and currencies purchased	—	—	3,018,770
Payable for fund shares redeemed	33,807	—	240,568
Payable upon receipt of securities loaned	55,969	—	1,286,073
Unrealized depreciation on forward foreign currency contracts	65	—	678
Payable for investment management fees	17,744	3,229	270,862
Payable for distribution and shareholder service fees	8,898	806	4,251
Payable to trustees under the deferred compensation plan (Note 6)	9,164	126	10,550
Payable for trustee fees	269	47	1,877
Payable for Indian capital gains tax	—	—	292,771
Other accrued expenses and liabilities	63,782	19,527	177,040
Total liabilities	200,014	44,660	5,303,440
NET ASSETS	$44,450,797	$8,186,567	$358,891,377
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$50,303,996	$10,175,485	$370,676,217
Total distributable loss	(5,853,199)	(1,988,918)	(11,784,840)
NET ASSETS	$44,450,797	$8,186,567	$358,891,377
+ Including securities loaned at value	$54,830	$—	$1,250,472
* Cost of investments in securities	$47,016,284	$9,079,428	$355,709,863
** Cost of short-term investments	$55,969	$40,000	$13,022,858
*** Cost of foreign currencies	$10,198	$19	$414,355
See Accompanying Notes to Financial Statements
13

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2020 (Unaudited) (continued)

	Voya Global Equity Dividend Fund	Voya International High Dividend Low Volatility Fund	Voya Multi-Manager Emerging Markets Equity Fund
Class A
Net assets	$39,458,602	$4,101,729	$19,068,518
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	3,308,344	510,603	1,826,443
Net asset value and redemption price per share†	$11.93	$8.03	$10.44
Maximum offering price per share (5.75%)(1)	$12.66	$8.52	$11.08
Class C
Net assets	$1,318,223	n/a	$569,003
Shares authorized	unlimited	n/a	unlimited
Par value	$—	n/a	$—
Shares outstanding	111,040	n/a	54,701
Net asset value and redemption price per share†	$11.87	n/a	$10.40
Class I
Net assets	$3,204,643	$4,079,488	$269,751,627
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	268,391	507,434	25,796,606
Net asset value and redemption price per share	$11.94	$8.04	$10.46
Class P
Net assets	n/a	n/a	$2,765
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$—
Shares outstanding	n/a	n/a	261
Net asset value and redemption price per share	n/a	n/a	$10.58
Class P3
Net assets	n/a	$2,641	$10,734,398
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$—	$—
Shares outstanding	n/a	322	1,003,479
Net asset value and redemption price per share	n/a	$8.20	$10.70
Class R
Net assets	n/a	n/a	$114,964
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$—
Shares outstanding	n/a	n/a	10,995
Net asset value and redemption price per share	n/a	n/a	$10.46
Class R6
Net assets	n/a	$2,709	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	337	n/a
Net asset value and redemption price per share	n/a	$8.04	n/a
Class W
Net assets	$469,329	n/a	$58,650,102
Shares authorized	unlimited	n/a	unlimited
Par value	$—	n/a	$—
Shares outstanding	34,952	n/a	5,620,080
Net asset value and redemption price per share	$13.43	n/a	$10.44

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
14

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2020 (Unaudited)

	Voya Multi-Manager International Equity Fund	Voya Multi-Manager International Factors Fund
ASSETS:
Investments in securities at fair value+*	$507,711,870	$440,125,163
Short-term investments at fair value**	52,502,376	3,924,816
Cash	32,670,911	461
Cash collateral for futures	—	413,040
Foreign currencies at value***	1,736,711	2,073,058
Receivables:
Investment securities and currencies sold	18,547,424	32,932,020
Fund shares sold	77,313	113,276
Dividends	987,233	1,432,226
Interest	2,574	—
Foreign tax reclaims	699,313	567,138
Unrealized appreciation on forward foreign currency contracts	6,462	3,163
Prepaid expenses	33,082	29,407
Reimbursement due from Investment Adviser	12,305	22,200
Other assets	14,184	11,030
Total assets	615,001,758	481,646,998
LIABILITIES:
Payable for investment securities and currencies purchased	86,573,817	27,378,346
Payable for fund shares redeemed	372,995	286,479
Payable upon receipt of securities loaned	257,503	681,816
Unrealized depreciation on forward foreign currency contracts	2,904	27,784
Payable for investment management fees	303,957	228,040
Payable to trustees under the deferred compensation plan (Note 6)	14,184	11,030
Payable for trustee fees	2,719	2,277
Payable for borrowings against line of credit (Note 9)	—	7,485,000
Payable for Indian capital gains tax	24,044	—
Other accrued expenses and liabilities	135,605	373,822
Total liabilities	87,687,728	36,474,594
NET ASSETS	$527,314,030	$445,172,404
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$560,389,268	$510,690,054
Total distributable loss	(33,075,238)	(65,517,650)
NET ASSETS	$527,314,030	$445,172,404
+ Including securities loaned at value	$251,300	$649,318
* Cost of investments in securities	$542,637,495	$452,210,838
** Cost of short-term investments	$52,502,376	$3,924,816
*** Cost of foreign currencies	$1,736,741	$2,072,336
See Accompanying Notes to Financial Statements
15

STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2020 (Unaudited) (continued)

	Voya Multi-Manager International Equity Fund	Voya Multi-Manager International Factors Fund
Class I
Net assets	$508,012,781	$373,859,191
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	53,217,785	47,156,067
Net asset value and redemption price per share	$9.55	$7.93
Class P
Net assets	$2,711	$2,668
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	281	334
Net asset value and redemption price per share	$9.64	$7.99
Class P3
Net assets	$19,298,538	$15,330,209
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	1,984,382	1,904,567
Net asset value and redemption price per share	$9.73	$8.05
Class W
Net assets	n/a	$55,980,336
Shares authorized	n/a	unlimited
Par value	n/a	$—
Shares outstanding	n/a	7,063,497
Net asset value and redemption price per share	n/a	$7.93
See Accompanying Notes to Financial Statements
16

STATEMENTS OF OPERATIONS for the six months ended April 30, 2020 (Unaudited)

	Voya Global Equity Dividend Fund	Voya International High Dividend Low Volatility Fund	Voya Multi-Manager Emerging Markets Equity Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$816,768	$127,969	$2,632,365
Interest	525	16	680
Securities lending income, net	466	—	5,170
Total investment income	817,759	127,985	2,638,215
EXPENSES:
Investment management fees	133,869	22,920	1,859,814
Distribution and shareholder service fees:
Class A	54,160	5,739	27,555
Class C	20,329	—	7,198
Class O(1)	71	—	—
Class R	—	—	324
Transfer agent fees:
Class A	42,153	311	24,104
Class C	3,942	—	1,574
Class I	1,412	2,519	10,278
Class O(1)	55	—	—
Class P	—	—	10
Class P3	—	18	428
Class R	—	—	142
Class R6	—	5	—
Class W	924	—	49,880
Shareholder reporting expense	6,370	364	13,442
Registration fees	37,699	32,711	55,548
Professional fees	9,646	6,006	48,156
Custody and accounting expense	12,194	6,643	90,084
Trustee fees	1,077	184	7,505
Licensing fee (Note 7)	—	—	13,918
Miscellaneous expense	5,866	3,850	15,129
Interest expense	—	—	4,426
Total expenses	329,767	81,270	2,229,515
Waived and reimbursed fees	(94,216)	(45,583)	(91,479)
Net expenses	235,551	35,687	2,138,036
Net investment income	582,208	92,298	500,179
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Pakistani and Peruvian capital gains tax withheld^)	(2,160,834)	(473,690)	3,250,552
Forward foreign currency contracts	(1,480)	—	(2,062)
Foreign currency related transactions	(2,436)	(1,608)	(242,298)
Futures	—	—	(90,396)
Net realized gain (loss)	(2,164,750)	(475,298)	2,915,796
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued#)	(5,939,328)	(1,176,607)	(41,940,294)
Forward foreign currency contracts	(65)	—	151
Foreign currency related transactions	(629)	88	(28,003)
Futures	—	—	46,578
Net change in unrealized appreciation (depreciation)	(5,940,022)	(1,176,519)	(41,921,568)
Net realized and unrealized loss	(8,104,772)	(1,651,817)	(39,005,772)
Decrease in net assets resulting from operations	$(7,522,564)	$(1,559,519)	$(38,505,593)
* Foreign taxes withheld	$47,572	$22,019	$412,899
# Foreign taxes accrued on Indian investments	$—	$—	$292,771
^ Foreign taxes on sale of Pakistani and Peruvian investments	$—	$—	$8,009

(1)
Class O converted to Class A on November 22, 2019.

See Accompanying Notes to Financial Statements
17

STATEMENTS OF OPERATIONS for the six months ended April 30, 2020 (Unaudited)

	Voya Multi-Manager International Equity Fund	Voya Multi-Manager International Factors Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,812,274	$5,963,973
Interest	26,115	439
Securities lending income, net	1,609	3,559
Other	—	7,677
Total investment income	4,839,998	5,975,648
EXPENSES:
Investment management fees	2,298,672	1,471,905
Transfer agent fees:
Class I	1,132	2,252
Class P	18	18
Class P3	169	159
Class W	—	40,366
Shareholder reporting expense	3,640	9,602
Registration fees	29,683	36,449
Professional fees	50,050	41,095
Custody and accounting expense	57,876	125,973
Trustee fees	10,877	9,108
Licensing fee (Note 7)	—	35,490
Miscellaneous expense	9,539	17,859
Interest expense	2,670	7,055
Total expenses	2,464,326	1,797,331
Waived and reimbursed fees	(73,500)	(164,542)
Brokerage commission recapture	(299)	—
Net expenses	2,390,527	1,632,789
Net investment income	2,449,471	4,342,859
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^)	7,223,996	(39,256,732)
Forward foreign currency contracts	(6,160)	(5,332)
Foreign currency related transactions	(183,139)	(451,292)
Futures	—	(386,245)
Net realized gain (loss)	7,034,697	(40,099,601)
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued#)	(83,108,372)	(32,258,198)
Forward foreign currency contracts	1,058	(24,621)
Foreign currency related transactions	(49,266)	17,544
Futures	—	45,664
Net change in unrealized appreciation (depreciation)	(83,156,580)	(32,219,611)
Net realized and unrealized loss	(76,121,883)	(72,319,212)
Decrease in net assets resulting from operations	$(73,672,412)	$(67,976,353)
* Foreign taxes withheld	$513,545	$717,079
^ Foreign taxes on sale of Indian investments	$88,048	$—
# Foreign taxes accrued on Indian investments	$24,044	$—
See Accompanying Notes to Financial Statements
18

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global Equity Dividend Fund		Voya International High Dividend Low Volatility Fund
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
FROM OPERATIONS:
Net investment income	$582,208	$1,444,829	$92,298	$304,837
Net realized gain (loss)	(2,164,750)	118,109	(475,298)	(441,525)
Net change in unrealized appreciation (depreciation)	(5,940,022)	3,089,381	(1,176,519)	841,982
Increase (decrease) in net assets resulting from operations	(7,522,564)	4,652,319	(1,559,519)	705,294
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(452,252)	(2,907,623)	(77,023)	(474,759)
Class C	(24,665)	(699,331)	—	—
Class I	(60,306)	(543,429)	(82,572)	(484,211)
Class O(1)	—	(26,825)	—	—
Class P3	—	—	(35)	(65)
Class R6	—	—	(21)	—
Class W	(7,224)	(64,186)	—	—
Return of capital:
Class A	—	(33,693)	—	—
Class C	—	(7,800)	—	—
Class I	—	(5,413)	—	—
Class O(1)	—	(334)	—	—
Class W	—	(701)	—	—
Total distributions	(544,447)	(4,289,335)	(159,651)	(959,035)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	8,028,404	4,676,239	92,785	114,039
Reinvestment of distributions	480,879	3,637,661	159,651	959,035
	8,509,283	8,313,900	252,436	1,073,074
Cost of shares redeemed	(14,082,927)	(16,125,720)	(60,842)	(38,315)
Net increase (decrease) in net assets resulting from capital share transactions	(5,573,644)	(7,811,820)	191,594	1,034,759
Net increase (decrease) in net assets	(13,640,655)	(7,448,836)	(1,527,576)	781,018
NET ASSETS:
Beginning of year or period	58,091,452	65,540,288	9,714,143	8,933,125
End of year or period	$44,450,797	$58,091,452	$8,186,567	$9,714,143

(1)
Class O converted to Class A on November 22, 2019.

See Accompanying Notes to Financial Statements
19

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Multi-Manager Emerging Markets Equity Fund		Voya Multi-Manager International Equity Fund
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
FROM OPERATIONS:
Net investment income	$500,179	$3,718,200	$2,449,471	$9,390,863
Net realized gain (loss)	2,915,796	2,225,432	7,034,697	(568,795)
Net change in unrealized appreciation (depreciation)	(41,921,568)	51,348,054	(83,156,580)	45,471,135
Increase (decrease) in net assets resulting from operations	(38,505,593)	57,291,686	(73,672,412)	54,293,203
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(429,775)	(122,663)	—	—
Class C	(24,274)	—	—	—
Class I	(7,039,553)	(2,640,753)	(11,783,336)	(25,678,527)
Class P	(74)	—	(61)	—
Class P3	(226,699)	(36,027)	(322,090)	(275,951)
Class R	(2,317)	(428)	—	—
Class W	(1,328,376)	(506,564)	—	—
Total distributions	(9,051,068)	(3,306,435)	(12,105,487)	(25,954,478)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	79,320,518	117,125,885	129,781,905	184,894,942
Reinvestment of distributions	9,026,543	3,298,666	12,100,043	25,940,983
	88,347,061	120,424,551	141,881,948	210,835,925
Cost of shares redeemed	(93,396,032)	(118,285,047)	(136,389,492)	(129,092,189)
Net increase (decrease) in net assets resulting from capital share transactions	(5,048,971)	2,139,504	5,492,456	81,743,736
Net increase (decrease) in net assets	(52,605,632)	56,124,755	(80,285,443)	110,082,461
NET ASSETS:
Beginning of year or period	411,497,009	355,372,254	607,599,473	497,517,012
End of year or period	$358,891,377	$411,497,009	$527,314,030	$607,599,473

See Accompanying Notes to Financial Statements
20

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Multi-Manager International Factors Fund
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
FROM OPERATIONS:
Net investment income	$4,342,859	$11,798,597
Net realized loss	(40,099,601)	(10,666,124)
Net change in unrealized appreciation (depreciation)	(32,219,611)	32,060,206
Increase (decrease) in net assets resulting from operations	(67,976,353)	33,192,679
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class I	(12,637,487)	(21,511,340)
Class P	(98)	—
Class P3	(486,950)	(363,638)
Class W	(1,917,356)	(3,773,220)
Total distributions	(15,041,891)	(25,648,198)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	133,645,330	153,670,080
Reinvestment of distributions	15,041,891	25,648,198
	148,687,221	179,318,278
Cost of shares redeemed	(98,472,791)	(96,464,868)
Net increase in net assets resulting from capital share transactions	50,214,430	82,853,410
Net increase (decrease) in net assets	(32,803,814)	90,397,891
NET ASSETS:
Beginning of year or period	477,976,218	387,578,327
End of year or period	$445,172,404	$477,976,218
See Accompanying Notes to Financial Statements
21

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Equity Dividend Fund
Class A
04-30-20+	13.89	0.05 •	(1.87)	(1.82)	0.14	—	—	0.14	—	11.93	(13.08)	1.22	0.85	0.85	2.19	39,459	28
10-31-19	13.81	0.33	0.70	1.03	0.37	0.57	0.01	0.95	—	13.89	8.15	1.36	1.06	1.06	2.47	42,172	133
10-31-18	14.41	0.26 •	(0.60)	(0.34)	0.26	—	—	0.26	—	13.81	(2.39)	1.47	1.25	1.25	1.76	43,222	33
10-31-17	12.46	0.26	2.00	2.26	0.31	—	—	0.31	—	14.41	18.32	1.49	1.25	1.25	1.93	37,260	29
10-31-16	12.74	0.29	(0.27)	0.02	0.30	—	—	0.30	—	12.46	0.22	1.50	1.25	1.25	2.31	33,764	29
10-31-15	13.41	0.27	(0.67)	(0.40)	0.27	—	—	0.27	—	12.74	(2.99)(a)	1.54	1.25	1.25	2.01	40,159	25
Class C
04-30-20+	13.82	0.10 •	(1.96)	(1.86)	0.09	—	—	0.09	—	11.87	(13.48)	1.97	1.60	1.60	1.37	1,318	28
10-31-19	13.73	0.23	0.69	0.92	0.25	0.57	0.01	0.83	—	13.82	7.29	2.11	1.81	1.81	1.68	8,587	133
10-31-18	14.32	0.15	(0.58)	(0.43)	0.16	—	—	0.16	—	13.73	(3.07)	2.22	2.00	2.00	1.02	12,686	33
10-31-17	12.38	0.17	1.98	2.15	0.21	—	—	0.21	—	14.32	17.44	2.24	2.00	2.00	1.21	16,541	29
10-31-16	12.66	0.19	(0.26)	(0.07)	0.21	—	—	0.21	—	12.38	(0.53)	2.25	2.00	2.00	1.55	21,851	29
10-31-15	13.32	0.17	(0.66)	(0.49)	0.17	—	—	0.17	—	12.66	(3.72)(a)	2.29	2.00	2.00	1.26	25,594	25
Class I
04-30-20+	13.91	0.17 •	(1.98)	(1.81)	0.16	—	—	0.16	—	11.94	(13.02)	0.82	0.60	0.60	2.49	3,205	28
10-31-19	13.83	0.37	0.70	1.07	0.41	0.57	0.01	0.99	—	13.91	8.43	1.00	0.83	0.83	2.71	5,920	133
10-31-18	14.43	0.30	(0.60)	(0.30)	0.30	—	—	0.30	—	13.83	(2.15)	1.10	1.00	1.00	2.05	8,178	33
10-31-17	12.47	0.30	2.01	2.31	0.35	—	—	0.35	—	14.43	18.66	1.10	1.00	1.00	2.17	10,474	29
10-31-16	12.75	0.31	(0.26)	0.05	0.33	—	—	0.33	—	12.47	0.47	1.10	1.00	1.00	2.55	8,598	29
10-31-15	13.43	0.30	(0.67)	(0.37)	0.31	—	—	0.31	—	12.75	(2.80)(a)	1.14	1.00	1.00	2.24	9,447	25
Class W
04-30-20+	15.61	0.19 •	(2.22)	(2.03)	0.15	—	—	0.15	—	13.43	(12.97)	0.97	0.60	0.60	2.43	469	28
10-31-19	15.40	0.41 •	0.79	1.20	0.41	0.57	0.01	0.99	—	15.61	8.41	1.11	0.81	0.81	2.72	984	133
10-31-18	16.03	0.33 •	(0.66)	(0.33)	0.30	—	—	0.30	—	15.40	(2.13)	1.22	1.00	1.00	2.05	1,043	33
10-31-17	13.82	0.33	2.23	2.56	0.35	—	—	0.35	—	16.03	18.64	1.24	1.00	1.00	2.22	1,293	29
10-31-16	14.09	0.34	(0.28)	0.06	0.33	—	—	0.33	—	13.82	0.49	1.25	1.00	1.00	2.53	1,144	29
10-31-15	14.80	0.34	(0.75)	(0.41)	0.30	—	—	0.30	—	14.09	(2.76)(a)	1.29	1.00	1.00	2.29	1,181	25
Voya International High Dividend Low Volatility Fund
Class A
04-30-20+	9.75	0.09 •	(1.66)	(1.57)	0.15	—	—	0.15	—	8.03	(16.20)	1.85	0.90	0.90	1.88	4,102	28
10-31-19	10.10	0.30	0.39	0.69	0.31	0.73	—	1.04	—	9.75	7.72	1.73	0.89	0.89	3.18	4,860	60
10-31-18	11.73	0.32	(1.06)	(0.74)	0.58	0.31	—	0.89	—	10.10	(6.95)	1.72	0.85	0.85	2.85	4,470	129
12-06-16(4) - 10-31-17	10.00	0.24 •	1.51	1.75	0.02	—	—	0.02	—	11.73	17.49	2.20	0.85	0.85	2.41	4,847	35
See Accompanying Notes to Financial Statements
22

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya International High Dividend Low Volatility Fund (continued)
Class I
04-30-20+	9.75	0.10 •	(1.64)	(1.54)	0.17	—	—	0.17	—	8.04	(15.98)	1.70	0.65	0.65	2.13	4,079	28
10-31-19	10.10	0.33 •	0.39	0.72	0.34	0.73	—	1.07	—	9.75	8.02	1.58	0.64	0.64	3.44	4,851	60
10-31-18	11.76	0.35	(1.07)	(0.72)	0.63	0.31	—	0.94	—	10.10	(6.80)	1.57	0.60	0.60	3.10	4,463	129
12-06-16(4) - 10-31-17	10.00	0.26 •	1.52	1.78	0.02	—	—	0.02	—	11.76	17.81	2.03	0.60	0.60	2.66	4,732	35
Class P3
04-30-20+	9.84	0.13 •	(1.66)	(1.53)	0.11	—	—	0.11	—	8.20	(15.66)	2.76	0.00 *	0.00 *	2.79	3	28
02-28-19(4) - 10-31-19	9.63	0.30 •	0.12	0.42	0.21	—	—	0.21	—	9.84	4.41	2.58	0.00 *	0.00 *	4.72	3	60
Class R6
02-28-20(4) - 04-30-20+	8.98	0.19 •	(1.06)	(0.88)	0.06	—	—	0.06	—	8.04	(9.71)	2.76	0.62	0.62	4.68	3	28
Voya Multi-Manager Emerging Markets Equity Fund
Class A
04-30-20+	12.31	(0.00)*	(1.63)	(1.63)	0.17	0.07	—	0.24	—	10.44	(13.61)	1.61	1.51	1.51	(0.09)	19,069	23
10-31-19	10.64	0.07	1.66	1.73	0.06	—	—	0.06	—	12.31	16.36	1.76	1.57	1.57	0.58	22,672	71
10-31-18	13.17	0.09	(2.48)	(2.39)	0.14	—	—	0.14	—	10.64	(18.31)	1.77	1.57	1.57	0.60	21,470	53
10-31-17	10.00	0.07	3.16	3.25	0.08	—	—	0.08	—	13.17	32.77	1.80	1.59	1.59	0.56	29,254	51
10-31-16	9.33	0.08	0.69	0.77	0.10	—	—	0.10	—	10.00	8.41	1.90	1.59	1.59	0.73	23,604	47
10-31-15	11.55	0.09	(2.19)	(2.10)	0.12	—	—	0.12	—	9.33	(18.30)(b)	1.82	1.60	1.60	0.78	25,071	74
Class C
04-30-20+	12.21	(0.05)•	(1.64)	(1.69)	0.05	0.07	—	0.12	—	10.40	(14.01)	2.36	2.26	2.26	(0.85)	569	23
10-31-19	10.56	(0.04)•	1.69	1.65	—	—	—	—	—	12.21	15.63	2.51	2.32	2.32	(0.31)	2,521	71
10-31-18	13.09	(0.02)	(2.45)	(2.47)	0.06	—	—	0.06	—	10.56	(18.97)	2.52	2.32	2.32	(0.18)	3,581	53
10-31-17	9.94	(0.03)•	3.18	3.15	0.00*	—	—	0.00*	—	13.09	31.74	2.55	2.34	2.34	(0.27)	4,419	51
10-31-16	9.26	0.01	0.70	0.71	0.03	—	—	0.03	—	9.94	7.69	2.65	2.34	2.34	(0.03)	4,205	47
10-31-15	11.44	0.00 *•	(2.17)	(2.17)	0.01	—	—	0.01	—	9.26	(18.96)(b)	2.57	2.35	2.35	0.02	4,420	74
Class I
04-30-20+	12.35	0.02	(1.62)	(1.60)	0.22	0.07	—	0.29	—	10.46	(13.42)	1.15	1.15	1.15	0.27	269,752	23
10-31-19	10.68	0.12	1.66	1.78	0.11	—	—	0.11	—	12.35	16.79	1.30	1.22	1.22	1.01	315,161	71
10-31-18	13.22	0.14 •	(2.49)	(2.35)	0.19	—	—	0.19	—	10.68	(18.06)	1.32	1.22	1.22	1.11	269,739	53
10-31-17	10.04	0.11	3.18	3.29	0.11	—	—	0.11	—	13.22	33.22	1.33	1.24	1.24	0.96	215,037	51
10-31-16	9.36	0.10	0.71	0.81	0.13	—	—	0.13	—	10.04	8.89	1.35	1.24	1.24	1.05	166,301	47
10-31-15	11.61	0.12 •	(2.20)	(2.08)	0.17	—	—	0.17	—	9.36	(18.06)(b)	1.34	1.25	1.25	1.14	199,847	74
Class P
04-30-20+	12.44	0.08 •	(1.66)	(1.58)	0.21	0.07	—	0.28	—	10.58	(13.09)	1.80	0.16	0.16	1.26	3	23
02-28-19(4) - 10-31-19	12.00	0.18 •	0.26	0.44	—	—	—	—	—	12.44	6.05	1.96	0.15	0.15	2.27	3	71
See Accompanying Notes to Financial Statements
23

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager Emerging Markets Equity Fund (continued)
Class P3
04-30-20+	12.56	0.09 •	(1.66)	(1.57)	0.22	0.07	—	0.29	—	10.70	(12.95)	1.15	0.01	0.01	1.46	10,734	23
10-31-19	10.73	0.29 •	1.65	1.94	0.11	—	—	0.11	—	12.56	18.22	1.30	0.00 *	0.00 *	2.46	9,275	71
06-01-18(4) - 10-31-18	12.95	0.15 •	(2.37)	(2.22)	—	—	—	—	—	10.73	(17.14)	1.31	0.00 *	0.00 *	2.98	3,456	53
Class R
04-30-20+	12.32	(0.02)•	(1.62)	(1.64)	0.15	0.07	—	0.22	—	10.46	(13.68)	1.86	1.76	1.76	(0.35)	115	23
10-31-19	10.66	0.04	1.66	1.70	0.04	—	—	0.04	—	12.32	16.05	2.01	1.82	1.82	0.44	139	71
10-31-18	13.20	0.04	(2.46)	(2.42)	0.12	—	—	0.12	—	10.66	(18.51)	2.02	1.82	1.82	0.39	101	53
10-31-17	10.03	0.04	3.19	3.23	0.06	—	—	0.06	—	13.20	32.44	2.05	1.84	1.84	0.34	103	51
10-31-16	9.28	0.07 •	0.68	0.75	—	—	—	—	—	10.03	8.08	2.15	1.84	1.84	0.81	71	47
10-31-15	11.48	0.06 •	(2.17)	(2.11)	0.09	—	—	0.09	—	9.28	(18.49)(b)	2.07	1.85	1.85	0.60	6	74
Class W
04-30-20+	12.33	0.01*	(1.63)	(1.62)	0.20	0.07	—	0.27	—	10.44	(13.53)	1.36	1.26	1.26	0.15	58,650	23
10-31-19	10.66	0.10	1.67	1.77	0.10	—	—	0.10	—	12.33	16.70	1.51	1.32	1.32	0.83	61,726	71
10-31-18	13.19	0.10	(2.46)	(2.36)	0.17	—	—	0.17	—	10.66	(18.10)	1.52	1.32	1.32	0.86	57,026	53
10-31-17	10.02	0.10	3.17	3.27	0.10	—	—	0.10	—	13.19	33.06	1.55	1.34	1.34	0.85	65,369	51
10-31-16	9.34	0.09	0.71	0.80	0.12	—	—	0.12	—	10.02	8.75	1.65	1.34	1.34	1.03	27,824	47
10-31-15	11.58	0.12 •	(2.20)	(2.08)	0.16	—	—	0.16	—	9.34	(18.09)(b)	1.57	1.35	1.35	1.16	22,938	74
Voya Multi-Manager International Equity Fund
Class I
04-30-20+	11.47	0.05 •	(1.74)	(1.69)	0.23	—	—	0.23	—	9.55	(15.11)	0.91	0.91	0.91	0.87	508,013	36
10-31-19	10.98	0.18	0.89	1.07	0.18	0.40	—	0.58	—	11.47	10.53	0.96	0.96	0.96	1.69	592,938	51
10-31-18	12.32	0.16	(1.22)	(1.06)	0.21	0.07	—	0.28	—	10.98	(8.83)	0.97	0.97	0.97	1.36	492,439	45
10-31-17	10.29	0.17	2.05	2.22	0.19	—	—	0.19	—	12.32	21.93	0.98	0.96	0.96	1.42	514,422	143
10-31-16	10.87	0.17	(0.51)	(0.34)	0.14	0.10	—	0.24	—	10.29	(3.14)	0.96	0.94	0.94	1.61	514,051	39
10-31-15	11.67	0.15	(0.24)	(0.09)	0.26	0.45	—	0.71	—	10.87	(0.45)	0.98	0.96	0.96	1.34	538,662	66
Class P
04-30-20+	11.53	0.09 •	(1.76)	(1.67)	0.22	—	—	0.22	—	9.64	(14.85)	2.09	0.15	0.15	1.66	3	36
02-28-19(4) - 10-31-19	11.00	0.23 •	0.30	0.53	—	—	—	—	—	11.53	6.07	2.12	0.15	0.15	3.03	3	51
Class P3
04-30-20 +	11.63	0.10 •	(1.77)	(1.67)	0.23	—	—	0.23	—	9.73	(14.72)	0.91	0.00 *	0.00 *	1.85	19,299	36
10-31-19	11.03	0.30 •	0.88	1.18	0.18	0.40	—	0.58	—	11.63	11.52	0.96	0.00 *	0.00 *	2.74	14,658	51
06-01-18(4) - 10-31-18	12.35	0.09 •	(1.41)	(1.32)	—	—	—	—	—	11.03	(10.69)	0.97	0.00 *	0.00 *	1.85	5,078	45
See Accompanying Notes to Financial Statements
24

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager International Factors Fund
Class I
04-30-20+	9.64	0.09 •	(1.49)	(1.40)	0.31	—	—	0.31	—	7.93	(15.11)	0.78	0.75	0.75	1.91	373,859	49
10-31-19	9.57	0.26 •	0.46	0.72	0.26	0.39	—	0.65	—	9.64	8.25	0.81	0.75	0.75	2.76	403,512	58
10-31-18	11.06	0.24	(1.08)	(0.84)	0.33	0.32	—	0.65	—	9.57	(8.02)	0.84	0.75	0.75	2.31	326,126	55
10-31-17	9.07	0.20	1.93	2.13	0.14	—	—	0.14	—	11.06	23.83	0.86	0.79	0.79	1.95	331,871	213
10-31-16	9.59	0.13	(0.41)	(0.28)	0.10	0.14	—	0.24	—	9.07	(2.87)	0.96	0.95	0.95	1.37	308,486	84
10-31-15	11.00	0.12 •	0.03	0.15	0.10	1.46	—	1.56	—	9.59	2.10	0.97	0.95	0.95	1.20	330,601	85
Class P
04-30-20+	9.68	0.11 •	(1.50)	(1.39)	0.30	—	—	0.30	—	7.99	(14.89)	1.98	0.15	0.15	2.43	3	49
02-28-19(4) - 10-31-19	9.00	0.23 •	0.45	0.68	—	—	—	—	—	9.68	4.42	2.14	0.15	0.15	3.66	3	58
Class P3
04-30-20+	9.75	0.12 •	(1.51)	(1.39)	0.31	—	—	0.31	—	8.05	(14.83)	0.78	0.01	0.01	2.68	15,330	49
10-31-19	9.60	0.33 •	0.47	0.80	0.26	0.39	—	0.65	—	9.75	9.11	0.81	0.00 *	0.00 *	3.51	13,902	58
06-01-18(4) - 10-31-18	10.66	0.10 •	(1.16)	(1.06)	—	—	—	—	—	9.60	(9.94)	0.84	0.00 *	0.00 *	2.27	5,242	55
Class W
04-30-20+	9.64	0.07 •	(1.47)	(1.40)	0.31	—	—	0.31	—	7.93	(15.11)	0.96	0.75	0.75	1.62	55,980	49
10-31-19	9.57	0.26	0.46	0.72	0.26	0.39	—	0.65	—	9.64	8.25	0.99	0.75	0.75	2.77	60,559	58
10-31-18	11.05	0.24	(1.07)	(0.83)	0.33	0.32	—	0.65	—	9.57	(7.93)	0.96	0.75	0.75	2.29	56,210	55
10-31-17	9.07	0.20	1.92	2.12	0.14	—	—	0.14	—	11.05	23.71	0.97	0.79	0.79	2.16	63,135	213
10-31-16	9.59	0.12 •	(0.40)	(0.28)	0.10	0.14	—	0.24	—	9.07	(2.88)	1.19	0.95	0.95	1.37	26,176	84
10-31-15	11.00	0.12 •	0.03	0.15	0.10	1.46	—	1.56	—	9.59	2.10	1.10	0.95	0.95	1.26	21,495	85

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

(a)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, total return for Voya Global Equity Dividend Fund would have been (3.88)%, (4.59)%, (3.67)% and (3.62)% for Classes A, C, I and W, respectively.

(b)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, total return for Voya Multi-Manager Emerging Markets Equity Fund would have been (18.57)%, (19.23)%, (18.33)%, (18.76)% and (18.36)% for Classes A, C, I, R and W, respectively.

+
Unaudited.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
25

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited)

NOTE 1 — ORGANIZATION
Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are twelve separate active investment series, six of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya Global Equity Dividend Fund (“Global Equity Dividend”), Voya International High Dividend Low Volatility Fund (“International High Dividend Low Volatility”), Voya Multi-Manager Emerging Markets Equity Fund (“Multi-Manager Emerging Markets Equity”), Voya Multi-Manager International Equity Fund (“Multi-Manager International Equity”) and Voya Multi-Manager International Factors Fund (“Multi-Manager International Factors”). Each Fund is a diversified series of the Trust.
Each Fund offers at least one or more of the following classes of shares: Class A, Class C, Class I, Class P, Class P3, Class R, Class R6, and Class W. At the close of business on November 22, 2019, all outstanding Class O shares of Global Equity Dividend were converted to Class A shares of the Fund. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees, and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Beginning on January 2, 2020, Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares ten years after purchase.
Voya Investments, LLC (“Voya Investments”) or the (“Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to Global Equity Dividend and International High Dividend Low Volatility. Voya IM also serves as the sub-adviser to a sleeve for Multi-Manager Emerging Markets Equity and Multi-Manager International Factors. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on

26

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant

27

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

unobservable inputs, including each sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included within the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally,

28

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party

29

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of April 30, 2020, the maximum amount of loss that Multi-Manager Emerging Markets Equity, Multi-Manager International Equity and Multi-Manager International Factors would incur if the counterparty to its derivative transactions failed to perform would be $829, $6,462, and $3,163, respectively, on open forward foreign currency contracts. No cash collateral was pledged by any counterparty to the Funds as of April 30, 2020.
The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and/or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds Master Agreements.
Global Equity Dividend, Multi-Manager Emerging Markets Equity, Multi-Manager International Equity and Multi-Manager International Factors had a liability position of  $65, $678, $2,904, and $27,784 on open forward foreign currency contracts with credit related contingent features, respectively. If a contingent feature would have been triggered as of April 30, 2020, the Funds could have been required to pay this amount in cash to its counterparties. The Funds did not post any cash collateral as of April 30, 2020.
E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Global Equity Dividend, Multi-Manager Emerging Markets Equity, Multi-Manager International Equity and Multi-Manager International Factors used forward foreign currency contracts primarily to protect its non-U.S. dollar denominated holdings from adverse currency movements. During the period ended April 30, 2020, the Funds had an average contract amount on forward foreign currency contracts to buy and sell as disclosed below.
	Buy	Sell
Global Equity Dividend	$—	$7,820
Multi-Manager Emerging Markets Equity	573,444	—
Multi-Manager International Equity	3,586,130	252,041
Multi-Manager International Factors	2,312,016	4,564,885
Please refer to the tables within the Portfolios of Investments for open forward foreign currency contracts at April 30, 2020 for the Funds.
Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended April 30, 2020, Multi-Manager Emerging Markets Equity and Multi-Manager International Factors had purchased futures contracts on equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the

30

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the period ended April 30, 2020, Multi-Manager Emerging Markets Equity and Multi-Manager International Factors had an average notional value on futures contracts purchased as disclosed below.
Purchased
Multi-Manager Emerging Markets Equity	$1,147,568
Multi-Manager International Factors	3,995,452
Please refer to the tables within the Portfolios of Investments for Multi-Manager Emerging Markets Equity and Multi-Manager International Factors for open futures contracts at April 30, 2020.
F. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund declares and pays dividends and capital gain distributions, if any, annually (except for Global Equity Dividend and International High Dividend Low Volatility, which pay dividends, if any, quarterly). The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

31

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

K. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the period ended April 30, 2020, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
	Purchases	Sales
Global Equity Dividend	$14,785,226	$20,289,027
International High Dividend Low Volatility	2,637,873	2,533,564
Multi-Manager Emerging Markets Equity	84,582,655	99,938,628
Multi-Manager International Equity	194,762,530	207,916,679
Multi-Manager International Factors	258,668,830	218,631,114
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Board approved a change to reflect that Voya Investments, the Investment Adviser to Multi-Manager Emerging Markets Equity, Multi-Manager International Equity and Multi-Manager International Factors, may, from time to time, directly manage a portion of each Fund’s investment portfolio. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates. The Investment Adviser is contractually obligated to waive the management fee for Class P shares of Multi-Manager Emerging Markets Equity, Multi-Manager International Equity, and Multi-Manager International Factors. These waivers are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
Fund	As a Percentage of Average Daily Net Assets
Global Equity Dividend	0.50%
Fund	As a Percentage of Average Daily Net Assets
International High Dividend Low Volatility	0.50%
Multi-Manager Emerging Markets Equity	Direct Investments 1.10%; Passively Managed Assets 0.70%
Multi-Manager International Equity	0.85%
Multi-Manager International Factors(1)	0.65%

(1)
The Investment Adviser has contractually agreed to waive 0.01% of the management fee for Multi-Manager International Factors. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage each respective Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations. The sub-adviser of each Fund is as follows (*denotes an affiliated sub-adviser):
Fund	Sub-Adviser
Global Equity Dividend	Voya IM*
International High Dividend Low Volatility	Voya IM*
Multi-Manager Emerging Markets Equity	Delaware Investments Fund Advisers, Van Eck Associates Corporation and Voya IM*
Multi-Manager International Equity	Baillie Gifford Overseas Limited, Lazard Asset Management LLC, Polaris Capital Management, LLC and Wellington Management Company LLP
Multi-Manager International Factors	PanAgora Asset Management, Inc. and Voya IM*
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds, except Class I, Class P, Class P3, Class R6 and Class W, has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the

32

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

Distributor. Under the Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
	Class A	Class C	Class R
Global Equity Dividend	0.25%	1.00%	N/A
International High Dividend Low Volatility	0.25%	N/A	N/A
Multi-Manager Emerging Markets Equity	0.25%	1.00%	0.50%
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended April 30, 2020, the Distributor retained the following amounts in sales charges from the following Funds:
	Class A	Class C
Initial Sales Charges:
Global Equity Dividend	$527	$—
International High Dividend Low Volatility	293	—
Multi-Manager Emerging Markets Equity	338	—
Contingent Deferred Sales Charges:
Global Equity Dividend	$—	$3
International High Dividend Low Volatility	3,913	—
Multi-Manager Emerging Markets Equity	30	—
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At April 30, 2020, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Global Diversified Payment Fund	Multi-Manager Emerging Markets Equity	6.95%
	Multi-Manager International Equity	5.38
	Multi-Manager International Factors	10.33
Voya Investment Management Co. LLC	International High Dividend Low Volatility	96.99
Voya Solution 2025 Portfolio	Multi-Manager Emerging Markets Equity	7.16
	Multi-Manager International Equity	8.31
	Multi-Manager International Factors	14.74
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Solution 2035 Portfolio	Multi-Manager Emerging Markets Equity	12.63
	Multi-Manager International Equity	17.11
	Multi-Manager International Factors	15.16
Voya Solution 2045 Portfolio	Multi-Manager Emerging Markets Equity	11.13
	Multi-Manager International Equity	16.17
	Multi-Manager International Factors	11.44
Voya Solution 2055 Portfolio	Multi-Manager International Equity	6.31
Voya Solution Moderately Aggressive Portfolio	Multi-Manager Emerging Markets Equity	7.09
	Multi-Manager International Equity	7.69
	Multi-Manager International Factors	5.66
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may request that the Funds’ sub-advisers use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture on the Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect

33

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

net assets of the Funds, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
Effective January 1, 2020, the Funds may pay fees to affiliates of Voya Investments, for recordkeeping services provided on certain assets.
NOTE 7 — LICENSING FEE
Multi-Manager Emerging Markets Equity and Multi-Manager International Factors pay an annual licensing fee to FTSE International Limited.
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
Fund	Class A	Class C	Class I	Class P	Class P3	Class R	Class R6	Class W
Global Equity Dividend	0.85%	1.60%	0.60%	N/A	N/A	N/A	N/A	0.60%
International High Dividend Low Volatility	0.90%	N/A	0.65%	N/A	0.00%	N/A	0.62%	N/A
Multi-Manager Emerging Markets Equity	1.60%	2.35%	1.35%	0.15%	0.00%	1.85%	N/A	1.35%
Multi-Manager International Equity	N/A	N/A	0.97%	0.15%	0.00%	N/A	N/A	N/A
Multi-Manager International Factors	N/A	N/A	0.75%	0.15%	0.00%	N/A	N/A	0.75%
Pursuant to a side letter agreement, through March 1, 2021, the Investment Adviser has further lowered the expense limits for the following Fund. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side letter agreement will continue. Termination or modification of this obligation requires approval by the Board.
Fund	Class A	Class C	Class I	Class R	Class W
Multi-Manager Emerging Markets Equity	1.50%	2.25%	1.15%	1.75%	1.25%
Unless otherwise specified above and with the exception of the non-recoupable management fee waivers for certain Funds, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of April 30, 2020, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:
	April 30,
	2021	2022	2023	Total
Global Equity Dividend	$—	$—	$125,551	$125,551
International High Dividend Low Volatility	118,655	68,740	86,332	273,727
Multi-Manager Emerging Markets Equity	208,770	310,275	190,059	709,104
Multi-Manager International Equity	—	52,376	136,605	188,981
Multi-Manager International Factors	273,858	382,174	247,946	903,978
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of April 30, 2020, are as follows:
	April 30,
	2021	2022	2023	Total
Global Equity Dividend
Class A	$—	$—	$58,764	$58,764
Class C	—	—	9,071	9,071
Class W	—	—	1,321	1,321
International High Dividend Low Volatility
Class I	4,902	4,890	4,456	14,248
Class R6	—	—	5	5
Multi-Manager Emerging Markets Equity
Class A	33,536	23,198	22,369	79,103
Class C	5,080	3,577	2,043	10,700
Class P	—	3	18	21
Class R	117	103	133	353
Class W	75,477	59,241	53,159	187,877
Multi-Manager International Equity
Class P	—	5	35	40
Multi-Manager International Factors
Class P	—	5	37	42
Class W	72,620	84,358	94,187	251,165
The expense limitation agreements are contractual through March 1, 2021 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.

34

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 9 — LINE OF CREDIT
Effective May 17, 2019, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through May 15, 2020. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 17, 2019, the predecessor line of credit was for an aggregate amount of $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 17, 2019.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Funds utilized the line of credit during the period ended April 30, 2020:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Multi-Manager Emerging Markets Equity	18	$4,053,722	2.22%
Multi-Manager International Equity	3	12,672,667	2.57
Multi-Manager International Factors(1)	5	20,112,800	2.55

(1)
At April 30, 2020, Multi-Manager International Factors had an outstanding balance of  $7,485,000.

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Global Equity Dividend
Class A
4/30/2020	524,666	—	34,329	(317,508)	30,876	272,363	7,491,755	—	399,004	(4,065,812)	433,494	4,258,441
10/31/2019	236,328	—	195,767	(525,329)	—	(93,234)	3,155,757	—	2,538,459	(7,070,263)	—	(1,376,047)
Class C
4/30/2020	2,975	—	1,606	(514,929)	—	(510,348)	40,849	—	21,404	(7,338,411)	—	(7,276,158)
10/31/2019	10,100	—	51,538	(364,503)	—	(302,865)	130,806	—	658,428	(4,857,295)	—	(4,068,061)
Class I
4/30/2020	18,483	—	4,516	(180,240)	—	(157,241)	240,177	—	53,314	(2,156,504)	—	(1,863,013)
10/31/2019	103,451	—	26,962	(295,990)	—	(165,577)	1,374,976	—	350,286	(4,034,677)	—	(2,309,415)
Class O(1)
4/30/2020	43	—	—	(74)	(30,854)	(30,885)	600	—	—	(1,033)	(433,494)	(433,927)
10/31/2019	1,072	—	2,058	(2,141)	—	989	14,500	—	26,723	(28,603)	—	12,620
Class W
4/30/2020	16,768	—	506	(45,358)	—	(28,084)	255,023	—	7,157	(521,167)	—	(258,987)
10/31/2019	13	—	4,386	(9,082)	—	(4,683)	200	—	63,765	(134,882)	—	(70,917)
International High Dividend Low Volatility
Class A
4/30/2020	9,773	—	8,747	(6,594)	—	11,926	81,704	—	77,023	(55,838)	—	102,889
10/31/2019	8,246	—	51,703	(3,977)	—	55,972	81,039	—	474,759	(38,238)	—	517,560
Class I
4/30/2020	975	—	9,403	(520)	—	9,858	8,081	—	82,572	(5,004)	—	85,649
10/31/2019	3,102	—	52,655	(8)	—	55,749	30,000	—	484,211	(77)	—	514,134
Class P3
4/30/2020	—	—	4	—	—	4	—	—	35	—	—	35
10/31/2019	311	—	7	—	—	318	3,000	—	65	—	—	3,065
Class R6
2/28/2020(2) - 4/30/2020	334	—	3	—	—	337	3,000	—	21	—	—	3,021
Multi-Manager Emerging Markets Equity
Class A
4/30/2020	178,595	—	32,076	(225,917)	—	(15,246)	2,181,690	—	407,323	(2,558,817)	—	30,196
10/31/2019	154,182	—	10,787	(341,618)	—	(176,649)	1,814,573	—	115,311	(3,972,382)	—	(2,042,498)
Class C
4/30/2020	2,325	—	1,905	(156,079)	—	(151,849)	26,857	—	24,201	(1,947,726)	—	(1,896,668)
10/31/2019	7,078	—	—	(139,498)	—	(132,420)	79,701	—	—	(1,585,037)	—	(1,505,336)
35

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 10 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Multi-Manager Emerging Markets Equity (continued)
Class I
4/30/2020	3,860,808	—	553,970	(4,135,919)	—	278,859	41,333,710	—	7,039,525	(50,713,244)	—	(2,340,009)
10/31/2019	8,076,571	—	247,028	(8,062,690)	—	260,909	95,702,773	—	2,640,725	(93,605,832)	—	4,737,666
Class P
4/30/2020	—	—	6	—	—	6	—	—	72	—	—	72
2/28/2019(2) - 10/31/2019	256	—	—	—	—	256	3,000	—	—	—	—	3,000
Class P3
4/30/2020	355,552	—	17,522	(108,140)	—	264,934	4,110,212	—	226,699	(1,337,783)	—	2,999,128
10/31/2019	845,943	—	3,348	(432,840)	—	416,451	10,074,991	—	36,027	(5,144,314)	—	4,966,704
Class R
4/30/2020	1,486	—	32	(1,774)	—	(256)	16,571	—	402	(20,950)	—	(3,977)
10/31/2019	2,725	—	6	(961)	—	1,770	31,811	—	64	(11,187)	—	20,688
Class W
4/30/2020	3,403,936	—	104,693	(2,896,190)	—	612,439	31,651,478	—	1,328,321	(36,817,512)	—	(3,837,713)
10/31/2019	815,843	—	47,429	(1,206,172)	—	(342,900)	9,419,036	—	506,539	(13,966,295)	—	(4,040,720)
Multi-Manager International Equity
Class I
4/30/2020	12,468,151	—	989,739	(11,922,663)	—	1,535,227	120,994,249	—	11,777,892	(134,452,169)	—	(1,680,028)
10/31/2019	15,653,931	—	2,579,400	(11,382,972)	—	6,850,359	172,671,778	—	25,665,032	(125,292,178)	—	73,044,632
Class P
4/30/2020	—	—	5	—	—	5	—	—	61	—	—	61
2/28/2019(2) - 10/31/2019	276	—	—	—	—	276	3,000	—	—	—	—	3,000
Class P3
4/30/2020	865,711	—	26,663	(168,178)	—	724,196	8,787,656	—	322,090	(1,937,323)	—	7,172,423
10/31/2019	1,112,553	—	27,568	(340,475)	—	799,646	12,220,164	—	275,951	(3,800,011)	—	8,696,104
Multi-Manager International Factors
Class I
4/30/2020	11,122,352	—	1,304,178	(7,131,103)	—	5,295,427	96,475,835	—	12,637,487	(60,803,433)	—	48,309,889
10/31/2019	14,015,366	—	2,492,623	(8,719,655)	—	7,788,334	130,670,597	—	21,511,340	(80,757,331)	—	71,424,606
Class P
4/30/2020
2/28/2019(2) -	—	—	10	—	—	10	—	—	98	—	—	98
10/31/2019	324	—	—	—	—	324	3,000	—	—	—	—	3,000
Class P3
4/30/2020	789,895	—	49,638	(361,312)	—	478,221	6,784,149	—	486,950	(3,175,463)	—	4,095,636
10/31/2019	1,238,822	—	41,942	(400,391)	—	880,373	11,480,241	—	363,638	(3,755,083)	—	8,088,796
Class W
4/30/2020	4,175,754	—	197,870	(3,593,510)	—	780,114	30,385,346	—	1,917,356	(34,493,895)	—	(2,191,193)
10/31/2019	1,261,829	—	437,221	(1,289,342)	—	409,708	11,516,242	—	3,773,220	(11,952,454)	—	3,337,008

(1)
Class O converted to Class A on November 22, 2019.

(2)
Commencement of operations.

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit,

36

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 11 — SECURITIES LENDING (continued)

time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a fund.
The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of April 30, 2020:
Global Equity Dividend
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Daiwa Capital Markets America Inc.	$1,759	$(1,759)	$—
Janney Montgomery Scott LLC	53,071	(53,071)	—
Total	$54,830	$(54,830)	$—

(1)
Cash collateral with a fair value of  $55,969 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager Emerging Markets Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$12,680	$(12,680)	$—
Barclays Capital Inc.	302,956	(302,956)	—
BofA Securities Inc.	8,625	(8,625)	—
Cantor Fitzgerald & Co	110,142	(110,142)	—
Citigroup Global Markets Inc.	1,226	(1,226)	—
Deutsche Bank Securities Inc.	1,176	(1,176)	—
Goldman Sachs & Co. LLC	243,717	(243,717)	—
J.P. Morgan Securities LLC	108,442	(108,442)	—
National Bank of Canada Financial Inc.	441,288	(441,288)	—
RBC Capital Markets, LLC	16,323	(16,323)	—
Scotia Capital (USA) Inc.	1,272	(1,272)	—
Wells Fargo Securities LLC	2,625	(2,625)	—
Total	$1,250,472	$(1,250,472)	$—

(1)
Cash collateral with a fair value of  $1,286,073 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager International Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Cantor Fitzgerald & Co	$251,300	$(251,300)	$—
Total	$251,300	$(251,300)	$—

(1)
Cash collateral with a fair value of  $257,503 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager International Factors
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
NBC Global Finance Limited	$649,318	$(649,318)	$—
Total	$649,318	$(649,318)	$—

(1)
Cash collateral with a fair value of  $681,816 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

37

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended October 31, 2019			Year Ended October 31, 2018
	Ordinary Income	Long-term Capital Gains	Return of Capital	Ordinary Income	Long-term Capital Gains
Global Equity Dividend	$1,599,437	$2,641,957	$47,941	$1,261,823	$—
International High Dividend Low Volatility	312,605	646,430	—	752,602	7,843
Multi-Manager Emerging Markets Equity	3,306,435	—	—	4,224,638	—
Multi-Manager International Equity	8,635,022	17,319,456	—	11,581,280	—
Multi-Manager International Factors	11,712,446	13,935,752	—	23,311,560	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2019 were:
				Capital Loss Carryforwards
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
Global Equity Dividend	$—	$—	$3,067,706	$(748,125)	Long-term	None
International High Dividend Low Volatility	78,060	—	141,655	(286,367)	Short-term	None
				(193,995)	Long-term	None
				$(480,362)
Multi-Manager Emerging Markets Equity	6,502,075	2,176,679	27,102,509	—	—	—
Multi-Manager International Equity	11,144,380	—	42,935,819	(670,484)	Short-term	None
Multi-Manager International Factors	13,778,093	—	16,322,472	(12,233,045)	Short-term	None
The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of April 30, 2020, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2014.
NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Fund’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Fund.
NOTE 14 — LIQUIDITY
Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Funds have established a liquidity risk management program to govern their approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Funds’ Adviser, Voya Investments, LLC, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, each Fund’s liquidity risk.

38

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 14 — LIQUIDITY (continued)

The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re-classification, as necessary) of a Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding a Fund’s shareholder base, characteristics of its investments, access to borrowing arrangements and historical redemptions to determine whether a Fund will be able to meet its redemption obligations in a timely manner.
During the period covered by the report, December 1, 2018 through December 31, 2019, the Program supported the Funds’ ability to honor redemption requests timely and the Program Administrator’s management of each Fund’s liquidity risk, including during any periods of market volatility and net redemptions.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to each Fund’s prospectus for more information regarding each Fund’s exposure to liquidity risk and other risks.
NOTE 15 — MARKET DISRUPTION
A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the recent COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Funds.
Any of these occurrences could disrupt the operations of a Fund and of the Funds’ service providers.
NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS
In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Funds have concluded that the adoption of the new accounting principle does not materially impact the financial statement amounts and is not applicable given the Funds do not hold callable debt securities.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Funds have elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Funds’ financial statements. The Funds plan to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Funds are currently evaluating the impact of these changes on the financial statements.
NOTE 17 — SUBSEQUENT EVENTS
Reorganization: The Board approved a proposal to reorganize Global Equity Dividend (the “Merging Fund”) with and into Voya Global High Dividend Low Volatility Fund, which is not included in this report, (the “Reorganization”). The proposed Reorganization is subject to approval by shareholders of the Merging Fund at a shareholder meeting scheduled to be held on or about

39

NOTES TO FINANCIAL STATEMENTS as of April 30, 2020 (Unaudited) (continued)

NOTE 17 — SUBSEQUENT EVENTS (continued)

September 1, 2020. The Merging Fund will notify its shareholders if shareholder approval of its proposed Reorganization is not obtained. If shareholder approval of the Reorganization is obtained, it is expected that the Reorganization will take place on or about September 18, 2020.
Sub-Adviser removal: On May 14, 2020, the Board approved the removal of Lazard Asset Management LLC as a sub-adviser for Multi-Manager International Equity, effective on or about July 27, 2020.
Line of Credit renewal: Effective May 15, 2020, the funds to which the Credit Agreement is available have entered into a renewed Credit Agreement with BNY for an aggregate amount of  $400,000,000 and will continue to pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. The Board approved this renewal on May 14, 2020.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

40

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Dividend Fund	as of April 30, 2020 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.5%
	Australia: 3.0%
6,099	Rio Tinto Ltd.	$343,746	0.8
127,611	Other Securities	981,682	2.2
		1,325,428	3.0
	Belgium: 0.6%
3,665	Other Securities	284,016	0.6

	Canada: 4.2%
3,446	Waste Connections, Inc.	296,046	0.7
50,268	Other Securities	1,570,166	3.5
		1,866,212	4.2
	China: 0.3%
50,000	Other Securities	153,457	0.3

	Denmark: 1.6%
7,238	Novo Nordisk A/S	461,712	1.0
1,817	Other Securities	245,763	0.6
		707,475	1.6
	Finland: 0.8%
8,575 (1)	Other Securities	342,555	0.8

	France: 1.4%
34,229 (1)	Other Securities	602,733	1.4

	Germany: 1.0%
41,821 (1)	Other Securities	430,922	1.0

	Guernsey: 0.8%
5,700	Amdocs Ltd.	367,308	0.8

	Hong Kong: 1.6%
137,200	Other Securities	715,092	1.6

	Ireland: 1.1%
5,160	Medtronic PLC	503,771	1.1

	Israel: 0.3%
21,376	Other Securities	115,176	0.3

	Italy: 0.7%
63,792	Other Securities	305,067	0.7

	Japan: 8.5%
6,300	Fuji Film Holdings Corp.	300,085	0.7
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
141,064	Other Securities	$3,494,843	7.8
		3,794,928	8.5
	Netherlands: 1.8%
14,480 (2)	ABN AMRO Bank NV	111,076	0.3
6,509	Unilever NV	324,145	0.7
52,547	Other Securities	377,546	0.8
		812,767	1.8
	New Zealand: 0.1%
21,385	Other Securities	57,875	0.1

	Norway: 0.2%
9,874	Other Securities	89,191	0.2

	Singapore: 0.7%
202,700	Other Securities	295,355	0.7

	Spain: 1.5%
892 (2)(3)	Aena SME SA	112,915	0.2
32,157 (1)	Other Securities	571,918	1.3
		684,833	1.5
	Sweden: 0.3%
7,131	Other Securities	120,299	0.3

	Switzerland: 3.2%
4,337	Nestle SA	459,332	1.0
1,742	Roche Holding AG	603,250	1.4
1,019	Zurich Insurance Group AG	323,078	0.7
1,422	Other Securities	59,060	0.1
		1,444,720	3.2
	United Kingdom: 3.7%
19,343 (2)	Auto Trader Group PLC	111,348	0.3
18,882	GlaxoSmithKline PLC	393,925	0.9
288,369	Other Securities	1,130,599	2.5
		1,635,872	3.7
	United States: 62.1%
5,677	AbbVie, Inc.	466,649	1.0
1,727	Air Products & Chemicals, Inc.	389,577	0.9
8,035	Altria Group, Inc.	315,374	0.7
2,103	Amgen, Inc.	503,080	1.1
15,416	AT&T, Inc.	469,726	1.1
3,989	Booz Allen Hamilton Holding Corp.	292,952	0.7
7,685	Bristol-Myers Squibb Co.	467,325	1.1

See Accompanying Notes to Financial Statements
41

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Dividend Fund	as of April 30, 2020 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
2,319	Broadridge Financial Solutions, Inc. ADR	$269,004	0.6
4,121	Chevron Corp.	379,132	0.9
10,967	Cisco Systems, Inc.	464,781	1.0
2,314	Citrix Systems, Inc.	335,553	0.8
6,032	General Mills, Inc.	361,256	0.8
2,220	Hershey Co.	293,995	0.7
2,556	Honeywell International, Inc.	362,696	0.8
8,493	Intel Corp.	509,410	1.1
3,139	International Business Machines Corp.	394,133	0.9
1,651	Intuit, Inc.	445,456	1.0
1,827	Jack Henry & Associates, Inc.	298,806	0.7
5,286	Johnson & Johnson	793,111	1.8
3,644	JPMorgan Chase & Co.	348,949	0.8
2,050	Kimberly-Clark Corp.	283,884	0.6
3,410	Leidos Holdings, Inc.	336,942	0.8
4,954	Maxim Integrated Products	272,371	0.6
4,840	MAXIMUS, Inc.	325,829	0.7
1,711	McDonald’s Corp.	320,915	0.7
6,911	Merck & Co., Inc.	548,319	1.2
10,332	Microsoft Corp.	1,851,598	4.2
8,473	Oracle Corp.	448,815	1.0
3,775	PepsiCo, Inc.	499,395	1.1
15,640	Pfizer, Inc.	599,950	1.3
4,599	Philip Morris International, Inc.	343,085	0.8
4,575	Procter & Gamble Co.	539,255	1.2
3,124	Quest Diagnostics, Inc.	343,984	0.8
4,228	Republic Services, Inc.	331,222	0.7
7,358	Service Corp. International	270,333	0.6
3,358	Texas Instruments, Inc.	389,763	0.9
22,073	Valvoline, Inc.	379,435	0.9
3,177	Waste Management, Inc.	317,764	0.7
2,553	Zoetis, Inc.	330,128	0.7
280,377	Other Securities	10,698,941	24.1
		27,592,893	62.1
	Total Common Stock
	(Cost $46,950,802)	44,247,945	99.5
EXCHANGE-TRADED FUNDS: 0.2%
625 (4)	Other Securities	79,097	0.2
	Total Exchange-Traded Funds
	(Cost $65,482)	79,097	0.2
	Total Long-Term Investments
	(Cost $47,016,284)	44,327,042	99.7

Principal Amount†	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.1%
	Repurchase Agreements: 0.1%
55,969 (5)	Bank of Nova Scotia,
Repurchase Agreement
dated 04/30/20, 0.02%, due
05/01/20 (Repurchase
Amount $55,969,
collateralized by various U.S.
Government Securities,
0.000%-3.125%, Market
Value plus accrued interest
$57,088, due
05/05/20-09/09/49)
(Cost $55,969)	$55,969	0.1
Total Short-Term Investments
(Cost $55,969)	55,969	0.1
Total Investments in Securities (Cost $47,072,253)	$44,383,011	99.8
Assets in Excess of Other Liabilities	67,786	0.2
Net Assets	$44,450,797	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or inaggregate respectively as of April 30, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
The grouping contains non-income producing securities.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
Non-income producing security.

(4)
The grouping contains securities on loan.

(5)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements
42

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Dividend Fund	as of April 30, 2020 (Unaudited) (continued)

Sector Diversification	Percentage of Net Assets
Information Technology	24.1%
Health Care	16.5
Financials	11.1
Consumer Staples	11.1
Industrials	10.1
Communication Services	6.5
Utilities	5.4
Consumer Discretionary	5.4
Sector Diversification	Percentage of Net Assets
Materials	4.6
Real Estate	2.7
Energy	2.0
Exchange-Traded Funds	0.2
Short-Term Investments	0.1
Assets in Excess of Other Liabilities	0.2
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2020
Asset Table
Investments, at fair value
Common Stock
Australia	$146,687	$1,178,741	$—	$1,325,428
Belgium	—	284,016	—	284,016
Canada	1,866,212	—	—	1,866,212
China	—	153,457	—	153,457
Denmark	—	707,475	—	707,475
Finland	—	342,555	—	342,555
France	—	602,733	—	602,733
Germany	—	430,922	—	430,922
Guernsey	367,308	—	—	367,308
Hong Kong	—	715,092	—	715,092
Ireland	503,771	—	—	503,771
Israel	—	115,176	—	115,176
Italy	—	305,067	—	305,067
Japan	—	3,794,928	—	3,794,928
Netherlands	111,076	701,691	—	812,767
New Zealand	—	57,875	—	57,875
Norway	—	89,191	—	89,191
Singapore	—	295,355	—	295,355
Spain	—	684,833	—	684,833
Sweden	—	120,299	—	120,299
Switzerland	—	1,444,720	—	1,444,720
United Kingdom	$—	$1,635,872	$—	$1,635,872
United States	27,592,893	—	—	27,592,893
Total Common Stock	30,587,947	13,659,998	—	44,247,945
Exchange-Traded Funds	79,097	—	—	79,097
Short-Term Investments	—	55,969	—	55,969
Total Investments, at fair value	$30,667,044	$13,715,967	$—	$44,383,011
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(65)	$—	$(65)
Total Liabilities	$—	$(65)	$—	$(65)

See Accompanying Notes to Financial Statements
43

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Dividend Fund	as of April 30, 2020 (Unaudited) (continued)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At April 30, 2020, the following forward foreign currency contracts were outstanding for Voya Global Equity Dividend Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 7,820	CHF 7,611	The Bank of New York Mellon	05/04/20	$(65)
				$(65)
Currency Abbreviations
CHF – Swiss Franc
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$65
Total Liability Derivatives		$65
The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(1,480)
Total	$(1,480)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(65)
Total	$(65)
The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2020:
The Bank of New York Mellon
Liabilities:
Forward foreign currency contracts	$65
Total Liabilities	$65
Net OTC derivative instruments by counterparty, at fair value	$(65)
Total collateral pledged by the Fund/(Received from counterparty)	$—
Net Exposure(1)	$(65)

See Accompanying Notes to Financial Statements
44

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Dividend Fund	as of April 30, 2020 (Unaudited) (continued)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At April 30, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $47,264,383.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$3,301,149
Gross Unrealized Depreciation	(6,173,465)
Net Unrealized Depreciation	$(2,872,316)

See Accompanying Notes to Financial Statements
45

Voya International High	SUMMARY PORTFOLIO OF INVESTMENTS
Dividend Low Volatility Fund	as of April 30, 2020 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 95.3%
	Australia: 7.4%
17,936	Aurizon Holdings Ltd.	$54,487	0.7
7,796	Australia & New Zealand Banking Group Ltd.	84,683	1.0
4,773	Coca-Cola Amatil Ltd.	26,574	0.3
1,673	Rio Tinto Ltd.	94,292	1.2
33,350	Stockland	61,928	0.8
99,770	Other Securities	281,131	3.4
		603,095	7.4
	Belgium: 0.9%
998	Other Securities	72,875	0.9

	China: 0.6%
15,500	Other Securities	47,572	0.6

	Denmark: 3.7%
440	Coloplast A/S	69,398	0.8
2,128	Novo Nordisk A/S	135,745	1.7
1,652	Other Securities	96,249	1.2
		301,392	3.7
	Finland: 2.6%
1,231	Orion Oyj	62,558	0.8
1,718 (1)	Sampo OYJ	56,947	0.7
2,420	Other Securities	90,410	1.1
		209,915	2.6
	France: 7.3%
812 (1)	Danone	56,594	0.7
1,337	Sanofi	130,591	1.6
27,309 (2)	Other Securities	413,549	5.0
		600,734	7.3
	Germany: 5.1%
496	Deutsche Boerse AG	76,899	0.9
2,203 (1)	Deutsche Post AG	65,445	0.8
3,714	Deutsche Telekom AG	54,298	0.7
20,822	Telefonica Deutschland Holding AG	59,234	0.7
1,864	Other Securities	161,285	2.0
		417,161	5.1
	Hong Kong: 3.4%
5,500	CLP Holdings Ltd.	58,873	0.7
35,000	HKT Trust / HKT Ltd.	56,480	0.7
9,500	Power Assets Holdings Ltd.	63,652	0.8
41,400	Other Securities	97,494	1.2
		276,499	3.4
	Ireland: 0.3%
808	Other Securities	24,514	0.3
	Israel: 1.0%
16,906	Other Securities	84,943	1.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Italy: 3.0%
31,187	Other Securities	$247,693	3.0

	Japan: 24.8%
3,200	Ajinomoto Co., Inc.	56,994	0.7
3,100	Canon, Inc.	65,209	0.8
3,100	Itochu Corp.	60,776	0.7
2,000	Konami Holdings Corp.	62,798	0.8
4,700	Mitsubishi Chemical Holdings Corp.	26,713	0.3
2,600	Mitsubishi Corp.	55,141	0.7
1,800	Mitsubishi Heavy Industries Ltd.	46,159	0.6
2,100	MS&AD Insurance Group Holdings, Inc.	60,501	0.7
1,500	NEC Corp.	57,562	0.7
2,500	NTT DoCoMo, Inc.	73,678	0.9
3,400	Pan Pacific International Holdings Corp.	65,871	0.8
700	Secom Co., Ltd.	58,253	0.7
1,000	Shionogi & Co., Ltd.	55,228	0.7
2,300	Sumitomo Mitsui Financial Group, Inc.	60,484	0.7
1,800	Sundrug Co., Ltd.	61,629	0.8
1,300	Trend Micro, Inc.	65,951	0.8
49,159	Other Securities	1,101,318	13.4
		2,034,265	24.8
	Netherlands: 5.6%
3,190 (3)	ABN AMRO Bank NV	24,470	0.3
1,644	Koninklijke Ahold Delhaize NV	39,917	0.5
4,860	Koninklijke KPN NV	11,194	0.1
419	Koninklijke Philips NV	18,265	0.2
1,443	Randstad NV	58,075	0.7
6,937	Royal Dutch Shell PLC – Class A	114,212	1.4
1,802	Unilever NV	89,739	1.1
982	Wolters Kluwer NV	72,230	0.9
5,011	Other Securities	28,076	0.4
		456,178	5.6
	New Zealand: 0.4%
11,419	Other Securities	30,903	0.4

	Norway: 0.4%
3,884	Other Securities	35,084	0.4

	Singapore: 2.0%
105,400	Other Securities	163,590	2.0

See Accompanying Notes to Financial Statements
46

Voya International High	SUMMARY PORTFOLIO OF INVESTMENTS
Dividend Low Volatility Fund	as of April 30, 2020 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Spain: 2.9%
327 (1)(3)	Aena SME SA	$41,394	0.5
2,297	Ferrovial SA – FERE	57,517	0.7
15,801	Other Securities	140,166	1.7
		239,077	2.9
	Sweden: 1.2%
5,833 (2)	Other Securities	99,337	1.2

	Switzerland: 10.1%
1,305	LafargeHolcim Ltd.-CHF	54,201	0.7
2,380	Nestle SA	252,066	3.1
1,666	Novartis AG	142,174	1.7
625	Roche Holding AG	216,436	2.7
230	Zurich Insurance Group AG	72,922	0.9
1,062	Other Securities	85,205	1.0
		823,004	10.1
	United Kingdom: 12.6%
2,034 (3)	Auto Trader Group PLC	11,709	0.1
9,128	BAE Systems PLC	58,222	0.7
18,779	BP PLC	73,997	0.9
39,465	BT Group PLC	57,521	0.7
1,171	Coca-Cola European Partners PLC – USD	46,418	0.6
5,817	GlaxoSmithKline PLC	121,357	1.5
40,305	Royal Bank of Scotland Group PLC	56,230	0.7
8,567	Sage Group PLC/The	68,900	0.8
3,187	Smith & Nephew PLC	62,366	0.8
1,551	Unilever PLC	79,864	1.0
56,205 (2)	Other Securities	392,092	4.8
		1,028,676	12.6
	Total Common Stock
	(Cost $8,749,953)	7,796,507	95.3
EXCHANGE-TRADED FUNDS: 3.5%
5,087	iShares MSCI EAFE ETF	287,772	3.5
	Total Exchange-Traded Funds
	(Cost $320,040)	287,772	3.5
PREFERRED STOCK: 0.1%
	Germany: 0.1%
120	Other Securities	10,654	0.1
	Total Preferred Stock
	(Cost $9,435)	10,654	0.1
	Total Long-Term Investments
	(Cost $9,079,428)	8,094,933	98.9

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.5%
	Mutual Funds: 0.5%
40,000 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.210%
	(Cost $40,000)	40,000	0.5
	Total Short-Term Investments
	(Cost $40,000)	40,000	0.5
	Total Investments in Securities
	(Cost $9,119,428)	$8,134,933	99.4
	Assets in Excess of Other Liabilities	51,634	0.6
	Net Assets	$8,186,567	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(4)
Rate shown is the 7-day yield as of April 30, 2020.

Sector Diversification	Percentage of Net Assets
Industrials	15.5%
Health Care	15.4
Consumer Staples	14.3
Financials	13.9
Communication Services	7.2
Consumer Discretionary	6.2
Utilities	5.8
Information Technology	5.7
Materials	5.2
Exchange-Traded Funds	3.5
Energy	3.3
Real Estate	2.9
Short-Term Investments	0.5
Assets in Excess of Other Liabilities	0.6
Net Assets	100.0%

See Accompanying Notes to Financial Statements
47

Voya International High	SUMMARY PORTFOLIO OF INVESTMENTS
Dividend Low Volatility Fund	as of April 30, 2020 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2020
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$603,095	$—	$603,095
Belgium	—	72,875	—	72,875
China	—	47,572	—	47,572
Denmark	—	301,392	—	301,392
Finland	—	209,915	—	209,915
France	—	600,734	—	600,734
Germany	—	417,161	—	417,161
Hong Kong	—	276,499	—	276,499
Ireland	—	24,514	—	24,514
Israel	—	84,943	—	84,943
Italy	—	247,693	—	247,693
Japan	—	2,034,265	—	2,034,265
Netherlands	96,700	359,478	—	456,178
New Zealand	—	30,903	—	30,903
Norway	—	35,084	—	35,084
Singapore	—	163,590	—	163,590
Spain	—	239,077	—	239,077
Sweden	—	99,337	—	99,337
Switzerland	—	823,004	—	823,004
United Kingdom	46,418	982,258	—	1,028,676
Total Common Stock	143,118	7,653,389	—	7,796,507
Exchange-Traded Funds	287,772	—	—	287,772
Preferred Stock	—	10,654	—	10,654
Short-Term Investments	40,000	—	—	40,000
Total Investments, at fair value	$470,890	$7,664,043	$—	$8,134,933

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At April 30, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $9,169,586.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$511,737
Gross Unrealized Depreciation	(1,546,601)
Net Unrealized Depreciation	$(1,034,864)
See Accompanying Notes to Financial Statements
48

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of April 30, 2020 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 95.9%
	Argentina: 0.1%
122,554 (1)(2)	Other Securities	$432,036	0.1

	Bahrain: 0.0%
212,877	Other Securities	134,384	0.0

	Brazil: 6.2%
396,593 (3)	B2W Cia Digital	5,439,944	1.5
267,092	Itau Unibanco Holding SA ADR	1,124,457	0.3
88,600 (3)(4)	Locaweb Servicos de Internet SA	379,139	0.1
476,296 (3)	Rumo SA	1,725,488	0.5
4,134,965 (1)(2)	Other Securities	13,399,283	3.8
		22,068,311	6.2
	Chile: 0.4%
5,535,826 (1)	Other Securities	1,530,504	0.4

	China: 34.6%
89,580 (3)	Alibaba Group Holding Ltd. ADR	18,155,179	5.1
968,000 (4)	A-Living Services Co. Ltd.	5,351,003	1.5
18,155 (3)	Baidu, Inc. ADR	1,832,384	0.5
14,759 (3)	BeiGene Ltd. ADR	2,255,618	0.6
1,875,000 (4)	CGN Power Co. Ltd. - H Shares	471,655	0.1
619,000	China Conch Venture Holdings Ltd.	2,959,672	0.8
1,448,000	China Education Group Holdings Ltd.	2,429,962	0.7
307,500	China Mobile Ltd.	2,472,011	0.7
42,203	China Mobile Ltd-SPON ADR	1,686,854	0.5
44,000	China Resources Beer Holdings Co Ltd.	207,232	0.1
402,000	China Resources Cement Holdings Ltd. - H Shares	547,003	0.2
90,000	China Resources Gas Group Ltd.	505,830	0.1
76,000	China Resources Land Ltd.	314,048	0.1
2,092,000	Fu Shou Yuan International Group Ltd.	1,891,797	0.5
47,100 (3)	GDS Holdings Ltd. ADR	2,699,772	0.8
100,038 (3)	JD.com, Inc. ADR	4,311,638	1.2
390,000 (3)(4)	Jinxin Fertility Group Ltd.	491,756	0.1
32,465	Kweichow Moutai Co. Ltd. - A Shares (Shanghai)	5,783,442	1.6
97,000 (4)	Longfor Group Holdings Ltd.	493,151	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
126,000 (3)	Meituan Dianping- Class B	$1,687,025	0.5
20,538 (3)	New Oriental Education & Technology Group, Inc. ADR	2,621,881	0.7
230,000 (3)(4)	Ping An Healthcare and Technology Co. Ltd.	3,168,479	0.9
702,000	Ping An Insurance Group Co. of China Ltd. - H Shares	7,143,735	2.0
284,000 (4)	Postal Savings Bank of China Co. Ltd. - H Shares	169,705	0.0
64,616 (3)	Sina Corp.	2,182,082	0.6
305,500	Tencent Holdings Ltd.	16,059,963	4.5
915,000 (4)	Topsports International Holdings Ltd.	1,156,709	0.3
376,000	Tsingtao Brewery Co., Ltd. - H Shares	2,284,173	0.6
276,400	Wuliangye Yibin Co. Ltd. - A Shares	5,258,544	1.5
179,500 (3)(4)	Wuxi Biologics Cayman, Inc. - H Shares	2,794,173	0.8
11,679,311 (1)(2)	Other Securities	24,866,977	6.9
		124,253,453	34.6
	Colombia: 0.1%
78,861 (2)	Other Securities	443,478	0.1

	Egypt: 1.0%
568,694	Commercial International Bank Egypt SAE	2,311,760	0.6
4,303,613 (2)	Other Securities	1,384,606	0.4
		3,696,366	1.0
	Georgia: 0.3%
83,172	Other Securities	1,043,925	0.3

	Germany: 0.7%
27,900 (3)(4)	Delivery Hero SE	2,366,355	0.7

	Greece: 0.2%
59,897	Other Securities	749,344	0.2

	Hungary: 0.5%
95,883 (2)	Other Securities	1,783,891	0.5

	India: 8.7%
260,924 (4)	Bandhan Bank Ltd.	895,406	0.3
77,800	HDFC Bank Ltd. ADR	3,372,630	0.9
192,500	HDFC Bank Ltd.	2,527,862	0.7

See Accompanying Notes to Financial Statements
49

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of April 30, 2020 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	India (continued)
1,485,206 (3)(4)	Lemon Tree Hotels Ltd.	$348,088	0.1
656,962	Reliance Industries Ltd.	12,773,322	3.6
7,200 (4)	Reliance Industries Ltd. GDR	273,215	0.1
2,026,829	Other Securities	10,936,812	3.0
		31,127,335	8.7
	Indonesia: 0.8%
17,426,000	Other Securities	3,031,392	0.8

	Kenya: 0.4%
4,925,000	Other Securities	1,306,957	0.4

	Kuwait: 0.6%
689,515 (2)	Other Securities	2,118,820	0.6

	Malaysia: 1.0%
3,370,087 (2)	Other Securities	3,495,165	1.0

	Mexico: 3.7%
44,286	Coca-Cola Femsa SA de CV ADR	1,829,455	0.5
561,800	Qualitas Controladora SAB de CV	2,307,946	0.7
4,766,327 (2)	Other Securities	9,068,673	2.5
		13,206,074	3.7
	Netherlands: 1.5%
70,372 (3)	Prosus NV	5,334,986	1.5

	Peru: 0.2%
94,832	Other Securities	710,292	0.2

	Philippines: 1.4%
3,367,400	Ayala Land, Inc.	2,102,342	0.6
11,233,935	Other Securities	2,763,718	0.8
		4,866,060	1.4
	Qatar: 0.2%
322,142	Other Securities	650,595	0.2

	Romania: 0.0%
36,927	Other Securities	158,022	0.0

	Russia: 5.1%
630,810	Gazprom PJSC ADR	2,584,531	0.7
24,862	Lukoil PJSC ADR	1,605,339	0.5
15,079	Lukoil PJSC	973,013	0.3
410,582	Rosneft Oil Co. PJSC GDR	1,840,859	0.5
271,600	Sberbank PAO ADR	2,854,516	0.8
74,577 (3)	Yandex NV	2,817,519	0.8
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Russia (continued)
132,996,032 (2)	Other Securities	$5,545,405	1.5
		18,221,182	5.1
	Saudi Arabia: 0.5%
118,126	Other Securities	1,793,970	0.5

	Singapore: 0.2%
12,000 (2)	Other Securities	666,960	0.2

	South Africa: 2.0%
17,113	Naspers Ltd.	2,663,613	0.8
3,221,035 (2)	Other Securities	4,424,300	1.2
		7,087,913	2.0
	South Korea: 9.4%
25,350	Douzone Bizon Co. Ltd.	1,837,166	0.5
659	LG Chem Ltd.	204,760	0.1
3,530	LG Corp.	179,622	0.0
11,174	LG Electronics, Inc.	502,887	0.1
69,644	LG Uplus Corp.	764,766	0.2
2,174	Samsung Electro-Mechanics Co. Ltd.	203,249	0.1
181,021	Samsung Electronics Co., Ltd.	7,443,142	2.1
913	Samsung Electronics Co., Ltd. GDR	948,727	0.3
8,879	Samsung Life Insurance Co. Ltd.	360,086	0.1
13,940	Samsung SDI Co., Ltd.	3,293,129	0.9
89,365	SK Hynix, Inc.	6,149,881	1.7
172,062	SK Telecom Co., Ltd. ADR	3,291,546	0.9
17,530	SK Telecom Co., Ltd.	3,046,781	0.8
87,683	Other Securities	5,602,302	1.6
		33,828,044	9.4
	Spain: 0.4%
89,698	Other Securities	1,562,748	0.4

	Taiwan: 10.7%
431,500	Chroma ATE, Inc.	1,988,382	0.5
1,212,000 (4)	FIT Hon Teng Ltd.	262,047	0.1
1,419,409	HON HAI Precision Industry Co., Ltd.	3,647,836	1.0
298,000	MediaTek, Inc.	4,114,915	1.1
144,667	Poya International Co. Ltd.	2,417,843	0.7
910,000	Taiwan Semiconductor Manufacturing Co., Ltd.	9,179,898	2.6
14,047	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	746,317	0.2
9,434,587	Other Securities	16,204,159	4.5

See Accompanying Notes to Financial Statements
50

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of April 30, 2020 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Taiwan (continued)
		$38,561,397	10.7
	Thailand: 1.8%
5,098,736	Other Securities	6,369,163	1.8

	Turkey: 1.7%
737,930 (3)(4)	MLP Saglik Hizmetleri AS	1,591,751	0.4
2,483,661 (2)	Other Securities	4,535,027	1.3
		6,126,778	1.7
	United Arab Emirates: 0.0%
66,100	Other Securities	22,467	0.0

	United Kingdom: 0.4%
774,372 (2)	Other Securities	1,456,119	0.4

	United States: 1.1%
53,061 (3)	Micron Technology, Inc.	2,541,091	0.7
139,200 (2)	Other Securities	1,318,224	0.4
		3,859,315	1.1
	Total Common Stock (Cost $350,033,435)	344,063,801	95.9
PREFERRED STOCK: 1.1%
	Brazil: 0.6%
204,185	Itau Unibanco Holding S.A.	860,987	0.2
456,127	Other Securities	1,312,017	0.4
		2,173,004	0.6
	Russia: 0.4%
760,764 (2)	Other Securities	1,385,600	0.4

	South Korea: 0.1%
6,673	Other Securities	231,324	0.1
	Total Preferred Stock (Cost $5,676,428)	3,789,928	1.1
	Total Long-Term Investments
	(Cost $355,709,863)	347,853,729	97.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.6%
	Repurchase Agreements: 0.3%
1,000,000 (5)	Citigroup, Inc., Repurchase Agreement dated 04/30/20, 0.04%, due 05/01/20 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.500%-6.500%, Market Value plus accrued interest $1,020,000, due 05/31/20-02/01/57)	$1,000,000	0.2
286,073 (5)	Nomura Securities, Repurchase Agreement dated 04/30/20, 0.04%, due 05/01/20 (Repurchase Amount $286,073, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $291,794, due 05/15/20-01/20/70)	286,073	0.1
	Total Repurchase Agreements
	(Cost $1,286,073)	1,286,073	0.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.3%
11,736,785 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.210%
	(Cost $11,736,785)	11,736,785	3.3

See Accompanying Notes to Financial Statements
51

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of April 30, 2020 (Unaudited) (continued)

Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Short-Term Investments
(Cost $13,022,858)	$13,022,858	3.6
Total Investments in Securities (Cost $368,732,721)	$360,876,587	100.6
Liabilities in Excess of Other Assets	(1,985,210)	(0.6)
Net Assets	$358,891,377	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

(1)
The grouping contains securities on loan.

(2)
The grouping contains non-income producing securities.

(3)
Non-income producing security.

(4)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(5)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of April 30, 2020.

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	19.7%
Information Technology	16.5
Communication Services	14.7
Financials	12.0
Consumer Staples	8.3
Energy	8.3
Industrials	5.2
Health Care	4.6
Materials	3.3
Utilities	2.4
Real Estate	2.0
Short-Term Investments	3.6
Liabilities in Excess of Other Assets	(0.6)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2020
Asset Table
Investments, at fair value
Common Stock
Argentina	$432,036	$—	$—	$432,036
Bahrain	—	134,384	—	134,384
Brazil	22,068,311	—	—	22,068,311
Chile	1,530,504	—	—	1,530,504
China	43,049,890	81,203,563	—	124,253,453
Colombia	443,478	—	—	443,478
Egypt	1,384,606	2,311,760	—	3,696,366
Georgia	—	1,043,925	—	1,043,925
Germany	—	2,366,355	—	2,366,355
Greece	—	749,344	—	749,344
Hungary	—	1,783,891	—	1,783,891
India	4,763,398	26,363,937	—	31,127,335
Indonesia	—	3,031,392	—	3,031,392
Kenya	—	1,306,957	—	1,306,957
Kuwait	1,035,837	1,082,983	—	2,118,820
Malaysia	—	3,495,165	—	3,495,165
Mexico	13,206,074	—	—	13,206,074
Netherlands	5,334,986	—	—	5,334,986
Peru	710,292	—	—	710,292
See Accompanying Notes to Financial Statements
52

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of April 30, 2020 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2020
Philippines	—	4,866,060	—	4,866,060
Qatar	—	650,595	—	650,595
Romania	—	158,022	—	158,022
Russia	10,021,340	8,199,842	—	18,221,182
Saudi Arabia	—	1,793,970	—	1,793,970
Singapore	666,960	—	—	666,960
South Africa	1,440,131	5,647,782	—	7,087,913
South Korea	3,291,546	30,536,498	—	33,828,044
Spain	—	1,562,748	—	1,562,748
Taiwan	746,317	37,815,080	—	38,561,397
Thailand	—	6,369,163	—	6,369,163
Turkey	260,388	5,866,390	—	6,126,778
United Arab Emirates	—	22,467	—	22,467
United Kingdom	—	1,456,119	—	1,456,119
United States	3,859,315	—	—	3,859,315
Total Common Stock	114,245,409	229,818,392	—	344,063,801
Preferred Stock	2,173,004	1,616,924	—	3,789,928
Short-Term Investments	11,736,785	1,286,073	—	13,022,858
Total Investments, at fair value	$128,155,198	$232,721,389	$—	$360,876,587
Other Financial Instruments+
Forward Foreign Currency Contracts	—	829	—	829
Futures	73,889	—	—	73,889
Total Assets	$128,229,087	$232,722,218	$—	$360,951,305
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(678)	$—	$(678)
Total Liabilities	$—	$(678)	$—	$(678)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At April 30, 2020, the following forward foreign currency contracts were outstanding for Voya Multi-Manager Emerging Markets Equity Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
HKD 2,942,000	USD 379,613	The Bank of New York Mellon	05/04/20	$(122)
KRW 14,391,878	USD 11,831	The Bank of New York Mellon	05/04/20	(19)
KRW 6,190,184	USD 5,089	The Bank of New York Mellon	05/04/20	(8)
KRW 4,011,608	USD 3,298	The Bank of New York Mellon	05/04/20	(5)
KRW 4,676,472	USD 3,844	The Bank of New York Mellon	05/04/20	(6)
KRW 5,442,938	USD 4,474	The Bank of New York Mellon	05/04/20	(7)
KRW 4,690,686	USD 3,856	The Bank of New York Mellon	05/04/20	(6)
KRW 6,748,342	USD 5,547	The Bank of New York Mellon	05/04/20	(9)
MXN 110,269	USD 4,636	The Bank of New York Mellon	05/04/20	(61)
KRW 12,288,276	USD 10,101	The Bank of New York Mellon	05/04/20	(16)
KRW 7,135,128	USD 5,865	The Bank of New York Mellon	05/04/20	(9)
KRW 4,124,320	USD 3,390	The Bank of New York Mellon	05/04/20	(5)
KRW 23,101,328	USD 18,990	The Bank of New York Mellon	05/04/20	(30)
See Accompanying Notes to Financial Statements
53

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of April 30, 2020 (Unaudited) (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
KRW 28,435,107	USD 23,375	The Bank of New York Mellon	05/04/20	(38)
KRW 5,255,250	USD 4,320	The Bank of New York Mellon	05/04/20	(7)
KRW 4,579,575	USD 3,765	The Bank of New York Mellon	05/04/20	(6)
KRW 4,624,620	USD 3,802	The Bank of New York Mellon	05/04/20	(6)
KRW 16,431,415	USD 13,507	The Bank of New York Mellon	05/04/20	(22)
EUR 10,486	USD 11,380	The Bank of New York Mellon	05/04/20	111
KRW 5,725,720	USD 4,707	The Bank of New York Mellon	05/04/20	(8)
ZAR 1,494,000	USD 79,895	The Bank of New York Mellon	05/04/20	707
PHP 223,422	USD 4,421	The Bank of New York Mellon	05/04/20	11
BRL 38,347	USD 7,147	The Bank of New York Mellon	05/04/20	(96)
KRW 4,560,556	USD 3,749	The Bank of New York Mellon	05/04/20	(6)
KRW 4,174,170	USD 3,431	The Bank of New York Mellon	05/04/20	(6)
KRW 5,063,959	USD 4,163	The Bank of New York Mellon	05/04/20	(7)
KRW 4,854,149	USD 3,990	The Bank of New York Mellon	05/04/20	(6)
KRW 6,954,948	USD 5,717	The Bank of New York Mellon	05/04/20	(9)
HKD 54,728	USD 7,067	The Bank of New York Mellon	05/05/20	(8)
HKD 276,642	USD 35,724	The Bank of New York Mellon	05/05/20	(40)
HKD 266,366	USD 34,397	The Bank of New York Mellon	05/05/20	(38)
HKD 50,818	USD 6,562	The Bank of New York Mellon	05/05/20	(7)
HKD 159,370	USD 20,580	The Bank of New York Mellon	05/05/20	(23)
ZAR 118,401	USD 6,430	The Bank of New York Mellon	05/05/20	(42)
				$151

At April 30, 2020, the following futures contracts were outstanding for Voya Multi-Manager Emerging Markets Equity Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Mini MSCI Emerging Markets Index	31	06/19/20	$1,404,145	$73,889
			$1,404,145	$73,889
Currency Abbreviations
BRL  –  Brazilian Real
EUR  –  EU Euro
HKD  –  Hong Kong Sar Dollar
KRW  –  South Korean Won
MXN  –  Mexican Peso
PHP  –  Philippine Peso
USD  –  United States Dollar
ZAR  –  South African Rand
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$829
Equity contracts	Net Assets — Unrealized appreciation*	73,889
Total Asset Derivatives		$74,718
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$678
Total Liability Derivatives		$678

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

See Accompanying Notes to Financial Statements
54

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of April 30, 2020 (Unaudited) (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Equity contracts	$—	$(90,396)	$(90,396)
Foreign exchange contracts	(2,062)	—	(2,062)
Total	$(2,062)	$(90,396)	$(92,458)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Equity contracts	$—	$46,578	$46,578
Foreign exchange contracts	151	—	151
Total	$151	$46,578	$46,729
The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2020:
The Bank of New York Mellon
Assets:
Forward foreign currency contracts	$829
Total Assets	$829
Liabilities:
Forward foreign currency contracts	$678
Total Liabilities	$678
Net OTC derivative instruments by counterparty, at fair value	$151
Total collateral pledged by the Fund/(Received from counterparty)	$—
Net Exposure(1)	$151

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At April 30, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $376,160,936.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$39,127,269
Gross Unrealized Depreciation	(53,950,217)
Net Unrealized Depreciation	$(14,822,948)
See Accompanying Notes to Financial Statements
55

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of April 30, 2020 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 95.3%
	Argentina : 0.2%
1,434 (1)	Other Securities	$836,753	0.2

	Australia : 1.3%
47,420	BHP Group PLC	795,940	0.2
509,221	Other Securities	5,870,530	1.1
		6,666,470	1.3
	Austria: 0.4%
58,048 (1)	Other Securities	1,907,323	0.4

	Belgium : 0.6%
37,031	Other Securities	2,973,270	0.6

	Brazil: 0.6%
327,967 (1)(2)	Other Securities	3,442,977	0.6

	Canada: 3.2%
37,372	Canadian National Railway Co. – CNR	3,090,550	0.6
85,056	Magna International, Inc.	3,314,370	0.6
76,863	Toronto-Dominion Bank	3,211,575	0.6
259,720	Other Securities	7,099,628	1.4
		16,716,123	3.2
	China: 7.1%
42,200 (3)	Alibaba Group Holding Ltd. ADR	8,552,674	1.6
11,408,583 (4)	China Tower Corp. Ltd. - H Shares	2,538,916	0.5
460,000	Ping An Insurance Group Co. of China Ltd. - H Shares	4,681,080	0.9
111,623	Tencent Holdings Ltd.	5,867,958	1.1
24,558 (4)	WuXi AppTec Co. Ltd. - H Shares	346,236	0.1
34,000 (3)(4)	Wuxi Biologics Cayman, Inc. - H Shares	529,258	0.1
1,746,876 (1)	Other Securities	15,055,258	2.8
		37,571,380	7.1
	Colombia: 0.6%
263,100	Other Securities	3,179,184	0.6

	Denmark: 0.7%
4,020 (4)	Orsted A/S	406,062	0.1
29,955	Other Securities	3,196,731	0.6
		3,602,793	0.7
	Finland: 1.6%
87,613	Kone Oyj	5,305,351	1.0
217,972 (1)	Other Securities	3,226,569	0.6
		8,531,920	1.6
	France: 8.3%
31,898	Cie Generale des Etablissements Michelin SCA	3,082,034	0.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	France (continued)
345,366 (3)	Engie SA	$3,747,088	0.7
103,152	Publicis Groupe	3,044,954	0.6
40,960	Safran S.A.	3,808,113	0.7
72,176 (3)	Vinci SA	5,912,827	1.1
32,416 (3)(4)	Worldline SA/France	2,195,523	0.4
520,677 (1)	Other Securities	22,001,888	4.2
		43,792,427	8.3
	Germany: 7.7%
19,401	Adidas AG	4,441,538	0.8
21,321	Bechtle AG	3,083,405	0.6
216,174	Deutsche Telekom AG	3,160,398	0.6
20,012	Hannover Rueck SE	3,188,618	0.6
166,478	Infineon Technologies AG	3,094,994	0.6
89,511 (3)(4)	Zalando SE	4,387,284	0.8
264,178 (1)	Other Securities	19,390,711	3.7
		40,746,948	7.7
	Hong Kong: 2.3%
721,010	AIA Group Ltd.	6,617,263	1.2
166,600 (3)(4)	ESR Cayman Ltd.	364,713	0.1
504,383	Other Securities	5,059,000	1.0
		12,040,976	2.3
	India: 0.7%
341,852	Infosys Ltd. ADR	3,155,294	0.6
26,982 (1)	Other Securities	398,254	0.1
		3,553,548	0.7
	Indonesia: 0.0%
728,600	Other Securities	216,585	0.0

	Ireland: 1.8%
1,361,336 (1)	Other Securities	9,678,915	1.8

	Israel: 0.1%
131,087	Other Securities	706,310	0.1

	Italy: 0.7%
38,941 (4)	Infrastrutture Wireless Italiane SpA	412,151	0.1
284,762 (1)	Other Securities	3,384,448	0.6
		3,796,599	0.7
	Japan: 14.8%
41,020	Kao Corp.	3,163,313	0.6
159,400	KDDI Corp.	4,616,909	0.9
13,582	Keyence Corp.	4,848,939	0.9
64,568	Shiseido Co., Ltd.	3,796,162	0.7
8,100	SMC Corp.	3,661,383	0.7
91,500	SoftBank Group Corp.	3,921,931	0.7
35,800	Sumitomo Mitsui Financial Group, Inc.	941,441	0.2
102,800	Sumitomo Mitsui Trust Holdings, Inc.	2,993,202	0.6

See Accompanying Notes to Financial Statements
56

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of April 30, 2020 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
50,687	Sysmex Corp.	$3,501,825	0.7
1,676,264	Other Securities	46,456,606	8.8
		77,901,711	14.8
	Mexico: 0.1%
101,298	Other Securities	389,456	0.1

	Netherlands: 2.4%
19,980	ASML Holding NV	5,835,892	1.1
152,664 (1)	Other Securities	6,912,972	1.3
		12,748,864	2.4
	New Zealand: 0.3%
32,157 (1)	Other Securities	1,644,053	0.3

	Norway: 2.2%
284,399 (3)	DNB ASA	3,443,477	0.6
94,647	Yara International ASA	3,214,634	0.6
673,818 (1)	Other Securities	5,207,408	1.0
		11,865,519	2.2
	Portugal: 0.7%
337,714 (1)	Other Securities	3,623,984	0.7

	Russia: 0.2%
27,608 (1)	Other Securities	1,043,030	0.2

	Singapore: 1.2%
334,136	United Overseas Bank Ltd.	4,774,508	0.9
1,078,980	Other Securities	1,394,407	0.3
		6,168,915	1.2
	South Africa: 0.4%
84,828 (1)	Other Securities	2,198,025	0.4

	South Korea: 3.3%
155,823	Samsung Electronics Co., Ltd.	6,407,062	1.2
415,821	Other Securities	11,230,244	2.1
		17,637,306	3.3
	Spain: 1.8%
57,287 (4)	Cellnex Telecom SA	2,996,397	0.6
937,363	Other Securities	6,430,441	1.2
		9,426,838	1.8
	Sweden: 4.7%
35,978	Atlas Copco AB - A Shares	1,239,963	0.2
63,409	Atlas Copco AB - B Shares	1,961,359	0.4
66,844 (3)	Investor AB - B Shares	3,322,027	0.6
196,900	SKF AB - B Shares	3,107,796	0.6
353,071 (3)	Svenska Handelsbanken AB	3,222,600	0.6
686,683 (1)	Other Securities	12,020,763	2.3
		24,874,508	4.7
	Switzerland: 4.9%
41,334	Nestle SA	4,377,685	0.8
113,537	Novartis AG	9,689,074	1.8
143,485 (1)	Other Securities	$11,954,657	2.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Switzerland (continued)
		26,021,416	4.9
	Taiwan: 1.5%
57,311	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,044,933	0.6
223,844	Taiwan Semiconductor Manufacturing Co., Ltd.	2,258,094	0.4
283,997	Other Securities	2,662,300	0.5
		7,965,327	1.5
	Thailand: 0.3%
744,500	Other Securities	1,554,952	0.3

	United Arab Emirates: 0.1%
55,544 (3)(4)	Network International Holdings PLC	289,695	0.1

	United Kingdom: 16.8%
457,599 (4)	Auto Trader Group PLC	2,634,158	0.5
600,385	Babcock International Group	3,180,025	0.6
92,284	Bellway PLC	3,087,932	0.6
75,128	BHP Group PLC ADR	2,512,280	0.5
235,153	Compass Group PLC	3,956,995	0.8
106,582	Diageo PLC	3,669,584	0.7
55,280	Intertek Group PLC	3,299,052	0.6
183,200	Mondi PLC	3,235,170	0.6
280,035	National Grid PLC	3,281,644	0.6
52,200	Next PLC	3,107,902	0.6
1,650,980	Taylor Wimpey PLC	3,049,082	0.6
365,105 (3)(4)	Trainline PLC	1,744,977	0.3
6,101,787 (1)	Other Securities	51,790,305	9.8
		88,549,106	16.8
	United States: 1.7%
6,392 (3)	Mettler Toledo International, Inc.	4,601,857	0.9
80,066	Popular, Inc.	3,089,747	0.6
52,884 (1)	Other Securities	1,356,346	0.2
		9,047,950	1.7
	Total Common Stock (Cost $538,594,532)	502,911,156	95.3

PREFERRED STOCK: 0.9%
	China: 0.0%
2,046 (3)(5)(6)	Xiaoju Kuaizhi, Inc., Series A-17 (DiDi Chuxing, Inc.)	77,113	0.0

	Germany: 0.9%
11,298 (3)	Sartorius AG	3,174,090	0.6
11,137 (1)	Other Securities	1,549,511	0.3
		4,723,601	0.9

See Accompanying Notes to Financial Statements
57

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of April 30, 2020 (Unaudited) (continued)

Shares	Value	Percentage of Net Assets
PREFERRED STOCK: (continued)
Total Preferred Stock (Cost $4,042,963)	$4,800,714	0.9
Total Long-Term Investments (Cost $542,637,495)	507,711,870	96.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 10.0%
	Repurchase Agreements: 0.1%
257,503 (7)	Bank of America Inc.,
Repurchase Agreement
dated 04/30/20, 0.04%, due
05/01/20 (Repurchase
Amount $257,503,
collateralized by various U.S.
Government/U.S.
Government Agency
Obligations, 2.000%-5.000%,
Market Value plus accrued
interest $262,653, due
	08/01/23-04/01/59)
	(Cost $257,503)	257,503	0.1

	Mutual Funds: 9.9%
52,244,873 (8)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.210% (Cost $52,244,873)	52,244,873	9.9
	Total Short-Term Investments (Cost $52,502,376)	52,502,376	10.0
	Total Investments in Securities (Cost $595,139,871)	$560,214,246	106.2
	Liabilities in Excess of Other Assets	(32,900,216)	(6.2)
	Net Assets	$527,314,030	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
The grouping contains non-income producing securities.

(2)
The grouping contains securities on loan.

(3)
Non-income producing security.

(4)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(5)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(6)
Restricted security as to resale, excluding Rule 144A securities. As of April 30, 2020, the Fund held restricted securities with a fair value of  $77,113 or 0.0% of net assets. Please refer to the table below for additional details.

(7)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of April 30, 2020.

Sector Diversification	Percentage of Net Assets
Industrials	16.7%
Financials	15.2
Consumer Discretionary	14.2
Communication Services	10.3
Information Technology	9.4
Health Care	8.9
Consumer Staples	8.0
Materials	7.5
Utilities	3.1
Real Estate	2.0
Energy	0.9
Short-Term Investments	10.0
Liabilities in Excess of Other Assets	(6.2)
Net Assets	100.0%

See Accompanying Notes to Financial Statements
58

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of April 30, 2020 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2020
Asset Table
Investments, at fair value
Common Stock
Argentina	$836,753	$—	$—	$836,753
Australia	—	6,666,470	—	6,666,470
Austria	—	1,907,323	—	1,907,323
Belgium	—	2,973,270	—	2,973,270
Brazil	3,442,977	—	—	3,442,977
Canada	16,716,123	—	—	16,716,123
China	14,036,716	23,534,664	—	37,571,380
Colombia	3,179,184	—	—	3,179,184
Denmark	—	3,602,793	—	3,602,793
Finland	—	8,531,920	—	8,531,920
France	—	43,792,427	—	43,792,427
Germany	—	40,746,948	—	40,746,948
Hong Kong	—	12,040,976	—	12,040,976
India	3,553,548	—	—	3,553,548
Indonesia	—	216,585	—	216,585
Ireland	6,796,791	2,882,124	—	9,678,915
Israel	—	706,310	—	706,310
Italy	—	3,796,599	—	3,796,599
Japan	—	77,901,711	—	77,901,711
Mexico	389,456	—	—	389,456
Netherlands	2,901,616	9,847,248	—	12,748,864
New Zealand	—	1,644,053	—	1,644,053
Norway	—	11,865,519	—	11,865,519
Portugal	—	3,623,984	—	3,623,984
Russia	1,043,030	—	—	1,043,030
Singapore	—	6,168,915	—	6,168,915
South Africa	—	2,198,025	—	2,198,025
South Korea	—	17,637,306	—	17,637,306
Spain	—	9,426,838	—	9,426,838
Sweden	2,297,347	22,577,161	—	24,874,508
Switzerland	—	26,021,416	—	26,021,416
Taiwan	3,044,933	4,920,394	—	7,965,327
Thailand	—	1,554,952	—	1,554,952
United Arab Emirates	—	289,695	—	289,695
United Kingdom	7,007,466	81,541,640	—	88,549,106
United States	9,047,950	—	—	9,047,950
Total Common Stock	74,293,890	428,617,266	—	502,911,156
Preferred Stock	—	4,723,601	77,113	4,800,714
Short-Term Investments	52,244,873	257,503	—	52,502,376
Total Investments, at fair value	$126,538,763	$433,598,370	$77,113	$560,214,246
Other Financial Instruments+
Forward Foreign Currency Contracts	—	6,462	—	6,462
Total Assets	$126,538,763	$433,604,832	$77,113	$560,220,708
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(2,904)	$—	$(2,904)
Total Liabilities	$—	$(2,904)	$—	$(2,904)

See Accompanying Notes to Financial Statements
59

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of April 30, 2020 (Unaudited) (continued)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At April 30, 2020, Voya Multi-Manager International Equity Fund held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Xiaoju Kuaizhi, Inc., Series A-17 (DiDi Chuxing, Inc.)	10/19/2015	$56,114	$77,113
		$56,114	$77,113
At April 30, 2020, the following forward foreign currency contracts were outstanding for Voya Multi-Manager International Equity Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
HKD 23,235,885	USD 2,998,016	BNP Paribas	05/04/20	$(804)
HKD 12,750,378	USD 1,645,208	Brown Brothers Harriman & Co.	05/04/20	(529)
SGD 49,455	USD 35,006	Brown Brothers Harriman & Co.	05/04/20	64
EUR 201,075	USD 218,356	Goldman Sachs International	05/04/20	1,993
HKD 1,593,135	USD 205,566	HSBC Bank PLC	05/05/20	(66)
USD 276,284	BRL 1,478,453	Morgan Stanley	05/04/20	4,405
ZAR 5,883,478	USD 318,218	Northern Trust	05/04/20	(802)
HKD 613,371	USD 79,134	The Bank of New York Mellon	05/04/20	(15)
KRW 455,434,009	USD 374,383	The Bank of New York Mellon	05/04/20	(601)
HKD 204,286	USD 26,359	The Bank of New York Mellon	05/04/20	(8)
KRW 13,725,200	USD 11,283	The Bank of New York Mellon	05/04/20	(18)
HKD 1,756,852	USD 226,679	The Bank of New York Mellon	05/05/20	(61)
				$3,558
Currency Abbreviations
BRL	–	Brazilian Real
EUR	–	EU Euro
HKD	–	Hong Kong Sar Dollar
KRW	–	South Korean Won
SGD	–	Singapore Dollar
USD	–	United States Dollar
ZAR	–	South African Rand
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$6,462
Total Asset Derivatives		$6,462
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$2,904
Total Liability Derivatives		$2,904
See Accompanying Notes to Financial Statements
60

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of April 30, 2020 (Unaudited) (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(6,160)
Total	$(6,160)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$1,058
Total	$1,058
The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2020:
	BNP Paribas	Brown Brothers Harriman & Co.	Goldman Sachs International	HSBC Bank PLC	Morgan Stanley	Northern Trust	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$—	$64	$1,993	$—	$4,405	$—	$—	$6,462
Total Assets	$—	$64	$1,993	$—	$4,405	$—	$—	$6,462
Liabilities:
Forward foreign currency contracts	$804	$529	$—	$66	$—	$802	$703	$2,904
Total Liabilities	$804	$529	$—	$66	$—	$802	$703	$2,904
Net OTC derivative instruments by counterparty, at fair value	$(804)	$(465)	$1,993	$(66)	$4,405	$(802)	$(703)	$3,558
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure (1)	$(804)	$(465)	$1,993	$(66)	$4,405	$(802)	$(703)	$3,558

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At April 30, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $602,131,338.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$27,873,002
Gross Unrealized Depreciation	(68,093,763)
Net Unrealized Depreciation	$(40,220,761)

See Accompanying Notes to Financial Statements
61

Voya Multi-Manager International	SUMMARY PORTFOLIO OF INVESTMENTS
Factors Fund	as of April 30, 2020 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.7%
	Australia: 9.7%
609,807	Aurizon Holdings Ltd.	$1,852,499	0.4
128,226	BHP Group Ltd.	2,617,639	0.6
65,583	BHP Group PLC	1,100,804	0.3
425,323	Coles Group Ltd.	4,265,054	1.0
45,837	Commonwealth Bank of Australia	1,851,649	0.4
11,895	CSL Ltd.	2,370,993	0.5
34,411	Rio Tinto Ltd.	1,939,440	0.5
133,978	Wesfarmers Ltd.	3,254,244	0.7
213,087	Woolworths Group Ltd.	4,931,232	1.1
3,902,168	Other Securities	18,751,215	4.2
		42,934,769	9.7
	Austria: 0.1%
9,624 (1)	Other Securities	309,313	0.1

	Belgium: 0.8%
52,870	Other Securities	3,363,580	0.8

	Brazil: 0.1%
83,500	Other Securities	330,015	0.1

	Canada: 7.5%
101,149	Alimentation Couche-Tard, Inc.	2,822,391	0.6
42,571 (2)	Hydro One Ltd.	771,933	0.2
53,968	Magna International, Inc.	2,102,967	0.5
877,044 (1)	Other Securities	27,812,575	6.2
		33,509,866	7.5
	China: 2.5%
105,000 (2)	Longfor Group Holdings Ltd.	533,823	0.1
307,000 (2)	Postal Savings Bank of China Co. Ltd. – H Shares	183,449	0.0
6,474,157 (1)	Other Securities	10,526,158	2.4
		11,243,430	2.5
	Czech Republic: 0.0%
2,205 (1)	Other Securities	46,690	0.0

	Denmark: 2.5%
19,869	Carlsberg A/S	2,506,534	0.6
47,888	Novo Nordisk A/S	3,054,777	0.7
11,820 (2)	Orsted A/S	1,193,943	0.3
47,047	Other Securities	4,284,116	0.9
		11,039,370	2.5
	Finland: 1.7%
90,208	UPM-Kymmene OYJ	2,473,981	0.6
139,056 (1)	Other Securities	5,035,897	1.1
		7,509,878	1.7
	France: 7.8%
16,382	Air Liquide SA	2,081,413	0.5
2,637 (2)	Amundi SA	175,029	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	France (continued)
24,201	Eiffage SA	$1,977,757	0.5
40,543	Schneider Electric SE	3,746,691	0.8
885,053 (1)	Other Securities	26,645,752	6.0
		34,626,642	7.8
	Germany: 5.5%
8,795	Adidas AG	2,013,470	0.4
43,925 (2)	Deutsche Pfandbriefbank AG	322,855	0.1
842,285 (1)(3)	Other Securities	22,193,753	5.0
		24,530,078	5.5
	Hong Kong: 1.4%
684,000 (2)	WH Group Ltd.	652,367	0.2
914,902	Other Securities	5,396,585	1.2
		6,048,952	1.4
	Hungary: 0.0%
3,295	Other Securities	97,585	0.0

	India: 0.4%
614,769 (1)	Other Securities	1,930,537	0.4

	Ireland: 0.2%
23,134	Other Securities	1,073,481	0.2

	Israel: 0.2%
5,751 (1)	Other Securities	944,484	0.2

	Italy: 1.6%
45,146 (2)	Enav SpA	202,334	0.0
353,010	Enel S.p.A.	2,411,227	0.5
37,213 (2)	Poste Italiane SpA	316,569	0.1
595,153	Other Securities	4,344,326	1.0
		7,274,456	1.6
	Japan: 16.6%
148,800	Astellas Pharma, Inc.	2,461,026	0.5
61,600	Hitachi Ltd.	1,828,253	0.4
175,700	Itochu Corp.	3,444,619	0.8
84,400	KDDI Corp.	2,444,586	0.5
57,200	Mitsubishi Corp.	1,213,097	0.3
97,700	Mitsubishi Electric Corp.	1,202,164	0.3
89,300	Mitsubishi UFJ Financial Group, Inc.	360,772	0.1
94,100	Mitsubishi UFJ Lease & Finance Co., Ltd.	449,331	0.1
150,900	Mitsui & Co., Ltd.	2,106,314	0.5
82,500	Nippon Telegraph & Telephone Corp.	1,878,825	0.4
70,700	NTT DoCoMo, Inc.	2,083,615	0.5
168,400	Sekisui House Ltd.	2,888,854	0.6
26,900	Shin-Etsu Chemical Co., Ltd.	2,967,126	0.7
45,400	Sony Corp.	2,921,677	0.7
38,600	Toyota Motor Corp.	2,386,517	0.5

See Accompanying Notes to Financial Statements
62

Voya Multi-Manager International	SUMMARY PORTFOLIO OF INVESTMENTS
Factors Fund	as of April 30, 2020 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
2,489,466 (1)	Other Securities	$43,161,656	9.7
		73,798,432	16.6
	Malaysia: 0.1%
197,400	Other Securities	340,393	0.1

	Netherlands: 4.4%
8,139	ASML Holding NV	2,377,293	0.5
7,234 (2)	Euronext NV	607,326	0.1
101,721	Koninklijke Ahold Delhaize NV	2,469,833	0.6
9,108	Koninklijke DSM NV	1,116,298	0.3
217,664	Koninklijke KPN NV	501,357	0.1
56,001	Koninklijke Philips NV	2,441,234	0.6
30,316 (2)	Signify NV	617,126	0.1
31,208	Royal Dutch Shell PLC - Class A	513,814	0.1
85,533	Royal Dutch Shell PLC - Class B	1,369,261	0.3
39,535	Unilever NV	1,968,824	0.4
30,118	Wolters Kluwer NV	2,215,292	0.5
65,725 (1)	Other Securities	3,441,678	0.8
		19,639,336	4.4
	New Zealand: 0.6%
648,636	Other Securities	2,792,679	0.6

	Norway: 0.6%
187,217 (1)	Other Securities	2,439,366	0.6

	Portugal: 0.4%
334,306 (1)	Other Securities	1,905,781	0.4

	Russia: 0.6%
263,585	Other Securities	2,631,321	0.6

	Singapore: 1.2%
2,652,096	Other Securities	5,427,758	1.2

	South Korea: 1.3%
52,341	Samsung Electronics Co., Ltd.	2,152,134	0.5
110,430	Other Securities	3,665,862	0.8
		5,817,996	1.3
	Spain: 2.1%
7,914 (2)(4)	Aena SME SA	1,001,801	0.2
233,888	Iberdrola S.A. - IBEE	2,326,677	0.5
640,737 (1)	Other Securities	6,071,684	1.4
		9,400,162	2.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Sweden: 6.9%
102,265 (4)	Industrivarden AB-Class A	$2,098,698	0.5
81,888 (4)	Industrivarden AB-Class C	1,675,674	0.4
29,322 (4)	Investor AB - A Shares	1,446,559	0.3
100,517 (4)	Investor AB - B Shares	4,995,514	1.1
117,881	Kinnevik AB	2,422,805	0.5
1,205,084 (1)	Other Securities	18,153,751	4.1
		30,793,001	6.9
	Switzerland: 7.3%
4,677 (2)	Galenica AG	334,922	0.1
54,960	Nestle SA	5,820,815	1.3
40,305	Novartis AG	3,439,567	0.8
17,428	Roche Holding AG	6,035,271	1.3
202,143	Other Securities	17,028,799	3.8
		32,659,374	7.3
	Taiwan: 1.1%
3,481,000	Other Securities	4,942,630	1.1

	Thailand: 0.0%
58,700	Other Securities	66,213	0.0

	United Kingdom: 13.4%
232,585	3i Group PLC	2,284,872	0.5
20,681	AstraZeneca PLC	2,163,058	0.5
365,791	BAE Systems PLC	2,333,162	0.5
37,597	Berkeley Group Holdings PLC	1,973,572	0.4
109,606	Relx PLC (GBP Exchange)	2,472,897	0.6
54,042	Rio Tinto PLC	2,508,544	0.6
204,895	Segro PLC	2,147,602	0.5
70,755	Unilever PLC	3,643,310	0.8
5,430,760 (1)	Other Securities	40,222,507	9.0
		59,749,524	13.4
	United States: 0.1%
29,111 (1)	Other Securities	525,983	0.1
	Total Common Stock (Cost $451,793,326)	439,743,075	98.7
PREFERRED STOCK: 0.1%
	Germany: 0.1%
7,567 (1)	Other Securities	382,088	0.1
	Total Preferred Stock (Cost $417,512)	382,088	0.1
	Total Long-Term Investments (Cost $452,210,838)	440,125,163	98.8

See Accompanying Notes to Financial Statements
63

Voya Multi-Manager International	SUMMARY PORTFOLIO OF INVESTMENTS
Factors Fund	as of April 30, 2020 (Unaudited) (continued)

Principal Amount†	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.9%
	Repurchase Agreements: 0.2%
681,816 (5)	Citigroup, Inc., Repurchase
Agreement dated 04/30/20,
0.04%, due 05/01/20
(Repurchase Amount
$681,817, collateralized by
various U.S. Government/
U.S. Government Agency
Obligations, 0.500%-6.500%,
Market Value plus accrued
interest $695,452, due
05/31/20-02/01/57)
(Cost $681,816)	$681,816	0.2
Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.7%
3,243,000	(6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.210% (Cost $3,243,000)	3,243,000	0.7
		Total Short-Term Investments (Cost $3,924,816)	3,924,816	0.9
		Total Investments in Securities (Cost $456,135,654)	$444,049,979	99.7
		Assets in Excess of Other Liabilities	1,122,425	0.3
		Net Assets	$445,172,404	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains non-income producing securities.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
The grouping contains securities on loan.

(4)
Non-income producing security.

(5)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of April 30, 2020.

Sector Diversification	Percentage of Net Assets
Industrials	18.3%
Consumer Staples	11.9
Financials	11.4
Consumer Discretionary	11.3
Health Care	9.3
Materials	7.9
Utilities	6.7
Communication Services	6.5
Real Estate	6.2
Information Technology	6.1
Energy	3.2
Short-Term Investments	0.9
Assets in Excess of Other Liabilities	0.3
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2020
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$42,934,769	$—	$42,934,769
Austria	—	309,313	—	309,313
Belgium	—	3,363,580	—	3,363,580
Brazil	330,015	—	—	330,015
Canada	33,509,866	—	—	33,509,866
See Accompanying Notes to Financial Statements
64

Voya Multi-Manager International	SUMMARY PORTFOLIO OF INVESTMENTS
Factors Fund	as of April 30, 2020 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2020
China	2,286,406	8,957,024	—	11,243,430
Czech Republic	—	46,690	—	46,690
Denmark	—	11,039,370	—	11,039,370
Finland	—	7,509,878	—	7,509,878
France	—	34,626,642	—	34,626,642
Germany	—	24,530,078	—	24,530,078
Hong Kong	—	6,048,952	—	6,048,952
Hungary	—	97,585	—	97,585
India	—	1,930,537	—	1,930,537
Ireland	476,269	597,212	—	1,073,481
Israel	—	944,484	—	944,484
Italy	—	7,274,456	—	7,274,456
Japan	—	73,798,432	—	73,798,432
Malaysia	—	340,393	—	340,393
Netherlands	3,754,026	15,885,310	—	19,639,336
New Zealand	—	2,792,679	—	2,792,679
Norway	—	2,439,366	—	2,439,366
Portugal	—	1,905,781	—	1,905,781
Russia	328,900	2,302,421	—	2,631,321
Singapore	—	5,427,758	—	5,427,758
South Korea	—	5,817,996	—	5,817,996
Spain	—	9,400,162	—	9,400,162
Sweden	—	30,793,001	—	30,793,001
Switzerland	—	32,659,374	—	32,659,374
Taiwan	—	4,942,630	—	4,942,630
Thailand	—	66,213	—	66,213
United Kingdom	—	59,749,524	—	59,749,524
United States	525,983	—	—	525,983
Total Common Stock	41,211,465	398,531,610	—	439,743,075
Preferred Stock	—	382,088	—	382,088
Short-Term Investments	3,243,000	681,816	—	3,924,816
Total Investments, at fair value	$44,454,465	$399,595,514	$—	$444,049,979
Other Financial Instruments+
Forward Foreign Currency Contracts	—	3,163	—	3,163
Futures	177,615	—	—	177,615
Total Assets	$44,632,080	$399,598,677	$—	$444,230,757
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(27,784)	$—	$(27,784)
Total Liabilities	$—	$(27,784)	$—	$(27,784)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
65

Voya Multi-Manager International	SUMMARY PORTFOLIO OF INVESTMENTS
Factors Fund	as of April 30, 2020 (Unaudited) (continued)

At April 30, 2020, the following forward foreign currency contracts were outstanding for Voya Multi-Manager International Factors Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SEK 1,570,788	USD 158,862	BNP Paribas	05/04/20	$2,150
USD 92,461	CZK 2,310,632	State Street Bank and Trust Co.	05/04/20	(1,016)
HKD 14,502,868	USD 1,871,227	State Street Bank and Trust Co.	05/05/20	(492)
HKD 1,115,000	USD 143,871	The Bank of New York Mellon	05/04/20	(46)
KRW 42,419,878	USD 34,871	The Bank of New York Mellon	05/04/20	(56)
KRW 54,111,958	USD 44,482	The Bank of New York Mellon	05/04/20	(72)
KRW 71,412,091	USD 58,703	The Bank of New York Mellon	05/04/20	(94)
USD 1,444,713	HKD 11,197,192	The Bank of New York Mellon	05/04/20	380
USD 36,519	KRW 44,425,790	The Bank of New York Mellon	05/04/20	59
USD 257,803	KRW 313,615,669	The Bank of New York Mellon	05/04/20	414
USD 99,304	KRW 120,802,155	The Bank of New York Mellon	05/04/20	160
USD 392,203	CHF 382,472	UBS AG	05/04/20	(4,039)
USD 2,241,882	EUR 2,065,832	UBS AG	05/04/20	(21,969)
				$(24,621)
At April 30, 2020, the following futures contracts were outstanding for Voya Multi-Manager International Factors Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Mini MSCI EAFE Index	48	06/19/20	$3,931,920	$177,615
			$3,931,920	$177,615
Currency Abbreviations
CHF –
Swiss Franc

CZK –
Czech Koruna

EUR –
EU Euro

HKD –
Hong Kong Sar Dollar

KRW –
South Korean Won

SEK –
Swedish Krona

USD –
United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$3,163
Equity contracts	Net Assets — Unrealized appreciation*	177,615
Total Asset Derivatives		$180,778
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$27,784
Total Liability Derivatives		$27,784

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

See Accompanying Notes to Financial Statements
66

Voya Multi-Manager International	SUMMARY PORTFOLIO OF INVESTMENTS
Factors Fund	as of April 30, 2020 (Unaudited) (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Equity contracts	$—	$(386,245)	$(386,245)
Foreign exchange contracts	(5,332)	—	(5,332)
Total	$(5,332)	$(386,245)	$(391,577)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Equity contracts	$—	$45,664	$45,664
Foreign exchange contracts	(24,621)	—	(24,621)
Total	$(24,621)	$45,664	$21,043
The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2020:
	BNP Paribas	State Street Bank and Trust Co.	The Bank of New York Mellon	UBS AG	Totals
Assets:
Forward foreign currency contracts	$2,150	$—	$1,013	$—	$3,163
Total Assets	$2,150	$—	$1,013	$—	$3,163
Liabilities:
Forward foreign currency contracts	$—	$1,508	$268	$26,008	$27,784
Total Liabilities	$—	$1,508	$268	$26,008	$27,784
Net OTC derivative instruments by counterparty, at fair value	$2,150	$(1,508)	$745	$(26,008)	$(24,621)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—
Net Exposure(1)	$2,150	$(1,508)	$745	$(26,008)	$(24,621)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At April 30, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $462,186,113.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$19,118,893
Gross Unrealized Depreciation	(35,009,704)
Net Unrealized Depreciation	$(15,890,811)
See Accompanying Notes to Financial Statements
67

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS
At a meeting held on November 21, 2019, the Board of Trustees (“Board”) of Voya Mutual Funds (the “Trust”), including a majority of the Independent Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of Voya Global Equity Dividend Fund, Voya International High Dividend Low Volatility Fund, Voya Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager International Equity Fund, and Voya Multi-Manager International Factors Fund, each a series of the Trust (the “Funds”), and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with the sub-advisers to each Fund (the “Sub-Advisers”) for an additional one year period ending November 30, 2020. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.
In addition to the Board meeting on November 21, 2019, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Advisers (collectively, such persons are referred to herein as “management”) on October 9, 2019, and November 19, 2019, specifically to review and consider materials related to the proposed continuance of the Contracts that they believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC meets several times throughout the year to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”) related to the investment management and sub-advisory contract renewal process. The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Fund (“Selected Peer Group”) based on that Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process. In addition, the Independent Trustees periodically have retained, including most recently in 2018, an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Funds, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Funds as set forth in the Management

68

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Contracts, including oversight of the Funds’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Advisers with respect to the Funds under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, each Sub-Adviser’s management team, portfolio data and attribution analysis related to each Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Advisers are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Fund are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Advisers to the Funds and the level of resources committed to the Funds (and other relevant funds in the Voya funds) by the Manager and the Sub-Advisers, and whether those resources are sufficient to provide high-quality services to the Funds.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and each Sub-Adviser under the Contracts were appropriate.
Fund Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. In addition, the Board considered the investment performance of Voya Global Equity Dividend Fund and Voya International High Dividend Low Volatility Fund compared to an additional performance peer group that is approved by each Fund’s IRC due to the unique investment structure or strategy of that Fund. With respect to Voya Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager International Equity Fund, and Voya Multi-Manager International Factors Fund, the Board also reviewed the performance of the Fund assets allocated by the Manager to each Sub-Adviser. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Fund’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Advisers as a Fund grows larger and the extent to which any such economies are shared with the Fund. The Board considered that, while the Funds do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board also considered the extent to which economies of scale realized by the Manager or the Sub-Advisers could be shared with each Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Advisers to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Fund, the Board took into account the underlying rationale provided by the Manager or the

69

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Sub-Advisers, as applicable, for these differences. For the non-Voya-affiliated Sub-Advisers, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee schedules and that the Manager is responsible for paying the fees of the Sub-Adviser.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to each Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual and net management fee rates that are paid to each Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Funds, including whether the Manager intends to propose any changes thereto. For each Fund, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Fund, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Fund. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Fund both with and without taking into account the profitability of the distributor of the Funds and any revenue sharing payments made by the Manager. The Board did not request profitability data from the Sub-Advisers that are not affiliated with the Manager because the Board did not view this data as a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers may not account for their profits on an account-by-account basis and those that do typically employ different methodologies in connection with these calculations.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Funds. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Advisers and their respective affiliates from their association with the Funds, including their ability to engage in soft-dollar transactions on behalf of the Funds. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Funds and the Manager and Sub-Advisers’ potential fall-out benefits were not unreasonable.
Fund-by-Fund Analysis
Set forth below are certain of the specific factors that the Board considered at its October 9, 2019, November 19, 2019, and/or November 21, 2019 meetings in relation to approving each Fund’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category, as well as its primary benchmark and, in the case of Voya Global Equity Dividend Fund, a performance peer group. The performance data provided to the Board primarily was for various periods ended March 31, 2019. In addition, the Board also considered at its October 9, 2019, November 19, 2019, and November 21, 2019 meetings certain additional data regarding each Fund’s more recent performance, asset levels and asset flows. Each Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below,

70

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
Voya Global Equity Dividend Fund
In considering whether to approve the renewal of the Contracts for Voya Global Equity Dividend Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the fourth quintile of its Morningstar category for the one-year and ten-year periods, and the fifth quintile for the year-to-date, three-year and five-year periods; and (2) the Fund underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account that the Fund underperformed its performance peer group average for all periods presented, and management’s representation that there was a change in the Fund’s Sub-Adviser and its investment strategies, effective May 6, 2019, and it is reasonable to provide more time for the purpose of evaluating investment performance.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya International High Dividend Low Volatility Fund
In considering whether to approve the renewal of the Contracts for Voya International High Dividend Low Volatility Funds, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the fifth quintile of its Morningstar category for the year-to-date and one-year periods; and (2) the Fund underperformed its primary benchmark for the year-to-date and one-year periods. In analyzing this performance data, the Board took into account management’s representations: (1) that the Fund commenced operations in December 2016, and therefore had a limited operating history for the purpose of analyzing its performance; (2) regarding changes to the Fund’s investment strategies in May 2018 and to the portfolio management team in February 2019; (3) regarding the impact of security selection on the Fund’s performance; and (4) regarding its confidence in the Sub-Adviser’s ability to execute the Fund’s investment strategy.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the first quintile of net expense ratios of the funds in its Selected Peer.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the

71

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Multi-Manager Emerging Markets Equity Fund
In considering whether to approve the renewal of the Contracts for Voya Multi-Manager Emerging Markets Equity Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date and three-year periods, the third quintile for the five-year period, and the fourth quintile for the one-year period; and (2) the Fund outperformed its primary benchmark for the year-to-date and three-year periods and underperformed for the one-year and five-year periods.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to each Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Multi-Manager International Equity Fund
In considering whether to approve the renewal of the Contracts for Voya Multi-Manager International Equity
Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the first quintile of its Morningstar category for the year-to-date period, the third quintile for the one-year and five-year periods, and the fourth quintile for the three-year period; and (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations: (1) regarding the competitiveness of the Fund’s performance during certain periods; (2) that, during more recent periods, the Fund’s performance has improved; and (3) regarding its confidence in the ability of each Sub-Adviser to execute the Fund’s investment strategy and deliver favorable long-term performance.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Fund’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to each Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

72

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Voya Multi-Manager International Factors Fund
In considering whether to approve the renewal of the Contracts for Voya Multi-Manager International Factors Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the first quintile of its Morningstar category for the five-year period, the third quintile for the one-year and three-year periods, and the fourth quintile for the year-to-date period; and (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it outperformed.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

73

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
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167702          (0420-062220)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
AS OF April 30, 2020 (Unaudited)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 35.0%
	Austria: 0.2%
300,000 (1),(2)	Klabin Austria GmbH, 5.750%, 04/03/2029	$294,258	0.1
250,000	Suzano Austria GmbH, 5.000%, 01/15/2030	237,088	0.1
		531,346	0.2

	Brazil: 1.0%
200,000 (2)	Banco Bradesco SA/Cayman Islands, 3.200%, 01/27/2025	191,500	0.1
250,000 (2)	Banco do Brasil SA/Cayman, 4.875%, 04/19/2023	252,500	0.1
200,000 (2)	Banco Votorantim SA, 4.500%, 09/24/2024	197,500	0.1
275,000 (2)	Centrais Eletricas Brasileiras SA, 3.625%, 02/04/2025	250,773	0.1
275,000 (2)	Itau Unibanco Holding SA/Cayman Island, 3.250%, 01/24/2025	267,781	0.1
1,100,000	Petrobras Global Finance BV, 8.750%, 05/23/2026	1,221,000	0.5
		2,381,054	1.0

	Canada: 0.8%
250,000 (2)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	252,550	0.1
125,000 (2)	Bausch Health Cos, Inc., 5.250%, 01/30/2030	124,375	0.0
190,000 (2)	Bausch Health Cos, Inc., 6.125%, 04/15/2025	193,007	0.1
324,000	Canadian Imperial Bank of Commerce, 3.100%, 04/02/2024	337,151	0.1
205,000 (1)	Cenovus Energy, Inc., 4.250%, 04/15/2027	161,361	0.1
428,000	Fairfax Financial Holdings Ltd., 4.850%, 04/17/2028	433,031	0.2
239,000	Fortis, Inc./Canada, 3.055%, 10/04/2026	243,042	0.1
135,000	Teck Resources Ltd., 6.000%, 08/15/2040	125,217	0.1
		1,869,734	0.8

	Cayman Islands: 0.1%
189,000	XLIT Ltd., 5.500%, 03/31/2045	244,321	0.1

	Chile: 0.4%
300,000 (2)	Celulosa Arauco y Constitucion SA, 4.250%, 04/30/2029	288,633	0.1
325,000 (2)	Colbun SA, 3.150%, 03/06/2030	311,594	0.2
300,000 (2)	Inversiones CMPC SA, 3.850%, 01/13/2030	290,805	0.1
		891,032	0.4

	China: 0.6%
720,000	Alibaba Group Holding Ltd., 3.600%, 11/28/2024	778,174	0.3
300,000	CNAC HK Finbridge Co. Ltd., 5.125%, 03/14/2028	328,675	0.1
450,000	CNOOC Finance 2013 Ltd., 2.875%, 09/30/2029	463,415	0.2
		1,570,264	0.6

	Colombia: 0.4%
250,000 (1)	Banco de Bogota SA, 6.250%, 05/12/2026	251,153	0.1
200,000	Bancolombia SA, 3.000%, 01/29/2025	185,756	0.1
325,000	Ecopetrol SA, 5.375%, 06/26/2026	324,061	0.1
250,000	Ecopetrol SA, 6.875%, 04/29/2030	258,442	0.1
		1,019,412	0.4

	Denmark: 0.1%
336,000 (2)	Danske Bank A/S, 5.375%, 01/12/2024	363,329	0.1

	France: 0.8%
215,000 (2),(3)	BNP Paribas SA, 3.052%, 01/13/2031	215,974	0.1
706,000 (2)	BNP Paribas SA, 3.500%, 03/01/2023	730,438	0.3
335,000 (2)	BPCE SA, 2.700%, 10/01/2029	348,134	0.1
728,000 (2)	BPCE SA, 5.150%, 07/21/2024	780,042	0.3
		2,074,588	0.8

	Hong Kong: 0.1%
200,000	CNAC HK Finbridge Co. Ltd., 3.875%, 06/19/2029	202,688	0.1

	India: 0.4%
300,000 (2)	Adani Ports & Special Economic Zone Ltd., 4.375%, 07/03/2029	258,363	0.1
300,000 (2)	Indian Railway Finance Corp. Ltd., 3.249%, 02/13/2030	282,813	0.1
500,000 (2)	Reliance Industries Ltd., 3.667%, 11/30/2027	503,231	0.2
		1,044,407	0.4

	Indonesia: 0.9%
350,000	Pertamina Persero PT, 3.100%, 01/21/2030	322,080	0.1
325,000 (2)	Pertamina Persero PT, 3.100%, 01/21/2030	299,074	0.1
225,000 (2)	Pertamina Persero PT, 3.650%, 07/30/2029	215,870	0.1
750,000 (2)	Perusahaan Listrik Negara PT, 3.875%, 07/17/2029	732,825	0.3
425,000 (2)	Perusahaan Listrik Negara PT, 5.375%, 01/25/2029	462,017	0.2
225,000	Perusahaan Listrik Negara PT, 5.450%, 05/21/2028	243,214	0.1
		2,275,080	0.9

	Ireland: 0.4%
300,000 (2)	MMK International Capital DAC, 4.375%, 06/13/2024	312,225	0.1

See Accompanying Notes to Financial Statements

1

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
AS OF April 30, 2020 (Unaudited) (CONTINUED)

700,000	Shire Acquisitions Investments Ireland DAC, 3.200%, 09/23/2026	759,837	0.3
		1,072,062	0.4

	Italy: 0.1%
200,000	Telecom Italia Capital SA, 7.721%, 06/04/2038	233,300	0.1

	Japan: 0.5%
255,000 (2)	Mizuho Bank Ltd., 3.200%, 03/26/2025	271,569	0.1
200,000	Sumitomo Mitsui Financial Group, Inc., 2.448%, 09/27/2024	204,034	0.1
766,000	Sumitomo Mitsui Financial Group, Inc., 3.784%, 03/09/2026	839,303	0.3
		1,314,906	0.5

	Kazakhstan: 0.4%
675,000	KazMunayGas National Co. JSC, 4.750%, 04/19/2027	656,910	0.3
275,000	KazMunayGas National Co. JSC, 5.375%, 04/24/2030	273,575	0.1
		930,485	0.4

	Luxembourg: 0.1%
90,000 (2)	Dana Financing Luxembourg Sarl, 6.500%, 06/01/2026	83,003	0.0
219,000	DH Europe Finance II Sarl, 3.400%, 11/15/2049	244,520	0.1
		327,523	0.1

	Mexico: 1.0%
300,000 (2)	Alpek SAB de CV, 4.250%, 09/18/2029	261,705	0.1
567,000 (2)	Cemex SAB de CV, 6.125%, 05/05/2025	513,248	0.2
500,000 (2)	Orbia Advance Corp. SAB de CV, 4.875%, 09/19/2022	505,525	0.2
200,000	Petroleos Mexicanos, 4.500%, 01/23/2026	155,000	0.1
200,000	Petroleos Mexicanos, 5.500%, 06/27/2044	129,500	0.0
1,075,000 (2)	Petroleos Mexicanos, 5.950%, 01/28/2031	783,998	0.3
200,000	Petroleos Mexicanos, 6.875%, 08/04/2026	166,500	0.1
		2,515,476	1.0

	Netherlands: 0.8%
355,000	ING Groep NV, 4.050%, 04/09/2029	393,788	0.2
696,000	Shell International Finance BV, 3.250%, 05/11/2025	745,049	0.3
445,000	Shell International Finance BV, 4.000%, 05/10/2046	504,641	0.2
290,000 (2)	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/2026	299,771	0.1
		1,943,249	0.8

	Norway: 0.0%
56,000	Equinor ASA, 3.125%, 04/06/2030	60,185	0.0

	Peru: 0.7%
450,000 (2)	Banco Internacional del Peru SAA Interbank, 3.250%, 10/04/2026	432,432	0.2
400,000 (2)	Fondo MIVIVIENDA SA, 3.500%, 01/31/2023	402,924	0.2
225,000	Inkia Energy Ltd., 5.875%, 11/09/2027	212,906	0.1
300,000	Kallpa Generacion SA, 4.125%, 08/16/2027	294,870	0.1
375,000 (2)	Petroleos del Peru SA, 4.750%, 06/19/2032	366,416	0.1
		1,709,548	0.7

	Russia: 0.5%
250,000 (2)	ALROSA Finance SA, 4.650%, 04/09/2024	260,770	0.1
250,000 (2)	Evraz PLC, 5.250%, 04/02/2024	266,705	0.1
450,000	Gazprom PJSC Via Gaz Finance PLC, 3.250%, 02/25/2030	425,331	0.2
250,000 (2)	Severstal OAO Via Steel Capital SA, 3.150%, 09/16/2024	249,257	0.1
		1,202,063	0.5

	Singapore: 0.1%
300,000 (2)	Medco Bell Pte Ltd, 6.375%, 01/30/2027	181,116	0.1

	South Africa: 0.1%
300,000 (2)	Gold Fields Orogen Holdings BVI Ltd., 5.125%, 05/15/2024	307,950	0.1

	South Korea: 0.1%
300,000 (2),(3)	Kookmin Bank, 4.350%, 12/31/2199	287,493	0.1

	Switzerland: 0.5%
456,000 (2)	Credit Suisse AG, 6.500%, 08/08/2023	484,405	0.2
604,000	UBS AG/Stamford CT, 7.625%, 08/17/2022	652,616	0.3
		1,137,021	0.5

	United Arab Emirates: 0.2%
300,000	DP World Crescent Ltd., 4.848%, 09/26/2028	290,025	0.1
200,000 (2),(3)	NBK Tier 1 Financing 2 Ltd., 4.500%, 12/31/2199	184,516	0.1
		474,541	0.2

	United Kingdom: 0.6%
241,000 (2)	BAE Systems PLC, 3.400%, 04/15/2030	262,207	0.1
590,000 (3)	HSBC Holdings PLC, 3.973%, 05/22/2030	646,047	0.3
200,000 (2)	Reckitt Benckiser Treasury Services PLC, 3.000%, 06/26/2027	208,861	0.1

See Accompanying Notes to Financial Statements

2

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
AS OF April 30, 2020 (Unaudited) (CONTINUED)

270,000 (2)	Standard Chartered PLC, 5.300%, 01/09/2043	314,939	0.1
		1,432,054	0.6

	United States: 23.1%
272,000 (2)	AbbVie, Inc., 3.200%, 11/21/2029	288,877	0.1
660,000	AbbVie, Inc., 3.600%, 05/14/2025	717,530	0.3
43,000 (2)	AbbVie, Inc., 4.050%, 11/21/2039	47,606	0.0
361,000	AbbVie, Inc., 4.300%, 05/14/2036	403,449	0.2
322,000 (2)	Advance Auto Parts, Inc., 3.900%, 04/15/2030	322,701	0.1
250,000	AECOM, 5.125%, 03/15/2027	256,150	0.1
59,000	Aetna, Inc., 2.800%, 06/15/2023	61,308	0.0
715,000	American International Group, Inc., 4.500%, 07/16/2044	790,573	0.3
240,000 (2)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 4.625%, 01/15/2027	242,316	0.1
235,000 (2)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	246,597	0.1
250,000	Altria Group, Inc., 4.500%, 05/02/2043	255,180	0.1
702,000	Altria Group, Inc., 4.800%, 02/14/2029	785,196	0.3
275,000	AMC Entertainment Holdings, Inc., 5.875%, 11/15/2026	63,250	0.0
9,943	American Airlines 2016-1 Class B Pass Through Trust, 5.250%, 07/15/2025	7,145	0.0
112,000	American Electric Power Co., Inc., 3.250%, 03/01/2050	114,446	0.1
79,000	American International Group, Inc., 4.250%, 03/15/2029	86,384	0.0
79,000	American International Group, Inc., 4.750%, 04/01/2048	91,504	0.0
655,000	American Tower Corp., 2.750%, 01/15/2027	679,142	0.3
107,000	AmerisourceBergen Corp., 4.300%, 12/15/2047	117,725	0.1
330,000	Amgen, Inc., 3.200%, 11/02/2027	359,828	0.2
129,000	Amgen, Inc., 4.563%, 06/15/2048	164,309	0.1
297,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	341,734	0.1
310,000	Anheuser-Busch InBev Worldwide, Inc., 4.000%, 04/13/2028	343,482	0.1
373,000 (1)	Anthem, Inc., 3.700%, 09/15/2049	406,310	0.2
378,000	Apache Corp., 4.375%, 10/15/2028	300,981	0.1
528,000	Apple, Inc., 3.200%, 05/13/2025	582,885	0.2
154,000	Apple, Inc., 3.450%, 02/09/2045	178,010	0.1
301,000 (2)	Asbury Automotive Group, Inc., 4.750%, 03/01/2030	254,074	0.1
568,000	AT&T, Inc., 4.300%, 02/15/2030	641,329	0.3
492,000	AT&T, Inc., 5.450%, 03/01/2047	624,336	0.3
79,000 (3)	Bank of America Corp., 2.496%, 02/13/2031	80,136	0.0
1,181,000 (3)	Bank of America Corp., 3.419%, 12/20/2028	1,267,319	0.5
508,000	Bank of America Corp., 4.100%, 07/24/2023	550,394	0.2
316,000	Bank of America Corp., 4.183%, 11/25/2027	344,758	0.1
298,000 (3)	Bank of America Corp., 4.330%, 03/15/2050	368,321	0.2
183,000	BAT Capital Corp., 3.557%, 08/15/2027	188,281	0.1
316,000	Booking Holdings, Inc., 4.500%, 04/13/2027	342,536	0.1
79,000	Boston Scientific Corp., 4.000%, 03/01/2029	88,723	0.0
56,000	BP Capital Markets America, Inc., 3.000%, 02/24/2050	53,637	0.0
766,000	BP Capital Markets America, Inc., 3.216%, 11/28/2023	802,467	0.3
469,000 (2)	Bristol-Myers Squibb Co., 3.875%, 08/15/2025	534,743	0.2
200,000	Broadridge Financial Solutions, Inc., 2.900%, 12/01/2029	206,368	0.1
125,000	Brookfield Finance LLC, 3.450%, 04/15/2050	102,972	0.0
420,000 (2)	Builders FirstSource, Inc., 5.000%, 03/01/2030	362,376	0.2
289,000	Burlington Northern Santa Fe LLC, 3.900%, 08/01/2046	333,156	0.1
45,000	Burlington Northern Santa Fe LLC, 4.450%, 03/15/2043	55,765	0.0
315,000 (2)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	249,338	0.1
110,000 (2)	Carrier Global Corp., 2.722%, 02/15/2030	103,411	0.0
427,000	CBRE Services, Inc., 5.250%, 03/15/2025	469,100	0.2
225,000 (2)	Centene Corp., 3.375%, 02/15/2030	227,666	0.1
365,000	CenterPoint Energy, Inc., 4.250%, 11/01/2028	398,988	0.2
75,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.800%, 03/01/2050	85,042	0.0
79,000	Cigna Corp., 3.400%, 03/15/2050	82,287	0.0
297,000	Cigna Corp., 4.375%, 10/15/2028	340,164	0.1
305,000	Citigroup, Inc., 4.125%, 07/25/2028	329,648	0.1

See Accompanying Notes to Financial Statements

3

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
AS OF April 30, 2020 (Unaudited) (CONTINUED)

480,000	Citigroup, Inc., 4.000%, 08/05/2024	513,006	0.2
491,000	Citigroup, Inc., 5.500%, 09/13/2025	563,199	0.2
321,000 (2)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	343,319	0.1
193,000	Comcast Corp., 2.350%, 01/15/2027	201,562	0.1
79,000	Comcast Corp., 3.750%, 04/01/2040	91,075	0.0
572,000	Comcast Corp., 4.150%, 10/15/2028	668,383	0.3
115,000	Comcast Corp., 4.250%, 01/15/2033	139,358	0.1
90,000	Comcast Corp., 5.650%, 06/15/2035	125,887	0.1
475,000 (2)	CommScope Technologies LLC, 5.000%, 03/15/2027	409,117	0.2
159,000	Consolidated Edison Co. of New York, Inc., 4.625%, 12/01/2054	204,260	0.1
105,000	Consumers Energy Co., 3.100%, 08/15/2050	119,265	0.1
360,000 (2)	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.625%, 05/01/2027	236,268	0.1
79,000	Crown Castle International Corp., 4.150%, 07/01/2050	93,068	0.0
55,000	CSC Holdings LLC, 5.250%, 06/01/2024	57,480	0.0
200,000 (2)	CSC Holdings LLC, 5.750%, 01/15/2030	208,567	0.1
105,000	CSX Corp., 4.500%, 08/01/2054	129,495	0.1
717,000	CVS Health Corp., 4.300%, 03/25/2028	809,233	0.3
85,000	Dana, Inc., 5.500%, 12/15/2024	79,704	0.0
79,000	Deere & Co., 3.750%, 04/15/2050	94,353	0.0
176,000 (2)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	190,756	0.1
262,408	Delta Air Lines 2015-1 Class B Pass Through Trust, 4.250%, 01/30/2025	234,326	0.1
215,000	DISH DBS Corp., 5.875%, 11/15/2024	207,914	0.1
79,000	Dollar General Corp., 3.500%, 04/03/2030	86,836	0.0
180,000 (3)	Dominion Energy, Inc., 4.650%, 12/31/2199	175,175	0.1
34,000	Dow Chemical Co/The, 5.550%, 11/30/2048	43,048	0.0
340,000	DTE Electric Co., 2.250%, 03/01/2030	353,284	0.1
330,000	DTE Electric Co., 2.950%, 03/01/2050	349,789	0.1
146,000	DTE Electric Co., 4.300%, 07/01/2044	184,764	0.1
185,000	Duke Energy Carolinas LLC, 3.200%, 08/15/2049	208,485	0.1
120,000	Duke Energy Indiana LLC, 3.250%, 10/01/2049	132,639	0.1
140,000	Duke Energy Indiana LLC, 3.750%, 05/15/2046	165,163	0.1
969,000	Energy Transfer Operating L.P., 4.900%, 02/01/2024	974,069	0.4
286,000	Energy Transfer Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/2023	287,868	0.1
240,000	Entergy Louisiana LLC, 4.200%, 04/01/2050	310,325	0.1
64,000	Entergy Louisiana LLC, 2.900%, 03/15/2051	68,092	0.0
97,000	Enterprise Products Operating LLC, 4.200%, 01/31/2050	96,772	0.0
300,000 (2)	ESH Hospitality, Inc., 4.625%, 10/01/2027	272,250	0.1
151,000	Essential Utilities, Inc., 2.704%, 04/15/2030	155,042	0.1
162,000	Evergy Kansas Central, Inc., 3.250%, 09/01/2049	176,934	0.1
85,000	Exxon Mobil Corp., 2.995%, 08/16/2039	86,080	0.0
300,000 (1)	Exxon Mobil Corp., 3.095%, 08/16/2049	307,155	0.1
318,000	Exxon Mobil Corp., 2.610%, 10/15/2030	331,871	0.1
198,000	Exxon Mobil Corp., 3.452%, 04/15/2051	215,721	0.1
283,000	FedEx Corp., 4.050%, 02/15/2048	280,597	0.1
79,000	FedEx Corp., 5.250%, 05/15/2050	94,955	0.0
377,000	Fifth Third Bancorp, 8.250%, 03/01/2038	560,958	0.2
590,000	FirstEnergy Corp., 4.250%, 03/15/2023	638,924	0.3
316,000	Fiserv, Inc., 3.200%, 07/01/2026	339,198	0.1
291,000	Florida Power & Light Co., 4.125%, 02/01/2042	366,124	0.2
300,000	Freeport-McMoRan, Inc., 4.250%, 03/01/2030	280,275	0.1
420,000	General Dynamics Corp., 3.500%, 04/01/2027	466,212	0.2
91,000	General Electric Co., 6.750%, 03/15/2032	112,823	0.1
193,000	General Electric Co., 3.625%, 05/01/2030	194,004	0.1
316,000	General Mills, Inc., 2.875%, 04/15/2030	338,261	0.1
382,000	General Motors Financial Co., Inc., 4.300%, 07/13/2025	358,916	0.2
300,000 (2)	Gray Television, Inc., 7.000%, 05/15/2027	303,555	0.1
79,000	HCA, Inc., 4.125%, 06/15/2029	85,166	0.0
150,000	HCA, Inc., 5.500%, 06/15/2047	181,401	0.1
195,000	Healthpeak Properties, Inc., 3.000%, 01/15/2030	188,203	0.1
85,000	Home Depot, Inc./The, 3.125%, 12/15/2049	90,314	0.0
104,000	Huntsman International LLC, 4.500%, 05/01/2029	100,413	0.0
416,000	Intel Corp., 3.250%, 11/15/2049	463,562	0.2
79,000	Intel Corp., 4.750%, 03/25/2050	109,828	0.1
344,000	Intercontinental Exchange, Inc., 4.250%, 09/21/2048	444,342	0.2

See Accompanying Notes to Financial Statements

4

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
AS OF April 30, 2020 (Unaudited) (CONTINUED)

245,000	Johnson & Johnson, 3.400%, 01/15/2038	285,672	0.1
50,000	Johnson & Johnson, 4.375%, 12/05/2033	65,257	0.0
530,000 (3)	JPMorgan Chase & Co., 6.000%, 12/31/2199	535,668	0.2
79,000 (3)	JPMorgan Chase & Co., 4.493%, 03/24/2031	93,639	0.0
115,000 (3)	JPMorgan Chase & Co., 4.600%, 12/31/2199	103,299	0.0
385,000	Keurig Dr Pepper, Inc., 4.057%, 05/25/2023	412,329	0.2
161,000	Kimco Realty Corp., 3.700%, 10/01/2049	136,549	0.1
227,000	Kinder Morgan Energy Partners L.P., 4.250%, 09/01/2024	241,756	0.1
223,000	Kinder Morgan, Inc., 5.550%, 06/01/2045	256,174	0.1
264,000	Kroger Co/The, 4.650%, 01/15/2048	315,693	0.1
198,000	Lowe's Cos, Inc., 2.500%, 04/15/2026	206,339	0.1
180,000	Lowe's Cos, Inc., 3.700%, 04/15/2046	195,973	0.1
250,000 (1),(2)	Match Group, Inc., 4.125%, 08/01/2030	243,675	0.1
70,000	McDonald's Corp., 3.625%, 05/01/2043	74,946	0.0
85,000	McDonald's Corp., 3.625%, 09/01/2049	94,108	0.0
428,000 (2)	Metropolitan Edison Co., 4.000%, 04/15/2025	477,152	0.2
142,000 (1)	MGM Resorts International, 4.625%, 09/01/2026	127,914	0.1
275,000	Mississippi Power Co., 4.250%, 03/15/2042	308,517	0.1
316,000	Mondelez International, Inc., 2.750%, 04/13/2030	335,283	0.1
105,000 (3)	Morgan Stanley, 3.622%, 04/01/2031	115,662	0.1
545,000	Morgan Stanley, 4.100%, 05/22/2023	576,004	0.2
105,000 (3)	Morgan Stanley, 5.597%, 03/24/2051	150,180	0.1
398,000	MPLX L.P., 4.000%, 03/15/2028	377,991	0.2
130,000 (2)	MPLX L.P., 5.250%, 01/15/2025	128,906	0.1
310,000	National Rural Utilities Cooperative Finance Corp., 3.900%, 11/01/2028	348,785	0.1
220,000	Navient Corp., 5.000%, 03/15/2027	186,615	0.1
53,000	Newmont Corp., 3.700%, 03/15/2023	54,556	0.0
193,000	Northern States Power Co/MN, 3.600%, 09/15/2047	229,202	0.1
270,000 (2)	Novelis Corp., 4.750%, 01/30/2030	241,569	0.1
180,000	NRG Energy, Inc., 5.750%, 01/15/2028	194,337	0.1
105,000	NVIDIA Corp., 3.500%, 04/01/2040	118,554	0.1
77,000	Occidental Petroleum Corp., 4.625%, 06/15/2045	47,547	0.0
65,000	ONEOK, Inc., 3.100%, 03/15/2030	51,913	0.0
55,000	ONEOK, Inc., 4.500%, 03/15/2050	44,403	0.0
504,000	Oracle Corp., 2.950%, 05/15/2025	541,449	0.2
105,000	Oracle Corp., 3.600%, 04/01/2040	118,840	0.1
316,000	Oracle Corp., 2.800%, 04/01/2027	339,613	0.1
48,000	O'Reilly Automotive, Inc., 3.600%, 09/01/2027	49,843	0.0
115,000	O'Reilly Automotive, Inc., 4.350%, 06/01/2028	124,736	0.1
230,000 (2)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	233,496	0.1
200,000	PayPal Holdings, Inc., 2.850%, 10/01/2029	213,201	0.1
238,000	PECO Energy Co., 4.150%, 10/01/2044	299,867	0.1
300,000 (2)	PetSmart, Inc., 5.875%, 06/01/2025	304,125	0.1
448,000	Pfizer, Inc., 2.750%, 06/03/2026	493,725	0.2
481,000	Philip Morris International, Inc., 3.875%, 08/21/2042	522,104	0.2
84,000	Phillips 66, 3.850%, 04/09/2025	88,127	0.0
345,000 (2)	Pilgrim's Pride Corp., 5.875%, 09/30/2027	350,727	0.1
301,000	Plains All American Pipeline L.P. / PAA Finance Corp., 3.600%, 11/01/2024	284,008	0.1
281,000	PNC Financial Services Group, Inc./The, 3.450%, 04/23/2029	309,326	0.1
300,000 (2)	Post Holdings, Inc., 5.500%, 12/15/2029	302,895	0.1
65,000	Puget Sound Energy, Inc., 3.250%, 09/15/2049	71,312	0.0
250,000 (2)	Quicken Loans, Inc., 5.250%, 01/15/2028	244,150	0.1
339,000	Reynolds American, Inc., 6.150%, 09/15/2043	418,482	0.2
180,000	Ross Stores, Inc., 4.700%, 04/15/2027	194,912	0.1
250,000 (2)	Sealed Air Corp., 4.000%, 12/01/2027	246,562	0.1
114,000	Selective Insurance Group, Inc., 5.375%, 03/01/2049	124,380	0.1
85,000	Sherwin-Williams Co/The, 3.300%, 05/15/2050	86,142	0.0
215,000 (2)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	182,664	0.1
230,000 (2)	Sirius XM Radio, Inc., 5.500%, 07/01/2029	243,708	0.1
175,000 (1),(2)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	152,311	0.1
60,000	Southern California Edison Co., 3.650%, 02/01/2050	65,166	0.0
91,000	Southwest Airlines Co., 3.450%, 11/16/2027	84,526	0.0
150,000	Sprint Nextel Corp., 6.875%, 11/15/2028	181,350	0.1

See Accompanying Notes to Financial Statements

5

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
AS OF April 30, 2020 (Unaudited) (CONTINUED)

65,000 (2)	Standard Industries, Inc./NJ, 4.750%, 01/15/2028	63,960	0.0
170,000 (2)	Standard Industries, Inc./NJ, 5.000%, 02/15/2027	171,411	0.1
240,000 (2)	Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 06/01/2025	233,952	0.1
134,000	Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/2024	132,243	0.1
350,000 (2)	Tenet Healthcare Corp., 5.125%, 11/01/2027	346,728	0.1
70,000	Texas Instruments, Inc., 3.875%, 03/15/2039	84,613	0.0
299,000	Time Warner Cable LLC, 5.875%, 11/15/2040	355,747	0.2
316,000 (2)	T-Mobile USA, Inc., 3.750%, 04/15/2027	340,341	0.1
79,000 (2)	T-Mobile USA, Inc., 3.875%, 04/15/2030	86,809	0.0
370,000	Union Electric Co., 3.250%, 10/01/2049	412,728	0.2
58,009	United Airlines 2016-1 Class B Pass Through Trust, 3.650%, 07/07/2027	42,032	0.0
86,447	United Airlines 2016-2 Class B Pass Through Trust, 3.650%, 04/07/2027	60,484	0.0
135,000	United Parcel Service, Inc., 3.400%, 09/01/2049	150,221	0.1
180,000	United Rentals North America, Inc., 4.000%, 07/15/2030	170,217	0.1
155,000	United Rentals North America, Inc., 4.875%, 01/15/2028	154,946	0.1
285,000	Raytheon Technologies Corp., 4.500%, 06/01/2042	364,995	0.2
250,000 (2)	Valvoline, Inc., 4.250%, 02/15/2030	244,300	0.1
250,000	Verizon Communications, Inc., 4.125%, 03/16/2027	290,392	0.1
435,000	Verizon Communications, Inc., 4.125%, 08/15/2046	532,939	0.2
615,000	ViacomCBS, Inc., 3.700%, 08/15/2024	628,679	0.3
339,000	ViacomCBS, Inc., 4.375%, 03/15/2043	328,236	0.1
300,000 (2)	ViaSat, Inc., 5.625%, 04/15/2027	296,895	0.1
316,000	VMware, Inc., 4.650%, 05/15/2027	335,635	0.1
351,000	Walmart, Inc., 3.700%, 06/26/2028	407,542	0.2
400,000	Walt Disney Co/The, 5.400%, 10/01/2043	552,929	0.2
350,000 (3)	Wells Fargo & Co., 2.406%, 10/30/2025	355,875	0.2
430,000	Wells Fargo & Co., 4.100%, 06/03/2026	465,385	0.2
143,000	Welltower, Inc., 4.125%, 03/15/2029	147,523	0.1
97,000	Evergy Kansas Central, Inc., 4.125%, 03/01/2042	114,648	0.1
400,000	WPX Energy, Inc., 5.750%, 06/01/2026	364,840	0.2
300,000 (2)	Zayo Group Holdings, Inc., 4.000%, 03/01/2027	292,359	0.1
		57,218,459	23.1

	Total Corporate Bonds/Notes
	(Cost $84,778,851)	86,814,686	35.0

COLLATERALIZED MORTGAGE OBLIGATIONS: 22.2%
	United States: 22.2%
456,153 (3)	Adjustable Rate Mortgage Trust 2006-2 1A1, 3.929%, 05/25/2036	409,871	0.2
381,265	Alternative Loan Trust 2005-51 3A2A, 3.161%, (12MTA + 1.290%), 11/20/2035	327,424	0.1
129,741	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	92,113	0.0
197,522	Alternative Loan Trust 2007-23CB A3, 0.987%, (US0001M + 0.500%), 09/25/2037	78,778	0.0
481,110	CHL Mortgage Pass-Through Trust 2007-7 A7, 5.750%, 06/25/2037	365,839	0.1
494,038	CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/2036	464,051	0.2
89,733	Countrywide Alternative Loan Trust 2005-53T2 2A6, 0.987%, (US0001M + 0.500%), 11/25/2035	41,047	0.0
224,611	Countrywide Asset-Backed Certificates 2005-IM1 M1, 1.207%, (US0001M + 0.720%), 11/25/2035	213,932	0.1
354,407 (2),(3)	CSMC Trust 2015-2 B3, 3.923%, 02/25/2045	352,708	0.1
263,972 (2),(3)	CSMC Trust 2015-3 B1, 3.931%, 03/25/2045	266,542	0.1
4,928,042 (4)	Fannie Mae 2005-18 SC, 4.163%, (-1.000*US0001M + 4.650%), 03/25/2035	762,179	0.3
1,333,673 (4)	Fannie Mae 2008-41 S, 6.313%, (-1.000*US0001M + 6.800%), 11/25/2036	342,267	0.1
3,540,835 (4)	Fannie Mae 2009-106 SA, 5.763%, (-1.000*US0001M + 6.250%), 01/25/2040	540,202	0.2
271,223	Fannie Mae Connecticut Avenue Securities 2016-C04 1M2, 4.737%, (US0001M + 4.250%), 01/25/2029	269,136	0.1
739,374	Fannie Mae Connecticut Avenue Securities 2016-C05 2M2, 4.937%, (US0001M + 4.450%), 01/25/2029	733,076	0.3
895,044	Fannie Mae Connecticut Avenue Securities 2016-C07 2M2, 4.837%, (US0001M + 4.350%), 05/25/2029	886,636	0.4

See Accompanying Notes to Financial Statements

6

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
AS OF April 30, 2020 (Unaudited) (CONTINUED)

394,979	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 4.137%, (US0001M + 3.650%), 09/25/2029	377,699	0.2
500,000	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 3.487%, (US0001M + 3.000%), 10/25/2029	479,263	0.2
462,798	Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 2.687%, (US0001M + 2.200%), 01/25/2030	433,301	0.2
600,000	Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 2.887%, (US0001M + 2.400%), 05/28/2030	543,410	0.2
518,925	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 2.987%, (US0001M + 2.500%), 05/25/2030	458,284	0.2
1,000,000	Fannie Mae Connecticut Avenue Securities 2018-C03 1M2, 2.637%, (US0001M + 2.150%), 10/25/2030	908,641	0.4
1,141,718	Fannie Mae Connecticut Avenue Securities 2018-C04 2M2, 3.037%, (US0001M + 2.550%), 12/25/2030	1,001,007	0.4
200,000	Fannie Mae Connecticut Avenue Securities 2018-C05 1M2, 2.837%, (US0001M + 2.350%), 01/25/2031	180,906	0.1
485,229	Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 2.487%, (US0001M + 2.000%), 03/25/2031	441,718	0.2
577,292 (2)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 2.787%, (US0001M + 2.300%), 08/25/2031	532,672	0.2
858,540 (2)	Fannie Mae Connecticut Avenue Securities Trust 2018-R07 1M2, 2.887%, (US0001M + 2.400%), 04/25/2031	810,448	0.3
281,772 (2)	Fannie Mae Connecticut Avenue Securities Trust 2019-R01 2M2, 2.937%, (US0001M + 2.450%), 07/25/2031	254,213	0.1
1,000,000 (2)	Fannie Mae Connecticut Avenue Securities Trust 2020-R01 1M2, 2.537%, (US0001M + 2.050%), 01/25/2040	772,486	0.3
125,033	Fannie Mae REMIC Trust 2003-22 BZ, 6.000%, 04/25/2033	144,065	0.1
120,513	Fannie Mae REMIC Trust 2005-74 DK, 22.051%, (-4.000*US0001M + 24.000%), 07/25/2035	190,343	0.1
150,330	Fannie Mae REMIC Trust 2006-104 ES, 31.014%, (-5.000*US0001M + 33.450%), 11/25/2036	293,780	0.1
1,900,952 (4)	Fannie Mae REMIC Trust 2007-36 SN, 6.283%, (-1.000*US0001M + 6.770%), 04/25/2037	436,326	0.2
148,651	Fannie Mae REMIC Trust 2007-55 DS, 13.782%, (-2.500*US0001M + 15.000%), 06/25/2037	194,722	0.1
1,147,843 (4)	Fannie Mae REMIC Trust 2008-53 FI, 5.613%, (-1.000*US0001M + 6.100%), 07/25/2038	161,137	0.1
848,096 (4)	Fannie Mae REMIC Trust 2008-58 SM, 5.613%, (-1.000*US0001M + 6.100%), 07/25/2038	202,571	0.1
147,528	Fannie Mae REMIC Trust 2009-66 SL, 12.552%, (-3.333*US0001M + 15.833%), 09/25/2039	333,956	0.1
93,200	Fannie Mae REMIC Trust 2009-66 SW, 12.718%, (-3.333*US0001M + 16.000%), 09/25/2039	212,670	0.1
5,687,031 (4)	Fannie Mae REMIC Trust 2010-123 SL, 5.583%, (-1.000*US0001M + 6.070%), 11/25/2040	1,122,202	0.5
4,971,893 (4)	Fannie Mae REMIC Trust 2011-55 SK, 6.073%, (-1.000*US0001M + 6.560%), 06/25/2041	1,229,134	0.5
2,190,438 (4)	Fannie Mae REMIC Trust 2011-86 NS, 5.463%, (-1.000*US0001M + 5.950%), 09/25/2041	437,971	0.2
722,797 (4)	Fannie Mae REMIC Trust 2012-10 US, 5.963%, (-1.000*US0001M + 6.450%), 02/25/2042	93,498	0.0
2,307,168 (4)	Fannie Mae REMIC Trust 2012-24 HS, 6.063%, (-1.000*US0001M + 6.550%), 09/25/2040	296,746	0.1
1,720,410 (4)	Fannie Mae REMIC Trust 2013-31 PI, 4.500%, 02/25/2043	136,718	0.1
1,356,666	Fannie Mae REMICS 2013-126 ZA, 4.000%, 07/25/2032	1,458,980	0.6
870,152 (4)	Fannie Mae Series 2007-9 SE, 5.593%, (-1.000*US0001M + 6.080%), 03/25/2037	186,619	0.1
1,464,310 (4)	Fannie Mae Series 2013-44 DI, 3.000%, 05/25/2033	136,857	0.1
959,759 (2),(3)	Flagstar Mortgage Trust 2018-2 B2, 4.042%, 04/25/2048	928,707	0.4

See Accompanying Notes to Financial Statements

7

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
AS OF April 30, 2020 (Unaudited) (CONTINUED)

216,179 (4)	Freddie Mac REMIC Trust 2303 SY, 7.886%, (-1.000*US0001M + 8.700%), 04/15/2031	61,890	0.0
1,480,594 (4)	Freddie Mac REMIC Trust 2989 GU, 6.186%, (-1.000*US0001M + 7.000%), 02/15/2033	322,590	0.1
1,262,690 (4)	Freddie Mac REMIC Trust 3271 SB, 5.236%, (-1.000*US0001M + 6.050%), 02/15/2037	263,978	0.1
4,122,762 (4)	Freddie Mac REMIC Trust 3424 HI, 5.086%, (-1.000*US0001M + 5.900%), 04/15/2038	990,742	0.4
1,038,978 (4)	Freddie Mac REMIC Trust 3632 IP, 5.000%, 02/15/2040	143,945	0.1
197,718 (4)	Freddie Mac REMIC Trust 3710 SL, 5.186%, (-1.000*US0001M + 6.000%), 05/15/2036	1,366	0.0
5,625,681 (4)	Freddie Mac REMIC Trust 3856 KS, 5.736%, (-1.000*US0001M + 6.550%), 05/15/2041	1,095,541	0.4
1,906,851 (4)	Freddie Mac REMIC Trust 3925 SD, 5.236%, (-1.000*US0001M + 6.050%), 07/15/2040	213,037	0.1
2,013,521 (4)	Freddie Mac REMIC Trust 3946 SE, 5.836%, (-1.000*US0001M + 6.650%), 02/15/2041	185,451	0.1
3,196,622 (4)	Freddie Mac REMIC Trust 4077 SM, 5.886%, (-1.000*US0001M + 6.700%), 08/15/2040	354,628	0.1
1,136,551 (4)	Freddie Mac REMIC Trust 4152 BI, 4.000%, 12/15/2041	137,614	0.1
2,047,264 (4)	Freddie Mac REMIC Trust 4313 MI, 5.000%, 04/15/2039	286,016	0.1
2,848,774 (4)	Freddie Mac REMICS 3693 SC, 5.686%, (-1.000*US0001M + 6.500%), 07/15/2040	600,300	0.2
4,450,075	Freddie Mac REMICS 3792 DS, 5.786%, (-1.000*US0001M + 6.600%), 11/15/2040	374,230	0.2
2,716,354 (4)	Freddie Mac REMICS 4040 SW, 5.816%, (-1.000*US0001M + 6.630%), 05/15/2032	493,609	0.2
2,582,152 (4)	Freddie Mac REMICS 4623 MS, 5.186%, (-1.000*US0001M + 6.000%), 10/15/2046	603,073	0.2
900,000 (2)	Freddie Mac STACR Trust 2018-DNA2 M2, 2.637%, (US0001M + 2.150%), 12/25/2030	790,393	0.3
300,000 (2)	Freddie Mac Stacr Trust 2018-HQA2 M2, 2.787%, (US0001M + 2.300%), 10/25/2048	257,342	0.1
286,303	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA2 M3, 4.387%, (US0001M + 3.900%), 12/25/2027	285,465	0.1
300,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 5.187%, (US0001M + 4.700%), 04/25/2028	303,771	0.1
134,850	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 4.287%, (US0001M + 3.800%), 03/25/2025	124,174	0.1
1,339,064	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA4 M3, 4.287%, (US0001M + 3.800%), 03/25/2029	1,310,255	0.5
800,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2 M2, 3.937%, (US0001M + 3.450%), 10/25/2029	777,964	0.3
400,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 2.987%, (US0001M + 2.500%), 03/25/2030	381,312	0.2
386,649	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA1 M2, 4.037%, (US0001M + 3.550%), 08/25/2029	360,688	0.1
600,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 3.137%, (US0001M + 2.650%), 12/25/2029	539,138	0.2
92,398 (3)	Freddie Mac Whole Loan Securities Trust 2016-SC02 M1, 3.590%, 10/25/2046	90,878	0.0
2,159,089	Freddie Mac REMICS 4800 MZ, 4.000%, 06/15/2048	2,372,122	1.0
1,561,112	Freddie Mac REMICS 4879 ZA, 4.000%, 05/15/2049	1,741,473	0.7
400,000 (2)	Freddie Mac STACR 2019-HQA3 M2, 2.337%, (US0001M + 1.850%), 09/27/2049	343,947	0.1
500,000 (2)	Freddie Mac Stacr Remic Trust 2020-HQA2 M2, 3.587%, (US0001M + 3.100%), 03/25/2050	362,067	0.1
448,263 (2)	Freddie Mac STACR Trust 2019-DNA3 M2, 2.537%, (US0001M + 2.050%), 07/25/2049	388,641	0.2
900,000 (2),(3)	Galton Funding Mortgage Trust 2018-2 A51, 4.500%, 10/25/2058	927,268	0.4
34,666	Ginnie Mae Series 2007-37 S, 22.388%, (-3.667*US0001M + 25.300%), 04/16/2037	37,636	0.0

See Accompanying Notes to Financial Statements

8

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
AS OF April 30, 2020 (Unaudited) (CONTINUED)

323,887	Ginnie Mae Series 2007-8 SP, 19.720%, (-3.242*US0001M + 22.048%), 03/20/2037	550,709	0.2
28,473,047	Ginnie Mae Series 2009-106 CM, 5.806%, (-1.000*US0001M + 6.600%), 01/16/2034	4,719,510	1.9
1,889,212 (4)	Ginnie Mae Series 2010-116 NS, 5.856%, (-1.000*US0001M + 6.650%), 09/16/2040	405,846	0.2
543,749 (4)	Ginnie Mae Series 2010-6 IA, 5.000%, 11/20/2039	50,094	0.0
2,973,395 (4)	Ginnie Mae Series 2011-116 BI, 4.000%, 08/16/2026	210,116	0.1
818,285 (4)	Ginnie Mae Series 2011-140 CI, 5.000%, 10/20/2040	57,262	0.0
1,684,693 (4)	Ginnie Mae Series 2013-115 NI, 4.500%, 01/16/2043	269,048	0.1
1,257,712 (4)	Ginnie Mae Series 2013-5 NI, 3.000%, 01/20/2028	78,091	0.0
2,895,674 (4)	Ginnie Mae Series 2015-178 GI, 4.000%, 05/20/2044	276,002	0.1
15,740,015 (4)	Ginnie Mae Series 2019-89 QI, 4.000%, 04/20/2046	1,988,420	0.8
380,895	GreenPoint Mortgage Funding Trust 2006-AR3 4A1, 0.697%, (US0001M + 0.210%), 04/25/2036	343,177	0.1
165,686 (2),(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	170,328	0.1
241,182 (2),(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 A1, 3.500%, 03/25/2050	246,394	0.1
327,417 (2),(3)	JP Morgan Mortgage Trust 2017-3 1A13, 3.500%, 08/25/2047	328,432	0.1
373,349 (2),(3)	JP Morgan Mortgage Trust 2017-3 B1, 3.829%, 08/25/2047	368,829	0.1
273,978 (2),(3)	JP Morgan Mortgage Trust 2019-INV3 A15, 3.500%, 05/25/2050	274,921	0.1
456,630 (2),(3)	JP Morgan Mortgage Trust 2019-INV3 A3, 3.500%, 05/25/2050	469,924	0.2
137,002 (2),(3)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	139,701	0.1
493,877 (2),(3)	JP Morgan Mortgage Trust 2019-LTV3 A15, 3.500%, 12/31/2049	495,655	0.2
253,777	Lehman XS Trust Series 2005-5N 1A2, 0.847%, (US0001M + 0.360%), 11/25/2035	194,846	0.1
388,175 (2),(3)	OBX 2019-INV2 A25 Trust, 4.000%, 05/27/2049	395,014	0.2
875,057 (2),(3)	OBX 2020-INV1 A21 Trust, 3.500%, 05/25/2049	882,016	0.4
243,483 (2),(3)	Sequoia Mortgage Trust 2014-3 B3, 3.939%, 10/25/2044	239,583	0.1
207,503 (2),(3)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	212,216	0.1
10,793 (3)	Structured Asset Securities Corp. 2004-4XS 1A6, 5.050%, 02/25/2034	11,098	0.0
11,455,357 (3),(4)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 1.787%, 08/25/2045	608,580	0.2
65,603 (3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.691%, 10/25/2036	59,510	0.0
226,653 (3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.890%, 08/25/2046	200,281	0.1
475,466 (3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.691%, 12/25/2036	426,722	0.2
149,162 (3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.159%, 04/25/2037	123,605	0.1
686,866	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	613,436	0.2
156,055	Wells Fargo Alternative Loan 2007-PA2 2A1, 0.917%, (US0001M + 0.430%), 06/25/2037	120,856	0.0
538,907 (2),(3)	WinWater Mortgage Loan Trust 2015-5 B4, 3.774%, 08/20/2045	523,172	0.2

	Total Collateralized Mortgage Obligations
	(Cost $51,757,727)	55,112,789	22.2

U.S. GOVERNMENT AGENCY OBLIGATIONS: 7.6%
	Federal Home Loan Mortgage Corporation: 0.9%(5)
1,449,559	3.500%,01/01/2048	1,550,790	0.6
177,352	4.000%,09/01/2045	193,094	0.1
146,660	4.000%,09/01/2045	159,767	0.1
250,188	4.000%,05/01/2046	271,432	0.1
		2,175,083	0.9

	Government National Mortgage Association: 2.2%
4,940,000 (6)	3.000%,06/22/2050	5,247,246	2.1
180,018	4.500%,08/20/2041	198,443	0.1
7,981 (3)	5.140%,10/20/2060	8,077	0.0
21,581	5.500%,03/20/2039	24,308	0.0
		5,478,074	2.2

	Uniform Mortgage-Backed Securities: 4.5%
99,409	2.500%,06/01/2030	104,593	0.1
67,227	2.500%,06/01/2030	70,734	0.0
41,263	2.500%,07/01/2030	43,414	0.0
4,380,000 (6)	2.500%,06/11/2050	4,553,761	1.8
312,926	3.500%,06/01/2034	334,140	0.1
1,451,481	3.500%,09/01/2049	1,538,482	0.6

See Accompanying Notes to Financial Statements

9

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
AS OF April 30, 2020 (Unaudited) (CONTINUED)

180,643	4.000%,05/01/2045	195,770	0.1
3,233,933	4.000%,04/01/2049	3,508,474	1.4
246,662	4.500%,12/01/2040	274,468	0.1
129,520	4.500%,12/01/2040	143,262	0.1
218,667	5.000%,05/01/2041	250,408	0.1
138,574	5.000%,06/01/2041	156,709	0.1
		11,174,215	4.5

	Total U.S. Government Agency Obligations
	(Cost $18,576,795)	18,827,372	7.6

SOVEREIGN BONDS: 16.3%
	Argentina: 0.2%
1,420,000	Argentine Republic Government International Bond, 6.875%, 04/22/2021	412,510	0.2
275,000	Argentine Republic Government International Bond, 6.875%, 01/26/2027	70,128	0.0
		482,638	0.2

	Australia: 0.2%
AUD 837,000 (2)	Queensland Treasury Corp., 1.750%, 07/20/2034	535,984	0.2

	Brazil: 0.6%
BRL 6,000,000	Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/2023	1,272,228	0.5
250,000	Brazilian Government International Bond, 6.000%, 04/07/2026	275,375	0.1
		1,547,603	0.6

	Canada: 0.4%
CAD 880,000	Canadian Government Bond, 3.500%, 12/01/2045	964,159	0.4

	China: 2.5%
CNY 30,610,000	China Government Bond, 3.250%, 11/22/2028	4,579,303	1.9
CNY 9,950,000	China Government Bond, 4.080%, 10/22/2048	1,595,264	0.6
		6,174,567	2.5

	Colombia: 0.2%
600,000	Colombia Government International Bond, 3.000%, 01/30/2030	549,750	0.2

	Croatia: 0.2%
EUR 300,000	Croatia Government International Bond, 1.125%, 06/19/2029	306,539	0.1
300,000	Croatia Government International Bond, 6.375%, 03/24/2021	309,846	0.1
		616,385	0.2

	Dominican Republic: 0.3%
325,000 (2)	Dominican Republic International Bond, 4.500%, 01/30/2030	270,969	0.1
461,000 (2)	Dominican Republic International Bond, 6.600%, 01/28/2024	452,840	0.2
		723,809	0.3

	Ecuador: 0.0%
200,000	Ecuador Government International Bond, 7.875%, 01/23/2028	58,752	0.0

	Egypt: 0.5%
300,000 (2)	Egypt Government International Bond, 4.550%, 11/20/2023	282,510	0.1
600,000	Egypt Government International Bond, 6.588%, 02/21/2028	553,200	0.2
325,000	Egypt Government International Bond, 7.500%, 01/31/2027	317,426	0.2
		1,153,136	0.5

	Germany: 0.1%
EUR 120,000	Bundesobligation, 0.000%, 10/08/2021	132,865	0.1
EUR 9,700	Bundesobligation, 0.000%, 04/14/2023	10,878	0.0
EUR 60,000	Bundesrepublik Deutschland Bundesanleihe, 0.500%, 02/15/2028	72,012	0.0
EUR 40,000	Bundesrepublik Deutschland Bundesanleihe, 1.000%, 08/15/2025	48,038	0.0
EUR 30,000	Bundesrepublik Deutschland Bundesanleihe, 0.000%, 08/15/2026	34,453	0.0
		298,246	0.1

	Ghana: 0.1%
450,000 (2)	Ghana Government International Bond, 6.375%, 02/11/2027	348,750	0.1

	Hungary: 0.1%
110,000	Hungary Government International Bond, 7.625%, 03/29/2041	177,749	0.1

	Indonesia: 1.2%
IDR 13,833,000,000	Indonesia Treasury Bond, 8.375%, 04/15/2039	941,295	0.4
IDR 26,484,000,000	Indonesia Treasury Bond, 8.750%, 05/15/2031	1,865,898	0.7
200,000	Perusahaan Penerbit SBSN Indonesia III, 4.450%, 02/20/2029	215,236	0.1
		3,022,429	1.2

	Italy: 0.7%
EUR 641,000 (2)	Italy Buoni Poliennali Del Tesoro, 3.850%, 09/01/2049	882,449	0.3
EUR 641,000 (2)	Italy Buoni Poliennali Del Tesoro, 5.000%, 08/01/2034	949,340	0.4
		1,831,789	0.7

See Accompanying Notes to Financial Statements

10

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
AS OF April 30, 2020 (Unaudited) (CONTINUED)

	Ivory Coast: 0.1%
277,875 (3)	Ivory Coast Government International Bond, 5.750%, 12/31/2032	243,807	0.1

	Kenya: 0.1%
250,000 (2)	Kenya Government International Bond, 7.000%, 05/22/2027	229,375	0.1

	Mexico: 0.1%
200,000	Mexico Government International Bond, 3.250%, 04/16/2030	181,380	0.1
5,000	Mexico Government International Bond, 4.000%, 10/02/2023	5,116	0.0
		186,496	0.1

	Morocco: 0.1%
200,000	Morocco Government International Bond, 4.250%, 12/11/2022	208,796	0.1

	Nigeria: 0.1%
200,000	Nigeria Government International Bond, 7.875%, 02/16/2032	152,920	0.1

	Oman: 0.1%
200,000	Oman Government International Bond, 6.000%, 08/01/2029	153,565	0.1

	Panama: 0.3%
200,000	Panama Government International Bond, 3.875%, 03/17/2028	216,252	0.1
315,000	Panama Government International Bond, 6.700%, 01/26/2036	416,937	0.2
		633,189	0.3

	Peru: 1.6%
PEN 7,533,000 (2)	Peru Government Bond, 6.150%, 08/12/2032	2,479,891	1.0
PEN 4,000,000	Peru Government Bond, 6.350%, 08/12/2028	1,377,542	0.6
75,000	Peruvian Government International Bond, 5.625%, 11/18/2050	112,500	0.0
		3,969,933	1.6

	Poland: 0.2%
375,000	Republic of Poland Government International Bond, 3.250%, 04/06/2026	408,980	0.2

	Portugal: 0.8%
EUR 1,664,000 (2)	Portugal Obrigacoes do Tesouro OT, 2.250%, 04/18/2034	2,108,150	0.8

	Russia: 2.4%
RUB 301,940,000	Russian Federal Bond - OFZ, 7.250%, 05/10/2034	4,490,420	1.8
RUB 47,938,000	Russian Federal Bond - OFZ, 6.900%, 05/23/2029	690,606	0.3
200,000	Russian Foreign Bond - Eurobond, 4.375%, 03/21/2029	221,278	0.1
400,000 (2)	Russian Foreign Bond - Eurobond, 4.875%, 09/16/2023	436,976	0.2
		5,839,280	2.4

	Saudi Arabia: 0.1%
200,000 (2)	KSA Sukuk Ltd., 3.628%, 04/20/2027	210,204	0.1

	South Africa: 0.4%
250,000	Republic of South Africa Government International Bond, 4.300%, 10/12/2028	211,133	0.1
900,000	Republic of South Africa Government International Bond, 4.850%, 09/30/2029	777,814	0.3
		988,947	0.4

	Spain: 1.2%
EUR 1,284,000 (2)	Spain Government Bond, 1.450%, 04/30/2029	1,506,527	0.6
EUR 1,092,000 (2)	Spain Government Bond, 2.700%, 10/31/2048	1,542,966	0.6
		3,049,493	1.2

	Sri Lanka: 0.0%
200,000 (2)	Sri Lanka Government International Bond, 6.825%, 07/18/2026	116,000	0.0

	Turkey: 0.8%
1,500,000	Turkey Government International Bond, 4.875%, 10/09/2026	1,321,889	0.5
200,000	Turkey Government International Bond, 5.600%, 11/14/2024	191,350	0.1
461,000	Turkey Government International Bond, 7.375%, 02/05/2025	469,730	0.2
		1,982,969	0.8

	Ukraine: 0.5%
525,000	Ukraine Government International Bond, 7.375%, 09/25/2032	467,371	0.2
800,000	Ukraine Government International Bond, 7.750%, 09/01/2025	750,050	0.3
		1,217,421	0.5

	Uruguay: 0.1%
75,000	Uruguay Government International Bond, 4.375%, 10/27/2027	82,377	0.0
75,000	Uruguay Government International Bond, 7.625%, 03/21/2036	104,344	0.1
		186,721	0.1

	Total Sovereign Bonds
	(Cost $43,196,987)	40,371,992	16.3

See Accompanying Notes to Financial Statements

11

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
AS OF April 30, 2020 (Unaudited) (CONTINUED)

U.S. TREASURY OBLIGATIONS: 1.0%
	U.S. Treasury Bonds: 0.0%
123,000	2.375%,11/15/2049	155,662	0.0

	U.S. Treasury Notes: 1.0%
140,000	0.250%,04/15/2023	140,033	0.1
2,220,000	0.500%,04/30/2027	2,214,884	0.9
50,000	1.500%,02/15/2030	54,070	0.0
		2,408,987	1.0

	Total U.S. Treasury Obligations
	(Cost $2,573,789)	2,564,649	1.0

ASSET-BACKED SECURITIES: 6.2%
	United States: 6.2%
500,000 (2)	AMMC CLO 16 Ltd. 2015-16A CR, 3.661%, (US0003M + 2.350%), 04/14/2029	455,811	0.2
750,000 (2)	Barings Clo Ltd. 2019-4A C, 4.703%, (US0003M + 2.800%), 01/15/2033	665,571	0.3
1,190,000 (2)	BDS 2020-FL5 C Ltd., 2.768%, (US0001M + 2.050%), 02/16/2037	964,579	0.4
1,550,000 (2)	BDS 2020-FL5 D Ltd., 3.218%, (US0001M + 2.500%), 02/16/2037	1,148,804	0.5
500,000 (2)	BlueMountain CLO 2013-2A CR, 3.048%, (US0003M + 1.950%), 10/22/2030	440,782	0.2
750,000 (2)	CIFC Funding 2013-IA BR Ltd., 3.576%, (US0003M + 2.400%), 07/16/2030	675,974	0.3
465,908 (3)	Citigroup Mortgage Loan Trust 2006-WF1 A2E, 4.843%, 03/25/2036	290,214	0.1
600,000 (2)	Clear Creek CLO 2015-1A CR, 3.085%, (US0003M + 1.950%), 10/20/2030	530,876	0.2
1,000,000 (2)	Galaxy XV CLO Ltd. 2013-15A CR, 3.219%, (US0003M + 2.000%), 10/15/2030	882,669	0.3
600,000 (2)	Galaxy XXI CLO Ltd. 2015-21A CR, 2.885%, (US0003M + 1.750%), 04/20/2031	525,204	0.2
1,180,000 (2)	Invitation Homes 2018-SFR1 D Trust, 2.201%, (US0001M + 1.450%), 03/17/2037	1,105,759	0.4
1,000,000 (2)	Jay Park CLO Ltd. 2016-1A BR, 3.135%, (US0003M + 2.000%), 10/20/2027	913,194	0.4
2,050,000 (2)	LCM XXIV Ltd. 24A C, 3.385%, (US0003M + 2.250%), 03/20/2030	1,830,232	0.7
900,000 (2)	Madison Park Funding XXI Ltd. 2016-21A BR, 4.069%, (US0003M + 2.850%), 10/15/2032	781,426	0.3
500,000 (2)	Madison Park Funding XXXI Ltd. 2018-31A C, 3.193%, (US0003M + 2.150%), 01/23/2031	443,157	0.2
300,000 (2),(3)	Mill City Mortgage Loan Trust 2017-1 M2, 3.250%, 11/25/2058	308,038	0.1
300,000 (2),(3)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	305,215	0.1
1,000,000 (2)	OCP CLO 2014-5 A BR Ltd., 2.791%, (US0003M + 1.800%), 04/26/2031	838,737	0.3
250,000 (2)	Palmer Square Loan Funding 2018-1A C Ltd., 3.069%, (US0003M + 1.850%), 04/15/2026	216,154	0.1
1,240,000 (2)	Progress Residential 2018-SFR2 E Trust, 4.656%, 08/17/2035	1,162,357	0.5
600,000 (2)	Shackleton CLO Ltd. 2019-15A C, 4.703%, (US0003M + 2.800%), 01/15/2030	548,914	0.2
500,000 (2)	THL Credit Wind River 2016-1A CR CLO Ltd., 3.319%, (US0003M + 2.100%), 07/15/2028	452,124	0.2

	Total Asset-Backed Securities
	(Cost $17,380,966)	15,485,791	6.2

COMMERCIAL MORTGAGE-BACKED SECURITIES: 10.2%
	United States: 10.2%
7,740,914 (3),(4)	BANK 2017-BNK5 XA, 1.219%, 06/15/2060	328,770	0.1
993,783 (3),(4)	BANK 2019-BNK16 XA, 1.126%, 02/15/2052	63,190	0.0
110,000 (2)	BDS 2018-FL2 D, 3.301%, (US0001M + 2.550%), 08/15/2035	92,559	0.0
280,000 (2)	Benchmark 2019-B9 D Mortgage Trust, 3.000%, 03/15/2052	157,917	0.1
1,435,269 (3),(4)	Benchmark 2019-B9 XA Mortgage Trust, 1.213%, 03/15/2052	102,724	0.0
964,955 (2)	BX Commercial Mortgage Trust 2019-XL J, 3.464%, (US0001M + 2.650%), 10/15/2036	894,239	0.4
900,000 (2)	BX Commercial Mortgage Trust 2020-BXLP G, 3.314%, (US0001M + 2.500%), 12/15/2029	822,760	0.3
390,000 (2),(3)	BX Trust 2019-OC11 E, 4.076%, 12/09/2041	332,927	0.1
890,000 (2),(3)	CALI Mortgage Trust 2019-101C E, 4.469%, 03/10/2039	925,507	0.4
3,302,930 (3),(4)	CD 2016-CD1 Mortgage Trust XA, 1.536%, 08/10/2049	170,358	0.1
360,000 (2)	Citigroup Commercial Mortgage Trust 2016-C2 E, 4.594%, 08/10/2049	212,504	0.1
8,581,000 (3),(4)	Citigroup Commercial Mortgage Trust 2016-C2 XB, 0.992%, 08/10/2049	398,987	0.2
3,573,927 (3),(4)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.253%, 10/12/2050	193,486	0.1
16,397,503 (2),(3),(4)	COMM 2012-LTRT XA, 1.056%, 10/05/2030	267,086	0.1
200,000 (2),(3)	COMM 2013-CR10 E Mortgage Trust, 4.949%, 08/10/2046	168,849	0.1

See Accompanying Notes to Financial Statements

12

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
AS OF April 30, 2020 (Unaudited) (CONTINUED)

1,420,000 (2),(3)	COMM 2014-LC15 D Mortgage Trust, 5.150%, 04/10/2047	1,148,381	0.5
300,000 (3)	COMM 2016-COR1 C, 4.529%, 10/10/2049	256,423	0.1
7,190,214 (3),(4)	COMM 2016-CR28 XA, 0.771%, 02/10/2049	199,895	0.1
1,000,000 (3)	COMM 2017-COR2 C, 4.713%, 09/10/2050	847,156	0.3
530,000 (2),(3)	DBJPM 16-C3 Mortgage Trust, 3.632%, 08/10/2049	342,600	0.1
2,311,473 (2),(3),(4)	DBUBS 2011-LC1A XA, 0.876%, 11/10/2046	3,451	0.0
650,000 (2),(3)	DBUBS 2011-LC2 E Mortgage Trust, 5.714%, 07/10/2044	563,640	0.2
540,000 (2)	DBUBS 2011-LC2A F Mortgage Trust, 4.000%, (US0001M + 3.650%), 07/10/2044	439,403	0.2
1,470,000 (2),(3)	DBUBS 2017-BRBK F Mortgage Trust, 3.648%, 10/10/2034	1,175,848	0.5
910,000 (2),(3)	Del Amo Fashion Center Trust 2017-AMO C, 3.757%, 06/05/2035	792,344	0.3
390,000 (2)	Fontainebleau Miami Beach Trust 2019-FBLU F, 4.095%, 12/10/2036	263,139	0.1
4,300,000 (3),(4)	Freddie Mac Multifamily Structured Pass Through Certificates K013 X3, 2.909%, 01/25/2043	62,761	0.0
1,760,000 (2),(3)	GS Mortgage Securities Corp. Trust 2017-SLP E, 4.744%, 10/10/2032	1,402,777	0.6
450,000 (2),(3)	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/2043	419,975	0.2
220,000 (2)	GS Mortgage Securities Trust 2013-GC16 G, 3.500%, 11/10/2046	154,128	0.1
4,381,997 (3),(4)	GS Mortgage Securities Trust 2013-GC16 XA, 1.208%, 11/10/2046	131,551	0.0
520,000 (2),(3)	GS Mortgage Securities Trust 2016-GS4 E, 3.920%, 11/10/2049	276,787	0.1
7,732,039 (3),(4)	GS Mortgage Securities Trust 2017-GS6 XA, 1.186%, 05/10/2050	451,709	0.2
600,000 (2),(3)	GS Mortgage Securities Trust 2019-GC40 DBD, 3.668%, 07/10/2052	572,153	0.2
460,000 (2),(3)	GS Mortgage Securities Trust 2019-GC40 DBE, 3.668%, 07/10/2052	430,544	0.2
540,000 (2),(3)	GS Mortgage Securities Trust 2020-GC45 SWC, 3.219%, 12/13/2039	308,207	0.1
200,000 (2),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	174,480	0.1
2,120,000 (2),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 E, 4.000%, 08/15/2046	1,611,364	0.6
9,583,018 (3),(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.646%, 06/15/2045	169,929	0.1
420,000 (2)	JP Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP E, 3.862%, 12/05/2038	339,287	0.1
735,000 (3)	JPMBB Commercial Mortgage Securities Trust 2014-C18 AS, 4.439%, 02/15/2047	778,457	0.3
42,081 (3)	LB-UBS Commercial Mortgage Trust 2005-C3 F, 5.013%, 07/15/2040	41,997	0.0
4,739,891 (2),(3),(4)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.149%, 03/10/2050	168,382	0.1
1,320,000 (2),(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6 E, 4.761%, 11/15/2045	1,085,293	0.4
21,550,000 (2),(3),(4)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XB, 0.604%, 12/15/2047	431,552	0.2
250,000 (2)	MRCD 2019-PARK E Mortgage Trust, 2.718%, 12/15/2036	227,601	0.1
470,000 (2)	MRCD 2019-PARK F Mortgage Trust, 2.718%, 12/15/2036	412,302	0.2
820,000 (2)	UBS Commercial Mortgage Trust 2018-NYCH C, 2.314%, (US0001M + 1.500%), 02/15/2032	712,724	0.3
200,000 (2),(3)	UBS-Barclays Commercial Mortgage Trust 2012-C4 D, 4.625%, 12/10/2045	170,913	0.1
340,000 (2),(3)	UBS-Barclays Commercial Mortgage Trust 2012-C4 E, 4.625%, 12/10/2045	269,622	0.1
330,000 (2)	Wells Fargo Commercial Mortgage Trust 2010-C1 F, 4.000%, 11/15/2043	317,247	0.1
1,360,000 (2),(3)	West Town Mall Trust 2017-KNOX E, 4.491%, 07/05/2030	1,231,699	0.5
630,000 (2),(3)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.399%, 03/15/2045	388,041	0.1
330,000 (2),(3)	WFRBS Commercial Mortgage Trust 2013-C14 D, 4.107%, 06/15/2046	269,584	0.1
7,594,712 (3),(4)	WFRBS Commercial Mortgage Trust 2013-UBS1 XA, 1.004%, 03/15/2046	145,027	0.0
15,024,133 (3),(4)	WFRBS Commercial Mortgage Trust 2014-C19 XA, 1.194%, 03/15/2047	421,511	0.2

See Accompanying Notes to Financial Statements

13

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
AS OF April 30, 2020 (Unaudited) (CONTINUED)

730,000 (3)	WFRBS Commercial Mortgage Trust 2014-LC14 C, 4.344%, 03/15/2047	666,596	0.3

	Total Commercial Mortgage-Backed Securities
	(Cost $29,447,838)	25,408,343	10.2

	Value	Percentage of Net Assets
PURCHASED OPTIONS (7): 0.1%
Total Purchased Options
(Cost $59,205)	205,213	0.1

Total Long-Term Investments
(Cost $247,772,158)	244,790,835	98.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.7%
	Repurchase Agreements: 0.9%
1,000,000 (8)	Citigroup, Inc., Repurchase Agreement dated 04/30/20, 0.04%, due 05/01/20 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.500%-6.500%, Market Value plus accrued interest $1,020,000, due 05/31/20-02/01/57)	1,000,000	0.4
208,474 (8)	Daiwa Capital Markets, Repurchase Agreement dated 04/30/20, 0.02%, due 05/01/20 (Repurchase Amount $208,474, collateralized by various U.S. Government Securities, 0.000%-3.375%, Market Value plus accrued interest $212,644, due 05/21/20-11/15/48)	208,474	0.1
1,000,000 (8)	RBC Dominion Securities Inc., Repurchase Agreement dated 04/30/20, 0.04%, due 05/01/20 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $1,020,000, due 07/15/24-05/01/50)	1,000,000	0.4

	Total Repurchase Agreements
	(Cost $2,208,474)	2,208,474	0.9

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.8%
4,465,000 (9)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.210%
	(Cost $4,465,000)	4,465,000	1.8

	Total Short-Term Investments
	(Cost $6,673,474)	6,673,474	2.7

	Total Investments in Securities (Cost $254,445,632)	$251,464,309	101.3
	Liabilities in Excess of Other Assets	(3,344,566)	(1.3)
	Net Assets	$248,119,743	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Security, or a portion of the security, is on loan.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Variable rate security. Rate shown is the rate in effect as of April 30, 2020.
(4)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(5)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(6)	Represents or includes a TBA transaction.
(7)	The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.
(8)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(9)	Rate shown is the 7-day yield as of April 30, 2020.

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan
EUR	EU Euro
IDR	Indonesian Rupiah
PEN	Peruvian Nuevo Sol
RUB	Russian Ruble

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

14

Voya Global High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2020 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.4%
	Australia: 2.9%
30,667	AGL Energy Ltd.	$336,570	0.2
196,882	Aurizon Holdings Ltd.	598,097	0.3
17,580	Australia & New Zealand Banking Group Ltd.	190,962	0.1
46,508	BHP Group Ltd.	949,426	0.4
81,208	Coca-Cola Amatil Ltd.	452,132	0.2
58,065	Crown Resorts Ltd.	371,708	0.2
3,811	Macquarie Group Ltd.	252,451	0.1
38,813	Newcrest Mining Ltd.	672,020	0.3
27,942	Rio Tinto Ltd.	1,574,840	0.8
14,680	Sonic Healthcare Ltd.	259,252	0.1
94,563	Sydney Airport	385,191	0.2
		6,042,649	2.9

	Belgium: 0.6%
7,492	Colruyt S.A.	449,010	0.2
9,297	UCB S.A.	851,971	0.4
		1,300,981	0.6

	Canada: 4.1%
14,203	Bank of Nova Scotia	569,365	0.3
29,115	BCE, Inc.	1,177,401	0.6
17,354	Canadian Imperial Bank of Commerce - XTSE	1,028,311	0.5
29,196	CI Financial Corp.	310,218	0.1
472	Constellation Software, Inc./Canada	453,886	0.2
10,474	Empire Co. Ltd.	231,234	0.1
6,188	Kirkland Lake Gold Ltd.	255,798	0.1
23,789	National Bank Of Canada	959,456	0.5
19,031	Open Text Corp.	719,157	0.3
6,773	Rogers Communications, Inc.	283,678	0.1
71,002	TELUS Corp.	1,160,455	0.6
15,788	Waste Connections, Inc.	1,356,347	0.7
		8,505,306	4.1

	China: 0.3%
228,500	BOC Hong Kong Holdings Ltd.	701,297	0.3
12,100,000 (1),(2)	China Hongxing Sports Ltd.	–	–
		701,297	0.3

	Denmark: 1.6%
5,922	Carlsberg A/S	747,078	0.4
2,396	Coloplast A/S	377,907	0.2
33,150	Novo Nordisk A/S	2,114,639	1.0
		3,239,624	1.6

	Finland: 0.8%
15,113	Orion Oyj	768,021	0.4
24,167 (2)	Sampo OYJ	801,078	0.4
		1,569,099	0.8

	France: 1.3%
3,048 (2)	Danone	212,437	0.1
14,482	Edenred	583,383	0.3
3,870	Eiffage SA	316,265	0.1
24,719	Eutelsat Communications	276,762	0.1
30,685	Getlink SE	391,390	0.2
78,031	Orange SA	948,006	0.5
		2,728,243	1.3

	Germany: 0.9%
2,197	Allianz SE	404,319	0.2
520	Beiersdorf AG	54,407	0.0
35,849 (2)	Deutsche Post AG	1,064,978	0.5
152,983	Telefonica Deutschland Holding AG	435,202	0.2
		1,958,906	0.9

	Hong Kong: 1.6%
145,500	CK Hutchison Holdings Ltd.	1,078,472	0.5
63,000	CLP Holdings Ltd.	674,360	0.3
291,000	HKT Trust / HKT Ltd.	469,593	0.3
5,700	Jardine Matheson Holdings Ltd.	249,667	0.1
123,000	Power Assets Holdings Ltd.	824,133	0.4
		3,296,225	1.6

	Ireland: 1.1%
23,633	Medtronic PLC	2,307,290	1.1

	Israel: 0.3%
97,966	Bank Leumi Le-Israel BM	527,851	0.3

	Italy: 0.7%
35,798	Enel S.p.A.	244,517	0.1
255,382	Snam SpA	1,145,621	0.6
		1,390,138	0.7

	Japan: 8.3%
52,800	Canon, Inc.	1,110,655	0.5
4,900	Central Japan Railway Co.	771,037	0.4
4,700	East Japan Railway Co.	343,194	0.2
28,700	Fuji Film Holdings Corp.	1,367,054	0.7
1,000	Hikari Tsushin, Inc.	193,530	0.1
16,300	Hitachi Ltd.	483,775	0.2
5,000	Hoya Corp.	455,967	0.2
27,900	Japan Airlines Co. Ltd.	497,674	0.3
15,900	Kamigumi Co., Ltd.	279,927	0.1
11,000	Konami Holdings Corp.	345,392	0.2
4,900	Kyocera Corp.	261,809	0.1
7,400	Kyushu Railway Co.	199,083	0.1
4,800	Lawson, Inc.	249,502	0.1
40,300	LIXIL Group Corp.	483,428	0.2
11,400	Medipal Holdings Corp.	219,919	0.1
6,700	MEIJI Holdings Co., Ltd.	465,340	0.2
12,300	Mitsubishi Corp.	260,858	0.1
6,400	Mitsubishi Heavy Industries Ltd.	164,119	0.1
36,600	MS&AD Insurance Group Holdings, Inc.	1,054,449	0.5
38,500	Nippon Telegraph & Telephone Corp.	876,785	0.4
9,000	NTT DoCoMo, Inc.	265,241	0.1
62,700	ORIX Corp.	737,822	0.4
9,000	Sankyo Co., Ltd.	247,109	0.1
3,000	Secom Co., Ltd.	249,658	0.1
66,500	Sekisui House Ltd.	1,140,788	0.6
20,600	Softbank Corp.	280,530	0.1
87,400	Sumitomo Corp.	988,686	0.5

See Accompanying Notes to Financial Statements

15

Voya Global High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2020 (Unaudited) (CONTINUED)

18,700	Sumitomo Mitsui Financial Group, Inc.	491,758	0.3
29,000	Sundrug Co., Ltd.	992,916	0.5
6,000	Suzuken Co., Ltd.	231,231	0.1
8,400	Trend Micro, Inc.	426,148	0.2
273	United Urban Investment Corp.	273,888	0.1
14,400	West Japan Railway Co.	889,886	0.4
		17,299,158	8.3

	Netherlands: 1.8%
66,352 (3)	ABN AMRO Bank NV	508,985	0.3
65,398	ING Groep NV	366,413	0.2
33,172	Koninklijke Ahold Delhaize NV	805,431	0.4
120,330	Koninklijke KPN NV	277,162	0.1
15,231	Royal Dutch Shell PLC - Class A	250,766	0.1
29,822	Unilever NV	1,485,121	0.7
		3,693,878	1.8

	New Zealand: 0.1%
94,959	Spark New Zealand Ltd.	256,990	0.1

	Norway: 0.2%
45,242	Orkla ASA	408,666	0.2

	Singapore: 0.6%
261,600	ComfortDelgro Corp., Ltd.	304,979	0.1
462,700	Genting Singapore Ltd.	256,738	0.1
76,000	SATS Ltd.	176,076	0.1
85,000	Singapore Exchange Ltd.	579,624	0.3
		1,317,417	0.6

	Spain: 1.5%
4,084 (2),(3)	Aena SME SA	516,977	0.2
2,685	Amadeus IT Group SA	128,162	0.0
32,858	Enagas	766,966	0.4
46,699	Ferrovial SA - FERE	1,169,340	0.6
19,525	Red Electrica Corp. SA	343,678	0.2
44,070 (2)	Telefonica S.A.	201,511	0.1
		3,126,634	1.5

	Sweden: 0.3%
4,949	Swedish Match AB	305,831	0.2
27,514	Telefonaktiebolaget LM Ericsson	235,056	0.1
		540,887	0.3

	Switzerland: 3.2%
6,502	LafargeHolcim Ltd.-CHF	270,047	0.1
19,867	Nestle SA	2,104,115	1.0
7,978	Roche Holding AG	2,762,760	1.4
4,665	Zurich Insurance Group AG	1,479,059	0.7
		6,615,981	3.2

	United Kingdom: 3.6%
88,644 (3)	Auto Trader Group PLC	510,277	0.2
131,384	Aviva PLC	397,320	0.2
298,680	BT Group PLC	435,331	0.2
44,054	Compass Group PLC	741,311	0.4
164,670	Direct Line Insurance Group PLC	561,034	0.3
95,821	Evraz PLC	317,531	0.1
86,522	GlaxoSmithKline PLC	1,805,064	0.9
37,159	Persimmon PLC	1,029,532	0.5
130,305	Royal Bank of Scotland Group PLC	181,789	0.1
74,293	Sage Group PLC/The	597,498	0.3
23,122	Smith & Nephew PLC	452,474	0.2
315,131	Vodafone Group PLC	444,545	0.2
		7,473,706	3.6

	United States: 61.6%
26,007	AbbVie, Inc.	2,137,775	1.0
3,625	Accenture PLC	671,314	0.3
29,502	Aflac, Inc.	1,098,654	0.5
7,913	Air Products & Chemicals, Inc.	1,785,015	0.9
6,044	Allison Transmission Holdings, Inc.	219,639	0.1
9,073	Allstate Corp.	922,906	0.4
36,811	Altria Group, Inc.	1,444,832	0.7
26,111	Amdocs Ltd.	1,682,593	0.8
13,815	Ameren Corp.	1,005,041	0.5
6,724	American Water Works Co., Inc.	818,244	0.4
9,633	Amgen, Inc.	2,304,406	1.1
1,466	Anthem, Inc.	411,550	0.2
41,787	Apple Hospitality REIT, Inc.	404,498	0.2
70,644	AT&T, Inc.	2,152,523	1.0
8,626	Avnet, Inc.	258,953	0.1
27,442	Bank of America Corp.	659,980	0.3
18,275	Booz Allen Hamilton Holding Corp.	1,342,116	0.6
35,196	Bristol-Myers Squibb Co.	2,140,269	1.0
10,621	Broadridge Financial Solutions, Inc. ADR	1,232,036	0.6
2,456	Camden Property Trust	216,300	0.1
1,654	Carlisle Cos., Inc.	200,068	0.1
11,245	CDK Global, Inc.	441,704	0.2
3,113	CDW Corp.	344,920	0.2
1,496	Chemed Corp.	623,189	0.3
18,883	Chevron Corp.	1,737,236	0.8
20,649	Cinemark Holdings, Inc.	294,868	0.1
50,247	Cisco Systems, Inc.	2,129,468	1.0
3,564	Citigroup, Inc.	173,068	0.1
10,597	Citrix Systems, Inc.	1,536,671	0.7
20,905	CMS Energy Corp.	1,193,466	0.6
5,684	Cognizant Technology Solutions Corp.	329,786	0.2
3,522	Colgate-Palmolive Co.	247,491	0.1
4,429	Columbia Sportswear Co.	322,830	0.2
4,338	Comcast Corp. – Class A	163,239	0.1
11,466	Comerica, Inc.	399,705	0.2
27,333	CoreCivic, Inc.	358,609	0.2
11,904	Corporate Office Properties Trust SBI MD	314,504	0.2
4,006	CSX Corp.	265,317	0.1
17,904	Dolby Laboratories, Inc.	1,074,777	0.5
7,721	DTE Energy Co.	800,977	0.4
8,987	Eaton Corp. PLC	750,414	0.4
3,962	Encompass Health Corp.	262,482	0.1
1,471	Everest Re Group Ltd.	254,674	0.1
18,222	Evergy, Inc.	1,064,711	0.5
6,956	Exelon Corp.	257,928	0.1
10,564	Expedia Group, Inc.	749,833	0.4
70,511	Extended Stay America, Inc.	766,455	0.4
2,774	Federal Realty Investment Trust	230,991	0.1

See Accompanying Notes to Financial Statements

16

Voya Global High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2020 (Unaudited) (CONTINUED)

9,766	Fidelity National Financial, Inc.	264,170	0.1
20,080	Flir Systems, Inc.	871,472	0.4
15,330	Flowers Foods, Inc.	341,552	0.2
25,677	Gaming and Leisure Properties, Inc.	725,118	0.4
27,636	General Mills, Inc.	1,655,120	0.8
10,072	General Motors Co.	224,505	0.1
32,922	Geo Group, Inc./The	417,451	0.2
5,811	Gilead Sciences, Inc.	488,124	0.2
7,121	Hanover Insurance Group, Inc.	714,806	0.3
23,247	Hartford Financial Services Group, Inc.	883,154	0.4
3,212	HCA Healthcare, Inc.	352,935	0.2
10,167	Hershey Co.	1,346,416	0.7
11,709	Honeywell International, Inc.	1,661,507	0.8
488	Humana, Inc.	186,328	0.1
38,910	Intel Corp.	2,333,822	1.1
14,380	International Business Machines Corp.	1,805,553	0.9
7,567	Intuit, Inc.	2,041,652	1.0
27,814	Jabil, Inc.	791,030	0.4
8,368	Jack Henry & Associates, Inc.	1,368,586	0.7
24,213	Johnson & Johnson	3,632,919	1.8
16,698	JPMorgan Chase & Co.	1,599,000	0.8
43,975	Juniper Networks, Inc.	949,860	0.5
2,618	Kansas City Southern	341,780	0.2
9,390	Kimberly-Clark Corp.	1,300,327	0.6
13,291	Kohl's Corp.	245,352	0.1
4,779	Lamar Advertising Co.	275,509	0.1
15,625	Leidos Holdings, Inc.	1,543,906	0.7
4,778	Life Storage, Inc.	418,505	0.2
2,885	Lockheed Martin Corp.	1,122,438	0.5
22,696	Maxim Integrated Products	1,247,826	0.6
22,166	MAXIMUS, Inc.	1,492,215	0.7
7,836	McDonald's Corp.	1,469,720	0.7
31,655	Merck & Co., Inc.	2,511,508	1.2
21,266	MGIC Investment Corp.	155,454	0.1
47,330	Microsoft Corp.	8,482,009	4.1
2,743	Motorola Solutions, Inc.	394,471	0.2
24,939	National Instruments Corp.	958,156	0.5
12,464	OGE Energy Corp.	392,865	0.2
45,188	Old Republic International Corp.	720,749	0.3
15,820	Omnicom Group	902,215	0.4
38,817	Oracle Corp.	2,056,136	1.0
13,469	Outfront Media, Inc.	211,329	0.1
17,542	Paychex, Inc.	1,201,978	0.6
17,295	PepsiCo, Inc.	2,287,956	1.1
71,656	Pfizer, Inc.	2,748,724	1.3
21,069	Philip Morris International, Inc.	1,571,747	0.8
13,815	Phillips 66	1,010,844	0.5
5,387	Pinnacle West Capital Corp.	414,745	0.2
11,112	Popular, Inc.	428,812	0.2
20,959	Procter & Gamble Co.	2,470,437	1.2
4,043	Public Storage, Inc.	749,774	0.4
7,289	Qualcomm, Inc.	573,426	0.3
14,313	Quest Diagnostics, Inc.	1,576,004	0.8
5,001	Reliance Steel & Aluminum Co.	447,990	0.2
19,364	Republic Services, Inc.	1,516,976	0.7
40,926	Retail Properties of America, Inc.	253,741	0.1
705	Roper Technologies, Inc.	240,426	0.1
27,570	Santander Consumer USA Holdings, Inc.	429,816	0.2
33,701	Service Corp. International	1,238,175	0.6
23,086	Silgan Holdings, Inc.	796,467	0.4
6,927	Simon Property Group, Inc.	462,516	0.2
11,397	Sonoco Products Co.	556,629	0.3
14,017	Southern Co.	795,184	0.4
20,952	Switch, Inc.	359,746	0.2
11,685	Synchrony Financial	231,246	0.1
8,167	Target Corp.	896,247	0.4
15,386	Texas Instruments, Inc.	1,785,853	0.9
14,869	Tyson Foods, Inc.	924,703	0.4
101,141	Valvoline, Inc.	1,738,614	0.8
19,958	Verizon Communications, Inc.	1,146,587	0.6
14,550	Waste Management, Inc.	1,455,291	0.7
39,115	Wells Fargo & Co.	1,136,291	0.5
51,194	Western Union Co.	976,270	0.5
54,939	Williams Cos., Inc.	1,064,168	0.5
19,032	Xerox Holdings Corp.	348,095	0.2
13,295	Yum! Brands, Inc.	1,149,087	0.6
6,434	Zions Bancorp NA	203,379	0.1
11,694	Zoetis, Inc.	1,512,151	0.7
		127,795,670	61.6

	Total Common Stock
	(Cost $213,836,133)	202,096,596	97.4

EXCHANGE-TRADED FUNDS: 2.3%
27,083	iShares MSCI EAFE ETF	1,532,085	0.7
11,020	SPDR S&P 500 ETF Trust	3,201,090	1.6

	Total Exchange-Traded Funds
	(Cost $3,960,471)	4,733,175	2.3

	Total Long-Term Investments
	(Cost $217,796,604)	206,829,771	99.7

SHORT-TERM INVESTMENTS: 0.2%
	Mutual Funds: 0.2%
414,000(4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.210%
	(Cost $414,000)	414,000	0.2

	Total Short-Term Investments
	(Cost $414,000)	414,000	0.2

	Total Investments in Securities (Cost $218,210,604)	$207,243,771	99.9
	Assets in Excess of Other Liabilities	190,874	0.1
	Net Assets	$207,434,645	100.0

ADR	American Depositary Receipt
(1)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(2)	Non-income producing security.

See Accompanying Notes to Financial Statements

17

Voya Global High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2020 (Unaudited) (CONTINUED)

(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	Rate shown is the 7-day yield as of April 30, 2020.

See Accompanying Notes to Financial Statements

18

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2020 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.1%
	Argentina: 0.3%
3,235 (1)	Globant SA	$374,192	0.3

	Australia: 6.8%
18,948	Appen Ltd.	313,085	0.3
421,186	Aurelia Metals Ltd.	87,420	0.1
15,025	Australian Finance Group Ltd.	15,120	0.0
5,273 (1)	Base Resources Ltd.	447	0.0
497,806	Beach Energy Ltd.	485,235	0.4
96,121	BlueScope Steel Ltd.	627,367	0.5
59,822	Charter Hall Group	295,613	0.3
149,040	Cleanaway Waste Management Ltd.	179,820	0.2
22,829	Codan Ltd./Australia	96,039	0.1
32,332	CSR Ltd.	77,708	0.1
81,945	Data#3 Ltd.	204,491	0.2
267,221	Estia Health Ltd.	258,969	0.2
88,802	Evolution Mining Ltd.	289,186	0.2
156,949 (1)	Horizon Oil Ltd.	5,178	0.0
45,159	Iluka Resources Ltd.	223,990	0.2
69,716	Imdex Ltd.	48,312	0.0
148,707	IGO Ltd.	451,128	0.4
8,328	JB Hi-Fi Ltd.	188,274	0.2
385,613	Jupiter Mines Ltd.	67,746	0.1
37,232	MACA Ltd.	17,753	0.0
115,297	Macmahon Holdings Ltd.	16,509	0.0
5,498	Magellan Financial Group Ltd.	180,096	0.2
4,644	McPherson's Ltd.	7,921	0.0
28,388	Midway Ltd.	18,520	0.0
53,751	Mineral Resources Ltd.	579,319	0.5
305,200 (1),(2)	Myer Holdings Ltd.	39,228	0.0
40,848	Northern Star Resources Ltd.	329,850	0.3
57,402	OM Holdings Ltd.	12,964	0.0
10,486	OptiComm Ltd.	29,742	0.0
41,448	OZ Minerals Ltd.	238,915	0.2
10,143	People Infrastructure Ltd.	11,715	0.0
55,236	Perenti Global Ltd.	32,478	0.0
508,997 (1)	Perseus Mining Ltd.	307,604	0.3
41,390	Pro Medicus Ltd.	696,649	0.6
260,559	Ramelius Resources Ltd.	221,401	0.2
28,200	Regis Healthcare Ltd.	27,259	0.0
90,652	Regis Resources Ltd.	259,207	0.2
27,106 (1)	RPMGlobal Holdings Ltd.	17,401	0.0
199,067 (1)	Saracen Mineral Holdings Ltd.	545,959	0.5
5,222	Servcorp Ltd.	8,879	0.0
22,506 (2)	Seven Group Holdings Ltd.	221,312	0.2
113,324	Shopping Centres Australasia Property Group	164,262	0.1
91,195	Sigma Healthcare Ltd.	35,798	0.0
7,728	Technology One Ltd.	47,408	0.0
5,573	Tribune Resources Ltd.	23,170	0.0
67,409	Vita Group Ltd.	47,590	0.0
18,856 (1)	Vocus Communications Ltd.	37,432	0.0
		8,091,469	6.8

	Austria: 0.1%
1,877 (1)	Palfinger AG	40,564	0.1
600	UBM Development AG	23,563	0.0
2,867 (1)	Zumtobel AG	18,520	0.0
		82,647	0.1

	Azerbaijan: 0.0%
14,821	Anglo Asian Mining PLC	23,751	0.0

	Belgium: 0.6%
13,019 (1)	AGFA-Gevaert NV	51,573	0.0
269	Barco NV	42,912	0.0
450	Home Invest Belgium SA	52,915	0.1
9,405 (1)	Ontex Group NV	171,502	0.1
16,288	Warehouses De Pauw CVA	446,840	0.4
		765,742	0.6

	Canada: 6.8%
17,099	Absolute Software Corp.	131,318	0.1
17,334	AGF Management Ltd.	53,548	0.1
112,112	B2Gold Corp.	567,024	0.5
2,100	Bridgemarq Real Estate Services	15,404	0.0
9,312 (1)	Canada Goose Holdings, Inc.	222,091	0.2
7,571	Canadian Apartment Properties REIT	260,534	0.2
12,625	Canadian Western Bank	199,812	0.2
232,852 (1)	Capstone Mining Corp.	90,334	0.1
10,900 (1)	Celestica, Inc.	68,049	0.1
2,369 (1)	Cipher Pharmaceuticals, Inc.	1,617	0.0
4,964	Cogeco Communications, Inc.	367,000	0.3
2,025	Cogeco, Inc.	124,836	0.1
32,741 (1)	CRH Medical Corp.	67,272	0.1
4,491 (1)	Descartes Systems Group, Inc./The	188,777	0.2
4,500	DREAM Unlimited Corp.	28,352	0.0
200	E-L Financial Corp. Ltd.	98,920	0.1
10,000	Enghouse Systems Ltd.	374,654	0.3
2,608	Exco Technologies Ltd.	12,216	0.0
3,600 (1)	EXFO, Inc.	8,923	0.0
3,406	Finning International, Inc.	43,237	0.0
19,900	First Capital Real Estate Investment Trust	205,155	0.2
474 (1)	GDI Integrated Facility Services, Inc.	9,886	0.0
2	Granite Real Estate Investment Trust	91	0.0
93,700 (1)	Guyana Goldfields, Inc.	41,736	0.0
4,400	Hardwoods Distribution, Inc.	37,395	0.0
33,857	High Arctic Energy Services, Inc.	14,837	0.0
5,100	High Liner Foods, Inc.	23,376	0.0
20,700	iA Financial Corp., Inc.	672,031	0.6
6,500 (1)	IBI Group, Inc.	19,940	0.0
1,532	Information Services Corp.	15,684	0.0
30,090	Just Energy Group, Inc.	13,835	0.0
5,505	Kirkland Lake Gold Ltd.	227,564	0.2
300	Lassonde Industries, Inc.	30,339	0.0
1,500	Leon's Furniture Ltd.	14,278	0.0
9,260	Maple Leaf Foods, Inc.	171,170	0.1
800	Morguard Corp.	84,486	0.1

See Accompanying Notes to Financial Statements

19

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2020 (Unaudited) (CONTINUED)

1,856	Neo Performance Materials, Inc.	9,894	0.0
16,742	Northland Power, Inc.	359,268	0.3
16,229	Pan American Silver Corp.	345,112	0.3
31,061 (1)	Parex Resources, Inc.	340,523	0.3
475 (1)	Points International Ltd.	4,678	0.0
2,692	Polaris Infrastructure, Inc.	24,078	0.0
4,400	PRO Real Estate Investment Trust	13,340	0.0
33,471 (1)	Real Matters, Inc.	383,776	0.3
4,751	Ritchie Bros Auctioneers, Inc.	204,485	0.2
43,933	Stantec, Inc.	1,294,997	1.1
137,466 (1)	Taseko Mines Ltd.	47,288	0.0
1,100	TECSYS, Inc.	18,373	0.0
11,284	TFI International, Inc.	312,915	0.3
17,200	Torstar Corp.	4,819	0.0
49,076	TransGlobe Energy Corp.	30,427	0.0
38,278	Tricon Capital Group, Inc.	222,471	0.2
5,400	VersaBank	21,609	0.0
		8,143,774	6.8

	China: 3.5%
185,000	361 Degrees International Ltd.	28,069	0.0
144,869	Anhui Hengyuan Coal Industry and Electricity Power Co. Ltd. - A Shares	100,967	0.1
115,624	Asia Cement China Holdings Corp.	133,849	0.1
166,300	CCS Supply Chain Management Co. Ltd. - A Shares	136,199	0.1
83,000 (1)	Chen Xing Development Holdings Ltd.	21,091	0.0
109,000	China Boqi Environmental Holding Co. Ltd.	19,825	0.0
10,276	China Yuchai International Ltd.	126,909	0.1
72,915	Chinese Universe Publishing and Media Group Co. Ltd. - A Shares	123,524	0.1
102,000	Dare Power Dekor Home Co. Ltd. - A Shares	158,144	0.1
34,200	Dutech Holdings Ltd.	5,773	0.0
142,000	Ever Reach Group Holdings Co. Ltd.	16,383	0.0
84,777	FinVolution Group ADR	162,772	0.2
301,000 (1)	Goodbaby International Holdings Ltd.	30,812	0.0
1,104,659	Greenland Hong Kong Holdings Ltd.	411,597	0.4
147,000	Henan Jinma Energy Co. Ltd. - H Shares	58,591	0.1
160,000	Hilong Holding Ltd.	7,851	0.0
65,811	Kaisa Property Holdings Ltd.	236,624	0.2
74,435	Kingdom Holdings Ltd.	13,346	0.0
99,600	MLS Co. Ltd. - A Shares	161,026	0.1
89,000	Pacific Online Ltd.	14,535	0.0
229,986	Poly Property Group Co. Ltd.	80,496	0.1
464,600	Sailun Group Co. Ltd. - A Shares	293,609	0.3
295,888	Shanghai Pudong Road & Bridge Construction Co. Ltd. - A Shares	273,982	0.2
41,473	Sinotruk Hong Kong Ltd.	84,088	0.1
116,000	Ten Pao Group Holdings Ltd.	10,476	0.0
354,000	Towngas China Co. Ltd.	177,948	0.2
1,626,000	West China Cement Ltd.	289,800	0.2
93,000 (1)	XD, Inc.	234,506	0.2
38,932	Xingfa Aluminium Holdings Ltd.	34,963	0.0
319,000	Xiwang Special Steel Co. Ltd. - H Shares	18,886	0.0
1,354,300	Zhejiang Yankon Group Co. Ltd. - A Shares	684,375	0.6
		4,151,016	3.5

	Denmark: 1.2%
1,450 (1)	ALK-Abello A/S	368,851	0.3
10,960 (1)	Bavarian Nordic A/S	258,239	0.2
49,826 (1)	Columbus A/S	55,011	0.1
10,626	GN Store Nord A/S	484,932	0.4
4,469	Matas A/S	30,308	0.0
238 (1)	North Media AS	1,510	0.0
612	Per Aarsleff Holding A/S	17,969	0.0
2,908 (1)	Royal Unibrew A/S	224,981	0.2
1,038	Solar A/S	36,140	0.0
26	Sparekassen Sjaelland-Fyn AS	298	0.0
		1,478,239	1.2

	Faeroe Islands: 0.1%
1,419 (1)	Bakkafrost P/F	70,011	0.1

	Finland: 1.2%
16,050 (1)	Adapteo Oyj	115,091	0.1
333	Admicom Oyj	26,710	0.0
1,202	Alma Media Oyj	10,649	0.0
580	Atria PLC	5,981	0.0
11,089	CapMan Oyj	22,390	0.0
3,554	Digia Oyj	18,070	0.0
1,730	eQ Oyj	24,447	0.0
10,269 (1)	Finnair OYJ	40,913	0.1
1,668	Fiskars OYJ Abp	19,209	0.0
3,185	Harvia Oyj	36,748	0.0
2,011	Ilkka-Yhtyma Oyj	7,182	0.0
2,110	Kamux Corp.	16,331	0.0
17,566	Kemira OYJ	211,320	0.2
20,215	Oriola Oyj	46,521	0.1
47,475	Outotec Oyj	197,876	0.2
3,035	Rapala VMC Oyj	8,155	0.0
391	Remedy Entertainment Oyj	8,784	0.0
2,108	Scanfil Oyj	10,743	0.0
9,607	TietoEVRY Oyj	234,091	0.2
1,922	Tikkurila Oyj	25,148	0.0
411 (1)	Vaisala OYJ	13,017	0.0
16,644	Valmet OYJ	380,635	0.3
		1,480,011	1.2

	France: 6.2%
2,121	ABC arbitrage	14,504	0.0
5,112	AKWEL	63,938	0.1
5,573	Alstom SA	228,600	0.2
3,128	Alten Ltd.	225,210	0.2
896	Argan SA	69,714	0.1
4,550	Arkema SA	378,712	0.3
1,669 (1)	BioMerieux	206,212	0.2
1,451	Boiron SA	53,427	0.1

See Accompanying Notes to Financial Statements

20

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2020 (Unaudited) (CONTINUED)

5,282 (1)	CBO Territoria	19,721	0.0
678 (1)	Cegedim SA	20,380	0.0
170,949 (1)	CGG SA	216,080	0.2
2,308	Cie des Alpes	43,219	0.0
462	Covivio	29,014	0.0
12,062 (1)	Criteo SA ADR	119,776	0.1
6,098	Eiffage SA	498,342	0.4
128	Envea SA	13,766	0.0
7,334 (1)	Eurobio Scientific SA	94,435	0.1
7,353 (1)	Faurecia SE	263,470	0.2
570	Focus Home Interactive S.A.	13,804	0.0
1,126	Gecina S.A.	147,744	0.1
511 (1)	Generix Group SADIR	3,304	0.0
1,559	Groupe Crit	86,471	0.1
125 (1)	Groupe Partouche SA	2,493	0.0
941 (1)	Guerbet	29,681	0.0
996	HEXAOM	27,861	0.0
762 (1)	Infotel SA	27,765	0.0
38,496 (1),(2)	Innate Pharma SA	270,881	0.2
1,198 (1)	Kaufman & Broad SA	43,295	0.1
5,384	Korian SA	180,836	0.2
6,305 (1),(3)	La Francaise des Jeux SAEM	180,369	0.2
1,992	Lectra	31,360	0.0
271	Manutan International	14,255	0.0
8,498	Nexans SA	302,685	0.3
6,801	Nexity SA	208,613	0.2
731	PSB Industries SA	12,497	0.0
3,576 (1)	Rubis SCA	160,214	0.1
435 (1)	Savencia SA	25,741	0.0
5,747 (1)	SCOR SE	161,921	0.1
793 (1)	Seche Environnement SA	30,649	0.0
2,414 (1)	SOITEC	221,971	0.2
3,267	Sopra Group SA	386,817	0.3
1,286	Synergie SA	28,185	0.0
4,267 (1)	Teleperformance	955,851	0.8
12,128 (1)	UbiSoft Entertainment	902,107	0.8
284	Vetoquinol SA	17,846	0.0
212 (1)	Virbac SA	41,805	0.0
114 (2)	Voyageurs du Monde	7,495	0.0
4,451 (1),(3)	Worldline SA/France	301,465	0.3
		7,384,501	6.2

	Germany: 4.8%
7,962 (1)	Affimed NV	17,437	0.0
38,156 (1)	Alstria Office REIT-AG	571,949	0.5
5,646	Amadeus Fire AG	581,421	0.5
113	Atoss Software AG	22,715	0.0
2,934	Bechtle AG	424,310	0.4
3,455 (1)	Carl Zeiss Meditec AG	340,691	0.3
376	Centrotec SE	5,272	0.0
4,281	Cewe Stiftung & Co. KGAA	445,560	0.4
827	Deutsche Euroshop AG	11,910	0.0
26,375 (3)	Deutsche Pfandbriefbank AG	193,860	0.2
11,697 (1)	Dialog Semiconductor PLC	367,344	0.3
1,732	Eckert & Ziegler Strahlen- und Medizintechnik AG	249,258	0.2
3,487	Elmos Semiconductor AG	69,456	0.1
16,525	Encavis AG	202,702	0.2
3,965	Gerresheimer AG	315,335	0.3
1,072 (1)	GFT Technologies AG	9,802	0.0
10,928 (1)	HelloFresh SE	389,511	0.3
407	Hornbach Holding AG & Co. KGaA	23,235	0.0
7,832	IVU Traffic Technologies AG	111,367	0.1
5,220 (1)	KION Group AG	258,925	0.2
5,842	Kloeckner & Co. SE	23,943	0.0
2,130 (1)	LPKF Laser & Electronics AG	46,010	0.0
17,551 (1)	Ceconomy AG	44,928	0.0
39	Paul Hartmann AG	13,761	0.0
730	PSI Software AG	15,554	0.0
1,897	QSC AG	2,446	0.0
2,274	Rheinmetall AG	153,903	0.1
17,730	Suedzucker AG	234,581	0.2
1,068	Surteco SE	23,060	0.0
20,832	TAG Immobilien AG	456,300	0.4
4,328	Talanx AG	153,700	0.1
1,857	Wuestenrot & Wuerttembergische AG	32,729	0.0
		5,812,975	4.8

	Greece: 0.1%
9,471	Athens Water Supply & Sewage Co. SA	70,282	0.1
3,486	European Reliance General Insurance Co. SA	15,748	0.0
		86,030	0.1

	Hong Kong: 2.5%
236,000	Allied Properties HK Ltd.	58,780	0.1
300,000	Build King Holdings Ltd.	31,781	0.0
140,146 (1)	China Billion Resources Ltd.	3,615	0.0
1,238,000 (2)	China Merchants Land Ltd.	205,571	0.2
80,000	Chuang's Consortium International Ltd.	11,816	0.0
80,000	Computer & Technologies Holdings Ltd.	24,806	0.0
145,703	Computime Group Ltd.	6,647	0.0
223,406	Cowell e Holdings, Inc.	60,308	0.1
17,600	Dah Sing Financial Holdings Ltd.	58,058	0.1
814,000	Fountain SET Hldgs	121,453	0.1
66,000	FSE Services Group Ltd.	28,674	0.0
2,348,000	Gemdale Properties & Investment Corp. Ltd.	374,139	0.3
566,000	Get Nice Holdings Ltd.	8,932	0.0
44,626 (1)	Great Rich Technologies Ltd.	65,139	0.1
222,000	Guangnan Holdings Ltd.	20,627	0.0
120,944	Hanison Construction Holdings Ltd.	16,849	0.0
103,200	HKR International Ltd.	45,882	0.0
238,000 (1)	Hop Fung Group Holdings Ltd.	8,688	0.0
90,000	Hung Hing Printing Group Ltd.	12,780	0.0
14,500	Johnson Electric Holdings Ltd.	24,347	0.0
436,726	K Wah International Holdings Ltd.	200,120	0.2
48,415	Lai Fung Holdings Ltd.	53,006	0.1
38,000	Lee's Pharmaceutical Holdings Ltd.	18,629	0.0
35,701	Lung Kee Bermuda Holdings	10,267	0.0

See Accompanying Notes to Financial Statements

21

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2020 (Unaudited) (CONTINUED)

106,000	Melco International Development	198,147	0.2
48,377	Million Hope Industries Holdings Ltd.	3,925	0.0
83,000	Modern Dental Group Ltd.	13,054	0.0
278,000 (1),(4)	Pacific Andes International Holdings Ltd.	–	–
40,000	Paradise Entertainment Ltd.	3,766	0.0
272,000	PAX Global Technology Ltd.	115,961	0.1
80,000	Perfect Shape Medical Ltd.	24,151	0.0
156,000	Pico Far East Holdings Ltd.	22,336	0.1
23,000 (1)	Rich Goldman Holdings Ltd.	275	0.0
361,851	Road King Infrastructure	559,283	0.5
87,913 (1),(4)	S&C Engine Group Ltd.	14,214	0.0
24,490 (1)	SHK Hong Kong Industries Ltd.	392	0.0
15,500	Soundwill Holdings Ltd.	14,273	0.0
332,000	Sun Hung Kai & Co. Ltd.	136,460	0.1
32,000	Sunlight Real Estate Investment Trust	16,485	0.0
63,000	Tai Hing Group Holdings Ltd.	11,680	0.0
375,000	Tang Palace China Holdings Ltd.	35,986	0.0
189,000	Tao Heung Holdings Ltd.	24,522	0.0
109,832	Tomson Group Ltd.	25,377	0.0
432,000 (1)	Truly International Holdings Ltd.	47,882	0.0
32,000	United Laboratories International Holdings Ltd.	27,641	0.0
33,220	Valuetronics Holdings Ltd.	14,992	0.0
212,000	Vedan International Holdings Ltd.	19,963	0.0
40,000	Wai Kee Holdings Ltd.	21,788	0.0
104,000	Water Oasis Group Ltd.	10,798	0.0
162,000	Xinyi Glass Holding Co. Ltd.	187,621	0.2
		3,021,886	2.5

	India: 0.0%
25,620 (1),(4)	Geodesic Ltd.	–	–
17,444	Gujarat Industries Power Co. Ltd.	13,632	0.0
9,321	Redington India Ltd.	9,096	0.0
8,258	Sonata Software Ltd.	23,191	0.0
21,379 (1),(4)	Varun Industries Ltd.	–	–
		45,919	0.0

	Indonesia: 0.0%
62,425	Mitrabara Adiperdana Tbk PT	6,715	0.0

	Ireland: 0.5%
1,810 (1),(2)	Cimpress PLC	131,750	0.1
39,997	Dalata Hotel Group PLC - DHGI	129,618	0.1
43,384	UDG Healthcare PLC	342,404	0.3
		603,772	0.5

	Israel: 2.2%
26,185	Camtek Ltd./Israel	275,728	0.2
2,949 (1)	CyberArk Software Ltd.	291,243	0.3
495	Duniec Brothers Ltd.	15,758	0.0
9,516	Electra Consumer Products 1970 Ltd.	182,794	0.2
6,541	First International Bank Of Israel Ltd.	161,349	0.2
827	Fox Wizel Ltd.	30,973	0.0
969	Ilex Medical Ltd.	30,327	0.0
8,553 (1)	Inmode Ltd.	222,549	0.2
47,948	Israel Discount Bank Ltd.	155,558	0.1
3,794 (1)	Kamada Ltd.	28,908	0.0
3,790	Kerur Holdings Ltd.	112,682	0.1
64	Malam - Team Ltd.	12,509	0.0
25,716	Mizrahi Tefahot Bank Ltd.	526,693	0.5
2,883 (1)	Naphtha Israel Petroleum Corp. Ltd.	14,903	0.0
5,721 (1)	Perion Network Ltd.	28,548	0.0
5,536	Prashkovsky Investments and Construction Ltd.	104,986	0.1
1,447	S.R Accord Ltd.	21,617	0.0
3,326	Sapiens International Corp. NV	82,285	0.1
1,149 (1),(2)	Silicom Ltd.	35,998	0.0
6,943	Summit Real Estate Holdings Ltd.	86,733	0.1
711 (1)	Taro Pharmaceuticals Industries, Ltd.	49,137	0.0
7,131 (1)	Tower Semiconductor Ltd.	137,165	0.1
		2,608,443	2.2

	Italy: 3.3%
20,481	ACEA SpA	342,333	0.3
10,427	Amplifon S.p.A.	238,689	0.2
18,469 (1)	Arnoldo Mondadori Editore SpA	25,129	0.0
934	Ascopiave SpA	3,419	0.0
31,121	Azimut Holding S.p.A.	530,357	0.4
19,802 (1)	Banca Generali SpA	492,290	0.4
42,197	Banca Mediolanum SpA	257,849	0.2
11,839 (1)	BasicNet SpA	45,189	0.0
17,478	Buzzi Unicem SpA	342,903	0.3
13,658	CIR SpA-Compagnie Industriali	6,069	0.0
6,008	Danieli & Co. Officine Meccaniche SpA	76,364	0.1
18,244	DeA Capital SpA	25,911	0.1
2,530	DiaSorin SpA	431,422	0.4
1,676	El.En. SpA	35,046	0.0
26,705 (1)	Elica SpA	86,102	0.1
12,867	Esprinet S.p.A.	60,791	0.0
60,393 (1)	IMMSI SpA	23,859	0.0
29,281 (3)	Infrastrutture Wireless Italiane SpA	309,910	0.3
7,202	Interpump Group SpA	210,143	0.2
400	Pharmanutra SpA	10,605	0.0
44,797	Piaggio & C SpA	102,704	0.1
2,655	Ratti SpA	12,569	0.0
2,487	Reno de Medici SpA	1,913	0.0
7,403	Servizi Italia SpA	22,715	0.0
75,529	Unipol Gruppo Finanziario SpA	260,606	0.2
		3,954,887	3.3

	Japan: 21.6%
12,700	Adastria Co. Ltd.	175,551	0.2
13,300	Advantest Corp.	645,335	0.5
400	Aichi Bank Ltd.	11,694	0.0

See Accompanying Notes to Financial Statements

22

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2020 (Unaudited) (CONTINUED)

700	Aichi Tokei Denki Co., Ltd.	28,554	0.0
2,100	Aiphone Co., Ltd.	29,782	0.0
400	Alpha Systems, Inc.	11,736	0.0
18,700	Anritsu Corp.	380,648	0.3
500	Arata Corp.	20,650	0.0
3,500	Artnature, Inc.	22,047	0.0
300	Asahi Kogyosha Co., Ltd.	8,212	0.0
1,400	ASKA Pharmaceutical Co., Ltd.	14,475	0.0
5,800	ASKUL Corp.	165,597	0.1
3,300	Avant Corp.	26,613	0.0
6,000	Bando Chemical Industries Ltd.	35,730	0.0
1,700	Bank of Kochi Ltd.	11,363	0.0
5,100	BayCurrent Consulting, Inc.	289,010	0.2
4,100	Beenos, Inc.	38,186	0.0
1,600	BML, Inc.	41,046	0.0
600	Business Brain Showa-Ota, Inc.	15,726	0.0
1,600	Business Engineering Corp.	35,017	0.0
18,000	Capcom Co., Ltd.	551,744	0.5
1,600	Career Design Center Co. Ltd.	12,582	0.0
2,200	Chilled & Frozen Logistics Holdings Co. Ltd.	28,742	0.0
300	Chori Co., Ltd.	4,688	0.0
9,000	Chubu Shiryo Co., Ltd.	137,964	0.1
1,700	CMC Corp.	30,238	0.0
4,300	Computer Engineering & Consulting Ltd.	65,783	0.1
1,400	Contec Co. Ltd.	17,398	0.0
2,500	Corona Corp.	22,173	0.0
2,700	Daihatsu Diesel Manufacturing Co., Ltd.	10,323	0.0
7,200	Daihen Corp.	204,997	0.2
2,300	Daikoku Denki Co., Ltd.	24,888	0.0
1,900	Daiohs Corp.	18,462	0.0
9,300	Daiseki Co., Ltd.	205,460	0.2
5,715	Daitron Co., Ltd.	77,944	0.1
3,200	DD Holdings Co. Ltd.	23,434	0.0
7,700	Denka Co., Ltd.	186,030	0.2
9,800	Dip Corp.	209,155	0.2
1,900	DMS, Inc.	28,530	0.0
9,900	Doshisha Co., Ltd.	121,803	0.1
28,182	DTS Corp.	540,132	0.5
100	Duskin Co., Ltd.	2,584	0.0
800	Dvx, Inc.	6,776	0.0
20,100	EDION Corp.	174,715	0.2
18,300	Eiken Chemical Co., Ltd.	318,674	0.3
3,000	Elematec Corp.	22,807	0.0
1,200	Faith, Inc.	7,071	0.0
146,200	FIDEA Holdings Co., Ltd.	146,127	0.1
3,800	Foster Electric Co., Ltd.	41,327	0.0
16,800	Fuji Machine Manufacturing Co., Ltd.	281,287	0.2
1,400	Fuji Pharma Co. Ltd.	15,117	0.0
5,227	Fuji Soft, Inc.	183,995	0.2
7,900	Fujikura Kasei Co., Ltd.	36,443	0.0
5,616	Fujitsu Frontech Ltd.	55,956	0.1
11,400	Fullcast Co., Ltd.	144,373	0.1
4,400	Furusato Industries Ltd.	57,716	0.1
7,100	Fuso Chemical Co. Ltd.	210,279	0.2
1,600	Fuso Pharmaceutical Industries Ltd.	32,168	0.0
9,200	Future Corp.	121,729	0.1
3,164	G-7 Holdings, Inc.	68,750	0.1
1,300	Gakken Holdings Co., Ltd.	21,391	0.0
7,400	Grandy House Corp.	22,707	0.0
32,500	Gunma Bank Ltd.	104,054	0.1
23,400	Gurunavi, Inc.	124,760	0.1
3,000	Hisamitsu Pharmaceutical Co., Inc.	141,347	0.1
3,400	Hokko Chemical Industry Co. Ltd.	17,699	0.0
2,400	Honshu Chemical Industry Co. Ltd.	23,321	0.0
1,100	ID Holdings Corp.	14,609	0.0
27,200	Infocom Corp.	651,308	0.6
3,600	Intage Holdings, Inc.	25,755	0.0
10,300	Internet Initiative Japan, Inc.	352,071	0.3
600	Invincible Investment Corp.	153,517	0.1
14,800	Itoki Corp.	44,695	0.0
20,200	Iwaki & Co., Ltd.	81,065	0.1
13,900	Japan Lifeline Co. Ltd.	163,465	0.1
7,100	JBCC Holdings, Inc.	125,519	0.1
2,600	Jeol Ltd.	76,877	0.1
1,000	JFE Systems, Inc.	31,500	0.0
400	JUTEC Holdings Corp.	3,731	0.0
700	Kamei Corp.	6,858	0.0
8,800	Kanamoto Co., Ltd.	170,645	0.2
47	Kenedix Office Investment Corp.	232,189	0.2
2,100	Kimura Unity Co., Ltd.	18,995	0.0
2,400	Kita-Nippon Bank Ltd.	43,130	0.0
1,200 (1)	KNT-CT Holdings Co., Ltd.	10,057	0.0
2,800	Kohsoku Corp.	37,569	0.0
1,800	KSK Co. Ltd./Inagi	28,458	0.0
8,800	Kumagai Gumi Co., Ltd.	192,811	0.2
9,900	Kyorin Co., Ltd.	205,730	0.2
2,200	Kyowa Electronics Instruments Co. Ltd.	8,258	0.0
5,900	Kyowa Leather Cloth Co., Ltd.	34,795	0.0
14,500	Lasertec Corp.	958,980	0.8
7,900	Lintec Corp.	169,530	0.1
3,200	Macnica Fuji Electronics Holdings, Inc.	43,560	0.0
31,600	Maeda Corp.	253,473	0.2
1,600	Marubun Corp.	7,485	0.0
8,300	Matsumotokiyoshi Holdings Co., Ltd.	285,675	0.2
1,500	Menicon Co. Ltd.	65,100	0.1
4,500	MIMAKI ENGINEERING CO Ltd.	16,972	0.0
16,800	Mito Securities Co., Ltd.	29,939	0.0
1,100	Mitsubishi Research Institute, Inc.	37,274	0.0
100	Mitsui Matsushima Holdings Co., Ltd.	776	0.0
800	Morishita Jintan Co. Ltd.	13,918	0.0
1,900	Mutoh Holdings Co., Ltd.	23,183	0.0
1,300	Nadex Co., Ltd.	7,974	0.0
700	Nafco Co., Ltd.	7,642	0.0
1,500	Nagano Bank Ltd.	16,051	0.0
3,300	Nakabayashi Co. Ltd.	17,133	0.0
12,900	Nakano Corp.	42,744	0.0
2,200	Narasaki Sangyo Co. Ltd.	35,936	0.0
13,600	Net One systems Co., Ltd.	392,054	0.3
3,700	Nichiha Corp.	67,588	0.1
9,800	Nichirei Corp.	245,154	0.2
9,453	Nichireki Co., Ltd.	125,262	0.1

See Accompanying Notes to Financial Statements

23

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2020 (Unaudited) (CONTINUED)

700	Nihon Kohden Corp.	25,039	0.0
4,000	Nihon Unisys Ltd.	115,684	0.1
70	Nippon Accommodations Fund, Inc.	415,745	0.4
400	Nippon Chemiphar Co., Ltd.	9,572	0.0
68,500	Nippon Suisan Kaisha Ltd.	304,788	0.3
2,100	Nippon Systemware Co., Ltd.	39,132	0.0
142,000	Niraku GC Holdings, Inc.	4,838	0.0
11,900	Nishi-Nippon Financial Holdings, Inc.	69,449	0.1
58,700	Nissan Tokyo Sales Holdings Co., Ltd.	115,714	0.1
13,000	Nisshin Group Holdings Co. Ltd.	48,404	0.0
5,500	Nittetsu Mining Co., Ltd.	222,380	0.2
3,400	NJS Co. Ltd.	49,629	0.0
107,900	North Pacific Bank Ltd.	193,283	0.2
2,200	Oita Bank Ltd.	43,825	0.0
13,600	Open House Co. Ltd.	296,454	0.3
2,500	Optorun Co. Ltd.	67,904	0.1
1,000	Origin Co. Ltd.	13,470	0.0
37,500	Outsourcing, Inc.	177,275	0.2
2,800	Oyo Corp.	32,770	0.0
7,800	Paltac Corp.	407,347	0.3
16,000	Parker Corp.	58,859	0.1
1,800	Pasco Corp.	25,086	0.0
56,500	Penta-Ocean Construction Co., Ltd.	285,432	0.2
9,300	Poletowin Pitcrew Holdings, Inc.	76,831	0.1
100	Pronexus, Inc.	1,005	0.0
4,900	Relia, Inc.	51,652	0.1
54,000	Rengo Co., Ltd.	420,697	0.4
12,400	Resorttrust, Inc.	127,134	0.1
900	Rhythm Watch Co. Ltd.	5,329	0.0
52,100	Round One Corp.	426,622	0.4
1,000	Saison Information Systems Co. Ltd.	16,531	0.0
1,400	San Holdings, Inc.	16,653	0.0
5,182	San-Ai Oil Co., Ltd.	52,610	0.1
3,200	Sanko Metal Industrial Co. Ltd.	62,854	0.1
1,519	Sankyo Frontier Co. Ltd.	44,542	0.0
5,400	Sankyu, Inc.	207,511	0.2
28,400	Sanwa Holdings Corp.	220,376	0.2
2,500	Sato Holding Corp.	51,409	0.1
6,500	Sawai Pharmaceutical Co., Ltd.	354,928	0.3
3,300	Saxa Holdings, Inc.	52,565	0.1
11,100	Scroll Corp.	33,450	0.0
23,200	Seino Holdings Co. Ltd.	276,198	0.2
1,800	Shibaura Mechatronics Corp.	45,201	0.0
12,600	Shiga Bank Ltd.	296,771	0.3
19,000	Shinsho Corp.	319,212	0.3
7,500	Ship Healthcare Holdings, Inc.	339,201	0.3
3,100	Shofu, Inc.	46,037	0.0
1,700	SK-Electronics Co., Ltd.	16,690	0.0
9,500	Softcreate Holdings Corp.	161,958	0.1
5,769	Soken Chemical & Engineering Co. Ltd.	57,930	0.1
1,800	Soliton Systems KK	22,510	0.0
2,800	SPK Corp.	33,796	0.0
600	St. Marc Holdings Co., Ltd.	10,018	0.0
9,700	Starts Corp., Inc.	187,648	0.2
3,900	St-Care Holding Corp.	14,673	0.0
15,300	Sumitomo Forestry Co., Ltd.	189,018	0.2
45,500	Suruga Bank Ltd.	158,100	0.1
20,100	Sushiro Global Holdings Ltd.	310,010	0.3
2,000	Suzuken Co., Ltd.	77,077	0.1
24,300	Systena Corp.	341,624	0.3
4,200	Tachikawa Corp.	42,688	0.0
3,800	Taiko Bank Ltd.	53,877	0.1
9,800	Taiyo Yuden Co., Ltd.	273,251	0.2
1,500	Takano Co., Ltd.	9,719	0.0
15,000	Takasago Thermal Engineering Co., Ltd.	236,446	0.2
1,200	Tanabe Consulting Co. Ltd.	13,885	0.0
3,500	Tanseisha Co., Ltd.	22,447	0.0
800	Techno Medica Co. Ltd.	13,893	0.0
3,700	TechnoPro Holdings, Inc.	210,774	0.2
2,933	Tigers Polymer Corp.	12,400	0.0
35,200	TIS, Inc.	671,242	0.6
1,400	Toa Corp./Hyogo	9,299	0.0
15,100	TOA Road Corp.	406,793	0.3
46,000	Tochigi Bank Ltd.	66,364	0.1
33,000	Toda Corp.	191,700	0.2
2,700	Togami Electric Manufacturing Co. Ltd.	37,649	0.0
3,800	Toho Holdings Co., Ltd.	78,698	0.1
4,100	Sac's Bar Holdings, Inc.	21,035	0.0
11,600	Tokyo Sangyo Co. Ltd.	52,175	0.1
36,200	Tokyo Steel Manufacturing Co., Ltd.	230,475	0.2
2,700	Tokyo Tekko Co., Ltd.	28,244	0.0
700	Tomen Devices Corp.	25,011	0.0
3,400	Tonami Holdings Co., Ltd.	167,352	0.1
3,500	Torikizoku Co. Ltd.	50,135	0.1
7,200	Tosho Co. Ltd.	65,001	0.1
5,100	Towa Pharmaceutical Co., Ltd.	105,148	0.1
1,100	Toyo Denki Seizo - Toyo Electric Manufacturing Co. Ltd.	12,704	0.0
24,300	Toyo Tire & Rubber Co., Ltd.	284,535	0.2
4,400	Trust Tech, Inc.	27,489	0.0
1,900	Tsubakimoto Kogyo Co., Ltd.	57,335	0.1
5,200	Uchida Yoko Co., Ltd.	228,086	0.2
2,400	UNIRITA, Inc.	38,049	0.0
5,300 (1)	UT Group Co. Ltd.	74,495	0.1
2,740	Utoc Corp.	12,347	0.0
1,831	Waseda Academy Co., Ltd.	16,589	0.0
10,304	Watabe Wedding Corp.	36,123	0.0
5,500	Will Group, Inc.	32,645	0.0
6,200	World Holdings Co. Ltd.	82,146	0.1
8,800	Yamato Kogyo Co., Ltd.	172,698	0.2
7,600	Yamazen Corp.	63,913	0.1
22,276	Yuasa Trading Co., Ltd.	599,452	0.5
3,900	Yushin Precision Equipment Co., Ltd.	24,060	0.0
500	Yushiro Chemical Industry Co., Ltd.	5,302	0.0
1,700	Zaoh Co. Ltd.	22,124	0.0
11,300	Zenkoku Hosho Co. Ltd.	329,259	0.3
		25,853,127	21.6

See Accompanying Notes to Financial Statements

24

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2020 (Unaudited) (CONTINUED)

	Liechtenstein: 0.0%
415	VP Bank AG	54,874	0.0

	Luxembourg: 0.0%
220	Brederode SA	17,567	0.0

	Malaysia: 0.2%
57,500 (1)	AFFIN Bank Bhd	20,286	0.0
10,900	Allianz Malaysia Bhd	35,456	0.1
67,600	Deleum Bhd	9,125	0.0
128,700	I-Bhd	4,888	0.0
247,200 (1)	KSL Holdings BHD	32,065	0.0
69,850	Kumpulan Fima BHD	20,089	0.0
72,800	Lii Hen Industries BHD	36,267	0.1
20,200	Lingkaran Trans Kota Holdings Bhd	18,223	0.0
934	Malaysian Pacific Industries Bhd	2,356	0.0
210,000	Media Chinese International Ltd.	9,099	0.0
82,400	MKH Bhd	19,447	0.0
207,400 (1)	UEM Sunrise Bhd	20,500	0.0
		227,801	0.2

	Malta: 0.2%
52,289	Kindred Group PLC	247,604	0.2

	Mexico: 0.1%
105,214	Alpek SA de CV	49,767	0.1
42,121	Concentradora Hipotecaria SAPI de CV	27,614	0.0
		77,381	0.1

	Netherlands: 3.6%
52	AFC Ajax NV	819	0.0
1,547 (1)	Argenx SE	231,352	0.2
5,626	ASM International NV	619,302	0.5
40,027 (1)	ASR Nederland NV	1,076,855	0.9
2,745	Eurocommercial Properties NV	30,585	0.0
6,174 (3)	Euronext NV	518,334	0.4
7,150 (3)	Flow Traders	238,522	0.2
719	Hunter Douglas NV	33,510	0.0
14,341 (3)	Intertrust NV	225,991	0.2
1,785 (1),(3)	Just Eat Takeaway.com NV	183,483	0.2
3,416 (1)	Kendrion NV	41,222	0.1
15,874 (1)	Koninklijke BAM Groep NV	26,520	0.0
653 (1)	Nederland Apparatenfabriek	24,864	0.0
293,048 (1)	Pharming Group NV	432,252	0.4
9,608 (3)	Signify NV	195,585	0.2
19,147	SBM Offshore NV	242,691	0.2
478,561 (1),(2),(4)	SNS Reaal NV	–	–
3,975	TKH Group NV	139,458	0.1
		4,261,345	3.6

	New Zealand: 0.3%
18,468	Chorus Ltd.	79,051	0.1
9,568	Hallenstein Glasson Holdings Ltd.	22,421	0.0
10,892	Kathmandu Holdings Ltd.	5,230	0.0
50,777	NZX Ltd.	39,656	0.0
13,605	PGG Wrightson Ltd.	22,117	0.0
13,518	Skellerup Holdings Ltd.	15,983	0.0
43,796	Summerset Group Holdings Ltd.	161,525	0.2
52,748	Vista Group International Ltd.	39,955	0.0
9,897	Z Energy Ltd.	18,644	0.0
		404,582	0.3

	Norway: 0.8%
4,802 (1)	Atea ASA	42,038	0.0
1,966 (1)	Helgeland Sparebank	13,739	0.0
183 (1)	Medistim ASA	3,108	0.0
30,280 (1)	PhotoCure ASA	204,049	0.2
6,351	Selvaag Bolig ASA	26,317	0.0
7,502	Sparebank 1 Nord Norge	44,916	0.1
54,821	SpareBank 1 SMN	398,316	0.3
29,991	Sparebanken Vest	176,165	0.2
		908,648	0.8

	Philippines: 0.0%
31,770	Ginebra San Miguel, Inc.	20,244	0.0
88,200	Lopez Holdings Corp.	4,562	0.0
		24,806	0.0

	Poland: 0.1%
400	Amica Wronki SA	9,454	0.0
2,061	Asseco South Eastern Europe SA	15,735	0.0
224	Neuca SA	27,031	0.0
427	TEN Square Games SA	43,979	0.1
8,287 (1)	Zespol Elektrowni Patnow Adamow Konin SA	14,911	0.0
		111,110	0.1

	Portugal: 0.1%
5,397 (1)	Semapa-Sociedade de Investimento e Gestao	53,229	0.0
6,180	Sonae Capital SGPS SA	3,325	0.0
23,345 (1)	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	87,442	0.1
		143,996	0.1

	Singapore: 1.2%
27,600	AEM Holdings Ltd.	47,686	0.0
13,581	Boustead Singapore Ltd.	5,764	0.0
76,300	China Aviation Oil Singapore Corp. Ltd.	55,475	0.1
266,000	China Sunsine Chemical Holdings Ltd.	71,438	0.1
282,900	CSE Global Ltd.	78,304	0.1
7,100	Elec & Eltek International Co., Ltd.	15,269	0.0
403,800	Frasers Logistics & Industrial Trust	302,214	0.3
102,900	Frencken Group Ltd.	53,654	0.1
16,400	GuocoLand Ltd.	16,406	0.0
8,000	Hanwell Holdings Ltd.	1,057	0.0
2,400	Haw Par Corp. Ltd.	17,396	0.0
144,800	Hi-P International Ltd.	109,048	0.1
9	Ho Bee Land Ltd.	13	0.0
67,580 (1)	Hong Leong Asia Ltd.	24,743	0.0
775,000	IGG, Inc.	492,749	0.4
13,600	Lian Beng Group Ltd.	3,654	0.0
747,900 (1)	Moya Holdings Asia Ltd.	30,608	0.0
16,300	Penguin International Ltd.	5,864	0.0
83,600	Sing Holdings Ltd.	19,506	0.0
13,300	Sing Investments & Finance Ltd.	10,534	0.0
9,400	Sunningdale Tech Ltd.	6,705	0.0
78,392	Tai Sin Electric Ltd.	16,321	0.0

See Accompanying Notes to Financial Statements

25

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2020 (Unaudited) (CONTINUED)

83,500	Tiong Woon Corp. Holding Ltd.	23,576	0.0
4,400	Venture Corp. Ltd.	49,173	0.0
		1,457,157	1.2

	South Africa: 0.2%
158,675	Alviva Holdings Ltd.	42,803	0.0
46,167 (1)	ArcelorMittal South Africa Ltd.	1,615	0.0
10,764	DataTec Ltd.	14,168	0.0
54,865	Hyprop Investments Ltd.	56,240	0.1
44,762	Metair Investments Ltd.	35,837	0.1
274,717	SA Corporate Real Estate Ltd.	17,785	0.0
42,648	Sylvania Platinum Ltd.	23,196	0.0
		191,644	0.2

	South Korea: 3.7%
4,994	ABOV Semiconductor Co. Ltd.	34,062	0.0
4,681	AfreecaTV Co. Ltd.	232,221	0.2
432	Asia Holdings Co., Ltd.	29,710	0.0
20,399	Daewon San Up Co. Ltd.	75,909	0.1
949	Dong Ah Tire & Rubber Co. Ltd.	19,688	0.0
3,450	Dongil Industries Co. Ltd.	143,324	0.1
5,378	Douzone Bizon Co. Ltd.	389,755	0.3
2,841	F&F Co. Ltd.	249,413	0.2
1,300	Fursys, Inc.	29,497	0.0
16,456	Global Standard Technology Co. Ltd.	186,509	0.2
1,491	GS Home Shopping, Inc.	156,216	0.2
19,019 (1)	Hansol Technics Co. Ltd.	94,386	0.1
3,597 (1)	Huneed Technologies	19,733	0.0
2,040	IDIS Holdings Co. Ltd.	23,301	0.0
5,550	JB Financial Group Co. Ltd.	22,107	0.0
7,628	Jeju Bank	20,970	0.0
1,480	Korea Airport Service Co. Ltd.	50,276	0.1
531	KPX Chemical Co. Ltd.	21,192	0.0
5,784 (1)	KT Hitel Co. Ltd.	26,698	0.0
7,798	KT Skylife Co. Ltd.	50,719	0.1
2,451	Kyeryong Construction Industrial Co., Ltd.	32,369	0.0
3,470	LEADCORP, Inc./The	15,332	0.0
1,996	LF Corp.	21,561	0.0
3,715	Maeil Dairies Co. Ltd.	245,437	0.2
145	Mi Chang Oil Industrial Co. Ltd.	7,147	0.0
19,157	Partron Co. Ltd.	126,906	0.1
1,063	Protec Co. Ltd.	12,451	0.0
887	S&T Holdings Co. Ltd.	10,404	0.0
613 (1)	Sam Jung Pulp Co. Ltd.	11,809	0.0
8,006	Sam Young Electronics Co. Ltd.	47,978	0.1
18,724 (1)	Samsung Engineering Co. Ltd.	176,718	0.2
9,581	Seegene, Inc.	721,620	0.6
8,265	SFA Engineering Corp.	238,265	0.2
412	Shinyoung Securities Co. Ltd.	15,569	0.0
9,840	SL Corp.	107,517	0.1
6,813	Soulbrain Co. Ltd.	410,058	0.4
126	Taekwang Industrial Co. Ltd.	82,760	0.1
4,910	Telechips, Inc.	33,984	0.0
5,861	Tovis Co. Ltd.	34,227	0.0
2,945	Uju Electronics Co. Ltd.	34,864	0.0
23,184	Union Semiconductor Equipment & Materials Co. Ltd.	94,568	0.1
4,884	Visang Education, Inc.	30,711	0.0
622	Yesco Holdings Co. Ltd.	17,530	0.0
4,602	Yoosung Enterprise Co. Ltd.	9,558	0.0
2,123	Zeus Co. Ltd.	16,707	0.0
		4,431,736	3.7

	Spain: 1.8%
1,393 (1)	Almirall SA	17,964	0.0
14,627 (1)	Applus Services SA	95,965	0.1
8,685	Atlantica Yield plc	207,919	0.2
24,817	Bankinter S.A.	102,451	0.1
16,398	Cia de Distribucion Integral Logista Holdings SA	292,710	0.3
101,419	Faes Farma SA	443,456	0.4
18,576 (1)	Indra Sistemas SA	160,200	0.1
18,635 (1)	Masmovil Ibercom SA	351,864	0.3
30,008 (1)	Merlin Properties Socimi SA	278,479	0.2
7,389	Naturhouse Health SAU	12,679	0.0
5,247 (1)	Pharma Mar SA	31,371	0.0
2,533	Viscofan SA	162,336	0.1
		2,157,394	1.8

	Sweden: 4.0%
306	Bergman & Beving AB	1,803	0.0
39,092 (1)	Betsson AB	220,291	0.2
5,335	BioGaia AB	257,080	0.2
17,805	Biotage AB	220,099	0.2
5,180	Boule Diagnostics AB	31,382	0.0
99,784	Bredband2 i Skandinavien AB	14,567	0.0
3,179 (1)	Bufab AB	25,628	0.0
7,593	Bure Equity AB	138,640	0.1
7,085	Clas Ohlson AB	62,180	0.1
6,300 (1)	Doro AB	20,877	0.0
7,517	Eolus Vind AB	78,829	0.1
10,320 (1),(3)	Evolution Gaming Group AB	472,621	0.4
87 (1)	Ferronordic AB	759	0.0
59,771	Getinge AB	1,145,649	1.0
39,250 (1)	GHP Specialty Care AB	53,184	0.0
3,207 (1)	Gunnebo AB	5,709	0.0
13,206	Humana AB	56,247	0.1
10,089	Inwido AB	57,999	0.1
11,892 (1)	KNOW IT AB	174,773	0.2
1,133 (1)	Nederman Holding AB	12,396	0.0
6,679	Nordic Entertainment Group AB	158,302	0.1
1,281	NP3 Fastigheter AB	10,471	0.0
7,367 (1)	Orexo AB	48,155	0.0
25,691	Peab AB	195,712	0.2
44,142 (1)	Ratos AB	104,488	0.1
1,629 (1)	RaySearch Laboratories AB	12,384	0.0
2,618	Recipharm AB	31,105	0.0
1,403	Rejlers AB	13,478	0.0
163,080	Rottneros AB	158,952	0.1
3,843	Sectra AB	163,358	0.1
3,012 (1)	Semcon AB	16,811	0.0
7,077 (1)	Stillfront Group AB	420,488	0.4
3,467	SwedenCare AB	31,914	0.0
2,024	Tethys Oil AB	10,337	0.0
832 (1)	VBG Group AB	11,483	0.0

See Accompanying Notes to Financial Statements

26

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2020 (Unaudited) (CONTINUED)

27,628	Wihlborgs Fastigheter AB	394,229	0.3
		4,832,380	4.0

	Switzerland: 7.4%
30,634 (1),(2)	AC Immune SA	217,808	0.2
4,397	Adecco Group AG	192,416	0.2
81	Barry Callebaut AG	158,600	0.1
730	Bucher Industries AG	205,886	0.2
448	Calida Holding AG	13,776	0.0
21	Carlo Gavazzi Holding AG	3,925	0.0
5,183	Cembra Money Bank AG	492,737	0.4
8,741	Coca-Cola HBC AG	221,485	0.2
76	Coltene Holding AG	5,077	0.0
3,903 (1)	CRISPR Therapeutics AG	192,027	0.1
186	Forbo Holding AG	249,349	0.2
5,046 (3)	Galenica AG	361,346	0.3
1,542	Helvetia Holding AG	140,562	0.1
4,683	Julius Baer Group Ltd.	183,925	0.2
16,409	Logitech International SA	790,311	0.7
17	Metall Zug AG	32,137	0.0
2,028 (1)	Mikron Holding AG	10,086	0.0
47	Phoenix Mecano AG	17,978	0.0
3,420	PSP Swiss Property AG	397,292	0.3
3,757	Sonova Holding AG - Reg	678,566	0.6
241	Straumann Holding AG	183,359	0.2
4,148	Sulzer AG	293,386	0.2
4,827	Swiss Life Holding AG	1,711,767	1.4
3,025	Swissquote Group Holding SA	195,869	0.2
3,354	Tecan Group AG	1,079,794	0.9
29	Thurgauer Kantonalbank	3,108	0.0
878 (1)	u-blox Holding AG	61,499	0.1
35	Vetropack Holding AG	103,050	0.1
156	Vifor Pharma AG	23,404	0.0
5,911	Vontobel Holding AG	306,962	0.3
7,774 (1),(3)	Wizz Air Holdings Plc	280,956	0.2
		8,808,443	7.4

	Taiwan: 1.3%
35,964 (1)	Airmate Cayman International Co. Ltd.	31,718	0.0
22,062	Apacer Technology, Inc.	34,691	0.0
12,000	Chang Type Industrial Co. Ltd.	12,896	0.0
33,000	Chenbro Micom Co. Ltd.	100,046	0.1
11,000	Chia Chang Co. Ltd.	12,158	0.0
113,000	Compal Electronics, Inc.	72,037	0.1
75,200	Coretronic Corp.	80,128	0.1
59,000 (1)	Elitegroup Computer Systems Co. Ltd.	21,497	0.0
21,000	Eson Precision Ind Co. Ltd.	20,840	0.0
71,000	Everlight Electronics Co., Ltd.	77,005	0.1
41,000	First Insurance Co. Ltd./The	19,384	0.0
20,000	Generalplus Technology, Inc.	19,807	0.0
30,000	Global Mixed Mode Technology, Inc.	130,899	0.1
17,090	Hotung Investment Holdings Ltd.	18,149	0.0
27,000	Hung Ching Development & Construction Co. Ltd.	18,375	0.0
15,000	IEI Integration Corp.	17,654	0.0
97,000	Inventec Co., Ltd.	76,215	0.1
50,000	Opto Technology Corp.	35,875	0.0
58,000	Orise Technology Co. Ltd.	62,320	0.1
52,000	Pixart Imaging, Inc.	304,365	0.3
93,000	President Securities Corp.	41,791	0.0
38,000	San Far Property Ltd.	21,040	0.0
19,000	Sinher Technology, Inc.	24,948	0.0
114,000	Sonix Technology Co. Ltd.	175,403	0.2
15,000	Synnex Technology International Corp.	20,019	0.0
29,000	Tong-Tai Machine & Tool Co. Ltd.	12,864	0.0
82,000	Tsann Kuen Enterprise Co., Ltd.	43,822	0.1
7,000	Wah Lee Industrial Corp.	12,723	0.0
49,000	Winstek Semiconductor Co. Ltd.	39,184	0.0
15,000 (1)	X-Legend Entertainment Co. Ltd.	32,274	0.0
		1,590,127	1.3

	Thailand: 0.4%
109,300	MC Group PCL	27,024	0.1
164,900	Siam Future Development PCL	23,881	0.0
186	Thai Rayon PCL	127	0.0
342,100	Thanachart Capital PCL	385,884	0.3
		436,916	0.4

	Turkey: 0.0%
16,473	Aksigorta AS	14,023	0.0
6,901	Yeni Gimat Gayrimenkul Ortakligi AS	12,144	0.0
		26,167	0.0

	United Kingdom: 10.4%
137	4imprint Group PLC	3,226	0.0
537	Aptitude Software Group PLC	2,976	0.0
38,185	Ashmore Group PLC	182,059	0.2
7,124 (1)	Augean PLC	13,591	0.0
52,600 (3)	Auto Trader Group PLC	302,791	0.3
43,044 (3)	Avast PLC	247,931	0.2
61,647	B&M European Value Retail SA	257,803	0.2
27,974	Beazley PLC	138,318	0.1
2,125	Begbies Traynor Group PLC	2,776	0.0
5,159	Bellway PLC	172,626	0.1
23,054	Brickability Group PLC	13,443	0.0
186,336 (1)	Cairn Energy PLC	262,536	0.2
100,592	Centamin PLC	194,763	0.2
2,399	Character Group PLC/The	8,914	0.0
32,993	Clinigen Group Plc	300,023	0.3
4,847 (1)	Codemasters Group Holdings PLC	16,796	0.0
31,368	Computacenter PLC	573,279	0.5
6,164	Cranswick PLC	288,312	0.2
6,303	CVS Group PLC	72,638	0.1
40,148	Dart Group PLC	324,351	0.3
9,468	Dixons Carphone PLC	9,204	0.0
139,746	Drax Group PLC	366,356	0.3
30,080	Eckoh PLC	19,319	0.0
28,998	Electrocomponents PLC	210,641	0.2
1,287	EMIS Group PLC	16,988	0.0
4,087	FDM Group Holdings PLC	38,504	0.0

See Accompanying Notes to Financial Statements

27

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2020 (Unaudited) (CONTINUED)

14,872	Finsbury Food Group PLC	11,520	0.0
16,118	Future PLC	208,876	0.2
17,985 (1)	Gamesys Group PLC	198,713	0.2
52,698 (1)	Gem Diamonds Ltd.	25,155	0.0
4,382	Genus PLC	188,260	0.2
9,748	Go-Ahead Group PLC	164,506	0.1
30,402	GVC Holdings PLC	288,569	0.2
590	Hargreaves Services PLC	1,565	0.0
2,445	Headlam Group PLC	9,218	0.0
14,371	Hikma Pharmaceuticals PLC	428,024	0.4
23,343	HomeServe PLC	326,979	0.3
28,868	Howden Joinery Group PLC	190,361	0.2
19,634	IG Group Holdings PLC	186,095	0.2
122,053 (1)	Indivior PLC	75,817	0.1
13,148	Intermediate Capital Group PLC	186,001	0.2
10,354	International Personal Finance PLC	7,290	0.0
46,449	Investec PLC - INVP - GBP	95,329	0.1
105,221	ITE Group PLC	30,217	0.0
10,345	Johnson Service Group PLC	16,161	0.0
644	Judges Scientific PLC	40,214	0.0
25,073 (1)	Just Group PLC	17,539	0.0
5,288	K3 Capital Group PLC	12,074	0.0
6,152	Kainos Group PLC	54,121	0.1
127,077	LondonMetric Property PLC	310,475	0.3
20,629	Mcbride PLC	15,330	0.0
7,148 (1)	Mimecast Ltd.	292,353	0.3
295	Moneysupermarket.com Group PLC	1,175	0.0
3,239	Morgan Sindall PLC	52,191	0.0
64,503	National Express Group PLC	221,963	0.2
23,224 (1)	Ninety One PLC	49,638	0.0
5,743	Norcros PLC	11,573	0.0
69,983	OneSavings Bank PLC	214,781	0.2
2,963	Oxford Instruments Plc	45,673	0.0
15,638	Oxford Metrics PLC	19,574	0.0
40,963	Pagegroup PLC	193,988	0.2
2,383	PayPoint PLC	19,839	0.0
9,185	Polar Capital Holdings PLC	46,077	0.0
50,896	QinetiQ PLC	194,633	0.2
35,977	Rank Group PLC	73,828	0.1
38,234	Reach PLC	37,881	0.0
69,174	Redrow PLC	401,921	0.3
2,983	Robert Walters PLC	15,842	0.0
52,710	Safestore Holdings PLC	476,813	0.4
6,197 (1)	SDL PLC	38,590	0.0
17,592 (1)	Shield Therapeutics PLC	27,942	0.0
54,365	Softcat PLC	771,960	0.6
21,050	Speedy Hire PLC	16,456	0.0
107,664	Spirent Communications PLC	325,679	0.3
7,266	SSP Group Plc	25,679	0.0
82,681	Stock Spirits Group PLC	195,782	0.2
46,737	Tate & Lyle PLC	418,779	0.4
66,517	TP ICAP PLC	283,974	0.2
4,125	U & I Group PLC	5,196	0.0
6,943	Ultra Electronics Holdings PLC	171,888	0.1
24,417	Unite Group PLC	269,616	0.2
21,034	Urban Logistics REIT PLC	35,102	0.0
59,251	Vectura Group PLC	63,302	0.1
36,615	Vertu Motors PLC	11,348	0.0
40,131	Vesuvius PLC	202,583	0.2
168	Vitec Group PLC	1,421	0.0
56,405 (1)	XLMedia PLC	16,162	0.0
3,585	YouGov PLC	30,252	0.0
		12,410,027	10.4

	United States: 0.5%
5,461 (1)	Allot Ltd.	60,781	0.1
1,276	AudioCodes Ltd.	39,059	0.0
2,137 (1)	Cushman & Wakefield PLC	26,007	0.0
2,816 (1)	MeiraGTx Holdings plc	38,776	0.0
7,362 (1)	Nova Measuring Instruments Ltd.	282,038	0.3
9,719 (1),(2)	Osmotica Pharmaceuticals PLC	38,876	0.0
22,188 (1)	Viemed Healthcare, Inc.	143,303	0.1
		628,840	0.5

	Total Common Stock
	(Cost $122,990,630)	117,489,652	98.1

PREFERRED STOCK: 0.7%
	Brazil: 0.1%
82,700	Marcopolo SA	44,256	0.1

	Denmark: 0.0%
188	Brodrene A&O Johansen A/S	9,671	0.0

	Germany: 0.6%
7,874 (1)	Draegerwerk AG & Co. KGaA	658,944	0.6
856	Einhell Germany AG	48,471	0.0
50	KSB SE & Co. KGaA	10,791	0.0
180	STO AG	18,127	0.0
1,593 (1)	Villeroy & Boch AG	19,519	0.0
		755,852	0.6

	South Africa: 0.0%
776	Absa Bank Ltd.	22,649	0.0

	Sweden: 0.0%
571	Corem Property Group AB	18,253	0.0

	Total Preferred Stock
	(Cost $712,494)	850,681	0.7

	Total Long-Term Investments
	(Cost $123,703,124)	118,340,333	98.8

See Accompanying Notes to Financial Statements

28

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2020 (Unaudited) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.2%
	Repurchase Agreements: 0.9%
77,524 (5)	BNP Paribas S.A., Repurchase Agreement dated 04/30/20, 0.03%, due 05/01/20 (Repurchase Amount $77,524, collateralized by various U.S. Government Securities, 0.000%-1.875%, Market Value plus accrued interest $79,074, due 05/31/20-09/09/49)	77,524	0.1
1,000,000 (5)	Citigroup, Inc., Repurchase Agreement dated 04/30/20, 0.04%, due 05/01/20 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.500%-6.500%, Market Value plus accrued interest $1,020,000, due 05/31/20-02/01/57)	1,000,000	0.8

	Total Repurchase Agreements
	(Cost $1,077,524)	1,077,524	0.9

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.3%
336,350 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.210%
	(Cost $336,350)	336,350	0.3

	Total Short-Term Investments
	(Cost $1,413,874)	1,413,874	1.2

	Total Investments in Securities (Cost $125,116,998)	$119,754,207	100.0
	Assets in Excess of Other Liabilities	41,109	0.0
	Net Assets	$119,795,316	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of April 30, 2020.

See Accompanying Notes to Financial Statements

29

Voya Global Equity Dividend Fund	PORTFOLIO OF INVESTMENTS
AS OF April 30, 2020 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.5%
	Australia: 3.0%
6,694	AGL Energy Ltd.	$73,467	0.2
42,964	Aurizon Holdings Ltd.	130,518	0.3
4,090	Australia & New Zealand Banking Group Ltd.	44,427	0.1
10,151	BHP Group Ltd.	207,225	0.5
17,722	Coca-Cola Amatil Ltd.	98,669	0.2
12,716	Crown Resorts Ltd.	81,402	0.2
858	Macquarie Group Ltd.	56,836	0.1
8,472	Newcrest Mining Ltd.	146,687	0.3
6,099	Rio Tinto Ltd.	343,746	0.8
3,306	Sonic Healthcare Ltd.	58,385	0.1
20,638	Sydney Airport	84,066	0.2
		1,325,428	3.0

	Belgium: 0.6%
1,635	Colruyt S.A.	97,988	0.2
2,030	UCB S.A.	186,028	0.4
		284,016	0.6

	Canada: 4.2%
3,100	Bank of Nova Scotia	124,272	0.3
6,355	BCE, Inc.	256,994	0.6
3,788	Canadian Imperial Bank of Commerce - XTSE	224,458	0.5
6,806	CI Financial Corp.	72,316	0.2
103	Constellation Software, Inc./Canada	99,047	0.2
2,359	Empire Co. Ltd.	52,079	0.1
1,438	Kirkland Lake Gold Ltd.	59,444	0.1
5,193	National Bank Of Canada	209,444	0.5
4,154	Open Text Corp.	156,974	0.3
1,478	Rogers Communications, Inc.	61,904	0.1
15,494	TELUS Corp.	253,234	0.6
3,446	Waste Connections, Inc.	296,046	0.7
		1,866,212	4.2

	China: 0.3%
50,000	BOC Hong Kong Holdings Ltd.	153,457	0.3

	Denmark: 1.6%
1,293	Carlsberg A/S	163,116	0.4
524	Coloplast A/S	82,647	0.2
7,238	Novo Nordisk A/S	461,712	1.0
		707,475	1.6

	Finland: 0.8%
3,300	Orion Oyj	167,701	0.4
5,275 (1)	Sampo OYJ	174,854	0.4
		342,555	0.8

	France: 1.4%
667 (1)	Danone	46,488	0.1
3,161	Edenred	127,335	0.3
872	Eiffage SA	71,262	0.2
5,567	Eutelsat Communications	62,330	0.1
6,933	Getlink SE	88,431	0.2
17,029	Orange SA	206,887	0.5
		602,733	1.4

	Germany: 1.0%
496	Allianz SE	91,280	0.2
117	Beiersdorf AG	12,242	0.1
7,824 (1)	Deutsche Post AG	232,430	0.5
33,384	Telefonica Deutschland Holding AG	94,970	0.2
		430,922	1.0

	Guernsey: 0.8%
5,700	Amdocs Ltd.	367,308	0.8

	Hong Kong: 1.6%
32,000	CK Hutchison Holdings Ltd.	237,190	0.6
13,500	CLP Holdings Ltd.	144,506	0.3
64,000	HKT Trust / HKT Ltd.	103,278	0.2
1,200	Jardine Matheson Holdings Ltd.	52,561	0.1
26,500	Power Assets Holdings Ltd.	177,557	0.4
		715,092	1.6

	Ireland: 1.1%
5,160	Medtronic PLC	503,771	1.1

	Israel: 0.3%
21,376	Bank Leumi Le-Israel BM	115,176	0.3

	Italy: 0.7%
8,062	Enel S.p.A.	55,067	0.1
55,730	Snam SpA	250,000	0.6
		305,067	0.7

	Japan: 8.5%
11,500	Canon, Inc.	241,904	0.6
1,100	Central Japan Railway Co.	173,090	0.4
1,100	East Japan Railway Co.	80,322	0.2
6,300	Fuji Film Holdings Corp.	300,085	0.7
200	Hikari Tsushin, Inc.	38,706	0.1
3,700	Hitachi Ltd.	109,814	0.3
1,100	Hoya Corp.	100,313	0.2
6,100	Japan Airlines Co. Ltd.	108,811	0.3
3,600	Kamigumi Co., Ltd.	63,380	0.1
2,400	Konami Holdings Corp.	75,358	0.2
1,000	Kyocera Corp.	53,430	0.1
1,600	Kyushu Railway Co.	43,045	0.1
1,000	Lawson, Inc.	51,980	0.1
8,800	LIXIL Group Corp.	105,562	0.2
2,700	Medipal Holdings Corp.	52,086	0.1
1,500	MEIJI Holdings Co., Ltd.	104,181	0.2
2,800	Mitsubishi Corp.	59,382	0.1
1,400	Mitsubishi Heavy Industries Ltd.	35,901	0.1
8,000	MS&AD Insurance Group Holdings, Inc.	230,481	0.5
8,400	Nippon Telegraph & Telephone Corp.	191,299	0.4
1,900	NTT DoCoMo, Inc.	55,995	0.1
13,700	ORIX Corp.	161,215	0.4
1,900	Sankyo Co., Ltd.	52,167	0.1
700	Secom Co., Ltd.	58,253	0.1
14,500	Sekisui House Ltd.	248,743	0.6
4,600	Softbank Corp.	62,643	0.1

See Accompanying Notes to Financial Statements

30

Voya Global Equity Dividend Fund	PORTFOLIO OF INVESTMENTS
AS OF April 30, 2020 (Unaudited) (CONTINUED)

19,100	Sumitomo Corp.	216,063	0.5
4,100	Sumitomo Mitsui Financial Group, Inc.	107,819	0.2
6,300	Sundrug Co., Ltd.	215,702	0.5
1,300	Suzuken Co., Ltd.	50,100	0.1
1,800	Trend Micro, Inc.	91,317	0.2
64	United Urban Investment Corp.	64,208	0.2
3,100	West Japan Railway Co.	191,573	0.4
		3,794,928	8.5

	Netherlands: 1.8%
14,480 (2)	ABN AMRO Bank NV	111,076	0.2
14,774	ING Groep NV	82,776	0.2
7,243	Koninklijke Ahold Delhaize NV	175,863	0.4
27,099	Koninklijke KPN NV	62,418	0.2
3,431	Royal Dutch Shell PLC - Class A	56,489	0.1
6,509	Unilever NV	324,145	0.7
		812,767	1.8

	New Zealand: 0.1%
21,385	Spark New Zealand Ltd.	57,875	0.1

	Norway: 0.2%
9,874	Orkla ASA	89,191	0.2

	Singapore: 0.7%
58,900	ComfortDelgro Corp., Ltd.	68,667	0.2
107,700	Genting Singapore Ltd.	59,759	0.1
17,600	SATS Ltd.	40,776	0.1
18,500	Singapore Exchange Ltd.	126,153	0.3
		295,355	0.7

	Spain: 1.5%
892 (1),(2)	Aena SME SA	112,915	0.2
605	Amadeus IT Group SA	28,878	0.0
7,173	Enagas	167,431	0.4
10,192	Ferrovial SA - FERE	255,207	0.6
4,262	Red Electrica Corp. SA	75,020	0.2
9,925 (1)	Telefonica S.A.	45,382	0.1
		684,833	1.5

	Sweden: 0.3%
1,115	Swedish Match AB	68,903	0.2
6,016	Telefonaktiebolaget LM Ericsson	51,396	0.1
		120,299	0.3

	Switzerland: 3.2%
1,422	LafargeHolcim Ltd.-CHF	59,060	0.1
4,337	Nestle SA	459,332	1.0
1,742	Roche Holding AG	603,250	1.4
1,019	Zurich Insurance Group AG	323,078	0.7
		1,444,720	3.2

	United Kingdom: 3.7%
19,343 (2)	Auto Trader Group PLC	111,348	0.2
28,669	Aviva PLC	86,698	0.2
65,177	BT Group PLC	94,996	0.2
9,615	Compass Group PLC	161,795	0.4
35,934	Direct Line Insurance Group PLC	122,428	0.3
22,338	Evraz PLC	74,023	0.2
18,882	GlaxoSmithKline PLC	393,926	0.9
8,110	Persimmon PLC	224,697	0.5
28,495	Royal Bank of Scotland Group PLC	39,754	0.1
16,216	Sage Group PLC/The	130,416	0.3
5,048	Smith & Nephew PLC	98,784	0.2
68,767	Vodafone Group PLC	97,007	0.2
		1,635,872	3.7

	United States: 62.1%
5,677	AbbVie, Inc.	466,649	1.0
791	Accenture PLC	146,485	0.3
6,440	Aflac, Inc.	239,826	0.5
1,727	Air Products & Chemicals, Inc.	389,577	0.9
1,403	Allison Transmission Holdings, Inc.	50,985	0.1
1,980	Allstate Corp.	201,406	0.5
8,035	Altria Group, Inc.	315,374	0.7
3,016	Ameren Corp.	219,414	0.5
1,468	American Water Works Co., Inc.	178,641	0.4
2,103	Amgen, Inc.	503,080	1.1
320	Anthem, Inc.	89,834	0.2
9,182	Apple Hospitality REIT, Inc.	88,882	0.2
15,416	AT&T, Inc.	469,725	1.1
1,886	Avnet, Inc.	56,618	0.1
5,990	Bank of America Corp.	144,059	0.3
3,989	Booz Allen Hamilton Holding Corp.	292,952	0.7
7,685	Bristol-Myers Squibb Co.	467,325	1.1
2,319	Broadridge Financial Solutions, Inc. ADR	269,004	0.6
571	Camden Property Trust	50,288	0.1
362	Carlisle Cos., Inc.	43,787	0.1
2,454	CDK Global, Inc.	96,393	0.2
704	CDW Corp.	78,003	0.2
327	Chemed Corp.	136,218	0.3
4,121	Chevron Corp.	379,132	0.9
4,661	Cinemark Holdings, Inc.	66,559	0.1
10,967	Cisco Systems, Inc.	464,781	1.0
829	Citigroup, Inc.	40,256	0.1
2,314	Citrix Systems, Inc.	335,553	0.8
4,563	CMS Energy Corp.	260,502	0.6
1,280	Cognizant Technology Solutions Corp.	74,266	0.2
793	Colgate-Palmolive Co.	55,724	0.1
967	Columbia Sportswear Co.	70,485	0.2
977	Comcast Corp. – Class A	36,764	0.1
2,503	Comerica, Inc.	87,255	0.2
6,155	CoreCivic, Inc.	80,754	0.2
2,681	Corporate Office Properties Trust SBI MD	70,832	0.2
902	CSX Corp.	59,739	0.1
3,909	Dolby Laboratories, Inc.	234,657	0.5
1,685	DTE Energy Co.	174,802	0.4
1,962	Eaton Corp. PLC	163,827	0.4
870	Encompass Health Corp.	57,637	0.1
331	Everest Re Group Ltd.	57,306	0.1
3,978	Evergy, Inc.	232,435	0.5
1,567	Exelon Corp.	58,104	0.1
2,306	Expedia Group, Inc.	163,680	0.4
15,387	Extended Stay America, Inc.	167,257	0.4
607	Federal Realty Investment Trust	50,545	0.1

See Accompanying Notes to Financial Statements

31

Voya Global Equity Dividend Fund	PORTFOLIO OF INVESTMENTS
AS OF April 30, 2020 (Unaudited) (CONTINUED)

2,199	Fidelity National Financial, Inc.	59,483	0.1
4,383	Flir Systems, Inc.	190,222	0.4
3,346	Flowers Foods, Inc.	74,549	0.2
5,605	Gaming and Leisure Properties, Inc.	158,285	0.4
6,032	General Mills, Inc.	361,256	0.8
2,344	General Motors Co.	52,248	0.1
7,187	Geo Group, Inc./The	91,131	0.2
1,268	Gilead Sciences, Inc.	106,512	0.2
1,554	Hanover Insurance Group, Inc.	155,991	0.3
5,074	Hartford Financial Services Group, Inc.	192,761	0.4
726	HCA Healthcare, Inc.	79,773	0.2
2,220	Hershey Co.	293,995	0.7
2,556	Honeywell International, Inc.	362,696	0.8
110	Humana, Inc.	42,000	0.1
8,493	Intel Corp.	509,410	1.1
3,139	International Business Machines Corp.	394,133	0.9
1,651	Intuit, Inc.	445,456	1.0
6,071	Jabil, Inc.	172,659	0.4
1,827	Jack Henry & Associates, Inc.	298,806	0.7
5,286	Johnson & Johnson	793,111	1.8
3,644	JPMorgan Chase & Co.	348,949	0.8
9,598	Juniper Networks, Inc.	207,317	0.5
572	Kansas City Southern	74,675	0.2
2,050	Kimberly-Clark Corp.	283,884	0.6
3,019	Kohl's Corp.	55,731	0.1
1,114	Lamar Advertising Co.	64,222	0.1
3,410	Leidos Holdings, Inc.	336,942	0.8
1,043	Life Storage, Inc.	91,356	0.2
630	Lockheed Martin Corp.	245,108	0.6
4,954	Maxim Integrated Products	272,371	0.6
4,840	MAXIMUS, Inc.	325,829	0.7
1,711	McDonald's Corp.	320,915	0.7
6,911	Merck & Co., Inc.	548,319	1.2
4,945	MGIC Investment Corp.	36,148	0.1
10,332	Microsoft Corp.	1,851,598	4.2
599	Motorola Solutions, Inc.	86,142	0.2
5,445	National Instruments Corp.	209,197	0.5
2,721	OGE Energy Corp.	85,766	0.2
9,863	Old Republic International Corp.	157,315	0.4
3,453	Omnicom Group	196,925	0.4
8,473	Oracle Corp.	448,815	1.0
3,133	Outfront Media, Inc.	49,157	0.1
3,829	Paychex, Inc.	262,363	0.6
3,775	PepsiCo, Inc.	499,395	1.1
15,640	Pfizer, Inc.	599,950	1.3
4,599	Philip Morris International, Inc.	343,085	0.8
3,016	Phillips 66	220,681	0.5
1,175	Pinnacle West Capital Corp.	90,463	0.2
2,511	Popular, Inc.	96,899	0.2
4,575	Procter & Gamble Co.	539,255	1.2
883	Public Storage, Inc.	163,752	0.4
1,590	Qualcomm, Inc.	125,085	0.3
3,124	Quest Diagnostics, Inc.	343,984	0.8
1,092	Reliance Steel & Aluminum Co.	97,821	0.2
4,228	Republic Services, Inc.	331,222	0.7
9,264	Retail Properties of America, Inc.	57,437	0.1
159	Roper Technologies, Inc.	54,224	0.1
6,018	Santander Consumer USA Holdings, Inc.	93,821	0.2
7,358	Service Corp. International	270,333	0.6
5,040	Silgan Holdings, Inc.	173,880	0.4
1,512	Simon Property Group, Inc.	100,956	0.2
2,488	Sonoco Products Co.	121,514	0.3
3,060	Southern Co.	173,594	0.4
4,573	Switch, Inc.	78,518	0.2
2,718	Synchrony Financial	53,789	0.1
1,782	Target Corp.	195,557	0.4
3,358	Texas Instruments, Inc.	389,763	0.9
3,247	Tyson Foods, Inc.	201,931	0.5
22,073	Valvoline, Inc.	379,435	0.9
4,357	Verizon Communications, Inc.	250,310	0.6
3,177	Waste Management, Inc.	317,764	0.7
8,538	Wells Fargo & Co.	248,029	0.6
11,174	Western Union Co.	213,088	0.5
11,990	Williams Cos., Inc.	232,246	0.5
4,154	Xerox Holdings Corp.	75,977	0.2
2,902	Yum! Brands, Inc.	250,820	0.6
1,496	Zions Bancorp NA	47,289	0.1
2,553	Zoetis, Inc.	330,128	0.7
		27,592,893	62.1

	Total Common Stock
	(Cost $46,950,802)	44,247,945	99.5

EXCHANGE-TRADED FUNDS: 0.2%
438	iShares MSCI EAFE ETF	24,777	0.1
187 (3)	SPDR S&P 500 ETF Trust	54,320	0.1

	Total Exchange-Traded Funds
	(Cost $65,482)	79,097	0.2

	Total Long-Term Investments
	(Cost $47,016,284)	44,327,042	99.7

See Accompanying Notes to Financial Statements

32

Voya Global Equity Dividend Fund	PORTFOLIO OF INVESTMENTS
AS OF April 30, 2020 (Unaudited) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.1%
	Repurchase Agreements: 0.1%
55,969 (4)	Bank of Nova Scotia, Repurchase Agreement dated 04/30/20, 0.02%, due 05/01/20 (Repurchase Amount $55,969, collateralized by various U.S. Government Securities, 0.000%-3.125%, Market Value plus accrued interest $57,088, due 05/05/20-09/09/49)
	(Cost $55,969)	55,969	0.1

	Total Short-Term Investments
	(Cost $55,969)	55,969	0.1

	Total Investments in Securities
	(Cost $47,072,253)	$44,383,011	99.8

	Assets in Excess of Other Liabilities	67,786	0.2
	Net Assets	$44,450,797	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Security, or a portion of the security, is on loan.
(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements

33

Voya International High	PORTFOLIO OF INVESTMENTS
Dividend Low Volatility Fund	AS OF April 30, 2020 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 95.3%
	Australia: 7.4%
4,002	AGL Energy Ltd.	$43,922	0.5
17,936	Aurizon Holdings Ltd.	54,487	0.7
13,605	AusNet Services	16,593	0.2
7,796	Australia & New Zealand Banking Group Ltd.	84,684	1.0
1,370	BHP Group Ltd.	27,967	0.3
12,034	Boral Ltd.	23,388	0.3
4,773	Coca-Cola Amatil Ltd.	26,574	0.3
3,988	Crown Resorts Ltd.	25,529	0.3
5,330	Harvey Norman Holdings Ltd.	9,563	0.1
426	Macquarie Group Ltd.	28,219	0.4
1,673	Rio Tinto Ltd.	94,292	1.2
30,857	Scentre Group	46,355	0.6
33,350	Stockland	61,928	0.8
10,474	Sydney Airport	42,665	0.5
17,684	Vicinity Centres	16,929	0.2
		603,095	7.4

	Belgium: 0.9%
586	Colruyt S.A.	35,120	0.4
412	UCB S.A.	37,755	0.5
		72,875	0.9

	China: 0.6%
15,500	BOC Hong Kong Holdings Ltd.	47,572	0.6

	Denmark: 3.7%
414	Carlsberg A/S	52,227	0.6
440	Coloplast A/S	69,399	0.9
2,128	Novo Nordisk A/S	135,745	1.7
1,238	Pandora A/S	44,021	0.5
		301,392	3.7

	Finland: 2.6%
721	Elisa OYJ	43,814	0.5
1,231	Orion Oyj	62,558	0.8
1,718 (1)	Sampo OYJ	56,948	0.7
1,699	UPM-Kymmene OYJ	46,595	0.6
		209,915	2.6

	France: 7.3%
1,386	Bouygues SA	42,645	0.5
166	Cie Generale des Etablissements Michelin SCA	16,039	0.2
2,529 (1)	CNP Assurances	26,091	0.3
88	Covivio	5,527	0.1
812 (1)	Danone	56,594	0.7
165	Dassault Systemes SE	24,168	0.3
269	Edenred	10,836	0.1
584	Eiffage SA	47,726	0.6
3,985 (1)	Engie SA	43,236	0.5
1,973	Eutelsat Communications	22,090	0.3
8,540	Natixis SA	20,161	0.2
1,740	Orange SA	21,139	0.3
1,125 (1)	Peugeot S.A.	15,948	0.2
1,008 (1)	Renault S.A.	19,862	0.2
1,337	Sanofi	130,590	1.6
1,514 (1)	SCOR SE	42,657	0.5
1,520	Societe Generale	23,848	0.3
585	Total SA	20,763	0.3
132 (1)	Vinci SA	10,814	0.1
		600,734	7.3

	Germany: 5.1%
62	Adidas AG	14,194	0.2
39	Allianz SE	7,177	0.1
1,049	BASF SE	53,684	0.6
130	Beiersdorf AG	13,602	0.2
496	Deutsche Boerse AG	76,899	0.9
2,203 (1)	Deutsche Post AG	65,445	0.8
3,714	Deutsche Telekom AG	54,298	0.7
83	Hochtief AG	6,495	0.1
157	Muenchener Rueckversicherungs-Gesellschaft AG	34,387	0.4
344	Siemens AG	31,746	0.4
20,822	Telefonica Deutschland Holding AG	59,234	0.7
		417,161	5.1

	Hong Kong: 3.4%
3,500	CK Hutchison Holdings Ltd.	25,943	0.3
5,000	CK Infrastructure Holdings Ltd.	29,700	0.4
5,500	CLP Holdings Ltd.	58,873	0.7
35,000	HKT Trust / HKT Ltd.	56,480	0.7
400	Jardine Matheson Holdings Ltd.	17,520	0.2
28,000	PCCW Ltd.	17,152	0.2
9,500	Power Assets Holdings Ltd.	63,653	0.8
4,500	Yue Yuen Industrial Holdings	7,178	0.1
		276,499	3.4

	Ireland: 0.3%
808	CRH PLC	24,514	0.3

	Israel: 1.0%
7,639	Bank Leumi Le-Israel BM	41,160	0.5
3,726	ICL Ltd.	13,000	0.1
4,798	Israel Discount Bank Ltd.	15,566	0.2
743	Mizrahi Tefahot Bank Ltd.	15,217	0.2
		84,943	1.0

	Italy: 3.0%
2,936	Assicurazioni Generali S.p.A.	41,887	0.5
3,618	Enel S.p.A.	24,713	0.3
5,100	ENI S.p.A.	48,584	0.6
5,611	Mediobanca Banca di Credito Finanziario SpA	32,620	0.4
879	Recordati S.p.A.	38,279	0.5
11,297	Snam SpA	50,677	0.6
1,746	Terna Rete Elettrica Nazionale SpA	10,933	0.1
		247,693	3.0

	Japan: 24.8%
300	ABC-Mart, Inc.	15,246	0.2
3,200	Ajinomoto Co., Inc.	56,994	0.7
600	Alps Alpine Co. Ltd.	6,189	0.1
3,000	Astellas Pharma, Inc.	49,617	0.6

See Accompanying Notes to Financial Statements

34

Voya International High	PORTFOLIO OF INVESTMENTS
Dividend Low Volatility Fund	AS OF April 30, 2020 (Unaudited) (CONTINUED)

800	Benesse Holdings, Inc.	22,782	0.3
600	Calbee, Inc.	18,155	0.2
3,100	Canon, Inc.	65,209	0.8
200	Central Japan Railway Co.	31,471	0.4
11	Daiwa House REIT Investment Corp.	26,616	0.3
300	Denso Corp.	10,545	0.1
700	East Japan Railway Co.	51,114	0.6
1,000	Electric Power Development Co., Ltd.	20,014	0.2
600	Fuji Film Holdings Corp.	28,580	0.3
1,000	Hitachi Ltd.	29,679	0.4
500	Hoya Corp.	45,597	0.6
3,100	Itochu Corp.	60,776	0.7
2,600	J Front Retailing Co., Ltd.	21,211	0.3
1,700	Japan Airlines Co. Ltd.	30,324	0.4
26	Japan Retail Fund Investment Corp.	28,346	0.3
1,400	Kamigumi Co., Ltd.	24,648	0.3
2,000	Konami Holdings Corp.	62,798	0.8
500	Lawson, Inc.	25,990	0.3
3,100	LIXIL Group Corp.	37,187	0.5
500	McDonald's Holdings Co. Japan Ltd.	24,448	0.3
1,600	Medipal Holdings Corp.	30,866	0.4
700	MEIJI Holdings Co., Ltd.	48,618	0.6
4,700	Mitsubishi Chemical Holdings Corp.	26,713	0.3
2,600	Mitsubishi Corp.	55,141	0.7
1,800	Mitsubishi Heavy Industries Ltd.	46,159	0.6
2,300	Mitsui & Co., Ltd.	32,104	0.4
2,100	MS&AD Insurance Group Holdings, Inc.	60,501	0.7
1,500	NEC Corp.	57,562	0.7
100	Nippon Shinyaku Co., Ltd.	7,022	0.1
2,500	NTT DoCoMo, Inc.	73,678	0.9
1,400	Olympus Corp.	22,214	0.3
800	ORIX Corp.	9,414	0.1
3,400	Pan Pacific International Holdings Corp.	65,871	0.8
4,800	Ricoh Co., Ltd.	32,719	0.4
1,000	Sankyo Co., Ltd.	27,456	0.3
700	Secom Co., Ltd.	58,254	0.7
3,600	Seiko Epson Corp.	40,880	0.5
3,000	Sekisui House Ltd.	51,464	0.6
1,600	Seven & I Holdings Co., Ltd.	52,987	0.6
1,000	Shionogi & Co., Ltd.	55,228	0.7
800	Softbank Corp.	10,894	0.1
4,300	Sumitomo Corp.	48,642	0.6
2,300	Sumitomo Mitsui Financial Group, Inc.	60,484	0.7
1,800	Sundrug Co., Ltd.	61,629	0.8
400	Suzuken Co., Ltd.	15,415	0.2
2,100	Teijin Ltd.	33,490	0.4
500	Toyo Suisan Kaisha Ltd.	24,043	0.3
1,300	Trend Micro, Inc.	65,951	0.8
22	United Urban Investment Corp.	22,072	0.3
700	West Japan Railway Co.	43,258	0.5
		2,034,265	24.8

	Netherlands: 5.6%
3,190 (2)	ABN AMRO Bank NV	24,470	0.3
5,011	ING Groep NV	28,076	0.4
1,644	Koninklijke Ahold Delhaize NV	39,917	0.5
4,860	Koninklijke KPN NV	11,194	0.1
419	Koninklijke Philips NV	18,265	0.2
1,443	Randstad NV	58,075	0.7
6,937	Royal Dutch Shell PLC - Class A	114,212	1.4
1,802	Unilever NV	89,739	1.1
982	Wolters Kluwer NV	72,230	0.9
		456,178	5.6

	New Zealand: 0.4%
11,419	Spark New Zealand Ltd.	30,903	0.4

	Norway: 0.4%
3,884	Orkla ASA	35,084	0.4

	Singapore: 2.0%
22,300	CapitaLand Mall Trust	29,670	0.4
18,000	ComfortDelgro Corp., Ltd.	20,985	0.3
34,500	Genting Singapore Ltd.	19,143	0.2
2,600	SATS Ltd.	6,024	0.1
6,600	Singapore Exchange Ltd.	45,006	0.5
21,400	Singapore Telecommunications Ltd.	42,762	0.5
		163,590	2.0

	Spain: 2.9%
327 (1),(2)	Aena SME SA	41,394	0.5
1,822	Enagas	42,529	0.5
2,236	Endesa S.A.	49,595	0.6
2,297	Ferrovial SA - FERE	57,517	0.7
9,569	Mapfre SA	17,559	0.2
1,261	Red Electrica Corp. SA	22,196	0.3
913	Repsol SA	8,287	0.1
		239,077	2.9

	Sweden: 1.2%
1,120 (1)	Essity AB	36,281	0.4
428	Swedish Match AB	26,449	0.3
4,285	Telefonaktiebolaget LM Ericsson	36,607	0.5
		99,337	1.2

	Switzerland: 10.1%
1,057	Adecco Group AG	46,255	0.6
5	Chocoladefabriken Lindt & Sprungli AG - PC - LISP	38,950	0.5
1,305	LafargeHolcim Ltd.-CHF	54,201	0.7
2,380	Nestle SA	252,066	3.1
1,666	Novartis AG	142,174	1.7
625	Roche Holding AG	216,436	2.6
230	Zurich Insurance Group AG	72,922	0.9
		823,004	10.1

	United Kingdom: 12.6%
4,758	3i Group PLC	46,742	0.6
1,427	Admiral Group Plc	41,640	0.5
278	Anglo American PLC	4,944	0.1
2,034 (2)	Auto Trader Group PLC	11,709	0.1
12,597	Aviva PLC	38,095	0.5
9,128	BAE Systems PLC	58,222	0.7
18,779	BP PLC	73,997	0.9
39,465	BT Group PLC	57,521	0.7
1,171	Coca-Cola European Partners PLC - USD	46,418	0.6

See Accompanying Notes to Financial Statements

35

Voya International High	PORTFOLIO OF INVESTMENTS
Dividend Low Volatility Fund	AS OF April 30, 2020 (Unaudited) (CONTINUED)

339	Diageo PLC	11,672	0.1
12,807	Direct Line Insurance Group PLC	43,634	0.5
7,604	Evraz PLC	25,198	0.3
656 (1)	Fiat Chrysler Automobiles NV	5,690	0.1
5,817	GlaxoSmithKline PLC	121,357	1.5
1,463	Imperial Brands PLC	30,779	0.4
727	Next PLC	43,284	0.5
1,599	Persimmon PLC	44,302	0.5
1,839	Relx PLC (EUR Exchange)	41,849	0.5
40,305	Royal Bank of Scotland Group PLC	56,230	0.7
8,567	Sage Group PLC/The	68,900	0.8
3,187	Smith & Nephew PLC	62,366	0.8
1,551	Unilever PLC	79,864	1.0
10,111	Vodafone Group PLC	14,263	0.2
		1,028,676	12.6

	Total Common Stock
	(Cost $8,749,953)	7,796,507	95.3

EXCHANGE-TRADED FUNDS: 3.5%
5,087	iShares MSCI EAFE ETF	287,772	3.5

	Total Exchange-Traded Funds
	(Cost $320,040)	287,772	3.5

PREFERRED STOCK: 0.1%
	Germany: 0.1%
120	Henkel AG & Co. KGaA	10,654	0.1

	Total Preferred Stock
	(Cost $9,435)	10,654	0.1

	Total Long-Term Investments
	(Cost $9,079,428)	8,094,933	98.9

SHORT-TERM INVESTMENTS: 0.5%
	Mutual Funds: 0.5%
40,000 (3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.210%
	(Cost $40,000)	40,000	0.5

	Total Short-Term Investments
	(Cost $40,000)	40,000	0.5

	Total Investments in Securities (Cost $9,119,428)	$8,134,933	99.4
	Assets in Excess of Other Liabilities	51,634	0.6
	Net Assets	$8,186,567	100.0

(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Rate shown is the 7-day yield as of April 30, 2020.

See Accompanying Notes to Financial Statements

36

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2020 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 95.9%
	Argentina: 0.1%
55,383	Arcos Dorados Holdings, Inc.	$211,009	0.1
35,390 (1),(2)	Cresud SACIF y A ADR	112,186	0.0
30,400 (2)	IRSA Inversiones y Representaciones SA ADR	100,016	0.0
1,381 (1)	IRSA Propiedades Comerciales SA ADR	8,825	0.0
		432,036	0.1

	Bahrain: 0.0%
212,877	Ahli United Bank BSC	134,384	0.0

	Brazil: 6.2%
56,150	Ambev SA	117,403	0.0
396,593 (2)	B2W Cia Digital	5,439,944	1.5
55,039	B3 SA - Brasil Bolsa Balcao	387,142	0.1
167,218	Banco Bradesco SA ADR	588,607	0.2
94,037 (1)	Banco Santander Brasil S.A. ADR	462,662	0.1
75,596	BB Seguridade Participacoes SA	368,673	0.1
162,269 (2)	Biotoscana Investments SA	293,629	0.1
92,201	BR Malls Participacoes SA	170,400	0.0
39,777 (2)	BRF - Brasil Foods SA	142,931	0.0
194,487 (2)	BRF SA ADR	696,263	0.2
10,284	Cia Brasileira de Distribuicao	126,425	0.0
53,350	CCR SA	121,850	0.0
31,131	Cia de Saneamento Basico do Estado de Sao Paulo	230,825	0.1
33,385	Cia de Saneamento do Parana	158,394	0.0
36,111	Cosan SA	400,628	0.1
68,322	EDP - Energias do Brasil S.A.	213,212	0.1
15,722	Engie Brasil Energia SA	113,682	0.0
75,221	Equatorial Energia SA	254,799	0.1
300,000	Fleury SA	1,253,425	0.4
31,284	Hypera S.A.	167,469	0.0
574,700	International Meal Co. Alimentacao SA	354,042	0.1
373,995	IRB Brasil Resseguros S/A	709,765	0.2
267,092	Itau Unibanco Holding SA ADR	1,124,457	0.3
79,130	Klabin SA	260,473	0.1
25,310	Localiza Rent a Car SA	159,924	0.0
88,600 (2),(3)	Locaweb Servicos de Internet SA	379,139	0.1
40,605	Lojas Renner SA	287,406	0.1
565,000	Movida Participacoes SA	1,128,358	0.3
154,350	Petrobras Distribuidora SA	560,019	0.2
104,104	Petroleo Brasileiro SA ADR	719,359	0.2
37,267	Qualicorp Consultoria e Corretora de Seguros SA	179,691	0.1
476,296 (2)	Rumo SA	1,725,488	0.5
26,917	Sul America SA	222,003	0.1
74,038	Telefonica Brasil SA ADR	621,919	0.2
321,582	Tim Participacoes SA	748,085	0.2
15,957	Totvs S.A.	174,010	0.1
52,805	Transmissora Alianca de Energia Eletrica SA	267,137	0.1
54,806	Vale SA ADR	452,150	0.1
26,528	Weg S.A.	193,915	0.1
16,287	YDUQS Participacoes SA	92,608	0.0
		22,068,311	6.2

	Chile: 0.4%
10,300	Cia Cervecerias Unidas SA ADR	146,466	0.0
3,025,075	Enel Americas SA	496,389	0.1
2,450,402	Enel Chile SA	199,548	0.1
23,843 (1)	Latam Airlines Group SA ADR	90,604	0.0
26,206	Sociedad Quimica y Minera de Chile SA ADR	597,497	0.2
		1,530,504	0.4

	China: 34.6%
112,000	Agile Group Holdings, Ltd.	125,974	0.0
89,580 (2)	Alibaba Group Holding Ltd. ADR	18,155,179	5.1
968,000 (3)	A-Living Services Co. Ltd.	5,351,003	1.5
57,000	Anhui Conch Cement Co., Ltd. - H Shares	449,467	0.1
171,000	Anta Sports Products Ltd.	1,456,243	0.4
18,155 (2)	Baidu, Inc. ADR	1,832,384	0.5
9,500 (2)	Baozun, Inc. ADR	302,480	0.1
14,759 (2)	BeiGene Ltd. ADR	2,255,618	0.6
45,500	Beijing Enterprises Holdings Ltd.	161,188	0.0
1,875,000 (3)	CGN Power Co. Ltd. - H Shares	471,655	0.1
619,000	China Conch Venture Holdings Ltd.	2,959,672	0.8
252,000	China Construction Bank - H Shares	202,271	0.1
1,448,000	China Education Group Holdings Ltd.	2,429,962	0.7
49,000	China Gas Holdings Ltd.	178,298	0.0
160,000	China Lesso Group Holdings Ltd.	229,275	0.1
212,000	China Medical System Holdings Ltd.	249,560	0.1
152,000	China Mengniu Dairy Co., Ltd.	538,249	0.2
307,500	China Mobile Ltd.	2,472,011	0.7
42,203	China Mobile Ltd-SPON ADR	1,686,854	0.5
218,000	China National Building Material Co., Ltd. - H Shares	272,314	0.1

See Accompanying Notes to Financial Statements

37

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2020 (Unaudited) (continued)

119,500	China Overseas Land & Investment Ltd.	441,427	0.1
849,650	China Petroleum & Chemical Corp. - H Shares	423,476	0.1
44,000	China Resources Beer Holdings Co Ltd.	207,232	0.1
402,000	China Resources Cement Holdings Ltd. - H Shares	547,003	0.2
90,000	China Resources Gas Group Ltd.	505,830	0.1
76,000	China Resources Land Ltd.	314,048	0.1
222,000	China Unicom Hong Kong Ltd.	143,575	0.0
5,864	CNOOC Ltd. ADR	658,938	0.2
342,000	CNOOC Ltd.	378,123	0.1
64,000	Country Garden Services Holdings Co. Ltd. - H Shares	295,691	0.1
234,000	CSPC Pharmaceutical Group Ltd.	463,254	0.1
47,600	ENN Energy Holdings Ltd.	536,569	0.1
2,092,000	Fu Shou Yuan International Group Ltd.	1,891,797	0.5
47,100 (2)	GDS Holdings Ltd. ADR	2,699,772	0.7
276,000	Geely Automobile Holdings Ltd.	429,324	0.1
411,000	Great Wall Motor Co. Ltd. - H Shares	274,777	0.1
230,000	Guangdong Investment Ltd.	478,047	0.1
140,000	Guangzhou Automobile Group Co. Ltd. - H Shares	125,623	0.0
116,000	Haier Electronics Group Co. Ltd.	319,475	0.1
35,500	Hengan International Group Co., Ltd.	315,700	0.1
87,600 (2)	Huaxin Cement Co., Ltd. - Class B	148,079	0.0
75,500 (2)	HUYA, Inc. ADR	1,225,365	0.3
100,038(2)	JD.com, Inc. ADR	4,311,638	1.2
170,000	Jiangsu Expressway Co. Ltd. - H Shares	202,923	0.1
390,000 (2),(3)	Jinxin Fertility Group Ltd.	491,756	0.1
3,616 (2)	JOYY, Inc. ADR	220,431	0.1
66,500	Kingboard Holdings Ltd.	162,231	0.0
898,000	Kunlun Energy Co. Ltd.	585,043	0.2
32,465	Kweichow Moutai Co. Ltd. - A Shares (Shanghai)	5,783,442	1.6
301,000	Lee & Man Paper Manufacturing Ltd.	184,913	0.1
131,000	Li Ning Co. Ltd.	413,629	0.1
97,000 (3)	Longfor Group Holdings Ltd.	493,151	0.1
126,000 (2)	Meituan Dianping- Class B	1,687,025	0.5
1,946	NetEase, Inc. ADR	671,292	0.2
20,538 (2)	New Oriental Education & Technology Group, Inc. ADR	2,621,881	0.7
10,002 (1)	PetroChina Co., Ltd. ADR	358,372	0.1
1,784,000	PetroChina Co., Ltd. - H Shares	640,798	0.2
212,000	PICC Property & Casualty Co., Ltd. - H Shares	202,873	0.1
553,000	Ping An Bank Co. Ltd. - A Shares	1,078,964	0.3
230,000 (2),(3)	Ping An Healthcare and Technology Co. Ltd.	3,168,479	0.9
702,000	Ping An Insurance Group Co. of China Ltd. - H Shares	7,143,736	2.0
284,000 (3)	Postal Savings Bank of China Co. Ltd. - H Shares	169,705	0.0
184,000	Shenzhen Expressway Co. Ltd. - H Shares	210,965	0.1
104,000	Shenzhen International Holdings Ltd.	201,002	0.1
134,000	Shenzhou International Group Holdings Ltd.	1,546,579	0.4
45,500	Shimao Property Holdings Ltd.	184,952	0.1
64,616 (2)	Sina Corp.	2,182,082	0.6
159,000	Sino Biopharmaceutical Ltd.	231,758	0.1
53,480 (2)	Sohu.com Ltd. ADR	448,697	0.1
8,866 (2)	TAL Education Group ADR	480,448	0.1
305,500	Tencent Holdings Ltd.	16,059,963	4.5
70,000 (2)	Tencent Music Entertainment Group ADR	798,700	0.2
670,000	Tingyi Cayman Islands Holding Corp.	1,189,317	0.3
915,000 (3)	Topsports International Holdings Ltd.	1,156,709	0.3
23,372 (2)	Trip.com Group Ltd. ADR	602,063	0.2
376,000	Tsingtao Brewery Co., Ltd. - H Shares	2,284,173	0.6
1,015,600	Uni-President China Holdings Ltd.	1,019,600	0.3
18,342 (2)	Vipshop Holdings Ltd. ADR	292,188	0.1
17,583 (1),(2)	Weibo Corp. ADR	659,890	0.2
305,612	Weichai Power Co. Ltd. - H Shares	536,963	0.1
276,400	Wuliangye Yibin Co. Ltd. - A Shares	5,258,544	1.5
179,500 (2),(3)	Wuxi Biologics Cayman, Inc. - H Shares	2,794,173	0.8
25,000	Yifeng Pharmacy Chain Co. Ltd. - A Shares	334,006	0.1
19,678	ZTO Express Cayman, Inc. ADR	585,617	0.2
		124,253,453	34.6

	Colombia: 0.1%
43,557 (2)	Corp Financiera Colombiana SA	280,111	0.1
35,304	Interconexion Electrica SA ESP	163,367	0.0
		443,478	0.1

	Egypt: 1.0%
3,203,268 (2)	Cleopatra Hospital	872,509	0.3

See Accompanying Notes to Financial Statements

38

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2020 (Unaudited) (continued)

568,694	Commercial International Bank Egypt SAE	2,311,760	0.6
1,100,345	Juhayna Food Industries	512,097	0.1
		3,696,366	1.0

	Georgia: 0.3%
83,172	Bank of Georgia Group PLC	1,043,925	0.3

	Germany: 0.7%
27,900 (2),(3)	Delivery Hero SE	2,366,355	0.7

	Greece: 0.2%
20,044	Hellenic Telecommunications Organization SA	264,813	0.1
9,505	Jumbo SA	148,753	0.0
10,912	Motor Oil Hellas Corinth Refineries SA	161,683	0.0
19,436	OPAP S.A.	174,095	0.1
		749,344	0.2

	Hungary: 0.5%
38,463	MOL Hungarian Oil & Gas PLC	243,502	0.1
38,000	OTP Bank Nyrt	1,125,408	0.3
19,420 (2)	Richter Gedeon Nyrt	414,981	0.1
		1,783,891	0.5

	India: 8.7%
7,305	Asian Paints Ltd.	170,448	0.0
35,152	Aurobindo Pharma Ltd.	287,509	0.1
4,691	Bajaj Auto Ltd.	163,130	0.0
260,924 (3)	Bandhan Bank Ltd.	895,405	0.3
130,900	Bharat Petroleum Corp. Ltd.	640,405	0.2
470,500	Cholamandalam Investment and Finance Co. Ltd.	986,335	0.3
74,859	Coal India Ltd.	146,381	0.0
25,690	Dabur India Ltd.	166,196	0.0
5,332	Dr Reddys Laboratories Ltd.	276,184	0.1
22,221	Glenmark Pharmaceuticals Ltd.	98,221	0.0
83,662	HCL Technologies Ltd.	600,015	0.2
77,800	HDFC Bank Ltd. ADR	3,372,630	0.9
192,500	HDFC Bank Ltd.	2,527,862	0.7
6,365	Hero Motocorp Ltd.	181,552	0.1
80,213	Hindalco Industries Ltd.	136,053	0.0
7,358	Hindustan Unilever Ltd.	213,055	0.1
4,520	Info Edge India Ltd.	151,801	0.0
97,814	Infosys Ltd.	914,280	0.3
91,369	JSW Steel Ltd.	215,799	0.1
1,485,206 (2),(3)	Lemon Tree Hotels Ltd.	348,087	0.1
65,361	Lupin Ltd.	720,783	0.2
2,149	Maruti Suzuki India Ltd.	152,561	0.0
1,029	Nestle India Ltd.	244,080	0.1
101,000	Oberoi Realty Ltd.	456,987	0.1
96,785	Petronet LNG Ltd.	311,805	0.1
144,465	Phoenix Mills Ltd.	1,042,680	0.3
7,320	Pidilite Industries Ltd.	147,571	0.0
90,913	Power Grid Corp. of India Ltd.	194,857	0.1
656,962	Reliance Industries Ltd.	12,773,322	3.6
7,200 (3)	Reliance Industries Ltd. GDR	273,215	0.1
42,370	Tata Chemicals Ltd.	158,377	0.0
5,888	Tata Consultancy Services Ltd.	155,869	0.0
48,301	Tata Tea Ltd.	225,053	0.1
41,001	Tech Mahindra Ltd.	294,883	0.1
90,000	Titan Co., Ltd.	1,150,955	0.3
78,460	Wipro Ltd.	199,198	0.1
63,836	Zee Entertainment Enterprises Ltd.	133,791	0.0
		31,127,335	8.7

	Indonesia: 0.8%
1,612,900	Astra International Tbk PT	412,526	0.1
4,254,700	Bank Rakyat Indonesia	773,877	0.2
9,730,000	Bank Tabungan Pensiunan Nasional Syariah Tbk PT	1,424,545	0.4
1,828,400	Telekomunikasi Indonesia Persero Tbk PT	420,444	0.1
		3,031,392	0.8

	Kenya: 0.4%
4,925,000	Safaricom PLC	1,306,957	0.4

	Kuwait: 0.6%
112,455 (2)	Humansoft Holding Co. KSC	1,035,837	0.3
122,840	Mabanee Co. SAK	250,577	0.1
372,607	Mobile Telecommunications Co. KSC	636,710	0.2
81,613	National Bank of Kuwait SAKP	195,696	0.0
		2,118,820	0.6

	Malaysia: 1.0%
292,800	Axiata Group Bhd	266,967	0.1
164,800	Digi.Com BHD	177,018	0.0
318,800	Gamuda BHD	237,624	0.1
218,800	Genting Bhd	211,606	0.1
460,000	Malaysia Airports Holdings Bhd	559,260	0.2
124,100	Maxis Bhd	157,679	0.0
117,500	MISC Bhd	214,256	0.1
35,200	Petronas Dagangan BHD	166,048	0.0
43,400	Petronas Gas BHD	155,025	0.0
46,700	PPB Group Bhd	178,019	0.0
580,900	Sime Darby Bhd	269,077	0.1
199,800	Telekom Malaysia BHD	186,483	0.1
234,300	Tenaga Nasional BHD	663,422	0.2
532,987 (2)	UEM Sunrise Bhd	52,681	0.0
		3,495,165	1.0

	Mexico: 3.7%
77,504 (2)	Alsea SAB de CV	63,608	0.0
43,467	America Movil SAB de CV ADR	523,343	0.1
730,819	America Movil SAB de CV	441,505	0.1
31,026	Arca Continental SAB de CV	119,284	0.0

See Accompanying Notes to Financial Statements

39

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2020 (Unaudited) (continued)

240,011	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand ADR	664,830	0.2
491,849	Cemex SA de CV	104,080	0.0
102,599	Cemex SAB de CV ADR	217,510	0.1
44,286	Coca-Cola Femsa SA de CV ADR	1,829,455	0.5
63,508	Coca-Cola Femsa SAB de CV	254,153	0.1
575,392	Fibra Uno Administracion SA de CV	477,723	0.1
73,684	Fomento Economico Mexicano SAB de CV	475,441	0.1
4,549	Fomento Economico Mexicano SAB de CV ADR	292,637	0.1
16,157	Gruma SAB de CV	152,969	0.0
61,335	Grupo Aeroportuario del C	224,487	0.1
36,306	Grupo Aeroportuario del Pacifico SA de CV	225,389	0.1
21,722	Grupo Aeroportuario del Sureste SA de CV	217,049	0.1
100,548	Grupo Bimbo SAB de CV	147,436	0.0
205,532	Grupo Financiero Banorte	562,674	0.2
74,500	Grupo Lala SAB de CV	35,085	0.0
204,194	Grupo Mexico SA de CV Series B	434,212	0.1
166,161	Grupo Televisa S.A.	176,013	0.1
176,708	Grupo Televisa SAB ADR	945,388	0.3
41,903	Infraestructura Energetica Nova SAB de CV	139,057	0.0
122,426	Kimberly-Clark de Mexico SA de CV	172,964	0.1
115,007	Orbia Advance Corp. SAB de CV	136,810	0.0
17,524	Promotora y Operadora de Infraestructura SAB de CV	121,441	0.0
561,800	Qualitas Controladora SAB de CV	2,307,946	0.6
531,000 (2)	Regional SAB de CV	1,304,972	0.4
334,500	Unifin Financiera SAPI de CV SOFOM ENR	181,816	0.1
106,396	Wal-Mart de Mexico SAB de CV	256,797	0.1
		13,206,074	3.7

	Netherlands: 1.5%
70,372 (2)	Prosus NV	5,334,986	1.5

	Peru: 0.2%
94,832	Cia de Minas Buenaventura SAA ADR	710,292	0.2

	Philippines: 1.4%
3,367,400	Ayala Land, Inc.	2,102,342	0.6
10,418,000	Bloomberry Resorts Corp.	1,152,384	0.3
808,130	International Container Terminal Services, Inc.	1,413,516	0.4
7,805	PLDT, Inc.	197,818	0.1
		4,866,060	1.4

	Qatar: 0.2%
209,090	Barwa Real Estate Co.	164,228	0.1
39,205	Qatar Electricity & Water Co. QSC	162,081	0.0
73,847	Qatar Fuel QSC	324,286	0.1
		650,595	0.2

	Romania: 0.0%
36,927	NEPI Rockcastle PLC	158,022	0.0

	Russia: 5.1%
336,098	Alrosa AO	278,373	0.1
85,791,056	Federal Grid Co. Unified Energy System JSC	211,431	0.1
391,107	Gazprom PJSC ADR	1,975,090	0.5
239,703	Gazprom PJSC	609,441	0.2
12,292,505	Inter RAO UES PJSC	823,485	0.2
24,862	Lukoil PJSC ADR	1,605,339	0.4
15,079	Lukoil PJSC	973,013	0.3
7,793	Magnit OJSC	387,015	0.1
10,471 (2)	Mail.ru Group Ltd. GDR	188,659	0.0
1,165	MMC Norilsk Nickel OJSC	316,513	0.1
10,277	MMC Norilsk Nickel PJSC ADR	280,973	0.1
43,012	Mobile Telesystems OJSC	186,058	0.0
26,645	Mobile TeleSystems PJSC ADR	228,348	0.1
4,584	PhosAgro PJSC	166,570	0.0
1,640	Polyus PJSC	266,516	0.1
410,582	Rosneft Oil Co. PJSC GDR	1,840,859	0.5
179,164 (2)	Rostelecom PJSC	197,878	0.0
32,978,374	RusHydro JSC	278,244	0.1
271,600	Sberbank PAO ADR	2,854,516	0.8
19,278	Severstal PAO	228,948	0.1
1,199,708	Surgutneftegas PJSC	595,744	0.2
88,445	Tatneft PJSC	651,095	0.2
5,817	Tatneft PJSC ADR	259,555	0.1
74,577 (2)	Yandex NV	2,817,519	0.8
		18,221,182	5.1

	Saudi Arabia: 0.5%
9,697	Al Rajhi Bank	147,403	0.0
9,129	Bupa Arabia for Cooperative Insurance Co.	260,013	0.1
6,628	Jarir Marketing Co.	259,982	0.1
11,300	Leejam Sports Co. JSC	186,225	0.0
11,046	Qassim Cement Co/The	167,584	0.0
7,184	Saudi Airlines Catering Co.	152,316	0.0
12,241	Saudi Arabian Fertilizer Co.	229,544	0.1
42,697	Saudi Electricity Co.	193,331	0.1
8,204	Saudi Telecom Co.	197,572	0.1
		1,793,970	0.5

	Singapore: 0.2%
12,000 (2)	Sea Ltd. ADR	666,960	0.2

	South Africa: 2.0%
672,000	Advtech Ltd.	317,229	0.1

See Accompanying Notes to Financial Statements

40

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2020 (Unaudited) (continued)

2,296	Anglo American Platinum Ltd.	120,494	0.0
24,794 (2)	Aspen Pharmacare Holdings Ltd.	154,658	0.0
25,708	Bid Corp. Ltd.	335,032	0.1
1,866	Capitec Bank Holdings Ltd.	90,966	0.0
28,025	Clicks Group Ltd.	348,825	0.1
28,359	Gold Fields Ltd.	211,094	0.1
197,427	Growthpoint Properties Ltd.	148,373	0.0
115,679	Life Healthcare Group Holdings Ltd.	111,463	0.0
72,229	MTN Group Ltd.	189,808	0.1
17,113	Naspers Ltd.	2,663,613	0.7
127,570	Netcare Ltd.	106,678	0.0
56,915	Pick n Pay Stores Ltd.	178,095	0.1
78,816	Resilient REIT Ltd.	152,609	0.0
70,560	RMB Holdings Ltd.	202,295	0.1
17,163	Spar Group Ltd.	163,594	0.1
1,667,110	Transaction Capital Ltd.	1,363,619	0.4
34,518	Vodacom Group Pty Ltd.	229,468	0.1
		7,087,913	2.0

	South Korea: 9.4%
25,350	Douzone Bizon Co. Ltd.	1,837,166	0.5
4,574	GS Holdings Corp.	143,923	0.0
1,956	Hyundai Glovis Co., Ltd.	163,480	0.0
857	Hyundai Heavy Industries Holdings Co., Ltd.	171,111	0.0
4,104	Hyundai Mobis Co. Ltd.	580,224	0.2
1,821	Hyundai Motor Co.	140,750	0.0
5,932	KB Financial Group, Inc.	169,722	0.0
33,031	Kia Motors Corp.	806,772	0.2
672	Korea Zinc Co., Ltd.	213,585	0.1
2,652	KT&G Corp.	177,067	0.1
659	LG Chem Ltd.	204,760	0.1
3,530	LG Corp.	179,622	0.1
11,174	LG Electronics, Inc.	502,887	0.1
69,644	LG Uplus Corp.	764,766	0.2
1,140	Lotte Chilsung Beverage Co., Ltd.	102,267	0.0
1,902	Lotte Confectionery Co. Ltd.	200,437	0.1
8,743	Lotte Corp.	288,626	0.1
2,617	NAVER Corp.	424,296	0.1
1,680	NCSoft Corp.	890,147	0.2
3,387	POSCO	511,794	0.1
2,174	Samsung Electro-Mechanics Co. Ltd.	203,249	0.1
181,021	Samsung Electronics Co., Ltd.	7,443,142	2.1
913	Samsung Electronics Co., Ltd. GDR	948,727	0.3
8,879	Samsung Life Insurance Co. Ltd.	360,086	0.1
13,940	Samsung SDI Co., Ltd.	3,293,129	0.9
8,546	Shinhan Financial Group Co., Ltd.	216,663	0.1
1,067	SK Holdings Co. Ltd.	159,267	0.0
89,365	SK Hynix, Inc.	6,149,881	1.7
3,002	SK Innovation Co. Ltd.	242,171	0.1
172,062	SK Telecom Co., Ltd. ADR	3,291,546	0.9
17,530	SK Telecom Co., Ltd.	3,046,781	0.9
		33,828,044	9.4

	Spain: 0.4%
89,698	CIE Automotive SA	1,562,748	0.4

	Taiwan: 10.7%
48,000	Accton Technology Corp.	347,955	0.1
36,000	Advantech Co. Ltd.	340,498	0.1
205,000	ASE Industrial Holding Co. Ltd.	456,681	0.1
168,000	Asia Cement Corp.	246,809	0.1
68,000	Asustek Computer, Inc.	459,655	0.1
79,000	Catcher Technology Co., Ltd.	598,386	0.2
62,470	Chailease Holding Co. Ltd.	237,346	0.1
203,000	Chicony Electronics Co. Ltd.	571,816	0.2
716,000	China Steel Corp.	479,553	0.1
431,500	Chroma ATE, Inc.	1,988,382	0.6
101,000	Chunghwa Telecom Co., Ltd.	371,216	0.1
401,000	CTBC Financial Holding Co. Ltd.	267,223	0.1
85,000	Delta Electronics, Inc.	396,458	0.1
86,000	Far EasTone Telecommunications Co., Ltd.	191,546	0.0
1,212,000 (3)	FIT Hon Teng Ltd.	262,047	0.1
134,000	Formosa Chemicals & Fibre Co.	339,425	0.1
183,000	Formosa Plastics Corp.	537,150	0.1
230,000	Foxconn Technology Co., Ltd.	441,621	0.1
17,000	Globalwafers Co. Ltd.	216,360	0.1
1,419,409	HON HAI Precision Industry Co., Ltd.	3,647,836	1.0
483,000	Inventec Co., Ltd.	379,505	0.1
1,000	Largan Precision Co. Ltd.	136,314	0.0
379,000	Lite-On Technology Corp.	588,947	0.2
298,000	MediaTek, Inc.	4,114,915	1.1
267,000	Nan Ya Plastics Corp.	590,672	0.2
62,000	Nanya Technology Corp.	133,088	0.0
81,000	Novatek Microelectronics Corp., Ltd.	503,736	0.1
202,000	Pou Chen Corp.	190,222	0.0
144,667	Poya International Co. Ltd.	2,417,843	0.7
180,000	Quanta Computer, Inc.	388,920	0.1
34,000	Realtek Semiconductor Corp.	291,153	0.1
163,000	Synnex Technology International Corp.	217,539	0.1
380,117	Taiwan Cement Corp.	548,424	0.1
64,000	Taiwan Mobile Co., Ltd.	230,599	0.1
910,000	Taiwan Semiconductor Manufacturing Co., Ltd.	9,179,898	2.6
14,047	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	746,317	0.2
301,000	Teco Electric and Machinery Co. Ltd.	270,857	0.1
61,000	Transcend Information, Inc.	144,061	0.0
161,000	Unimicron Technology Corp.	228,028	0.1

See Accompanying Notes to Financial Statements

41

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2020 (Unaudited) (continued)

255,000	Uni-President Enterprises Corp.	593,739	0.2
2,469,000	United Microelectronics Corp.	1,277,374	0.4
102,000	Vanguard International Semiconductor Corp.	236,642	0.1
409,000	Wistron Corp.	383,537	0.1
47,000	Wiwynn Corp.	1,205,980	0.3
36,000	Yageo Corp.	465,780	0.1
333,000	Yuanta Financial Holding Co., Ltd.	189,803	0.0
142,000	Zhen Ding Technology Holding Ltd.	509,541	0.1
		38,561,397	10.7

	Thailand: 1.8%
44,600	Advanced Info Service PCL	271,654	0.1
28,000	Advanced Info Service PCL	170,545	0.1
176,100	Bangkok Dusit Medical Services PCL	112,018	0.0
90,900	Bangkok Dusit Medical Services PCL	57,822	0.0
47,600	Central Pattana PCL	70,478	0.0
44,700	Central Pattana PCL	66,184	0.0
149,300	Charoen Pokphand Foods PCL	123,675	0.0
45,000	Charoen Pokphand Foods PCL	37,276	0.0
498,300	CP ALL PCL	1,089,246	0.3
33,100	CP ALL PCL	72,354	0.0
94,500	CP ALL PCL (Foreign)	206,570	0.1
17,700	Electricity Generating PCL	154,837	0.0
4,100	Electricity Generating PCL	35,866	0.0
174,200	Intouch Holdings PCL	285,442	0.1
91,800	Intouch Holdings PCL	150,422	0.0
589,300	Land & House Pub Co. Ltd.	133,161	0.0
193,600	Land and Houses PCL	43,747	0.0
188,800	Minor International PCL	122,011	0.0
33,100	Minor International PCL (Foreign)	21,391	0.0
124,700	Osotspa PCL	158,644	0.1
34,100	PTT Exploration & Production PCL	88,020	0.0
193,900	PTT PCL (Foreign)	211,712	0.1
100,200	PTT Exploration & Production PCL	258,638	0.1
152,700	PTT PCL	166,728	0.1
76,300	Ratch Group PCL	156,051	0.1
32,100	Ratch Group PCL	65,652	0.0
15,000	Siam Cement PCL	159,336	0.1
3,400	Siam Cement PCL	36,116	0.0
821,636	Srisawad Corp. PCL	1,356,813	0.4
1,000,000	Thai Beverage PCL	486,754	0.1
		6,369,163	1.8

	Turkey: 1.7%
539,841 (2)	Akbank Turk AS	455,734	0.1
210,319	AvivaSA Emeklilik ve Hayat AS	402,759	0.1
31,957	BIM Birlesik Magazalar AS	253,748	0.1
138,810	Eregli Demir ve Celik Fabrikalari TAS	160,034	0.1
737,930 (2),(3)	MLP Saglik Hizmetleri AS	1,591,751	0.4
976,810 (2)	Sok Marketler Ticaret AS	1,532,317	0.4
338,409	Tofas Turk Otomobil Fabrikasi AS	1,081,329	0.3
195,123	Turkcell Iletisim Hizmet AS	388,718	0.1
52,392	Turkcell Iletisim Hizmet AS ADR	260,388	0.1
		6,126,778	1.7

	United Arab Emirates: 0.0%
66,100	NMC Health PLC	22,467	0.0

	United Kingdom: 0.4%
64,372 (2)	Georgia Capital PLC	339,844	0.1
710,000 (2)	Helios Towers PLC	1,116,275	0.3
		1,456,119	0.4

	United States: 1.1%
139,200 (2)	Laureate Education Inc.- Class A	1,318,224	0.4
53,061 (2)	Micron Technology, Inc.	2,541,091	0.7
		3,859,315	1.1

	Total Common Stock
	(Cost $350,033,435)	344,063,801	95.9

PREFERRED STOCK: 1.1%
	Brazil: 0.6%
34,012	Cia de Transmissao de Energia Eletrica Paulista	120,714	0.0
35,318	Cia Energetica de Sao Paulo	182,958	0.1
12,525	Cia Paranaense de Energia	127,625	0.0
336,014	Investimentos Itau SA	556,738	0.2
204,185	Itau Unibanco Holding S.A.	860,987	0.2
38,258	Telefonica Brasil SA	323,982	0.1
		2,173,004	0.6

	Russia: 0.4%
320 (2)	Transneft PJSC	587,116	0.2
740,590	Surgutneftegas	362,404	0.1
19,690	Tatneft PJSC	135,183	0.0
164	Transneft PJSC	300,897	0.1
		1,385,600	0.4

	South Korea: 0.1%
6,673	Samsung Electronics Co., Ltd.	231,324	0.1

	Total Preferred Stock
	(Cost $5,676,428)	3,789,928	1.1

	Total Long-Term Investments
	(Cost $355,709,863)	347,853,729	97.0

See Accompanying Notes to Financial Statements

42

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2020 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.6%
	Repurchase Agreements: 0.3%
1,000,000 (4)	Citigroup, Inc., Repurchase Agreement dated 04/30/20, 0.04%, due 05/01/20 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.500%-6.500%, Market Value plus accrued interest $1,020,000, due 05/31/20-02/01/57)	1,000,000	0.2
286,073 (4)	Nomura Securities, Repurchase Agreement dated 04/30/20, 0.04%, due 05/01/20 (Repurchase Amount $286,073, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $291,794, due 05/15/20-01/20/70)	286,073	0.1

	Total Repurchase Agreements
	(Cost $1,286,073)	1,286,073	0 .3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.3%
11,736,785 (5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.210%
	(Cost $11,736,785)	11,736,785	3 .3

	Total Short-Term Investments
	(Cost $13,022,858)	13,022,858	3 .6

	Total Investments in Securities
	(Cost $368,732,721)	$360,876,587	100.6
	Liabilities in Excess of Other Assets	(1,985,210)	(0 .6)
	Net Assets	$358,891,377	100 .0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of April 30, 2020.

See Accompanying Notes to Financial Statements

43

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2020 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 95.3%
	Argentina: 0.2%
1,434 (1)	MercadoLibre, Inc.	$836,753	0.2

	Australia: 1.3%
47,420	BHP Group PLC	795,939	0.1
21,953	Cochlear Ltd.	2,610,149	0.5
124,920	Seek Ltd.	1,394,638	0.3
206,690	Sydney Airport	841,927	0.2
155,658	Treasury Wine Estates Ltd.	1,023,817	0.2
		6,666,470	1.3

	Austria: 0.4%
58,048 (1)	Andritz AG	1,907,323	0.4

	Belgium: 0.6%
31,056	Solvay S.A.	2,425,725	0.5
5,975	UCB S.A.	547,545	0.1
		2,973,270	0.6

	Brazil: 0.6%
27,975	B3 SA - Brasil Bolsa Balcao	196,775	0.0
168,936	Localiza Rent a Car SA	1,067,442	0.2
28,000	Lojas Renner SA	198,187	0.0
18,300	Magazine Luiza SA	169,071	0.0
55,500	Raia Drogasil SA	1,075,421	0.2
29,256 (1),(2)	XP, Inc.	736,081	0.2
		3,442,977	0.6

	Canada: 3.2%
59,047	Alimentation Couche-Tard, Inc.	1,647,606	0.3
34,815	Barrick Gold Corp.	896,169	0.2
37,372	Canadian National Railway Co. - CNR	3,090,550	0.6
6,866	Intact Financial Corp.	653,428	0.1
85,056	Magna International, Inc.	3,314,370	0.6
72,000	Methanex Corp.	1,144,696	0.2
57,483	Suncor Energy, Inc.	1,024,985	0.2
20,283	TC Energy Corp.	933,460	0.2
9,226	TMX Group Ltd.	799,284	0.2
76,863	Toronto-Dominion Bank	3,211,575	0.6
		16,716,123	3.2

	China: 7.1%
19,861 (1)	58.com, Inc. ADR	1,031,779	0.2
42,200 (1)	Alibaba Group Holding Ltd. ADR	8,552,674	1.6
32,900	Autobio Diagnostics Co. Ltd.	622,092	0.1
6,415 (1)	Baidu, Inc. ADR	647,466	0.1
68,600	China International Travel Service Corp. Ltd. - A Shares	879,362	0.2
101,231	China National Accord Medicines Corp. Ltd. - A Shares	584,957	0.1
11,408,583 (3)	China Tower Corp. Ltd. - H Shares	2,538,916	0.5
241,584	ENN Energy Holdings Ltd.	2,723,247	0.5
62,617	Hangzhou Tigermed Consulting Co. Ltd. - A Shares	671,217	0.1
745,900	Kingdee International Software Group Co., Ltd.	1,066,767	0.2
49,600 (1)	Meituan Dianping- Class B	664,099	0.1
13,382 (1)	New Oriental Education & Technology Group, Inc. ADR	1,708,346	0.3
460,000	Ping An Insurance Group Co. of China Ltd. - H Shares	4,681,080	0.9
81,095	Shanghai International Airport Co. Ltd. - A Shares	804,294	0.2
12,407 (1)	TAL Education Group ADR	672,335	0.1
111,623	Tencent Holdings Ltd.	5,867,958	1.1
55,284 (1)	Trip.com Group Ltd. ADR	1,424,116	0.3
256,000	Tsingtao Brewery Co., Ltd. - H Shares	1,555,181	0.3
24,558 (3)	WuXi AppTec Co. Ltd. - H Shares	346,236	0.1
34,000 (1),(3)	Wuxi Biologics Cayman, Inc. - H Shares	529,258	0.1
		37,571,380	7.1

	Colombia: 0.6%
187,200	Bancolombia SA	1,198,194	0.2
75,900	BanColombia SA ADR	1,980,990	0.4
		3,179,184	0.6

	Denmark: 0.7%
8,591	Carlsberg A/S	1,083,781	0.2
15,441	DSV PANALPINA A/S	1,604,323	0.3
4,020 (3)	Orsted A/S	406,062	0.1
5,923	Vestas Wind Systems A/S	508,627	0.1
		3,602,793	0.7

	Finland: 1.6%
87,613	Kone Oyj	5,305,351	1.0
122,262 (1)	Nordea Bank Abp	784,181	0.1
24,671 (1)	Sampo OYJ	817,785	0.2
71,039	Valmet OYJ	1,624,603	0.3
		8,531,920	1.6

	France: 8.3%
9,925	Air Liquide SA	1,261,020	0.2
166,714 (1)	AXA S.A.	2,963,603	0.6
14,614	BNP Paribas	459,120	0.1
31,898	Cie Generale des Etablissements Michelin SCA	3,082,034	0.6
345,366 (1)	Engie SA	3,747,088	0.7
57,934 (1)	Imerys SA	1,817,546	0.4
54,926	IPSOS	1,057,626	0.2
44,705	Legrand S.A.	2,997,154	0.6
7,862 (1)	L'Oreal S.A.	2,285,817	0.4
1,412	LVMH Moet Hennessy Louis Vuitton SE	545,871	0.1
103,152	Publicis Groupe	3,044,954	0.6
8,600 (1)	Remy Cointreau SA	959,304	0.2
40,960	Safran S.A.	3,808,113	0.7
22,844	Sanofi	2,231,268	0.4

See Accompanying Notes to Financial Statements

44

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2020 (Unaudited) (CONTINUED)

12,380	Schneider Electric SE	1,144,070	0.2
12,262	Total SA	435,210	0.1
29,231 (1)	UbiSoft Entertainment	2,174,266	0.4
72,176 (1)	Vinci SA	5,912,827	1.1
77,268	Vivendi SA	1,670,012	0.3
32,416 (1),(3)	Worldline SA/France	2,195,524	0.4
		43,792,427	8.3

	Germany: 7.7%
19,401	Adidas AG	4,441,538	0.8
14,358	Allianz SE	2,642,334	0.5
42,640	BASF SE	2,182,175	0.4
21,321	Bechtle AG	3,083,405	0.6
216,174	Deutsche Telekom AG	3,160,398	0.6
35,900 (1)	Fresenius SE & Co. KGaA	1,554,940	0.3
11,025 (1)	Fresenius Medical Care AG & Co. KGaA	864,039	0.2
20,012	Hannover Rueck SE	3,188,618	0.6
34,300 (1)	HeidelbergCement AG	1,626,209	0.3
166,478	Infineon Technologies AG	3,094,994	0.6
52,445 (1)	LANXESS AG	2,580,590	0.5
4,565	Merck KGaA	529,809	0.1
13,649	Muenchener Rueckversicherungs-Gesellschaft AG	2,989,478	0.6
20,760	Nemetschek SE	1,306,119	0.2
20,202	SAP SE	2,406,215	0.5
14,334 (1)	Vonovia SE	708,803	0.1
89,511 (1),(3)	Zalando SE	4,387,284	0.8
		40,746,948	7.7

	Hong Kong: 2.3%
721,010	AIA Group Ltd.	6,617,263	1.2
166,600 (1),(3)	ESR Cayman Ltd.	364,713	0.1
71,400	Jardine Strategic Holdings Ltd.	1,534,880	0.3
180,983	Link REIT	1,613,327	0.3
252,000	Techtronic Industries Co., Ltd.	1,910,793	0.4
		12,040,976	2.3

	India: 0.7%
341,852	Infosys Ltd. ADR	3,155,294	0.6
26,982 (1)	MakeMyTrip Ltd.	398,254	0.1
		3,553,548	0.7

	Indonesia: 0.0%
728,600	Bank Mandiri Persero TBK PT	216,585	0.0

	Ireland: 1.8%
1,258,428	Greencore Group PLC	2,882,124	0.5
41,294	Kingspan Group Plc	2,104,228	0.4
22,890	Medtronic PLC	2,234,751	0.4
38,724 (1)	Ryanair Holdings PLC ADR	2,457,812	0.5
		9,678,915	1.8

	Israel: 0.1%
131,087	Bank Leumi Le-Israel BM	706,310	0.1

	Italy: 0.7%
197,837	Enel S.p.A.	1,351,321	0.2
9,166	Ferrari NV	1,432,609	0.3
38,941 (3)	Infrastrutture Wireless Italiane SpA	412,151	0.1
77,759 (1)	UniCredit SpA	600,518	0.1
		3,796,599	0.7

	Japan: 14.8%
87,200	Asahi Group Holdings, Ltd.	2,998,401	0.6
192,000	Daicel Corp.	1,558,547	0.3
6,840	Daikin Industries Ltd.	877,784	0.2
45,096	Daiwa House Industry Co., Ltd.	1,142,748	0.2
39,800	Denso Corp.	1,399,039	0.3
13,700	Eisai Co., Ltd.	956,410	0.2
41,200	Hitachi Ltd.	1,222,792	0.2
59,900	Kakaku.com, Inc.	1,222,280	0.2
154,200	Kansai Electric Power Co., Inc.	1,580,112	0.3
41,020	Kao Corp.	3,163,313	0.6
159,400	KDDI Corp.	4,616,909	0.9
13,582	Keyence Corp.	4,848,939	0.9
27,900	Makita Corp.	908,492	0.2
146,809	Mitsui Fudosan Co., Ltd.	2,699,370	0.5
89,500	MS&AD Insurance Group Holdings, Inc.	2,578,503	0.5
41,300	Murata Manufacturing Co., Ltd.	2,327,132	0.4
157,080	Nexon Co. Ltd.	2,536,212	0.5
31,800	Nidec Corp.	1,851,208	0.3
3,700	Nintendo Co., Ltd.	1,527,820	0.3
186,800	Olympus Corp.	2,963,931	0.6
10,800	Oriental Land Co., Ltd.	1,365,609	0.3
36,600	Pigeon Corp.	1,303,321	0.2
56,605	Recruit Holdings Co. Ltd.	1,651,236	0.3
14,100	Shimano, Inc.	2,077,715	0.4
64,568	Shiseido Co., Ltd.	3,796,162	0.7
8,100	SMC Corp.	3,661,383	0.7
91,500	SoftBank Group Corp.	3,921,931	0.7
25,620	Sony Financial Holdings, Inc.	485,670	0.1
16,900	Sugi Holdings Co., Ltd.	1,019,104	0.2
35,800	Sumitomo Mitsui Financial Group, Inc.	941,441	0.2
102,800	Sumitomo Mitsui Trust Holdings, Inc.	2,993,202	0.6
62,200	Suzuki Motor Corp.	1,985,130	0.4
50,687	Sysmex Corp.	3,501,825	0.7
20,095	Terumo Corp.	666,805	0.1
59,519	Tokio Marine Holdings, Inc.	2,792,378	0.5
5,100	Tokyo Electron Ltd.	1,086,203	0.2
28,300	Unicharm Corp.	1,042,955	0.2
15,600	Yamaha Corp.	629,699	0.1
		77,901,711	14.8

	Mexico: 0.1%
101,298	Arca Continental SAB de CV	389,456	0.1

	Netherlands: 2.4%
36,467 (1)	AerCap Holdings NV	1,025,452	0.2
34,972 (1)	Airbus SE	2,214,385	0.4
45,495 (1)	ArcelorMittal SA	496,953	0.1
19,980	ASML Holding NV	5,835,892	1.1
10,607	Koninklijke DSM NV	1,300,019	0.3
12,524 (1)	Prosus NV	949,459	0.2

See Accompanying Notes to Financial Statements

45

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2020 (Unaudited) (CONTINUED)

12,599	Wolters Kluwer NV	926,704	0.1
		12,748,864	2.4

	New Zealand: 0.3%
32,157 (1)	Xero Ltd.	1,644,053	0.3

	Norway: 2.2%
284,399 (1)	DNB ASA	3,443,477	0.6
52,112	Equinor ASA	721,586	0.1
410,265 (1)	SpareBank 1 SR-Bank ASA	2,605,270	0.5
143,976	Sparebanken Vest	845,703	0.2
67,465	Telenor ASA	1,034,849	0.2
94,647	Yara International ASA	3,214,634	0.6
		11,865,519	2.2

	Portugal: 0.7%
154,579	EDP - Energias de Portugal SA	651,379	0.1
24,424 (1)	Galp Energia SGPS SA	281,881	0.1
158,711 (1)	Jeronimo Martins SGPS SA	2,690,724	0.5
		3,623,984	0.7

	Russia: 0.2%
27,608 (1)	Yandex NV	1,043,030	0.2

	Singapore: 1.2%
47,180	DBS Group Holdings Ltd.	664,252	0.1
1,031,800	NetLink NBN Trust	730,154	0.2
334,136	United Overseas Bank Ltd.	4,774,509	0.9
		6,168,915	1.2

	South Africa: 0.4%
11,898	Naspers Ltd.	1,851,906	0.3
72,930 (1)	Sasol Ltd.	346,119	0.1
		2,198,025	0.4

	South Korea: 3.3%
12,000	Hyundai Mobis Co. Ltd.	1,696,562	0.3
70,121	Kia Motors Corp.	1,712,685	0.3
34,900	KT&G Corp.	2,330,184	0.4
213,700	LG Uplus Corp.	2,346,655	0.5
155,823	Samsung Electronics Co., Ltd.	6,407,062	1.2
62,400	Shinhan Financial Group Co., Ltd.	1,582,000	0.3
22,700	SK Hynix, Inc.	1,562,158	0.3
		17,637,306	3.3

	Spain: 1.8%
57,287 (3)	Cellnex Telecom SA	2,996,397	0.6
545,422	CaixaBank SA	981,287	0.2
292,980	Iberdrola S.A. - IBEE	2,914,514	0.5
98,961	Industria de Diseno Textil SA	2,534,640	0.5
		9,426,838	1.8

	Sweden: 4.7%
47,387	Assa Abloy AB	848,319	0.2
35,978	Atlas Copco AB - A Shares	1,239,963	0.2
63,409	Atlas Copco AB - B Shares	1,961,359	0.4
100,124	Duni AB	821,700	0.2
73,928	Epiroc AB - A Shares	739,844	0.1
150,322	Epiroc AB - B Shares	1,483,093	0.3
66,844 (1)	Investor AB - B Shares	3,322,027	0.6
92,113	Loomis AB	2,246,245	0.4
119,088 (1)	Nibe Industrier AB	2,221,798	0.4
88,564 (1)	Sandvik AB	1,362,418	0.3
196,900	SKF AB - B Shares	3,107,796	0.6
15,157 (1)	Spotify Technology SA	2,297,346	0.4
353,071 (1)	Svenska Handelsbanken AB	3,222,600	0.6
		24,874,508	4.7

	Switzerland: 4.9%
73,377	ABB Ltd.	1,392,863	0.3
36,696	Cie Financiere Richemont SA	2,081,891	0.4
4,092	Lonza Group AG	1,786,836	0.3
41,334	Nestle SA	4,377,685	0.8
113,537	Novartis AG	9,689,074	1.8
591	Partners Group	465,732	0.1
4,968	PSP Swiss Property AG	577,120	0.1
8,174	Roche Holding AG	2,830,635	0.5
11,329	Schindler Holding AG - Part Cert	2,521,332	0.5
4,258 (1)	u-blox Holding AG	298,248	0.1
		26,021,416	4.9

	Taiwan: 1.5%
202,000	Catcher Technology Co., Ltd.	1,530,049	0.3
81,997	MediaTek, Inc.	1,132,251	0.2
57,311	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,044,934	0.6
223,844	Taiwan Semiconductor Manufacturing Co., Ltd.	2,258,093	0.4
		7,965,327	1.5

	Thailand: 0.3%
744,500	Siam Commercial Bank PCL	1,554,952	0.3

	United Arab Emirates: 0.1%
55,544 (1),(3)	Network International Holdings PLC	289,695	0.1

	United Kingdom: 16.8%
175,600	Amcor PLC	1,575,132	0.3
151,759	Anglo American PLC	2,699,030	0.5
160,500	Antofagasta PLC	1,643,499	0.3
7,938	Aon PLC	1,370,655	0.2
37,771 (1)	ASOS PLC	1,139,613	0.2
25,505	AstraZeneca PLC	2,667,608	0.5
457,599 (3)	Auto Trader Group PLC	2,634,158	0.5
600,385	Babcock International Group	3,180,025	0.6
92,284	Bellway PLC	3,087,932	0.6
22,158	Berkeley Group Holdings PLC	1,163,136	0.2
75,128	BHP Group PLC ADR	2,512,280	0.5
271,078	BP PLC	1,068,155	0.2
71,000	Bunzl PLC	1,541,030	0.3
62,962	Burberry Group PLC	1,093,237	0.2
101,600 (1)	Capri Holdings Ltd.	1,549,400	0.3
1,353,200	Cineworld Group PLC	1,115,626	0.2
235,153	Compass Group PLC	3,956,995	0.8
39,566	Derwent London PLC	1,546,005	0.3
106,582	Diageo PLC	3,669,583	0.7
33,327	Experian PLC	1,000,817	0.2

See Accompanying Notes to Financial Statements

46

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2020 (Unaudited) (CONTINUED)

11,321	Ferguson PLC	816,266	0.2
147,907	Hargreaves Lansdown PLC	2,676,286	0.5
123,976	HomeServe PLC	1,736,605	0.3
57,255	Howden Joinery Group PLC	377,550	0.1
248,536	Inchcape PLC	1,565,544	0.3
139,755	Informa PLC	771,983	0.1
55,280	Intertek Group PLC	3,299,052	0.6
227,766	John Wood Group PLC	576,720	0.1
53,681	Johnson Matthey PLC	1,344,999	0.3
116,244	Jupiter Fund Management PLC	319,551	0.1
14,205	Linde PLC	2,619,463	0.5
23,709	London Stock Exchange Group PLC	2,219,076	0.4
183,200	Mondi PLC	3,235,170	0.6
280,035	National Grid PLC	3,281,644	0.6
52,200	Next PLC	3,107,902	0.6
99,716	Prudential PLC	1,406,728	0.3
88,252	Relx PLC (GBP Exchange)	1,991,114	0.4
407,789	Rightmove PLC	2,549,662	0.5
35,652	Rio Tinto PLC	1,654,910	0.3
111,061	RSA Insurance Group PLC	503,332	0.1
161,375	Segro PLC	1,691,448	0.3
966,003	Signature Aviation PLC	2,372,407	0.4
1,650,980	Taylor Wimpey PLC	3,049,082	0.6
470,730	Tesco PLC	1,392,327	0.3
365,105 (1),(3)	Trainline PLC	1,744,977	0.3
26,322	Unilever PLC	1,355,370	0.3
56,568	Weir Group PLC	676,022	0.1
		88,549,106	16.8

	United States: 1.7%
50,484 (1)	Bausch Health Cos, Inc.	914,770	0.2
2,400	Linde Public Ltd.	441,576	0.1
6,392 (1)	Mettler Toledo International, Inc.	4,601,857	0.8
80,066	Popular, Inc.	3,089,747	0.6
		9,047,950	1.7

Total Common Stock
(Cost $538,594,532)		502,911,156	95.3

PREFERRED STOCK: 0.9%
	China: 0.0%
2,046 (1),(4),(5)	Xiaoju Kuaizhi, Inc., Series A-17 (DiDi Chuxing, Inc.)	77,113	0.0

	Germany: 0.9%
11,298 (1)	Sartorius AG	3,174,090	0.6
11,137 (1)	Volkswagen AG	1,549,511	0.3
		4,723,601	0.9

Total Preferred Stock
(Cost $4,042,963)		4,800,714	0.9

Total Long-Term Investments
(Cost $542,637,495)		507,711,870	96.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 10.0%
	Repurchase Agreements: 0.1%
257,503 (6)	Bank of America Inc., Repurchase Agreement dated 04/30/20, 0.04%, due 05/01/20 (Repurchase Amount $257,503, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.000%-5.000%, Market Value plus accrued interest $262,653, due 08/01/23-04/01/59)
	(Cost $257,503)	257,503	0.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 9.9%
52,244,873 (7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.210%
	(Cost $52,244,873)	52,244,873	9.9

	Total Short-Term Investments
	(Cost $52,502,376)	52,502,376	10.0

	Total Investments in Securities (Cost $595,139,871)	$560,214,246	106.2
	Liabilities in Excess of Other Assets	(32,900,216)	(6.2)
	Net Assets	$527,314,030	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	Restricted security as to resale, excluding Rule 144A securities. As of April 30, 2020, the Fund held restricted securities with a fair value of $77,113 or 0.0% of net assets. Please refer to the table below for additional details.
(6)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(7)	Rate shown is the 7-day yield as of April 30, 2020.

See Accompanying Notes to Financial Statements

47

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2020 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.7%
	Australia: 9.7%
107,285	AGL Energy Ltd.	$1,177,452	0.3
76,662	APA Group	541,682	0.1
51,502	Aristocrat Leisure Ltd.	844,620	0.2
5,294	ASX Ltd.	279,128	0.1
609,807	Aurizon Holdings Ltd.	1,852,499	0.4
19,294	Australia & New Zealand Banking Group Ltd.	209,580	0.1
128,226	BHP Group Ltd.	2,617,639	0.6
65,583	BHP Group PLC	1,100,803	0.3
230,143	Brambles Ltd.	1,644,958	0.4
37,015	Caltex Australia Ltd.	595,936	0.1
93,749	Charter Hall Group	463,264	0.1
153,790	Coca-Cola Amatil Ltd.	856,238	0.2
5,269	Cochlear Ltd.	626,469	0.1
425,323	Coles Group Ltd.	4,265,054	1.0
45,837	Commonwealth Bank of Australia	1,851,649	0.4
54,200	Computershare Ltd.	426,427	0.1
11,895	CSL Ltd.	2,370,993	0.5
163,238	Dexus	969,032	0.2
24,102	Fortescue Metals Group Ltd.	184,193	0.0
194,773	Goodman Group	1,658,923	0.4
199,330	GPT Group	547,811	0.1
37,579	JB Hi-Fi Ltd.	849,562	0.2
47,486	Lend Lease Corp., Ltd.	378,265	0.1
17,507	Macquarie Group Ltd.	1,159,713	0.3
2,724	Magellan Financial Group Ltd.	89,229	0.0
440,785	Medibank Pvt Ltd.	772,173	0.2
787,653	Mirvac Group	1,144,531	0.3
174,168	Qantas Airways Ltd.	432,573	0.1
49,362	Regis Resources Ltd.	141,144	0.0
34,411	Rio Tinto Ltd.	1,939,440	0.4
27,997	Sonic Healthcare Ltd.	494,433	0.1
195,923	Stockland	363,810	0.1
663,845	Telstra Corp., Ltd.	1,305,923	0.3
133,978	Wesfarmers Ltd.	3,254,244	0.7
41,493	Woodside Petroleum Ltd.	594,147	0.1
213,087	Woolworths Group Ltd.	4,931,232	1.1
		42,934,769	9.7

	Austria: 0.1%
7,077 (1)	OMV AG	231,078	0.1
2,547	Rhi Magnesita NV	78,235	0.0
		309,313	0.1

	Belgium: 0.8%
10,915	Ageas	393,423	0.1
21,189	Proximus SADP	452,248	0.1
4,274	Sofina SA	1,006,592	0.2
16,492	UCB S.A.	1,511,317	0.4
		3,363,580	0.8

	Brazil: 0.1%
36,600	JBS SA	159,850	0.0
46,900	Petrobras Distribuidora SA	170,165	0.1
		330,015	0.1

	Canada: 7.5%
101,149	Alimentation Couche-Tard, Inc.	2,822,391	0.6
37,550	B2Gold Corp.	189,915	0.1
7,912	Bank of Montreal	402,265	0.1
15,113	BCE, Inc.	611,165	0.1
19,759	Brookfield Asset Management, Inc.	667,742	0.2
14,901	Canadian National Railway Co. - CNR	1,232,267	0.3
30,463	Canadian Natural Resources Ltd.	510,142	0.1
6,600	Canadian Pacific Railway Ltd.	1,500,037	0.3
6,882	Canadian Tire Corp. Ltd.	482,894	0.1
17,599	Canadian Utilities Ltd.	429,370	0.1
8,800	Capital Power Corp.	170,316	0.0
24,567 (1)	CGI, Inc.	1,566,732	0.4
26,070	CI Financial Corp.	277,004	0.1
1,481	Cogeco Communications, Inc.	109,494	0.0
658	Constellation Software, Inc./Canada	632,747	0.1
19,287	Dollarama, Inc.	604,957	0.1
46,124	Empire Co. Ltd.	1,018,277	0.2
43,497	Enbridge, Inc.	1,332,768	0.3
36,193	Fortis, Inc.	1,402,529	0.3
15,021	George Weston Ltd.	1,065,537	0.2
13,694 (1)	Home Capital Group, Inc.	183,282	0.0
42,571 (2)	Hydro One Ltd.	771,933	0.2
7,358	Intact Financial Corp.	700,251	0.2
13,060	Kirkland Lake Gold Ltd.	539,870	0.1
9,583	Loblaw Cos Ltd.	471,594	0.1
53,968	Magna International, Inc.	2,102,967	0.5
46,906	Manulife Financial Corp.	590,727	0.1
40,332	Metro, Inc. - Class A	1,659,408	0.4
11,329	National Bank Of Canada	456,920	0.1
14,320	Pembina Pipeline Corp.	328,384	0.1
23,920	Power Corp. of Canada	382,528	0.1
8,280	Restaurant Brands International, Inc.	403,902	0.1
52,257	RioCan Real Estate Investment Trust	596,923	0.1
11,604	Rogers Communications, Inc.	486,018	0.1
36,257	Shaw Communications, Inc. - Class B	591,542	0.1
18,849	Sun Life Financial, Inc.	646,062	0.2
59,526	Suncor Energy, Inc.	1,061,414	0.2
27,421	TC Energy Corp.	1,261,963	0.3
70,976	TELUS Corp.	1,160,030	0.3
10,399	Thomson Reuters Corp.	732,663	0.2
13,164	Toronto-Dominion Bank	550,033	0.1
9,332	Waste Connections, Inc.	802,903	0.2
		33,509,866	7.5

	China: 2.5%
6,958 (1)	Alibaba Group Holding Ltd. ADR	1,410,178	0.3
117,500	Anhui Conch Cement Co., Ltd. - H Shares	926,532	0.2

See Accompanying Notes to Financial Statements

48

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2020 (Unaudited) (continued)

404,000	BOC Hong Kong Holdings Ltd.	1,239,930	0.3
447,000	China CITIC Bank Corp. Ltd. - H Shares	218,375	0.1
393,000	China Construction Bank - H Shares	315,447	0.1
194,000	China National Building Material Co., Ltd. - H Shares	242,334	0.1
442,000	China Resources Power Holdings Co.	523,525	0.1
1,620,000	China Telecom Corp., Ltd. - H Shares	559,549	0.1
366,000	Guangzhou R&F Properties Co., Ltd. - H Shares	464,779	0.1
4,765 (1)	JD.com, Inc. ADR	205,372	0.0
1,100	Kweichow Moutai Co. Ltd. - A Shares (Nth SSE-SEHK)	195,958	0.1
105,000 (2)	Longfor Group Holdings Ltd.	533,823	0.1
1,384 (1)	New Oriental Education & Technology Group, Inc. ADR	176,681	0.0
1,093,000	PICC Property & Casualty Co., Ltd. - H Shares	1,045,942	0.2
307,000 (2)	Postal Savings Bank of China Co. Ltd. - H Shares	183,449	0.0
6,800	Sangfor Technologies, Inc.	183,366	0.0
55,709	Shandong Sinocera Functional Material Co. Ltd.	179,827	0.0
1,088,000	Sinopec Shanghai Petrochemical Co. Ltd. - H Shares	295,394	0.1
4,447 (1)	TAL Education Group ADR	240,983	0.1
26,600	Tencent Holdings Ltd.	1,398,347	0.3
31,000	Venustech Group, Inc.	178,112	0.0
15,894 (1)	Vipshop Holdings Ltd. ADR	253,191	0.1
155,000	Weichai Power Co. Ltd. - H Shares	272,336	0.1
		11,243,430	2.5

	Czech Republic: 0.0%
2,205 (1)	Komercni Banka AS	46,690	0.0

	Denmark: 2.5%
501	AP Moller - Maersk A/S - Class B	498,622	0.1
19,869	Carlsberg A/S	2,506,534	0.6
6,668	Coloplast A/S	1,051,703	0.2
47,888	Novo Nordisk A/S	3,054,777	0.7
12,853	Novozymes A/S	630,525	0.2
11,820 (2)	Orsted A/S	1,193,944	0.3
4,489	Pandora A/S	159,622	0.0
1,294	SimCorp A/S	119,525	0.0
21,242	Vestas Wind Systems A/S	1,824,118	0.4
		11,039,370	2.5

	Finland: 1.7%
18,783	Elisa OYJ	1,141,416	0.3
30,236	Fortum OYJ	501,017	0.1
12,778 (1)	Huhtamaki OYJ	476,929	0.1
27,812	Kesko OYJ	453,173	0.1
28,413	Kone Oyj	1,720,532	0.4
21,034	Neste Oyj	742,830	0.2
90,208	UPM-Kymmene OYJ	2,473,981	0.5
		7,509,878	1.7

	France: 7.8%
16,382	Air Liquide SA	2,081,413	0.5
30,205	Alstom SA	1,238,984	0.3
2,637 (2)	Amundi SA	175,029	0.0
34,719	BNP Paribas	1,090,748	0.3
138,108	Bollore SA	366,019	0.1
56,667	Bouygues SA	1,743,548	0.4
6,610	Capgemini SE	621,414	0.1
29,064	Cie de Saint-Gobain	773,336	0.2
13,830	Cie Generale des Etablissements Michelin SCA	1,336,276	0.3
7,553 (1)	Danone	526,424	0.1
324	Dassault Aviation SA	263,869	0.1
4,199	Dassault Systemes SE	615,032	0.1
24,201	Eiffage SA	1,977,758	0.5
168,166 (1)	Engie SA	1,824,537	0.4
13,586	Eutelsat Communications	152,113	0.0
10,881	Gecina S.A.	1,427,713	0.3
700	Hermes International	511,751	0.1
2,047	Kering SA	1,041,323	0.2
28,792	Klepierre SA	584,506	0.1
16,787	Legrand S.A.	1,125,450	0.3
2,026 (1)	L'Oreal S.A.	589,044	0.1
4,259	LVMH Moet Hennessy Louis Vuitton SE	1,646,506	0.4
76,761	Orange SA	932,576	0.2
10,242 (1)	Rubis SCA	458,869	0.1
13,061	Safran S.A.	1,214,301	0.3
7,989	Sanofi	780,319	0.2
40,543	Schneider Electric SE	3,746,691	0.8
60,909	SUEZ	688,960	0.2
3,512 (1)	Teleperformance	786,723	0.2
9,579	Television Francaise 1	46,899	0.0
42,249	Total SA	1,499,525	0.3
79,146	Veolia Environnement	1,687,278	0.4
13,082 (1)	Vinci SA	1,071,708	0.2
		34,626,642	7.8

	Germany: 5.5%
8,795	Adidas AG	2,013,470	0.4
3,734	Allianz SE	687,176	0.1
199,811	Aroundtown SA	1,074,763	0.2
21,560	BASF SE	1,103,370	0.2
11,612	Bayer AG	763,717	0.2
5,190	Beiersdorf AG	543,024	0.1
11,520	Brenntag AG	521,604	0.1
2,075	CANCOM SE	105,641	0.0
4,855	CompuGroup Medical SE	368,974	0.1
7,229 (1)	CTS Eventim AG & Co. KGaA	300,524	0.1
5,099	Deutsche Boerse AG	790,544	0.2
43,925 (2)	Deutsche Pfandbriefbank AG	322,855	0.1
32,045 (1)	Deutsche Post AG	951,971	0.2
84,319	Deutsche Telekom AG	1,232,718	0.3
19,764	Deutsche Wohnen SE	801,002	0.2
22,155 (1)	Dialog Semiconductor PLC	695,778	0.2
125,406	E.ON AG	1,256,232	0.3
22,895 (1)	Evonik Industries AG	563,229	0.1
4,705	Gerresheimer AG	374,187	0.1

See Accompanying Notes to Financial Statements

49

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2020 (Unaudited) (Continued)

2,179	Hannover Rueck SE	347,192	0.1
2,994	Hochtief AG	234,285	0.0
12,014	Jenoptik AG	247,428	0.1
7,423 (1)	KION Group AG	368,199	0.1
4,930 (1)	LANXESS AG	242,584	0.0
10,814 (1)	LEG Immobilien AG	1,241,506	0.3
12,597	Merck KGaA	1,461,995	0.3
2,348	MTU Aero Engines AG	319,741	0.1
2,920	Muenchener Rueckversicherungs-Gesellschaft AG	639,554	0.1
2,527	Puma SE	158,736	0.0
13,313 (1)	RWE AG	382,986	0.1
6,038	SAP SE	719,173	0.2
14,631	Siemens AG	1,350,200	0.3
8,860	Software AG	314,610	0.1
108,096	Telefonica Deutschland Holding AG	307,509	0.1
25,816 (3)	Uniper SE	694,516	0.2
20,811 (1)	Vonovia SE	1,029,085	0.2
		24,530,078	5.5

	Hong Kong: 1.4%
67,600	AIA Group Ltd.	620,417	0.1
197,000	CK Asset Holdings Ltd.	1,244,793	0.3
75,902	CK Hutchison Holdings Ltd.	562,599	0.1
119,000	HKT Trust / HKT Ltd.	192,033	0.0
31,000	Kerry Properties Ltd.	85,621	0.0
129,900	Link REIT	1,157,961	0.3
108,500	Power Assets Holdings Ltd.	726,979	0.2
85,500	Techtronic Industries Co., Ltd.	648,305	0.2
6,500	Vtech Holdings Ltd.	49,010	0.0
684,000 (2)	WH Group Ltd.	652,367	0.2
94,000	Xinyi Glass Holding Co. Ltd.	108,867	0.0
		6,048,952	1.4

	Hungary: 0.0%
3,295	OTP Bank Nyrt	97,585	0.0

	India: 0.4%
28,082 (1)	Bharti Airtel Ltd.	191,242	0.0
7,480	Hindustan Unilever Ltd.	216,587	0.0
16,436	Housing Development Finance Corp.	415,745	0.1
357,346	Oil & Natural Gas Corp., Ltd.	378,148	0.1
179,603	Power Finance Corp. Ltd.	226,757	0.1
25,822	Reliance Industries Ltd.	502,058	0.1
		1,930,537	0.4

	Ireland: 0.2%
4,151	Kerry Group PLC - KYG	476,269	0.1
18,983	Smurfit Kappa PLC	597,212	0.1
		1,073,481	0.2

	Israel: 0.2%
5,751 (1)	Nice Ltd.	944,484	0.2

	Italy: 1.6%
173,264	A2A SpA	236,196	0.1
14,595	Azimut Holding S.p.A.	248,725	0.1
8,721	Buzzi Unicem SpA	171,098	0.0
45,146 (2)	Enav SpA	202,334	0.0
353,010	Enel S.p.A.	2,411,227	0.5
66,151	ENI S.p.A.	630,179	0.1
11,233	Ferrari NV	1,755,673	0.4
153,257	Hera SpA	567,321	0.1
37,213 (2)	Poste Italiane SpA	316,569	0.1
150,362	Snam SpA	674,510	0.2
17,570	Unipol Gruppo Finanziario SpA	60,624	0.0
		7,274,456	1.6

	Japan: 16.6%
4,300	ABC-Mart, Inc.	218,520	0.0
5,100	Advantest Corp.	247,459	0.1
30,600	Aeon Co., Ltd.	616,026	0.1
24,200	AGC, Inc.	596,776	0.1
11,000	Alps Alpine Co. Ltd.	113,458	0.0
35,600	Amada Co. Ltd.	321,790	0.1
148,800	Astellas Pharma, Inc.	2,461,026	0.6
11,800	Bandai Namco Holdings, Inc.	589,604	0.1
32,300	Bridgestone Corp.	1,005,412	0.2
43,700	Chubu Electric Power Co., Inc.	590,998	0.1
22,400	Dai Nippon Printing Co., Ltd.	472,284	0.1
41,300	Dai-ichi Life Holdings, Inc.	517,581	0.1
6,000	Daikin Industries Ltd.	769,986	0.2
6,700	Daito Trust Construction Co., Ltd.	637,073	0.1
24,300	Daiwa House Industry Co., Ltd.	615,770	0.1
69	Daiwa House REIT Investment Corp.	166,952	0.0
17,800	Denso Corp.	625,701	0.1
13,500	FANCL Corp.	323,639	0.1
3,200	Fanuc Ltd.	522,283	0.1
6,800	Fujitsu Ltd.	660,610	0.1
61,600	Hitachi Ltd.	1,828,253	0.4
47,200	Honda Motor Co., Ltd.	1,146,213	0.3
12,000	Hoya Corp.	1,094,320	0.2
175,700	Itochu Corp.	3,444,619	0.8
46,600	JTEKT Corp.	341,370	0.1
216,400	JXTG Holdings, Inc.	767,216	0.2
27,600	Kakaku.com, Inc.	563,188	0.1
49,200	Kawasaki Heavy Industries Ltd.	743,415	0.2
84,400	KDDI Corp.	2,444,586	0.5
34	Kenedix Retail REIT Corp.	53,300	0.0
900	Keyence Corp.	321,311	0.1
18,700	Kurita Water Industries, Ltd.	521,709	0.1
33,200	Kyocera Corp.	1,773,889	0.4
8,700	Kyushu Railway Co.	234,057	0.1
17,800	LIXIL Group Corp.	213,524	0.0
101,900	Marubeni Corp.	490,734	0.1
14,000	Minebea Mitsumi, Inc.	227,629	0.1
57,200	Mitsubishi Corp.	1,213,097	0.3
97,700	Mitsubishi Electric Corp.	1,202,164	0.3
89,300	Mitsubishi UFJ Financial Group, Inc.	360,772	0.1
94,100	Mitsubishi UFJ Lease & Finance Co., Ltd.	449,331	0.1
150,900	Mitsui & Co., Ltd.	2,106,314	0.5
25,000	Mitsui OSK Lines Ltd.	433,617	0.1
2,000	Morinaga & Co., Ltd.	82,190	0.0
8,800	Murata Manufacturing Co., Ltd.	495,854	0.1
25,700	NGK Insulators Ltd.	336,229	0.1

See Accompanying Notes to Financial Statements

50

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2020 (Unaudited) (Continued)

63	Nippon Prologis REIT, Inc.	174,403	0.0
6,700	Nippon Express Co., Ltd.	327,242	0.1
31,500	Nippon Steel Corp.	265,029	0.1
82,500	Nippon Telegraph & Telephone Corp.	1,878,825	0.4
51,100	Nippon Yusen KK	672,656	0.2
61,800	Nissan Motor Co., Ltd.	210,354	0.0
18,800	Nitto Denko Corp.	939,125	0.2
13,800	Nomura Real Estate Holdings, Inc.	224,392	0.1
30,900	Nomura Research Institute Ltd.	756,464	0.2
70,700	NTT DoCoMo, Inc.	2,083,615	0.5
65,200	Obayashi Corp.	569,887	0.1
17,100	Olympus Corp.	271,323	0.1
19,400	Omron Corp.	1,139,462	0.3
27,100	Ono Pharmaceutical Co., Ltd.	652,902	0.1
92,800	ORIX Corp.	1,092,024	0.2
7,300	Otsuka Corp.	330,527	0.1
23,600	Otsuka Holdings Co. Ltd.	927,576	0.2
30,900	Recruit Holdings Co. Ltd.	901,390	0.2
18,100	Santen Pharmaceutical Co., Ltd.	320,399	0.1
9,700	Secom Co., Ltd.	807,227	0.2
43,000	Sekisui Chemical Co., Ltd.	544,986	0.1
168,400	Sekisui House Ltd.	2,888,854	0.6
22,000	Seven & I Holdings Co., Ltd.	728,575	0.2
105,400	Shimizu Corp.	809,479	0.2
26,900	Shin-Etsu Chemical Co., Ltd.	2,967,126	0.7
34,400 (1)	Shinsei Bank Ltd.	414,965	0.1
16,000	Shionogi & Co., Ltd.	883,640	0.2
17,200	Softbank Corp.	234,229	0.1
6,900	SoftBank Group Corp.	295,752	0.1
45,400	Sony Corp.	2,921,677	0.7
66,700	Subaru Corp.	1,334,968	0.3
2,900	Sugi Holdings Co., Ltd.	174,876	0.0
91,100	Sumitomo Corp.	1,030,541	0.2
42,700	Sumitomo Mitsui Financial Group, Inc.	1,122,892	0.3
7,400	Sundrug Co., Ltd.	253,365	0.1
15,100	Suzuki Motor Corp.	481,921	0.1
2,900	Takeda Pharmaceutical Co., Ltd.	104,578	0.0
32,100	Teijin Ltd.	511,922	0.1
3,200	Tokyo Electron Ltd.	681,539	0.2
37,700	Toppan Printing Co., Ltd.	560,038	0.1
99,600	Toray Industries, Inc.	456,637	0.1
38,600	Toyota Motor Corp.	2,386,517	0.5
5,000	Tsuruha Holdings, Inc.	670,416	0.2
10,000	West Japan Railway Co.	617,976	0.1
38,200	Yamada Denki Co., Ltd.	181,150	0.0
267,700	Z Holdings Corp.	1,033,142	0.2
		73,798,432	16.6

	Malaysia: 0.1%
94,900	Hartalega Holdings Bhd	167,646	0.0
102,500	Top Glove Corp. Bhd	172,747	0.1
		340,393	0.1

	Netherlands: 4.4%
14,356 (1)	Aalberts NV	404,263	0.1
8,342	Akzo Nobel NV	633,076	0.1
5,534	ASM International NV	609,175	0.1
8,139	ASML Holding NV	2,377,293	0.5
9,111 (1)	ASR Nederland NV	245,115	0.1
7,234 (2)	Euronext NV	607,326	0.1
101,721	Koninklijke Ahold Delhaize NV	2,469,833	0.6
9,108	Koninklijke DSM NV	1,116,298	0.3
217,664	Koninklijke KPN NV	501,357	0.1
56,001	Koninklijke Philips NV	2,441,234	0.6
6,874	NXP Semiconductor NV - NXPI - US	684,444	0.1
30,316 (2)	Signify NV	617,126	0.1
21,508	Randstad NV	865,605	0.2
31,208	Royal Dutch Shell PLC - Class A	513,814	0.1
85,533	Royal Dutch Shell PLC - Class B	1,369,261	0.3
39,535	Unilever NV	1,968,824	0.5
30,118	Wolters Kluwer NV	2,215,292	0.5
		19,639,336	4.4

	New Zealand: 0.6%
134,266	Contact Energy Ltd.	512,060	0.1
63,467	Fisher & Paykel Healthcare Corp. Ltd.	1,060,330	0.2
450,903	Spark New Zealand Ltd.	1,220,289	0.3
		2,792,679	0.6

	Norway: 0.6%
14,971 (1)	DNB ASA	181,268	0.0
29,006	Mowi ASA	496,786	0.1
124,491	Orkla ASA	1,124,512	0.3
18,749	Yara International ASA	636,800	0.2
		2,439,366	0.6

	Portugal: 0.4%
295,290	EDP - Energias de Portugal SA	1,244,319	0.3
39,016 (1)	Jeronimo Martins SGPS SA	661,462	0.1
		1,905,781	0.4

	Russia: 0.6%
56,852	Gazprom PJSC ADR	287,896	0.1
10,037	LUKOIL PJSC ADR	654,791	0.1
19,572	Mobile TeleSystems PJSC ADR	167,732	0.1
55,355	Polymetal International PLC	1,133,604	0.3
35,959	Rosneft Oil Co. PJSC GDR	161,168	0.0
85,810	Sberbank of Russia PJSC	226,130	0.0
		2,631,321	0.6

	Singapore: 1.2%
272,496	Ascendas Real Estate Investment Trust	569,866	0.1
364,100	CapitaLand Mall Trust	484,436	0.1
612,100	Mapletree Commercial Trust	842,851	0.2
298,800	Mapletree Industrial Trust	536,452	0.1
527,700	Mapletree Logistics Trust	668,453	0.2
243,300	Singapore Exchange Ltd.	1,659,088	0.4
333,600	Singapore Telecommunications Ltd.	666,612	0.1
		5,427,758	1.2

	South Korea: 1.3%
7,647	GS Retail Co. Ltd.	238,270	0.1

See Accompanying Notes to Financial Statements

51

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2020 (Unaudited) (Continued)

10,969	Hana Financial Group, Inc.	250,401	0.1
7,049	Hyundai Mobis Co. Ltd.	996,589	0.2
66,057	Kia Motors Corp.	1,613,423	0.4
2,435	Kumho Petrochemical Co. Ltd.	153,556	0.0
14,073	LG Uplus Corp.	154,537	0.0
52,341	Samsung Electronics Co., Ltd.	2,152,134	0.5
727	Shinsegae, Inc.	157,718	0.0
1,473	SK Hynix, Inc.	101,368	0.0
		5,817,996	1.3

	Spain: 2.1%
1,742 (1)	Acciona SA	172,659	0.0
7,914 (1),(2)	Aena SME SA	1,001,801	0.2
11,636	Amadeus IT Group SA	555,418	0.1
213,919	Banco Bilbao Vizcaya Argentaria SA	699,257	0.2
46,726	Endesa S.A.	1,036,395	0.2
15,708	Ferrovial SA - FERE	393,327	0.1
233,888	Iberdrola S.A. - IBEE	2,326,678	0.5
16,700	Industria de Diseno Textil SA	427,729	0.1
86,106	Inmobiliaria Colonial Socimi SA	831,696	0.2
35,906	Naturgy Energy Group SA	634,372	0.2
26,871	Red Electrica Corp. SA	472,982	0.1
185,423 (1)	Telefonica S.A.	847,848	0.2
		9,400,162	2.1

	Sweden: 6.9%
29,794 (1)	Alfa Laval AB	556,759	0.1
52,223	Assa Abloy AB	934,893	0.2
20,000	Atlas Copco AB - A Shares	689,290	0.2
63,188	Castellum AB	1,108,306	0.3
53,433	Epiroc AB - A Shares	534,738	0.1
37,870 (1)	Essity AB	1,226,737	0.3
20,184 (1)	Fastighets AB Balder	797,616	0.2
79,417	Hennes & Mauritz AB	1,085,599	0.2
9,101 (1)	Hexagon AB - B Shares	446,604	0.1
102,265 (1)	Industrivarden AB-Class A	2,098,698	0.5
81,888 (1)	Industrivarden AB-Class C	1,675,674	0.4
29,322 (1)	Investor AB - A Shares	1,446,559	0.3
100,517 (1)	Investor AB - B Shares	4,995,514	1.1
117,881	Kinnevik AB	2,422,804	0.5
28,358 (1)	Lundbergforetagen AB	1,190,668	0.3
59,661 (1)	Sandvik AB	917,790	0.2
37,431	Securitas AB	442,891	0.1
114,090 (1)	Skandinaviska Enskilda Banken AB	939,241	0.2
43,650 (1)	Skanska AB	830,473	0.2
39,517	SKF AB - B Shares	623,721	0.1
93,429 (1)	Svenska Cellulosa AB SCA	990,975	0.2
39,767 (1)	Svenska Handelsbanken AB	362,967	0.1
24,093	Swedish Match AB	1,488,863	0.3
57,144	Tele2 AB	736,850	0.2
174,631	Telia Co. AB	607,186	0.1
128,103	Volvo AB - B Shares	1,641,585	0.4
		30,793,001	6.9

	Switzerland: 7.3%
47,121	ABB Ltd.	894,464	0.2
22,602	Adecco Group AG	989,080	0.2
38,861	Credit Suisse Group AG	354,826	0.1
4,677 (2)	Galenica AG	334,922	0.1
3,660	Geberit AG - Reg	1,636,763	0.4
377	Givaudan	1,264,188	0.3
43,296	LafargeHolcim Ltd.-CHF	1,798,212	0.4
5,079	Kuehne & Nagel International AG	726,512	0.1
1,435	Landis+Gyr Group AG	96,906	0.0
1,959	Lonza Group AG	855,428	0.2
54,960	Nestle SA	5,820,815	1.3
40,305	Novartis AG	3,439,567	0.8
1,167	Partners Group	919,643	0.2
6,693	PSP Swiss Property AG	777,508	0.2
17,428	Roche Holding AG	6,035,271	1.3
2,499	Schindler Holding AG - Part Cert	556,166	0.1
219	SGS SA	493,999	0.1
9,645	Sonova Holding AG - Reg	1,742,019	0.4
551	Straumann Holding AG	419,216	0.1
1,167	Swatch Group AG - BR	234,172	0.0
994	Swiss Life Holding AG	352,496	0.1
10,111	Swiss Prime Site AG	962,634	0.2
2,282	Swisscom AG	1,185,710	0.3
2,425	Zurich Insurance Group AG	768,857	0.2
		32,659,374	7.3

	Taiwan: 1.1%
84,000	ASE Industrial Holding Co. Ltd.	187,128	0.0
816,000	AU Optronics Corp.	214,592	0.1
371,000	CTBC Financial Holding Co. Ltd.	247,232	0.1
74,000	HON HAI Precision Industry Co., Ltd.	190,178	0.0
1,000	Largan Precision Co. Ltd.	136,313	0.0
37,000	Phison Electronics Corp.	351,114	0.1
76,000	Taiwan Semiconductor Manufacturing Co., Ltd.	766,673	0.2
549,000	Uni-President Enterprises Corp.	1,278,285	0.3
407,000	United Microelectronics Corp.	210,568	0.0
20,000	Win Semiconductors Corp.	178,791	0.0
852,000	Yuanta Financial Holding Co., Ltd.	485,622	0.1
194,000	Zhen Ding Technology Holding Ltd.	696,134	0.2
		4,942,630	1.1

	Thailand: 0.0%
58,700	Thanachart Capital PCL	66,213	0.0

	United Kingdom: 13.4%
232,585	3i Group PLC	2,284,872	0.5
20,256	Admiral Group Plc	591,079	0.1
21,421	Antofagasta PLC	219,348	0.1
23,243	Ashtead Group PLC	634,885	0.1
25,549	Associated British Foods PLC	606,513	0.1
20,681	AstraZeneca PLC	2,163,058	0.5
365,791	BAE Systems PLC	2,333,162	0.5
195,640	Barclays PLC	261,237	0.1
142,490	Barratt Developments PLC	928,939	0.2
20,604	Bellway PLC	689,434	0.2

See Accompanying Notes to Financial Statements

52

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2020 (Unaudited) (Continued)

37,597	Berkeley Group Holdings PLC	1,973,572	0.4
239,984	BP PLC	945,632	0.2
31,996	British American Tobacco PLC	1,233,255	0.3
17,072	Burberry Group PLC	296,429	0.1
80,521	Compass Group PLC	1,354,953	0.3
54,131	CRH PLC - London	1,632,068	0.4
9,093	Croda International PLC	557,577	0.1
29,451	Diageo PLC	1,013,988	0.2
132,033	Direct Line Insurance Group PLC	449,839	0.1
31,559	Drax Group PLC	82,735	0.0
7,476	Dunelm Group PLC	86,376	0.0
82,729	Evraz PLC	274,147	0.1
36,899	Experian PLC	1,108,085	0.3
22,427	Ferguson PLC	1,617,029	0.4
34,063 (1)	Fiat Chrysler Automobiles NV	295,462	0.1
62,712	GlaxoSmithKline PLC	1,308,328	0.3
8,427	Greggs PLC	193,830	0.0
34,076	Halma PLC	895,867	0.2
88,074	Howden Joinery Group PLC	580,776	0.1
119,916	HSBC Holdings PLC	616,361	0.1
171,364	Inchcape PLC	1,079,432	0.2
11,487	InterContinental Hotels Group PLC	523,261	0.1
15,628	Intertek Group PLC	932,663	0.2
374,474	ITV PLC	359,561	0.1
281,664	Kingfisher PLC	558,761	0.1
21,049	Land Securities Group PLC	175,528	0.0
104,509	Legal & General Group PLC	268,691	0.1
3,770	London Stock Exchange Group PLC	352,858	0.1
73,954	Meggitt PLC	258,960	0.1
28,904	Mondi PLC	510,422	0.1
144,713	National Grid PLC	1,695,847	0.4
13,868	Next PLC	825,678	0.2
42,029	Pennon Group PLC	578,730	0.1
51,432	Persimmon PLC	1,424,981	0.3
109,606	Relx PLC (GBP Exchange)	2,472,897	0.6
181,902	Rentokil Initial Plc	1,082,241	0.2
63,206	Rightmove PLC	395,190	0.1
54,042	Rio Tinto PLC	2,508,544	0.6
78,498	Sage Group PLC/The	631,317	0.1
204,895	Segro PLC	2,147,602	0.5
25,724	Severn Trent PLC	771,910	0.2
55,847	Smith & Nephew PLC	1,092,870	0.2
7,231	Spirax-Sarco Engineering PLC	791,353	0.2
37,069	SSE PLC	581,438	0.1
103,643	Standard Life Aberdeen PLC	287,054	0.1
124,249	Tate & Lyle PLC	1,113,311	0.3
338,444	Taylor Wimpey PLC	625,049	0.1
587,513	Tesco PLC	1,737,749	0.4
70,755	Unilever PLC	3,643,310	0.8
65,706	United Utilities Group PLC	743,779	0.2
467,746	Vodafone Group PLC	659,834	0.1
235,153	WM Morrison Supermarkets PLC	540,420	0.1
148,142	WPP PLC	1,149,447	0.3
		59,749,524	13.4

	United States: 0.1%
29,111 (1)	Bausch Health Cos, Inc.	525,983	0.1

	Total Common Stock
	(Cost $451,793,326)	439,743,075	98.7

PREFERRED STOCK: 0.1%
	Germany: 0.1%
7,567 (1)	Porsche AG	382,088	0.1

	Total Preferred Stock
	(Cost $417,512)	382,088	0.1

	Total Long-Term Investments
	(Cost $452,210,838)	440,125,163	98.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.9%
	Repurchase Agreements: 0.2%
681,816 (4)	Citigroup, Inc., Repurchase Agreement dated 04/30/20, 0.04%, due 05/01/20 (Repurchase Amount $681,817, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.500%-6.500%, Market Value plus accrued interest $695,452, due 05/31/20-02/01/57)
	(Cost $681,816)	681,816	0.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.7%
3,243,000 (5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.210%
	(Cost $3,243,000)	3,243,000	0.7

	Total Short-Term Investments
	(Cost $3,924,816)	3,924,816	0.9

	Total Investments in Securities (Cost $456,135,654)	$444,049,979	99.7
	Assets in Excess of Other Liabilities	1,122,425	0.3
	Net Assets	$445,172,404	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Security, or a portion of the security, is on loan.
(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of April 30, 2020.

See Accompanying Notes to Financial Statements

53

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)        Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)        There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant is required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Mutual Funds

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: July 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: July 8, 2020

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: July 8, 2020